[CLOCKS GRAPHIC]
                                                             SBL FUND

                                                      SEMI-ANNUAL
                                                      REPORT

                                                      JUNE 30, 2000
                                                      - SERIES V (MID CAP VALUE
                                                        SERIES)
                                                      - SERIES X (SMALL CAP
                                                        GROWTH SERIES)
                                                      - SERIES J (MID CAP GROWTH
                                                        SERIES)
                                                      - SERIES D (GLOBAL SERIES)
                                                      - SERIES K (GLOBAL
                                                        STRATEGIC INCOME SERIES)
                                                      - SERIES C (MONEY MARKET
                                                        SERIES)
                                                      - SERIES S (SOCIAL
                                                        AWARENESS SERIES)
                                                      - SERIES T (TECHNOLOGY
                                                        SERIES)
                                                      - SERIES G (LARGE CAP
                                                        GROWTH SERIES)
                                                      - SERIES E (DIVERSIFIED
                                                        INCOME SERIES)
                                                      - SERIES N (MANAGED ASSET
                                                        ALLOCATION SERIES)
                                                      - SERIES W (MAIN STREET
                                                        GROWTH & INCOME(R)
                                                        SERIES)
                                                      - SERIES H (ENHANCED INDEX
                                                        SERIES)
                                                      - SERIES L (CAPITAL GROWTH
                                                        SERIES)
                                                      - SERIES Q (SMALL CAP
                                                        VALUE SERIES)
                                                      - SERIES A (EQUITY SERIES)
                                                      - SERIES P (HIGH YIELD
                                                        SERIES)
                                                      - SERIES M (GLOBAL TOTAL
                                                        RETURN SERIES)
                                                      - SERIES O (EQUITY INCOME
                                                        SERIES)
                                                      - SERIES Y (SELECT 25
                                                        SERIES)
                                                      - SERIES I (INTERNATIONAL
                                                        SERIES)
                                                      - SERIES B (LARGE CAP
                                                        VALUE SERIES)

                                                         SECURITY DISTRIBUTORS,
                                                         INC.
                                                         A Member of The
                                                         Security Benefit
                                                         Group of Companies
                                                     [SECURITY DISTRIBUTORS,
                                                     INC. LOGO]

COMMENTARY FROM THE CHAIRMAN OF THE BOARD
AUGUST 15, 2000

[CLELAND PHOTO]
               John Cleland
           Chairman of the Board

Volatility continued to be the principal factor impacting financial markets in the six month period ended June 30, 2000. One of the main reasons for this increased market volatility is the emphasis many investment managers are placing on market momentum as a primary determinant of investment strategy. This focus on momentum has resulted in frequent and dramatic short-term shifts in market sector preference, raising to a new level the importance of portfolio diversification as a critical investment tool. We believe it is now more important than ever to spread one's asset allocation decisions across a broad spectrum of investment classes in order to avoid a concentration in any one asset group that could be neglected by momentum investors.

NEW INVESTMENT CHOICES IN SBL FUND

We at Security Management Company, LLC have recognized this need for diversification and have responded by adding five new series to the SBL Fund family. These include the Large Cap Growth Series, managed by Cindy Shields; the Capital Growth Series, subadvised by Alliance Capital Management L.P.; the Main Street Growth and Income Series(R), subadvised by OppenheimerFunds, Inc.; the Technology Series, subadvised by Wellington Management Company, LLP; and the Small Cap Value Series, subadvised by Strong Capital Management, Inc. You will find details about these new offerings in the portfolio manager's letters on the following pages.

SIGNS OF AN ECONOMIC SLOWDOWN SHOULD BOLSTER MARKETS

After six successive rate increases by the Federal Reserve Bank's policy-making Open Market Committee over the past year, the Committee's decision to leave rates unchanged at their June 27 and 28, 2000 meeting acknowledged the unmistakable signs of an economic slowdown. While the Federal Reserve is never absent from the investment scene, we believe the possibility now exists that they will make no further rate changes through the remainder of this year, particularly in view of the upcoming election cycle.

If in fact the economic slowdown continues, it should offer bond investors the opportunity to benefit from a corresponding decline in interest rates. At the same time, the removal of fears of higher interest rates from the equity markets creates an environment conducive to stock markets moving to new highs later in the year. We remain optimistic about the long-term outlook for investments, but caution that we expect returns to be more in line with historic norms than with the unusually high returns generated by some market sectors over the past few years.

/s/ John Cleland
John Cleland
Chairman of the Board

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                                        1

SERIES V (MID CAP VALUE SERIES)
AUGUST 15, 2000

                         FLYING S
                           LOGO     SECURITY
                                    FUNDS

[SCHIER PHOTO]
    James P. Schier
   Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Mid Cap Value Series of SBL Fund had an outstanding first six months of the year, gaining 15.30% compared with the benchmark S&P/Barra Mid Cap Value Index's return of +3.50% for the same period.(1) The Series also handily outperformed its Lipper peer group average return of -1.13% in the first half of 2000. The majority of the gain occurred in the first three months of the year; the Series returned +13.57% during the first quarter and slowed substantially, along with value stocks in general, in the second quarter.

ENERGY-RELATED ISSUES GAINED WITH OIL PRICES

The greatest contributor to positive performance year to date was the energy sector. As oil prices moved from around $21 per barrel at the beginning of the year to over $32 at the end of June, many oil industry related stocks moved up accordingly. Higher prices and strong demand led to increased interest in drilling and production both in the U.S. and in other countries. Exploration and production companies Ocean Energy, Inc., and Forest Oil Corporation gained 83% and 72%, respectively, and oil and gas services company R&B Falcon Corporation rose 78% during the first half of the year.

SOME FINANCIAL AND HEALTH CARE STOCKS PERFORMED WELL

Although performance of financial stocks in general was mixed as interest rates rose over the six months, we realized a substantial gain in one of our financial sector holdings. The stock of investment management and advisory company Pioneer Group, Inc., rose nearly 132% in the first half, with most of the gain coming in a single day when Italian Bank UniCredito Italiano SpA announced its plans to acquire the company. Pioneer Group, Inc., manages and distributes mutual funds in several countries.

Stocks in our health care sector gained nearly 25% in the six-month period, compared with a 6% gain in the benchmark index's corresponding sector. Performance was led by CryoLife, Inc., a company which preserves human tissue for transplant purposes and develops implantable products and medical devices. Its stock rose over 95% during the period. A second company in the sector, Teva Pharmaceutical Industries, Ltd., manufactures and markets branded and generic drugs. Its stock was up 55% as Europe's acceptance of generic drugs increased. Teva also produces a multiple sclerosis drug which continues to gain market share more rapidly than the company had projected.

SOME NEGATIVES IN A GOOD PERFORMANCE PERIOD

An underweighting in the utility sector (6.8% in the portfolio versus a 16% weighting in the benchmark) detracted from performance as utility stocks in general turned in favorable results. A move by investors into defensive stocks such as utilities, along with talk of possible electricity "brown-outs" during the summer, boosted the prices of issues in this sector. Those issues we held performed well; we simply didn't own enough of them.

Some of our technology stocks underperformed during the six months. Mediconsult.com, Inc. provides patient-oriented health care information and services on the World Wide Web. Its wholly-owned subsidiary, Physicians' Online, Inc., is dominant in the physician Internet community. Unfortunately, contract signings for the company's services fell below investors' expectations and the stock fell 76% in the first half of the year. AVT

[LOGO]

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                                        2

AUGUST 15, 2000

Corporation, which provides unified messaging for companies, fell 36% after announcing disappointing earnings, and Computer Sciences lost 21% on suggestions that its third quarter revenue growth would be less than anticipated.

GOOD INVESTMENT OPPORTUNITIES AMONG MID CAP STOCKS

Many mid cap stocks are sharply undervalued at this time on a historical basis when compared with their large cap counterparts. A number of stocks in the economically sensitive sectors such as retailing and some manufacturing appear unusually cheap. Many analysts find it hard to see how earnings in these companies can grow if consumer spending slows in response to the Federal Reserve Bank's actions, so prices have fallen as investors shunned the sectors. Broad sector declines, as opposed to stock-specific selloffs, often create bargain prices for good companies. We are monitoring movements in these areas closely and plan to deploy money selectively in some consumer cyclical and capital goods companies as opportunities arise.

Sincerely,
James P. Schier
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

----------------                  PERFORMANCE
----------------

                             TOP 5 EQUITY HOLDINGS*

                                        % of
                                     Net Assets
Benchmark Electronics, Inc.             3.1%
Ocean Energy, Inc.                      3.0%
CryoLife, Inc.                          2.7%
Acxiom Corporation                      2.5%
J.C. Penney Company, Inc.               2.5%

  *At June 30, 2000

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

                                 Since Inception
                       1 Year       (5-1-97)
Series V               14.65%        26.36%

  Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[LOGO]

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                                        3

SERIES X (SMALL CAP GROWTH SERIES)
AUGUST 15, 2000


                       STRONG LOGO          SUBADVISOR, STRONG CAPITAL MANAGEMENT

[OGNAR PHOTO]
    Ronald C. Ognar
   Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Small Cap Growth Series of SBL Fund experienced an excellent first six months of the year. The Series gained 13.20%, comparing very favorably with the +3.05% return of the benchmark Russell 2000 Index over the same period.(1)

A REVIEW OF THE FIRST HALF OF 2000

The equity markets tossed and turned in the first quarter of the year as investors grappled with the question of whether rising interest rates would stifle the sizzling U.S. economy. The Federal Reserve Bank followed through on its resolve to keep a lid on economic growth and asset values by raising short term interest rates twice during the quarter. The second quarter was characterized by severe market volatility, most notably in Nasdaq stocks, combined with a rotation from highly valued growth stocks into less expensive market sectors. The selloff reduced the valuation disparity between sectors, especially for "concept" stocks lacking meaningful earnings.

The S&P 500 Index fared much better during the second quarter than the technology-laden Nasdaq Composite Index as investors shifted into the so-called "Old Economy" stocks. Higher oil prices and higher interest rates led investors to the strongest revenue growth companies in anticipation of a slowing economy and an inevitable deceleration in earnings. Despite this shift to larger cap "Old Economy" companies, the Small Cap Growth Series experienced excellent price appreciation particularly in its optical and networking technology companies, as well as in various health care related stocks.

WE STILL FAVOR INTERNET AND BIOTECHNOLOGY ISSUES

We remain committed to our investments in the direct beneficiaries of the networked economy. The acceptance of the Internet as an important source of competitive advantage should continue to enhance the prospects of companies engaged in e-commerce, wireless communications, bandwidth expansion, and software.

In addition, the genomics revolution continues to achieve several important milestones. Although we recognize that their progress will likely be slow, we are focusing on the enablers of genomic discovery and some of the leading companies in biotechnology research. Overall, we continue to favor the secular health care demands of an aging population and the outlook for high quality pharmaceutical stocks.

[LOGO]

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                                        4

AUGUST 15, 2000

THE FED SHOULD BE NEAR THE END OF ITS RATE HIKE CYCLE

With recent economic data pointing to more moderate growth trends, it is becoming increasingly likely that an end to the Fed's tightening phase is upon us. As investor attention shifts away from Federal Reserve policy to the risk/reward profile of individual issues, it seems likely that the valuation disparity between technology stocks and "Old Economy" issues will continue to close. Although technology remains an attractive growth area, reasonably valued companies positioned to capitalize on the networked economy will likely gain ground on a relative basis. We are also watching specialty retail stocks, which have again become attractive to us because we believe that the pressure put on these stocks by Fed tightening should ease during the coming months.

Sincerely,
Ronald C. Ognar
Portfolio Manager

(1 )Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

----------------                  PERFORMANCE
----------------

                             TOP 5 EQUITY HOLDINGS*

                                        % of
                                     Net Assets
Digital Microwave Corporation           3.5%
Integrated Silicon Solution, Inc.       3.4%
Titan Pharmaceuticals, Inc.             3.0%
Tekelec                                 2.5%
Marine Drilling Companies, Inc.         2.2%

  *At June 30, 2000

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

                                 Since Inception
                       1 Year      (10-15-97)
Series X               98.56%        35.19%

  Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. Recent Returns of Series X is attributable in part to unusually favorable market conditions and the series participation in the initial public offering market. There can be no guarantee that these returns will be repeated in the future. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[LOGO]

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                                        5

SERIES J (MID CAP GROWTH SERIES)
AUGUST 15, 2000

                        FLYING S
                          LOGO     SECURITY
                                   FUNDS

[SCHIER PHOTO]
    James P. Schier
   Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Mid Cap Growth Series of SBL Fund (formerly the Mid Cap Series) turned in a very favorable performance in the first six months of the year. The Series gained 13.03% over the period, less than the benchmark S&P/Barra Mid Cap Growth Index return of 14.97%, but well above the Lipper peer group average of 8.54%.(1)

ENERGY AND FINANCIAL STOCKS LED PERFORMANCE

The greatest contributor to positive performance year to date was the energy sector. As oil prices moved from around $21 per barrel at the beginning of the year to over $32 at the end of June, many oil industry related stocks moved up accordingly. Our better performers in this sector included oil and gas services company R&B Falcon Corporation, up 78% in the six-month period, and exploration and production company Forest Oil Corporation, which gained 63% after it was purchased for the portfolio. We also saw nice gains in Apache Corporation, ENSCO International, Inc., and Evergreen Resources, Inc.

Although it may seem unusual that financial sector stocks would be strong performers in a period of rising interest rates, two of our holdings, both oriented toward fee-based income more than interest rate spread income, did very well. Northern Trust Corporation is well known as a manager of assets for wealthier individuals, and its stock gained over 23% since the beginning of the year. FleetBoston Financial Corporation provides commercial and investment banking services around the world as well as in the U.S., and benefited from improvement in the global economic picture. FleetBoston's stock made healthy gains early in the year, so we elected to sell the stock and lock in the gains.

TECHNOLOGY STOCKS CONTINUE THEIR FAVORABLE RETURNS

Many of our technology holdings made strong contributions to total return as well. Lernout & Hauspie Speech Products NV, Europe's biggest maker of speech recognition products, saw its share price rise 31% in a single day after the company unveiled a handheld device that allows users to access the Internet using their voices. Subsequent product announcements led the company's stock to gain over 90% during the first half of this year. Other good performers in the technology sector include Rational Software Corporation, a company whose products and services help organizations develop and deploy Internet-related businesses and functions, and Jack Henry & Associates, Inc., which offers Internet site set-ups, ATM networking products, and integrated computer systems for data processing to community banks and other financial institutions.

CONSUMER CYCLICALS LAGGED OTHER SECTORS

Casual clothing retailer Abercrombie & Fitch Company fell sharply in the early months of the year when disappointing sales and concern about slowing growth led many analysts to cut their ratings on the stock. Sales in the company's fourth quarter, which ended January 29, rose just 3%, much less than the expected 6% to 9%. Additionally, the retailer's stores appeared overstocked on items aimed at the teen market, a market which can change direction sharply and suddenly.

Also classified in the consumer cyclicals sector are two Internet-related companies which underperformed during the period. Internet Capital Group fell along with other Internet venture capital companies on investor concerns about the value of their holdings as the technology sector in general declined in value. The stock price of Safeguard

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                                        6

AUGUST 15, 2000

Scientifics, Inc., also fell in sympathy with other technology issues.

MID CAP STOCKS REPRESENT GOOD VALUE NOW

Mid cap stocks are sharply undervalued at this time on a historical basis when compared with their large cap counterparts. We are finding many attractively priced issues, with the greatest values often in the smaller end of the mid cap range. There is once again some overvaluation in the "hot" sectors, including semiconductors and biotechnology issues which fell sharply early in 2000 but have recovered since then.

Despite the attractive prices of many issues, we are investing cautiously because of the potential for an economic slowdown in the months ahead. We are focusing on conservative growth companies in the mid cap group, believing that the powerful earnings thrust which carried stock prices upward in recent years may fade if economic growth slows. Those companies with proven track records of consistent earnings growth should outperform the general markets if the slowdown becomes reality.

Sincerely,
James P. Schier
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

----------------                  PERFORMANCE
----------------

                             TOP 5 EQUITY HOLDINGS*

                                        % of
                                     Net Assets
Rational Software Corporation           6.0%
Comverse Technology, Inc.               4.5%
Millenium Pharmaceutical                4.0%
Lernout & Hauspie Speech Products       3.5%
  N.V.
Peregrine Systems, Inc.                 2.8%

  *At June 30, 2000

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

                       1 Year    5 Years      Since
                                            Inception
                                            (10-1-92)
Series J               58.19%    27.26%      22.80%

  Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[LOGO]

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                                        7

SERIES D (GLOBAL SERIES)
AUGUST 15, 2000

                       OPPENHEIMERFUNDS(R) LOGO
                                                                              SUBADVISOR, OPPENHEIMERFUNDS, INC.

[WILBY PHOTO]
    William L. Wilby
   Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Global Series of SBL Fund performed well during the six months ended June 30, 2000. The Series returned +9.80%, comparing very favorably with the return of -3.04% on the benchmark MSCI World Index in U.S. dollars.(1) We believe the primary reason for this outperformance is our focus on growth companies that we expect to benefit from one or more major worldwide trends. These trends include mass affluence, aging populations, new technologies and restructuring.

A LOOK AT WORLD MARKETS

Global markets experienced robust gains early in the first half of the year, retreated in the middle months, and advanced again as the period came to a close. The initial charge was led by strong gains among high-tech stocks between January and March. At this point investors became concerned that the sector had become too overvalued, too quickly and shifted their focus to other sectors. As a result, markets with large technology weightings declined noticeably through April. By the end of the period, however, once valuations of most price-inflated technology stocks had returned to more normal levels, markets worldwide began to rebound.

PERFORMANCE AND OUR INVESTMENT THEMES

The major contributor to performance during this period was the success of our disciplined, bottom-up stock selection approach. We continued to choose our investments one company at a time based on their fundamental strengths and their growth prospects in light of our four long-term global themes mentioned in the first paragraph. In short, we look for stocks with the potential to deliver earnings growth and share price growth in any type of market.

As an example of how a stock would fit into our four themes, our quest for "new technology" recently led us to some new investments in Japan, where there is a growing demand for wireless mobile data such as voice-activated Internet access. We see the potential for a "new economy" to emerge in Japan, spurred on by the Internet and government policies designed to encourage restructuring of Japanese companies. To take advantage of this trend and the burgeoning demand for cellular equipment, we have invested in several component manufacturers.

OUR OUTLOOK FOR GLOBAL MARKETS

We are confident about the outlook for markets in the United States, Europe, Japan and Latin America. While we expect the U.S. stock market to cool down as the effects of tighter monetary policy take hold, we are not overly concerned about finding compelling investments. We believe good, solid companies can be found in virtually any economic environment.

In Europe the trend toward restructuring and enhancing shareholder value that began with the formation of the European Monetary Union is picking up speed. And as we mentioned earlier, Japan is slowly moving toward a technology-based economy, and we expect this may increasingly replace the old heavy-manufacturing economy that has been in decline there for some years.

[LOGO]

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                                        8

AUGUST 15, 2000

Regardless of the economic prospects for individual markets, we still believe there are investment opportunities globally. The portfolio is well diversified, which mitigates the risk of any single market or industry. We believe our bottom-up "stock pickers" approach and our focus on long term trends will continue to lead us to solid, growth-oriented companies with strong competitive positions and high demand for their products.

Sincerely,
William L. Wilby
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

----------------                  PERFORMANCE
----------------

                             TOP 5 EQUITY HOLDINGS*

                                        % of
                                     Net Assets
Cadence Design Systems, Inc.            3.5%
Alcatel                                 3.2%
National Semiconductor Corporation      3.2%
Toshiba Corporation                     2.7%
Porsche AG                              2.4%

  *At June 30, 2000

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

                       1 Year    5 Years    10 Years
Series D               51.36%    22.51%       9.08%

  Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[LOGO]

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                                        9

SERIES K (GLOBAL STRATEGIC INCOME SERIES)
AUGUST 15, 2000


                       WELLINGTON MANAGEMENT LOGO
                                                     MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP

[HILL PHOTO]
  Lucius T. Hill, III
   Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Global Strategic Income Series of SBL Fund performed well in the first half of the year despite considerable volatility in most sectors of the world markets. The Series returned +3.02% over the period, while the blended benchmark index returned 3.75%.(1) The benchmark consists of 25% Lehman Brothers Aggregate Bond Index, 25% Lehman High Yield Bond Index, 25% Salomon Brothers World Government Bond Index ex U.S. (hedged), and 25% J.P. Morgan Emerging Markets Bond Index Plus.

A REVIEW OF THE MARKETS THIS YEAR

The first six months of 2000 has certainly not been dull for investors in the many sectors of the global fixed income markets. The U.S. Federal Reserve Bank has raised rates by a full percentage point since the beginning of the year, the European Central Bank has moved short term rates up by 1.25%, and we have also seen rate hikes in the U.K., Australia, Switzerland, Canada, and Hong Kong. However, despite rising short-term rates, longer maturity global government bond yields have held steady.

In the United States, the yield on the ten-year Treasury Note actually fell from 6.442% at the beginning of the year to 6.031% at June 30, in large part due to strong technicals surrounding the continuation of the U.S. Treasury Department's debt retirement and buyback program. The potential for a reduced supply of U.S. Treasury securities has resulted in a significant valuation premium. The U.S. corporate debt market has underperformed due to fears that rising interest rates would impede economic growth. Conversely, emerging market debt performed very well over the last six months, bolstered by favorable global growth, rising commodity prices, and improving fundamental prospects in some countries.

MARKET EFFECTS ON PORTFOLIO ASSETS

Our holdings in emerging market debt continued to be the driver of the Series' return. In particular, over the past six months we have seen significant gains from our positions in Russia, Mexico, and Brazil. Within developed markets, we favored corporate bonds over government securities as the absolute yields on the latter were hardly compelling. With hindsight, our allocation to U.S. corporate debt was early, since corporate bonds lagged other segments of the fixed income markets.

LOOKING AHEAD TO THE SECOND HALF OF 2000

On the heels of the latest rate hike, domestic economic data has begun to show a moderation in activity in several areas including the manufacturing, housing, and consumer spending sectors. However, in the months ahead, the Federal Reserve will remain alert to signs that this recent slowdown in the U.S. economy is only temporary, and we believe that one or two more rate hikes this year are a possibility.

More significantly, we expect increased confidence on the part of investors that the Fed will succeed in engineering a "soft landing," which should have the effect of re-energizing the recently lackluster corporate debt sector. Up until now the markets seem to have been pricing in nothing short of a recession for high yield securities. With increasing evidence that this worst-case scenario will be avoided, however, these securities have begun to look compelling due to their potential for significant price appreciation. In contrast, we feel that the government debt of the U.S. and its major trading partners is fully valued with little for us to be excited about. In

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                                       10

AUGUST 15, 2000

emerging markets we remain cautiously optimistic, but after our recent successes in this sector we expect to be trimming our exposure slightly.

Most importantly, we feel that a broadly diversified exposure to all major sectors of the global bond market continues to make the Global Strategic Income Series an attractive option for fixed income investors.

Sincerely,
Lucius T. Hill, III
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

----------------                  PERFORMANCE
----------------

                                TOP 5 COUNTRIES*

                                        % of
                                     Net Assets
United States                          53.5%
Brazil                                  6.5%
Argentina                               5.9%
Mexico                                  5.4%
Russia                                  4.3%

  *At June 30, 2000

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

                       1 Year    5 Years      Since
                                            Inception
                                            (6-1-95)
Series K               7.03%      7.60%       7.38%

 Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

 The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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                                       11

SERIES C (MONEY MARKET SERIES)
AUGUST 15, 2000

                         FLYING S
                           LOGO     SECURITY
                                    FUNDS

TO OUR CONTRACTHOLDERS:

During the first half of this year, as in the second half of 1999, money market funds were the only fixed income sector to benefit from the Federal Reserve Bank's series of interest rate increases. The Money Market Series of SBL Fund capitalized on these interest rate increases as frequently as possible in order to boost the total return of the Series. The total return for the six month period ended June 30, 2000, was 2.87%, a bit higher than the 2.80% average of its Lipper peer group of funds.(1)

SHORT TERM INTEREST RATES RISE WITH THE FED'S ACTIONS

When the Federal Reserve's policy-making Open Market Committee (FOMC) announces increases in its target interest rates, it is referring to the Federal funds rate, which is the rate at which banks lend money to each other on an overnight basis. The FOMC often increases its discount rate as well; this is the rate at which the Federal Reserve Bank lends funds to member banks. Both of these rates are short term; consequently, the impact on money market instruments is immediate. In fact, many times investors in money market instruments anticipate the likelihood that the FOMC will increase rates and force up the rates on money market instruments ahead of the actual announcement.

CHARACTERISTICS OF PORTFOLIO ASSETS

In periods when interest rates are rising, we believe it is prudent to keep the average maturity of the securities in the portfolios shorter than usual in order to more quickly take advantage of higher rates. The average maturity of the holdings in the Money Market Series at June 30, 2000 was 45.9 days, compared with the 52 day average maturity of the benchmark Money Fund Report.

The portfolio is currently made up of 53.2% commercial paper, 20.9% Federal agency discount notes and securities, 6.6% SBA issues, 11.0% floating rate government securities, 6.8% funding agreements, and 1.5% Sallie Mae floating rate issues. A broadly diversified portfolio such as this gives us more flexibility to adjust in a rising interest rate environment.

THE POSSIBILITY OF MORE RATE INCREASES AHEAD

Federal Reserve Chairman Alan Greenspan has indicated his preference for economic growth to be in the 3% range, rather than the 4%-plus levels of the past several quarters. If he and the Federal Open Market Committee believe growth is continuing at levels that will prompt a return of inflation, they could increase rates again in coming months. Although most sectors of the fixed income markets would respond negatively to such a move, money market funds would continue to benefit. We will watch market changes carefully, and adjust portfolio holdings accordingly.

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                                       12

AUGUST 15, 2000

OUTLOOK FOR THE SECOND HALF OF 2000

We believe the Federal Reserve is at or near the end of its cycle of interest rate increases. We are monitoring economic and market conditions carefully and plan to lengthen our maturities a bit when rates begin to come down. By doing this, we can retain the benefits of today's higher rates for a longer period of time. As usual, we continue to compare rates paid on various money market instruments in order to take advantage of the best offerings.

Sincerely,
Fixed Income Team

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

An investment in Series C is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Series does not attempt to maintain a stable net asset value of $1.00 per share.

----------------                  PERFORMANCE
----------------

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

                       1 Year    5 Years    10 Years
Series C               5.43%      5.10%      4.73%

  Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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                                       13

SERIES S (SOCIAL AWARENESS SERIES)
AUGUST 15, 2000

                         FLYING S
                           LOGO     SECURITY
                                    FUNDS

[SHIELDS PHOTO]
     Cindy Shields
   Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Social Awareness Series of SBL Fund performed well through the volatile first half of 2000. The Series gained 2.40%, outperforming the benchmark Domini Social 400 Index's -2.36% return.(1) Our strategy of keeping the sector weightings in the portfolio relatively close to those of the benchmark, but maintaining enough flexibility to adapt to changes in the economic environment, worked well throughout the six-month period. We plan to maintain sector weightings between a minimum of 80% of the corresponding sector in the index, but not exceeding 120% of the index sector.

THE HEALTH CARE AND ENERGY SECTORS ADDED VALUE

Within the health care sector we focused on emerging pharmaceutical companies instead of the major drug manufacturers. We believed the smaller firms would not yet be experiencing the difficulties surrounding patent expiration dates that have plagued the major firms. Additionally, many emerging companies in the drug industry have a wider range of new products in development stages. Given these companies' smaller sizes, their successful new products have a greater impact on their earnings. Included in this group were Allergan, Inc., providing eye care and specialty pharmaceutical products, and Watson Pharmaceuticals, Inc., both of which rose over 50% during the six month period.

The dramatic increase in petroleum prices, up from around $21 per barrel at the beginning of the year to over $32 at the end of June, gave a lift to many energy-related stocks. While some companies in this industry do not qualify for inclusion in portfolios that screen for environmental issues, many of those that supply equipment and services to the industry are suitable. BJ Services Company provides pressure pumping and other oil field services for the petroleum industry. Its stock rose nearly 45% in the first half of the year. Noble Drilling Corporation, which operates offshore drilling units and provides labor contract drilling services, gained over 25% in the same period.

TECHNOLOGY CONTINUES TO LEAD THE MARKETS

Within the technology sector, we had some outstanding performers. Scientific-Atlanta, Inc., providing products and services in the cable equipment business, experienced extremely strong demand for its product. Its stock has climbed nearly 167% since the beginning of the year. Diversified telecommunications equipment provider ADC Telecommunications, Inc., did nearly as well, up 131%. Adobe Systems Incorporated in the Internet-based software realm of the technology sector was another strong performer, gaining 93% after announcing its earnings were above analysts' expectations.

EXPECTATIONS OF A SLOWING ECONOMY HURT SOME SECTORS

Although the U.S. economy is still growing at a rapid pace, market perceptions that the Federal Reserve Bank's recent series of interest rate increases would result in an economic slowdown weighed heavily on some sectors. In the basic materials sector, paper and forest products companies Mead Corporation and Westvaco Corporation lost 41% and 22% respectively. Praxair, Inc., which supplies pressurized gases to various industries, fell 25% as well. We believe these companies' earnings prospects still look bright, and thus we continue to maintain the positions.

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                                       14

AUGUST 15, 2000

Consumer cyclicals also fell out of favor because of expectations that the economy would cool. Costco Wholesale Corporation operates wholesale membership warehouses. Its same-store sales fell below expectations. Additionally, the company is planning to increase spending for new stores. Costco's stock lost nearly 28% in the first half. Building materials retailer Lowe's Companies, Inc., came under pressure when higher mortgage rates caused investors to back away from the home building firms.

THE FED IS ABOUT DONE

We believe the Federal Reserve Bank is near the end of its cycle of interest rate increases. We look for the economy and consumer spending to slow somewhat in the coming months, although we don't expect significant negative impact on the stock markets. Analysts' earnings estimates remain a bit high in our view at this time, and will likely be revised downward soon. In such a scenario, we expect investors to seek companies with proven consistent growth rates. We plan to keep our sector weightings close to those of the benchmark index in the coming months, avoiding large sector bets in periods of high market volatility.

Sincerely,
Cindy Shields
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

----------------                  PERFORMANCE
----------------

                             TOP 5 EQUITY HOLDINGS*

                                        % of
                                     Net Assets
Intel Corporation                       6.4%
Cisco Systems, Inc.                     6.3%
Microsoft Corporation                   6.1%
American International Group, Inc.      2.8%
Lucent Technologies, Inc.               2.7%

  *At June 30, 2000

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

                                            Since Inception
                       1 Year    5 Years       (5-1-91)
Series S               8.60%     20.89%         15.94%

  Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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                                       15

SERIES T (TECHNOLOGY SERIES)
AUGUST 15, 2000


                       WELLINGTON MANAGEMENT LOGO
                                                     SUBADVISOR, WELLINGTON MANAGEMENT COMPANY LLP

TO OUR CONTRACTHOLDERS:

The Technology Series of SBL Fund was launched on May 1, 2000, and has had a very strong opening two months. The Series returned +2.40% since its inception, compared with a -1.39% return since May 1 for the benchmark Goldman Sachs Technology Industry Composite Index.(1)

MANAGEMENT OF THE PORTFOLIO

The Technology Series is managed by a team of five senior analysts from Wellington Management Company, LLP, subadvisor for the Series. This group of five managers has combined industry experience totaling 65 years. Each analyst is responsible for covering one or two industry subsectors spanning the broad technology universe. These subsectors include software, internet and new media, communications equipment, information technology services, electronics, semiconductors and equipment, and computer hardware and peripherals.

Our approach to investing is based on analyzing the competitive outlook for various subsectors of the technology industry, identifying those subsectors likely to benefit from the current and expected future environment, and identifying individual opportunities within each subsector. Asset allocation within the Series reflects the relative attractiveness of stocks within the subsectors, near-term macroeconomic events that may enhance or detract from the group's attractiveness, and the number of undervalued opportunities in each subsector.

EVALUATING TECHNOLOGY COMPANIES

Our evaluation of technology companies rests on our solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations, and new product developments. Our central theme that stocks that are less than efficiently priced can be found through extensive fundamental research. By focusing on early identification of the factors that lead to earnings revisions, we are able to determine favorable investment opportunities not yet recognized in the market. Therefore, our primary research is focused on direct contact with company management, suppliers, and competitors.

The Series' investment universe includes all U.S.-based and non-U.S.-based technology companies. Over 70% of the technology universe consists of companies domiciled in the U.S. In fact, of the top ten technology companies in the world, only two are domiciled outside the U.S. Therefore, we expect non-U.S. holdings to be a small portion of the portfolio. The assets will also be relatively concentrated, numbering between thirty and fifty stock positions.

REVIEW AND OUTLOOK

Following the launch of the Technology Series on May 1, volatility has been the only constant as the technology markets wrestled with rising interest rates, mixed valuations and some signs of fundamental weakness. The team has taken advantage of this volatility to build overweight positions in telecommunications equipment, software and Internet stocks, given their superior growth characteristics. This decision has served us well, with key stocks such as Broadcom Corporation, JDS Uniphase Corporation, and Rational Software Corporation already contributing meaningfully to the portfolio's performance.

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                                       16

AUGUST 15, 2000

As we enter the second half of the year we remain optimistic about the outlook for earnings. However, in spite of the strength of the fundamental outlook, valuations continue to appear stretched for some leading companies. In addition, we are seeing signs of some weakness in consumer markets and the margin, some easing of demand for wireless technologies. As a result, we are focusing our attention on infrastructure plays where demand remains robust and valuations look much more attractive. Overall, we continue to see ample opportunity to make the first year of SBL Fund's Technology Series a successful one.

Sincerely,
The Global Technology Portfolio Management Team
Wellington Management Company, LLP

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

----------------                  PERFORMANCE
----------------

                             TOP 5 EQUITY HOLDINGS*

                                        % of
                                     Net Assets
Cisco Systems, Inc.                     9.5%
Microsoft Corporation                   6.6%
JDS Uniphase Corporation                5.7%
Dell Computer Corporation               5.2%
Micron Technology, Inc.                 4.9%

  *At June 30, 2000

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

                             Since Inception
                                (5-1-00)
Series T                          2.40%

  Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. The return has been calculated from May 1, 2000 (date of inception) to June 30, 2000 and is not annualized. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[LOGO]

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                                       17

SERIES G (LARGE CAP GROWTH SERIES)
AUGUST 15, 2000

                         FLYING S
                           LOGO     SECURITY
                                    FUNDS

[SHIELDS PHOTO]
     Cindy Shields
   Portfolio Manager

TO OUR CONTRACTHOLDERS:

We are pleased to now offer the Large Cap Growth Series as a part of SBL Fund. The Series began operations May 1, 2000. As its name implies, the portfolio consists primarily of stocks issued by companies with market capitalizations in excess of $5 billion, and with above average prospects for favorable earnings growth. In the period from inception through June 30 the Series gained 2.10%. Its benchmark index, the S&P/Barra Growth Index, rose 2.58% over the same period.(1)

MANAGEMENT PROCESS COMBINES QUANTITATIVE AND FUNDAMENTAL STYLES

We are managing the Large Cap Growth Series using a combination of stock selection styles. Following a quantitative technique, we use computer models to help us narrow the universe of companies with suitable earnings prospects. The models also assist us in identifying earnings trend changes in their early stages. Then we use fundamental analysis to validate the quantitative trends, to understand why changes might be occurring, and to help determine the quality and sustainability of earnings growth.

We don't expect to make any large sector "bets" by concentrating assets in an unusual manner in a particular sector. Rather, we plan to keep our sector weightings in a range from 80% to 120% of the corresponding weightings in the benchmark index. We focus on individual stock selection within these sectors as a way to add value to the portfolio. The majority of stocks in the portfolio are core holdings, selected from stocks that are included in the S&P/Barra Growth Index. A smaller portion of noncore assets, ranging generally from 10% to 40% of holdings, are stocks that are not a part of the index, carefully selected from those we expect to perform better than the overall benchmark index over time.

PORTFOLIO POSITIONING AT JUNE 30, 2000

At the end of June the largest sectors represented in the portfolio were technology and health care. In technology we are focusing on companies involved in software, networking, and telecommunications equipment. Core names included in this group include Cisco Systems, Inc., Microsoft Corporation, EMC Corporation, Nortel Networks Corporation, and Sun Microsystems, Inc. Noncore companies--those selected from outside the benchmark group--are Adobe Systems Incorporated, Comverse Technology, Inc., I2 Technologies, Inc., Siebel Systems, Inc., Network Appliance, Inc., and Veritas Software Corporation. While these noncore holdings may not be blue chip technology names, they are leaders in their respective market areas.

The core health care companies in the portfolio include Pfizer, Inc., Eli Lilly and Company, Schering-Plough Corporation, and Johnson & Johnson. Among the noncore health care names are Allergan, Inc., Alza Corporation, Forest Laboratories, Inc., and Watson Pharmaceuticals, Inc. Many of these noncore companies have new products that will be ready to come to the markets soon. Because of the smaller size of the companies, favorable reception of these new products will have a greater impact on earnings than they would on larger firms.

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                                       18

AUGUST 15, 2000

Of course, many other sectors are represented in the portfolio and include both core and noncore company stocks. A full listing of all the portfolio holdings can be found in the pages following the portfolio managers' letters.

A SLOWING ECONOMY IS LIKELY

We believe the Federal Reserve Bank is near the end of its cycle of interest rate increases. Once the economy shows convincing evidence that it is slowing, we may increase the noncore holdings in the portfolio, adding companies that are expected to be better performers in such an economic environment. Our analysts are spending a good deal of time searching for appropriate noncore holdings in order to have a list of quality names ready when we feel it is the proper time to invest.

Sincerely,
Cindy Shields
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

----------------                  PERFORMANCE
----------------

                             TOP 5 EQUITY HOLDINGS*

                                        % of
                                     Net Assets
General Electric Company                7.6%
Cisco Systems, Inc.                     6.5%
Intel Corporation                       6.4%
Microsoft Corporation                   6.0%
Pfizer, Inc.                            4.2%

  *At June 30, 2000

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

                             Since Inception
                                (5-1-00)
Series G                          2.10%

  Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. The return has been calculated from May 1, 2000 (date of inception) to June 30, 2000 and is not annualized. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[LOGO]

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                                       19

SERIES E (DIVERSIFIED INCOME SERIES)
AUGUST 15, 2000

                         FLYING S
                           LOGO     SECURITY
                                    FUNDS


       [BOWSER PHOTO]                  [PHALEN PHOTO]
      Steven M. Bowser                    Christopher L. Phalen
     Portfolio Manager                      Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Diversified Income Series of SBL Fund, formerly called the High Grade Income Series, gained 1.61% over the six month period ended June 30, 2000.(1) The benchmark Lehman Brothers U.S. Aggregate Bond Index gained 3.99% over the same period.

AN UNUSUAL TREASURY BOND MARKET

Price movement in the longer maturities of the Treasury bond market this year has been governed by an unusual factor. On January 13 the Department of the Treasury formally announced its plan to repurchase outstanding U.S. Treasury securities, saying it would buy back as much as $30 billion of these securities during the year 2000. The buybacks so far have focused primarily on the longer maturity issues bearing high interest rates. Through this process the department plans to substantially reduce the Federal government's annual interest expenses.

The result for fixed income markets was an outsized gain in the price of long-maturity Treasury bonds, while corporate bonds, which didn't benefit from the "buyback" effect, have lagged in total return. Steps taken by the Federal Reserve Bank to increase interest rates pushed up yields on most fixed instruments, but Treasury issues subject to the buyback process escaped most of this impact.

STRUCTURE OF THE PORTFOLIO

At the close of June, the Diversified Income Series was comprised of 28% mortgage-backed securities, 23% Federal agency issues, 24% investment grade and Yankee corporate bonds, 15% U.S. Treasury securities, and 9% high yield corporate bonds. The remainder was in cash and cash equivalents. We are working to bring this mixture more closely in line with that of the benchmark Lehman Aggregate Bond Index, which consists of 23% investment grade corporates, 30% Treasuries, 10% Federal agencies, and 37% mortgage-backed issues. The timing of this realignment worked against us a bit, since the corporate bond markets were the weakest they had been in many years. We believe, however, that the restructured portfolio should be a better performer in the months ahead.

The focus in the corporate bond portion of the portfolio will continue to be on quality investment-grade companies with maturities primarily in the ten year or lower range. We plan to use Treasury and Federal agency securities to fill in the longer part of the maturity range, since these issues are less subject to event risk which sometimes occurs with an issue in the corporate market spectrum. We plan to reduce the high yield sector of the portfolio to about 5% of the total, and expect to keep it generally between 5% and 10% of assets.

HIGH YIELD BOND PERFORMANCE WAS WEAK IN THE FIRST HALF

In the Diversified Income Series of SBL Fund the high yield bond portion of the portfolio subtracted from overall return. High yield bonds tend to follow price movements in the stock markets as well as in the bond markets, and many stock indexes were negative in the first half of the year. In January, high yield issues made up about 17% of assets. Because of their continuing underperformance we have reduced the position to its current 9% weighting and plan to bring it down even further in coming months.

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                                       20

AUGUST 15, 2000

OUTLOOK FOR FIXED INCOME MARKETS

We believe the Federal Reserve Bank is near the end of its cycle of interest rate increases. Once the economy exhibits solid evidence of slowing, bonds should enjoy a period of price recovery. Because corporate, mortgage-backed, and Federal agency securities prices have suffered more than Treasuries so far this year, they should outperform Treasuries when interest rates begin a convincing move downward. Interest rates on these categories of bonds currently stand at historically wide spreads above comparable-maturity Treasury bonds. These spreads are expected to narrow sharply when bond prices begin to recover.

Sincerely,
Steven M. Bowser
Christopher L. Phalen
Portfolio Managers

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

----------------                  PERFORMANCE
----------------

               Asset Mix*

               Corporate Bonds                30.8%
               Preferred Stocks                0.7%
               Mortgage Backed Securities     28.0%
               Cash & Equivalents              5.5%
               U.S. Government & Agencies     35.0%

               *At June 30, 2000

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

                        1 Year     5 Years    10 Years
Series E                  0.75%     4.45%       6.43%

  Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[LOGO]

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                                       21

SERIES N (MANAGED ASSET ALLOCATION SERIES)
AUGUST 15, 2000

                       T ROWE PRICE LOGO
                                                      SUBADVISOR, T. ROWE PRICE ASSOCIATES, INC.

[NOTZON PHOTO]
    Edmund N. Notzon
   Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Managed Asset Allocation Series of SBL Fund experienced a positive first half of the year, gaining 1.36% over the six months.(1) The benchmark index, a blend consisting of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index, rose 1.45% over the same period.

THE MARKET ENVIRONMENT IN THE FIRST HALF

After soaring in 1999 and the first quarter of 2000, technology stocks lost altitude and returned to more realistic levels. The worst of the selling occurred in April, but stocks attempted valiantly to take back lost ground by the end of June. The technology-heavy Nasdaq Composite Index ended the first half down 2.46%. The S&P 500 Index fell 0.43%, while small cap and mid cap stocks posted gains. The weakening euro undermined modest returns on European stocks and bonds. Equities in Japan also declined.

Among domestic fixed income sectors, longer duration issues outperformed over the last six months as the Treasury yield curve inverted. Treasuries outperformed mortgages and corporate bonds over the period. Among investment grade corporate bonds, higher quality issues outperformed lower quality issues. The high yield bond market underperformed as spreads widened to recessionary levels, despite strong U.S. economic growth.

HIGHLIGHTS OF PORTFOLIO ACTIVITY

Despite increasing market volatility, our small cap stock holdings were the strongest contributors to first half performance. Our investment grade holdings benefited from their allocation to longer maturity Treasuries during an environment of declining yields in that particular sector. The falling euro hampered returns among our international stock holdings.

In the first half of 2000 we took some profits in longer-term Treasury bonds and reallocated in favor of other investment grade issues, including corporate and mortgage-backed securities. There were no other major portfolio changes. Despite their recent underperformance, we believe that foreign equities have more attractive valuations and growth prospects than their domestic counterparts. Similarly we feel that small cap stocks remain undervalued relative to large cap equities given their growth potential.

OUR OUTLOOK FOR THE REST OF THE YEAR

Economic growth in the U.S. appears to be moderating to a more sustainable level. We see the global economic recovery on track despite slower growth in the U.S. We anticipate another 25 basis points of tightening by the Federal Reserve Bank this summer, but the leveling off of interest rate pressures should provide a positive backdrop for fixed income investors.

[LOGO]

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                                       22

AUGUST 15, 2000

We continue to see increasing volatility in world equity markets along with quickening shifts of market leadership among sectors of the equity market and between stocks and bonds. This suggests that a diversified approach such as that offered by the Managed Asset Allocation Series should be an effective approach for long term investors.

Sincerely,
Edmund M. Notzon
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

----------------                  PERFORMANCE
----------------

                             TOP 5 EQUITY SECTORS*

                                        % of
                                     Net Assets
Computer Software/Services              3.4%
Electronics - Semiconductors            2.6%
Healthcare - Pharmaceuticals -          2.6%
  Major
Communication Equipment                 2.5%
Computer Hardware                       2.0%

  *At June 30, 2000

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

                                            Since Inception
                       1 Year    5 Years       (6-1-95)
Series N               5.74%     13.40%         13.32%

  Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[LOGO]

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                                       23

SERIES W (MAIN STREET GROWTH AND INCOME(R) SERIES)
AUGUST 15, 2000

                       OPPENHEIMERFUNDS(R) LOGO
                                                                              SUBADVISOR, OPPENHEIMERFUNDS, INC.


       [ALBERS PHOTO]                        [MONOYIOS PHOTO]
       Charles Albers                       Nikolaos Monoyios
     Portfolio Manager                      Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Main Street Growth and Income Series(R) of SBL Fund began operations May 1, 2000 and is subadvised by OppenheimerFunds, Inc. In the period since its inception through June 30, 2000, the portfolio generated a total return of -0.20%, outperforming its benchmark index, the S&P 500 Index, which returned -0.72% over the same period.(1)

ATTRACTIVE BUYING OPPORTUNITIES FOR OUR INITIAL INVESTMENTS

Over the past six months the equity markets have demonstrated considerable volatility. Growth-oriented stocks rose sharply during January and February, supported by continued expansion of the U.S. economy, low rates of inflation, growing evidence of global economic recovery and diminishing fears of Y2K-related problems. In March, uncertainties associated with rising interest rates led to a sharp downward correction in growth-oriented stocks. Growth stocks became more reasonably priced in May. Thus, at the time the Series' operations began, we were able to take advantage of attractive opportunities among fast-growing technology companies.

From the outset, we immediately employed a disciplined investment strategy aimed toward building a diversified portfolio of good companies. Our quantitative models, which evaluate characteristics of market sectors as well as individual stocks, guided us to position the portfolio effectively in a wide range of industries. In particular, we emphasized energy-related stocks, many of which performed strongly due to steadily rising prices for oil and gas as well as consolidations among several of the industry's key players.

OUR VIEW OF THE MARKETS IN COMING MONTHS

Looking ahead, we believe economic fundamentals remain in place to support continued growth in the equities markets. As of the end of the reporting period, we continue to focus on large cap stocks, which have generally outperformed smaller company stocks for the last decade. Our investment model is pointing to growing opportunities among technology-oriented stocks as prices fall to levels we consider reasonable.

We have also begun to observe attractive opportunities among consumer staples companies, which seem to have rebounded from their previous weak sales. We believe many of these companies are now well positioned to benefit from strengthening global sales. Our investment discipline is designed to highlight just such opportunities before they are fully appreciated by the rest of the investment community.

[LOGO]

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                                       24

AUGUST 15, 2000

OUR DISCIPLINED INVESTMENT APPROACH

Whatever direction the markets take in the coming months and years, we plan to remain true to our disciplined investment approach. Rather than relying solely on intuition or forecasts, we remain guided by the hard data provided by our quantitative models.

Sincerely,
Charles Albers and Nikolaos Monoyios
Portfolio Managers
OppenheimerFunds Inc.

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

----------------                  PERFORMANCE
----------------

                             TOP 5 EQUITY HOLDINGS*

                                        % of
                                     Net Assets
Intel Corporation                       5.6%
Wal-Mart Stores, Inc.                   5.5%
General Electric Company                5.3%
Citigroup, Inc.                         3.7%
Exxon Mobil Corporation                 3.7%

  *At June 30, 2000

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

                             Since Inception
                                (5-1-00)
Series W                         (0.20)%

  Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. The return has been calculated from May 1, 2000 (date of inception) to June 30, 2000 and is not annualized. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[LOGO]

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                                       25

SERIES H (ENHANCED INDEX SERIES)
AUGUST 15, 2000


BANKERS TRUST LOGO

TO OUR CONTRACTHOLDERS:

The Enhanced Index Series of SBL Fund tracked the benchmark S&P 500 Index quite well throughout the first six months of 2000. Over the period, the Series returned -0.54%, while the benchmark return was -0.42%.(1) The greatest departure from the benchmark occurred in June, when the stock market changed direction markedly several times during the month.

REVIEWING THE PROPRIETARY SCREENS

In using our proprietary screens to select securities for the portfolio, we plan to overweight a stock relative to its weighting in the benchmark S&P 500 Index when one or more of the following shows up on our screens: the company reports a positive earnings surprise, the company becomes an acquisition target, it is announced that the company will be added to the S&P Index, the stock has a high dividend yield or a zero dividend yield (if further research shows that the company uses the funds for internal investment), or the stock's price shows significant value based on options pricing techniques.

Conversely, we consider underweighting a stock if there is a negative earnings surprise, if the company issues a seasoned equity offering (as opposed to an initial public offering of stock), or if financials show downward momentum. If none of these positive or negative screens apply, we will hold a neutral position in the stock.

THE SCREENS THAT WORKED BEST IN THE FIRST HALF

The Enhanced Income Series benefited in the first half of the year from the abundance of merger and acquisition activity. According to statistics compiled by Thomson Financial Securities Data, the volume of U.S. merger and acquisition activity rose to more than $894 billion in the first six months compared to $853 billion in the same period a year ago. A large part of this increase can be attributed to the proposed acquisition of Time Warner, Inc., by America Online, Inc., for an announced $182 billion. The Series also was boosted by the twenty-two additions to the S&P 500 Index and the three deletions from the index. Several of our other screens added value to a lesser degree.

OUTLOOK FOR THE REMAINDER OF THE YEAR

While as index fund managers we don't manage the portfolio according to a given outlook for the equity markets or the economy, we do monitor economic conditions and how they affect the financial markets. Our Chief Economist, Josh Feinman, expresses the view that the most likely outcome for the U.S. economy in the second half of the year is a "soft landing." We expect a combination of higher interest rates relative to a year ago, moderating equity markets, and higher oil prices to bring demand more in line with the economy's supply potential by late 2000 or early 2001, thus keeping inflation pressures from becoming too entrenched.

[LOGO]

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                                       26

AUGUST 15, 2000

Though encouraged by recent hints of cooling demand, we are unconvinced that a long-lasting slowing will occur without some further tightening--perhaps another fifty basis points--by the Federal Reserve Bank. Even if the economy slows gracefully, the backdrop of slower profit growth and higher inflation would be much less favorable for equities than the fundamentals we've seen for the last few years.

Sincerely,
Bankers Trust Company
Enhanced Index Team

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

----------------                  PERFORMANCE
----------------

                             TOP 5 EQUITY HOLDINGS*

                                        % of
                                     Net Assets
General Electric Company                3.5%
Intel Corporation                       3.0%
Cisco Systems, Inc.                     3.0%
Microsoft Corporation                   2.8%
Pfizer, Inc.                            2.0%

  *At June 30, 2000

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

                                 Since Inception
                       1 Year       (5-3-99)
Series H               8.15%         10.01%

  Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[LOGO]

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                                       27

SERIES L (CAPITAL GROWTH SERIES)
AUGUST 15, 2000


                       ALLIANCE CAPITAL LOGO

TO OUR CONTRACTHOLDERS:

The Capital Growth Series of SBL Fund, subadvised by Alliance Capital Management L.P., began operations May 1, 2000. In its first two months of operation the Series closely approximated the return on its primary benchmark, the S&P 500 Index. The Series returned -0.70% over the two months while the S&P returned -0.72%.(1)

ALLIANCE CAPITAL'S LARGE CAP STRATEGY

Alliance Capital's large capitalization growth strategy emphasizes stock selection, portfolio concentration and opportunistic trading to take advantage of unwarranted stock price fluctuations. The objective is to outperform large cap benchmarks and to significantly outperform the S&P 500 Index over time. We are "earnings driven" investors and focus on the early recognition of change on the premise that value is created through the dynamics of changing company, industry, and economic fundamentals. We seek to identify and invest in two- to three-year relative earnings strength at an early stage and at a reasonable price.

Our research emphasis focuses on companies where the potential for change is significant. Our portfolios are concentrated in favored stocks whose earnings growth rates are at least double the S&P 500's long-term average of approximately 10%. Our investment approach is to hold fairly concentrated positions in the top twenty-five stocks, which typically represent 65% to 75% of the total market value of the portfolio. Industry exposures are a by-product of individual stock selection, and we generally remain fully invested.

Alliance Capital's large cap growth strategy uses market and individual stock volatility as an opportunity to vary, in a sensible manner, the relative portfolio weightings of our favored securities. We are inclined to add to positions on price weakness and sell into price strength, assuming the company fundamentals are intact.

MAKEUP OF THE CURRENT PORTFOLIO

The Capital Growth Series portfolio at June 30, 2000 is broadly diversified with technology, consumer services, financials and health care as areas of emphasis. We maintain a positive view about the industry-dominant, high-growth companies in the portfolio; we believe they will continue to outperform in a global environment of solid economic growth and low inflation. Our primary focus remains on getting the fundamentals right on our individual stock selections.

OUR OUTLOOK AND PLANS FOR THE COMING MONTHS

Despite the length of the economic expansion and the Federal Reserve Bank's efforts to slow economic growth, corporate profit growth for most companies remains strong. Although recent signs indicate that economic growth is slowing, the data is far from conclusive. We believe the Federal Reserve will be vigilant in its fight against inflation and not hesitate to increase interest rates again if there are signs of accelerating growth or inflation. Investors will also be looking for any signs of slowing corporate profit growth, especially when many companies report earnings for the second quarter. Until investors are confident that the Federal Reserve Bank has engineered a soft landing, market sentiment is likely to vacillate with the economic data and corporate earnings reports.

The correction in technology stocks that saw the NASDAQ Composite Stock Index fall over 20% from its record high in mid-March through the end of June has had the beneficial effect of deflating the speculative bubble in the stock market. However, a valuation gap still exists between many technology stocks and the rest of the market, specifically financial and basic materials stocks. This gap, coupled with an economic landscape that is unclear, is likely to lead to continued volatility in the market. We plan to take advantage of this expected volatility by actively trading our core holdings to add incremental return.

[LOGO]

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                                       28

AUGUST 15, 2000

We look forward to the challenge of trying to keep the portfolio optimally structured for success based on the marriage of our fundamental analysis and price considerations--a management creed the Large Capitalization Growth team at Alliance Capital has successfully followed for the last two decades.

Sincerely,
Alliance Capital Management L.P.
Large Capitalization Growth Team

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

----------------                  PERFORMANCE
----------------

                             TOP 5 EQUITY HOLDINGS*

                                        % of
                                     Net Assets
Pfizer, Inc.                            6.1%
Intel Corporation                       5.3%
Nokia Oyj ADR                           4.7%
Tyco International, Ltd.                4.2%
Applied Materials, Inc.                 4.2%

  *At June 30, 2000

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF JUNE 30, 2000(1)

                             Since Inception
                                (5-1-00)
Series L                         -0.70%

  (1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

      The performance data quoted above represents past performance. Past performance is not predictive of future performance. The return has been calculated from May 1, 2000 (date of inception) to June 30, 2000 and is not annualized. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[LOGO]

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                                       29

SERIES Q (SMALL CAP VALUE SERIES)
AUGUST 15, 2000


                       STRONG LOGO          SUBADVISOR, STRONG CAPITAL MANAGEMENT INC.

[RENALDI PHOTO]
   I. Charles Rinaldi
   Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Small Cap Value Series of SBL Fund began operations May 1, 2000, and is subadvised by Strong Capital Management, Inc. For the period since its inception through June 30, the Series generated a return of -1.60% while its benchmark index, the Russell 2000 Index, returned -0.12%.(1)

RECENT MARKET PERFORMANCE

Throughout the second quarter of 2000, both large cap and small cap equity indexes were negative, with small cap stocks slightly underperforming their large cap counterparts. The negative reaction in the equity markets, brought about by the Federal Reserve Bank's succession of interest rate increases during the year, caused volatility throughout much of the quarter. The markets, however, began to rally in late May when favorable unemployment figures suggested that the overheated economy was beginning to slow.

The Federal Reserve Bank's policy-making Open Market Committee offered some continued comfort at the end of June when it refrained from raising interest rates yet again. Subsequent statements from various economic analysts concerning inflationary signs, as well as a focus on upcoming second quarter company earnings reports, created an environment where investors were looking forward with caution.

OUR EXPECTATIONS FOR COMING MONTHS

The market is likely to remain stagnant for the next few months and unlikely to establish new highs or set new lows. We expect the key drivers of direction to be set by the Federal Reserve's policymakers, and it is doubtful that significant changes would occur just prior to the elections in the fall. Given the difficulties companies experienced in raising prices of finished goods while raw material and energy costs were steadily increasing this year, we believe actual corporate earnings results for the second quarter, when reported, may be slightly lower than analysts' expectations.

[LOGO]

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                                       30

AUGUST 15, 2000

WE EXPECT A RETURN TO VALUE STOCKS

It is our belief that the second quarter of this year marked the beginning of a transition for investors to more traditional value equities. We saw a flight to traditional cyclical value names during the quarter, which reflects well on the remainder of this year as we anticipate a broader return to value stocks. If we are correct in our assessment of a slowdown in second quarter's reported earnings, it is likely that investors will start value shopping for growth. Our empirical work, directed toward finding growth at a reasonable price, suggests that this will be the area of investor focus over the next few months.

Sincerely,
I. Charles Rinaldi
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

----------------                  PERFORMANCE
----------------

                             TOP 5 EQUITY HOLDINGS*

                                        % of
                                     Net Assets
World Acceptance Corporation            2.7%
Chicago Bridge & Iron Company N.V.      2.4%
Matrix Service Company                  2.1%
Inprise Corporation                     2.0%
Range Resources Corporation             2.0%

  *At June 30, 2000

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

                             Since Inception
                                (5-1-00)
Series Q                         (1.60)%

  Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. The return has been calculated from May 1, 2000 (date of inception) to June 30, 2000 and is not annualized. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[LOGO]

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                                       31

SERIES A (EQUITY SERIES)
AUGUST 15, 2000

                         FLYING S
                           LOGO     SECURITY
                                    FUNDS

[MILBERGER PHOTO]
    Terry Milberger
Senior Portfolio Manager

TO OUR CONTRACTHOLDERS:

Concern about the Federal Reserve Bank's actions to increase interest rates in order to slow economic growth has kept the stock markets in a holding pattern so far this year. The Equity Series of SBL Fund in the first six months of 2000 returned -1.66% while the benchmark S&P 500 Index returned -0.42%.(1)

THIS YEAR'S MARKET TRENDS

In the early months of this year, technology issues continued their strong advance as investors believed interest rate increases would not damage this sector. The run-up in technology stock prices went too far, however, as frequently happens, and the sector experienced a normal correction beginning in late March and lasting through most of May.

Economically sensitive sectors which performed poorly last year amid the Federal Reserve's economy-slowing actions received a boost when investors began to move out of technology stocks in late March. Both technology and the economically sensitive groups slowed in late May and June, though, when evidence of the long-awaited slowdown began to emerge.

TECHNOLOGY AND HEALTH CARE SECTORS WERE STRONGEST

Despite its volatility, technology was again a leader in the benchmark S&P 500 Index for the first half of the year. The portfolio's total return was hurt by a slight underweighting relative to the benchmark in the tech sector. The stocks we owned performed well: Oracle Corporation gained 50%, Cisco Systems, Inc. was up 18.67%, Sun Microsystems, Inc. rose 17.43%, and telecommunications company Nortel Networks Corporation gained 35% over the six-month period.

The health care sector also fared well. Many drug company stocks lost ground in 1999 because of the potential negative effect of pending legislation which could affect the pricing of their products. That downtrend has been reversed this year as the legislation related to the possibility of Medicare payment for prescriptions remains stalled. Pharmacia & Upjohn, Inc. gained 33% before its merger April 1 with Monsanto into the combined Pharmacia Corporation. The combined company has held its ground since the merger completion date, rising about 1%. A second major pharmaceutical company, American Home Products Corporation, climbed 51% during the first half of the year.

Other strong performers came from an assortment of sectors. Among financial stocks, The Bank of New York Company, Inc. and Northern Trust Corporation benefited from their fee-based operations centered around managing assets for wealthy clientele. In retail, Kohl's Corporation performed well. Kohl's is the fastest growing reasonably sized company in the department store arena, and is expected to hold up well in the event of a consumer spending slowdown. Food retailer Safeway, Inc. also made a positive contribution to the portfolio's total return, showing above average earnings growth in a generally slow-growing industry.

[LOGO]

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                                       32

AUGUST 15, 2000

MICROSOFT HURT BY LEGAL PROCEEDINGS

Microsoft Corporation was the biggest detractor to portfolio total return, falling over 31% as the uncertain outcome of legal proceedings and a potential breakup of the company damaged stock performance. Also in the technology sector, telecommunications equipment company Lucent Technologies, Inc. lost 22% on product transition concerns when the company had difficulty delivering new products on schedule.

Fears of an economic slowdown hurt the stock price of building materials and home improvement retailer The Home Depot, Inc., which lost over 27% in the first half. The potential for a slowdown also damaged discount store operator Wal-Mart Stores, Inc.

INTEREST RATE INCREASES MAY BE OVER

We believe the Federal Open Market Committee is at or near the end of its interest rate increase cycle and will now pause to assess the impact of its rate hikes to date. This would create a positive backdrop for stocks heading into the second half of the year. Although we expect some slowing of economic activity, we don't think it will be of a great enough magnitude to jeopardize earnings. We look for returns on stocks to be positive, but more in line with historical norms than with the extraordinarily strong gains of the past few years.

Sincerely,
Terry Milberger
Senior Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

----------------                  PERFORMANCE
----------------

                             TOP 5 EQUITY HOLDINGS*

                                        % of
                                     Net Assets
General Electric Company                4.7%
Standard & Poor's Depositary            3.9%
  Receipts
Intel Corporation                       3.8%
Cisco Systems                           3.6%
Microsoft Corporation                   3.6%

  *At June 30, 2000

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

                       1 Year     5 Years    10 Years
Series A               (0.58)%    19.23%      15.74%

  Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[LOGO]

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                                       33

SERIES P (HIGH YIELD SERIES)
AUGUST 15, 2000

                         FLYING S
                           LOGO     SECURITY
                                    FUNDS

[TOUSSAINT PHOTO]
   David G. Toussaint
   Portfolio Manager

TO OUR CONTRACTHOLDERS:

The High Yield Series of SBL Fund generated a total return of -1.93% during the first half of this year, compared to the -1.21% produced by the benchmark Lehman Brothers Corporate High Yield Index.(1) As you know, high yield bonds often track the stock markets more closely than the bond markets. In the six months just completed, many stock markets indexes produced negative results as well.

A RECAP OF THE FIRST HALF

The high yield bond markets in general declined through most of the first five months of 2000. June brought a reversal, with bond prices rising as investors perceived that the Federal Reserve Bank was at or near the end of its cycle of raising interest rates. After several months of outflows of cash from high yield mutual funds, money started coming into these funds in June when yields became more attractive on a historic basis.

When investor interest was rekindled and cash flows increased late in the first half, many corporate treasurers moved quickly to the high yield markets with offerings of new bond issues. These new issues were mostly from higher quality, better established high yield companies and were very well received by investors. This increase in supply, however, may dampen investors' enthusiasm in the coming months if it keeps bond prices from improving as much as they would have in its absence.

DEFAULT RATES HAVE RISEN

Throughout 1997 and 1998, high yield bond issuance was heavy, meeting the demands of investors looking for yield. We now are seeing the darker side of this abundant new issuance, as default rates among high yield companies have risen in recent months. Nursing home operators Genesis Health Ventures, Inc. and Multicare Companies, Inc. both announced that they would be unable to meet regular coupon interest payments that came due in March and April. Both companies were hurt by federal legislation which cut their Medicare reimbursement payments.

Oakwood Homes Corporation, a producer of manufactured homes, reported a greater than expected quarterly loss and a sharp decline in sales. Their increasing lack of financial flexibility led to a downgrade in the company's securities. American Eco Corporation, which outsources services to the energy and power generation industries, said in its quarterly report released in April that it was not in compliance with some of its credit covenants.

STRONG PERFORMANCE FROM ENERGY, GAMING, AND TECHNOLOGY

But there is much good news among the portfolio holdings as well. Our energy-related companies have seen their bond prices rise substantially as the price of crude oil climbed from $21 at the beginning of the year to $32 at the end of the first half. Among these companies we own securities issued by Pioneer Natural Resources Company, Ocean Energy Corporation, Crown Central Petroleum Corporation, and Giant Industries, Inc.

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                                       34

AUGUST 15, 2000

The gaming sector benefited from the strong economy because of the increased cash flows it generated. We concentrated on the higher quality BB-rated issues, and saw nice price gains in many of these names. Included in this group are bonds issued by MGM Grand, Inc., Harrah's Entertainment, Inc., Park Place Entertainment Corporation (which operates under the brand names Bally's, Caesars, Flamingo, Grand, and Hilton), and Isle of Capri Casinos, Inc.

The third group which proved beneficial in the first half is technology. Amkor Technology, Inc. provides semiconductor packaging and test services. MasTec, Inc. designs, builds, and installs computer and communications networks for telecommunications service providers and cable television operators. Orius Corporation also operates in the telecommunications service arena, laying cable and installing premise wiring as well as providing outsourcing services.

HIGH YIELD MARKETS APPEAR TO HAVE STABILIZED

Our cash positions have been a bit higher than usual throughout the first half of the year, reflecting our caution about investing in a somewhat shaky market. In recent weeks, however, the high yield markets seem to be more stable, particularly following the positive movements in the stock markets. We plan to put the cash to work as appropriate opportunities arise, concentrating on BB rated credits and better single-B rated names. We believe the Federal Reserve Bank is near the conclusion of its cycle of interest rate increases, and high yield bonds should perform well when interest rates begin declining.

Sincerely,
David G. Toussaint
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

----------------                  PERFORMANCE
----------------

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

                                  Since Inception
                       1 Year        (8-5-96)
Series P               (1.99)%         6.31%

  Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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                                       35

SERIES M (GLOBAL TOTAL RETURN SERIES)
AUGUST 15, 2000

                       WELLINGTON MANAGEMENT LOGO
                                                     SUBADVISOR, WELLINGTON MANAGEMENT COMPANY LLP

[GOERZ PHOTO]
  David J. Goerz, III
   Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Global Total Return Series of SBL Fund seeks to outperform a blended unhedged benchmark of 80% MSCI World Equity Index and 20% Salomon World Government Bond Index by combining an effective asset allocation discipline with global security selection expertise in an innovative approach to global balanced management. For the first six months of the year the Series generated a return of -2.60%, lagging the benchmark return of -1.91%.(1)

A REVIEW OF THE MARKETS THIS YEAR

Interest rate fears and continuing valuation concerns, especially in growth stocks, hampered global equity market returns. In particular, slower economies with lagging profit growth underperformed, for example in Germany and Japan. Bonds performed somewhat better as U.S. Treasury issues managed to outpace non-U.S. bonds, which were dragged lower by the depreciating euro.

The portfolio benefited from asset allocation shifts during the first six months. We were cautious about equities earlier in the period, but then took the opportunity to increase exposure as the market corrected. However, our equity security selection was disappointing in the information technology, entertainment, and utility sectors.

POSITIONING OF PORTFOLIO ASSETS

On June 30, the Series held 83% global equities, 16% global bonds, and 1% cash. At this time, we find global stocks to be more attractive than bonds or cash. Developed markets are experiencing the best economic growth in a decade, and constructive conditions suggest strong global growth should continue. Equity return forecasts increased with falling bond yields and improved productivity, resulting in strong earnings growth and enhanced valuations.

European earnings specifically have benefited from weakness in the euro, but a strong yen has hampered growth in Japan. Overall, continuing global strength in earnings, reflecting vigorous economic activity, remains an important factor in our shift to an overweight equity posture. We expect S&P 500 earnings to increase about 18% during 2000, slowing moderately to 12% next year.

The Series has targeted increased equity exposure particularly in Europe, Canada and Hong Kong. Earnings growth has been strong in these markets and should continue at a rate faster than most other countries. Canada and Hong Kong posted June returns exceeding 10% as investors began to recognize these opportunities. The Series remains underweight in Japanese equities given an unfavorable profit and economic growth environment, as well as stretched valuations.

OUR OUTLOOK FOR THE SECOND HALF OF THE YEAR

Hikes in interest rates that began more than a year ago are having the desired effect of slowing growth to a more sustainable pace. We believe that the end of U.S. rate increases is near. We think Europe probably has more work to do, while Japan should begin raising rates before year end. Overall, investor expectations have shifted toward a more benign interest rate environment supportive of equities.

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                                       36

AUGUST 15, 2000

In our view, U.S. Treasuries are more attractive than most other bond markets, but less attractive than stocks. A strong U.S. dollar, volatile equity markets, and a reduced supply of U.S. Treasury securities have all been supportive in this otherwise difficult environment. Credit spreads have widened in part due to an aggressive government security buyback program instituted by the U.S. Treasury Department. This is an extraordinary condition that we believe will soon reverse itself. The Series is positioned to benefit from a narrowing in the gap between corporate bond spreads and U.S. Treasury issues.

Sincerely,
David J. Goerz, III
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

----------------                  PERFORMANCE
----------------

                             TOP 5 EQUITY HOLDINGS*

                                        % of
                                     Net Assets
Microsoft Corporation                   2.0%
Cisco Systems, Inc.                     1.4%
Citigroup, Inc.                         1.4%
Intel Corporation                       1.4%
Nokia OYJ                               1.4%

  *At June 30, 2000

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

                                            Since Inception
                       1 Year    5 Years       (6-1-95)
Series M               4.19%     10.01%         10.01%

  Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[LOGO]

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                                       37

SERIES O (EQUITY INCOME SERIES)
AUGUST 15, 2000

                       T ROWE PRICE LOGO
                                                      SUBADVISOR, T. ROWE PRICE ASSOCIATES, INC.

[ROGERS PHOTO]
    Brian C. Rogers
   Portfolio Manager

TO OUR CONTRACTHOLDERS:

Following a sharp advance during the first quarter of 2000, domestic stocks stumbled badly in April and then spent May and June trying to recover. The Federal Reserve Bank increased their interest rate targets three times in the first half of the year, for a total of six increases since June 1999, which eventually took its toll on most sectors of the market. As a result, technology stocks fared worst during the correction, but stocks outside the tech sector were also damaged.

PORTFOLIO PERFORMANCE DURING THE SIX MONTHS

The equity income group rallied somewhat after a long period of stagnation, but still finished in negative territory. The Equity Income Series of SBL Fund returned -2.90% over the six month period, while its benchmark S&P 500 Index returned -0.42%.(1) The portfolio's performance reflected the overall weakness with a small loss in the face of a major selloff in the so-called New Economy sectors. The Series' underweighting in technology spared it from further damage during the challenging first six months of 2000.

The worst of the selling occurred in April, but stocks attempted valiantly to recover lost ground by the end of June. All major indexes were weak, but there were a few bright spots, including biotechnology and natural resource stocks, which managed to post impressive gains due to inflation worries. Considering the uneven performance of stocks during the past two years, with many high risk Internet shares climbing ceaselessly while stable blue chips with solid earnings languished, the relatively good performance of value shares seemed long overdue.

PERFORMANCE OF PORTFOLIO HOLDINGS VARIED WIDELY

As we have discussed in previous letters, value stocks had been selling at the greatest price/earnings discount to the general market in 25 years. The major contributors to positive performance in the Series over the first half of this year were oil field service company Baker Hughes Incorporated, up 53%; pharmaceutical firms American Home Products Corporation and Pharmacia Corporation, up 50% and 46%, respectively; Starwood Hotels and Resorts Worldwide, Inc., up 40%; The Reader's Digest Association, Inc., up 36%; and The Walt Disney Company, up 33%.

There were laggards as well. Among them were computer services company Unisys Corporation and software manufacturer BMC Software, Inc., each off 54% for the six month period. Others include building materials firm Armstrong World Industries, Inc., down 51%; diversified chemicals company Hercules Incorporated, down 48%; The Procter & Gamble Company, off 47%; and International Paper Company, down 46%.

The portfolio remained well diversified among industries, with 20% of assets in consumer nondurables, 17% in financial stocks, 13% in energy, 13% in utilities, and the rest scattered across other industrial sectors. We made several purchases in the first half as their valuations became more attractive. These additions include mobile telecommunications services provider Vodafone AirTouch PLC, electronic controls manufacturer Rockwell International Corporation, Motorola, Inc., Unisys Corporation, Microsoft Corporation, and BMC Software, Inc.

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                                       38

AUGUST 15, 2000

OUR OUTLOOK FOR THE COMING MONTHS

We believe further interest rate increases may be possible in coming months. However, there are signs of slowing in economic growth and the Federal Reserve Bank could be nearing the end of its tightening cycle. The purpose of the higher rates is to slow the economy from its robust pace of the past few quarters and constrain inflation within acceptable bounds. We think these efforts will succeed without pushing the economy into a recession. As investors anticipate more favorable trends in inflation and interest rates, we expect moderate returns through the rest of the year for domestic stocks, including the equity income sector of the market.

Sincerely,
Brian C. Rogers
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

----------------                  PERFORMANCE
----------------

                             TOP 5 EQUITY HOLDINGS*

                                        % of
                                     Net Assets
BP Amoco plc ADR                        3.0%
Exxon Mobil Corporation                 2.6%
Mellon Financial Corporation            2.4%
SBC Communications, Inc.                2.1%
General Mills, Inc.                     1.8%

  *At June 30, 2000

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

                                              Since Inception
                        1 Year     5 Years       (6-1-95)
Series O               (10.57)%    14.37%         14.26%

  Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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                                       39

SERIES Y (SELECT 25 SERIES)
AUGUST 15, 2000

                         FLYING S
                           LOGO     SECURITY
                                    FUNDS

[MILBERGER PHOTO]
    Terry Milberger
Senior Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Select 25 Series of SBL Fund had a difficult first half of the year, returning -4.04% compared with the benchmark S&P 500 Index's return of -0.42%.(1) It is important to recognize that a concentrated portfolio of only twenty-five securities will often experience sharp price swings in a relatively short period of time.

GOOD COMPANIES CAN BECOME BAD STOCKS FOR SHORT PERIODS

Our objective is to select premier growth stocks for inclusion in the Select 25 Series portfolio. While these stocks have demonstrated excellent long-term performance, they will occasionally experience weak periods. We saw this happen in the first half of 2000 to some of our favorite companies. Foremost among these was Microsoft Corporation, which suffered because of its ongoing legal proceedings and concerns about a breakup of the company. Microsoft's stock has lost over 31% since the first of the year.

Also in the "good company, bad stock" category were two firms which lost value as concerns increased about higher interest rates and a slowdown in consumer spending. The Home Depot, Inc. fell 27% on investors' anticipation of a housing slowdown when mortgage interest rates rose. We continue to like the stock because even in periods in which home building activity slows, Home Depot does well with the remodeling and repair side of the business. Wal-Mart Stores, Inc. saw its stock price drop over 16% when rising gasoline prices led consumers to spend more at the gas pumps and less in department and discount stores.

Broadcast services company Clear Channel Communications Inc. suffered from the expected impact of higher interest rates also. The firm, which owns, programs, and sells airtime on various radio and television stations and provides outdoor advertising services, borrows money frequently in the course of its business activities. While investors tend to avoid the stock when interest rates are increasing, the fundamentals of the company remain sound. We expect it to recover nicely when interest rates begin to decline.

GOOD PERFORMERS IN THE TECHNOLOGY SECTOR

Many of the strongest performing stocks in the portfolio were technology related. This sector currently makes up about 40% of portfolio assets because of its favorable long-term growth rate outlook. Portfolio performance was led by Sanmina Corporation, a company which provides electronics contract manufacturing services. Sanmina's stock rose over 71% during the first half, losing ground only slightly in the late March-early April technology selloff but moving up sharply when the sector recovered.

Many other stocks in the technology group were strong performers as well. Intel Corporation gained 62.5%, EMC Corporation rose 40.8%, Nortel Networks Corporation was up 35%, and Cisco Systems rose 18.7% over the six months.

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                                       40

AUGUST 15, 2000

PREMIER GROWTH COMPANIES WILL PERFORM WELL OVER TIME

We believe that companies which have consistently displayed strong earnings growth will be premier stocks over the long term. The holding periods for securities in the Select 25 Series in general are longer than average. Portfolio purchases and sales are seldom driven by momentum trends. Rather, we prefer to select premier companies and keep them in the portfolio as long as we believe their growth prospects remain intact.

Sincerely,
Terry Milberger
Senior Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

----------------                  PERFORMANCE
----------------

                             TOP 5 EQUITY HOLDINGS*

                                        % of
                                     Net Assets
General Electric Company                4.7%
EMC Corporation                         4.4%
Nextel Communications, Inc.             4.3%
Dell Computer Corporation               4.3%
Walgreen Company                        4.1%

  *At June 30, 2000

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

                                 Since Inception
                       1 Year       (5-3-99)
Series Y               15.38%        18.06%

  Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[LOGO]

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                                       41

SERIES I (INTERNATIONAL SERIES)
AUGUST 15, 2000


                       BANKERS TRUST LOGO


        [LEVY PHOTO]                 [REINER PHOTO]                 [WANG PHOTO]
        Michael Levy                 Robert Reiner                   Julie Wang
     Portfolio Manager             Portfolio Manager             Portfolio Manager

TO OUR CONTRACTHOLDERS:

The International Series of SBL Fund generated a total return of -7.08% over the six months ended June 30, 2000.(1) The benchmark MSCI-EAFE Index returned -4.63% for the same time period. The portfolio is primarily composed of high quality, undervalued large cap and midcap stocks of foreign issuers in both developed and emerging markets.

A REVIEW OF THE FIRST HALF GLOBALLY

Volatility was the watchword for global equity markets during the first six months of 2000. Global growth, which had been accelerating toward the end of 1999, continued to pick up speed especially in the U.S. This prompted concerns that the Federal Reserve bank would need to raise interest rates in order to prevent a pickup in inflation. In response, all the G7 countries except Japan raised rates in the first half of this year.

In Continental Europe, growth continued to pick up throughout 2000. The euro has again remained weak which, while disappointing, has enabled exports to lead European growth forward. Indeed, despite interest rate rises, growth remains robust as these increases have been negated by the weakening currency. Growth is strong in the core economies, with consumers now leading the way forward. Similarly in the U.K., after a series of increases, it is thought that the Bank of England is near the peak of this cycle of interest rate rises. The impact of rate hikes is taking its toll on the U.K. consumer, with confidence trending down and retailers reporting soft sales.

In Japan, sentiment continues to be volatile. Economic activity has picked up as evidenced by recent strong growth in manufacturing capital expenditures and increases in vehicle and truck sales in June. The Governor of the Bank of Japan continues to signal an end to the zero interest rate policy that Japan currently has in place. This would have a negative impact on the fragile economic recovery there and damage the outlook for corporate profits, which are now recovering. The June election in the Japanese Lower House returned a verdict in line with consensus, with the three-party coalition led by the Liberal Democratic Party
(LDP) clinging to a majority of lower house seats. The LDP is in a weakened position, with the Democrats the main beneficiaries. Heavy selling by foreign investors who had fueled the market's past rally pressured the Japanese stock market.

MAJOR TRANSACTIONS DURING THE SIX MONTH PERIOD

The main driver of the Series' underperformance was the exposure to the more volatile telecommunications, media, and technology sectors. During the year, investors began to question the stretched valuations at which some of these companies were trading. Sentiment toward the global technology sector was negatively affected by the judgement against Microsoft, as well. We reduced a number of positions in order to lower risk, only maintaining exposure to the most attractively valued quality companies with strong, long-term business plans.

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                                       42

AUGUST 15, 2000

The relatively safe sectors during this period of volatility were the pharmaceutical, household, and food sectors which offer visible and stable growth prospects to investors. A position was established in Reckitt Benckiser PLC, a company formed via the merger of Reckitt and Colman of the U.K. and Benckiser of the Netherlands. Integration benefits continue to come through higher than expectations and the company continues to grow its top line sales at 5%. We expect to see their earnings improve by 20% in 2000. Other new holdings during the period were Imperial Tobacco Group PLC, Nestle SA and Scottish and Newcastle PLC.

OUTLOOK AND STRATEGY

Data has shown that the U.S. domestic economy is robust, but beginning to slow. Further interest rate increases are likely if this recent data is not confirmed going forward. Core inflation remains quiescent at present, but signs of a pickup would dent the U.S. market's confidence with a likely impact on global equity markets. In Continental Europe the recent interest rate rises are unlikely to slow the economies significantly until well into the third quarter. As growth remains robust and opportunities abound, it remains our most favored region. In the U.K., as the economy slows, companies are struggling to grow profits meaningfully and earnings are likely to undershoot consensus forecasts. This opinion gives rise to our underweight position there. Emerging markets, which have suffered as the global equity risk premia have risen in the first half of 2000, still offer selective opportunities.

Sincerely,
Michael Levy, Robert Reiner, and Julie Wang
Portfolio Managers

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

----------------                  PERFORMANCE
----------------

                             TOP 5 EQUITY HOLDINGS*

                                        % of
                                     Net Assets
Total Fina Elf S.A. (Cl. B)             2.5%
Vodafone AirTouch plc                   2.5%
Ing Groep N.V.                          2.0%
Shell Transport and Trading Company
  plc                                   2.0%
Reckitt Benckiser plc                   1.9%

  *At June 30, 2000

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

                                 Since Inception
                       1 Year       (5-3-99)
Series I               23.52%        17.66%

  Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[LOGO]

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                                       43

SERIES B (LARGE CAP VALUE SERIES)
AUGUST 15, 2000

                         FLYING S
                           LOGO     SECURITY
                                    FUNDS

[MILBERGER PHOTO]
    Terry Milberger
Senior Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Large Cap Value Series of SBL Fund (formerly the Growth/Income Series) returned -10.58% in the first six months of the year.1 The benchmark S&P/Barra Value Index fell 4.08% over the same time period.

HIGH VALUATIONS FOR TECHNOLOGY STOCKS EARLY IN THE YEAR

The top-performing sector of the stock market in the first half of 2000 was technology. Because of the very high levels of stock valuations in this sector at the beginning of the year we were underweighted relative to the weighting in the benchmark index. As technology issues lost some of their luster and many tech stock prices fell in late March and April, we took advantage of the selloff to increase that sector's weighting in the portfolio. At the beginning of the year technology stocks made up about 5% of holdings; at the close of the six-month period that sector had increased to 12.5% of assets, slightly ahead of the benchmark's technology weighting.

Among the technology holdings is Hewlett Packard Company, whose stock price gained nicely in late May and early June after the company reported a very positive outlook for sales growth. We added positions in Compaq Computer Corporation and International Business Machines Corporation (IBM), both of which had valuations lower than the average technology stock.

FINANCIAL STOCKS REPRESENT GOOD VALUE

The continuing series of rate increases by the Federal Reserve Bank's policy-making Open Market Committee created a cloud over financial stocks in general. Often when a sector is depressed overall, individual stocks within that sector may suffer unfairly, creating excellent buying opportunities for value investors. We took advantage of this situation to buy certain bank stocks which we believe will perform well when interest rates begin a downward trend.

Among the 26% of the portfolio holdings invested in the financial sector, one of our holdings is The Bank of New York Company, Inc. This banking firm generates a large part of its earnings through fee-based activities such as asset management. Fee-based income is much less sensitive to the direction of interest rates, and provides stability in economic climates such as we are now experiencing. We also hold a position in FleetBoston Financial Corporation, which is benefiting from broad geographic diversity through its commercial and investment banking services around the world.

THE OUTLOOK FOR VALUE INVESTING

Statistics show that over long periods of time value stocks have outperformed growth stocks. In recent years, however, growth stocks have been the market leaders. More specifically, the greatest returns among the growth stocks were generated by a narrow group of technology issues. While the performance resulting from the growth in these few stocks was significant, many investors didn't fully appreciate how concentrated the markets had become and how much volatility was assumed by managers who overweighted exposure to these names in their funds.

[LOGO]

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                                       44

AUGUST 15, 2000

We believe the recent downturns in the stock market will lead investors to once again diversify their investments and include value stocks as a part of their overall portfolios. We expect renewed investor interest to help narrow the performance gap between value-oriented issues and growth stocks in the coming months.

Sincerely,

Terry Milberger
Senior Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

----------------                  PERFORMANCE
----------------

                             TOP 5 EQUITY HOLDINGS*

                                        % of
                                     Net Assets
Exxon Mobil Corporation                 4.7%
Citigroup, Inc.                         3.6%
American International Group, Inc.      3.1%
Microsoft Corporation                   2.1%
General Electric Company                2.1%

  *At June 30, 2000

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

                        1 Year     5 Years    10 Years
Series B               (20.75)%    10.49%      10.91%

  Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[LOGO]

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

SERIES V (MID CAP VALUE)
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
AEROSPACE/DEFENSE - 1.4%
Alliant Techsystems, Inc.*.....       15,000   $    1,011,562
AIR FREIGHT - 0.4%
Hub Group, Inc.*...............       18,100          270,369
AUTO PARTS & EQUIPMENT - 1.1%
Motorcar Parts & Accessories,
  Inc.*........................       54,000           52,920
TRW, Inc.(3)...................       16,000          694,000
                                               --------------
                                                      746,920
BANKS - MAJOR REGIONAL - 5.4%
Bank of Montreal...............       25,000        1,067,187
Marshall & Ilsley
  Corporation..................       34,000        1,411,000
North Fork Bancorporation,
  Inc.*........................       44,000          665,500
Riggs National Corporation.....       50,000          631,250
                                               --------------
                                                    3,774,937
BIOTECHNOLOGY - 0.4%
Ligand Pharmaceutical, Inc.
  (Cl. B)*.....................       22,000          290,125
BROADCAST MEDIA - 0.9%
Cinar Corporation (Cl. B)*.....      118,000          619,500
CHEMICALS - BASIC - 0.6%
Solutia, Inc...................       30,800          423,500
CHEMICALS - DIVERSIFIED - 1.5%
Englehard Corporation..........       62,000        1,057,875
CHEMICALS - SPECIALTY - 1.0%
Material Sciences
  Corporation*.................       68,000          680,000
COMMUNICATION EQUIPMENT - 0.1%
Transcrypt International,
  Inc.*........................       17,800           38,938
COMPUTER SOFTWARE/SERVICES - 4.1%
AVT Corporation*...............       87,100          642,362
EDGAR Online, Inc.*............       94,600          313,363
JDA Software Group, Inc.*......       56,000        1,074,500
Tier Technologies, Inc.*.......       97,000          509,250
UNOVA, Inc.*...................       50,000          365,625
                                               --------------
                                                    2,905,100
ELECTRICAL COMPANIES - 0.4%
Western Resources, Inc.........       18,000          279,000
ELECTRICAL EQUIPMENT - 6.4%
Baldor Electric Company........       55,000        1,024,375
Benchmark Electronics, Inc.*...       59,000        2,157,187
Maxwell Technologies, Inc.*....      100,000        1,350,000
                                               --------------
                                                    4,531,562
ELECTRONIC - DEFENSE - 0.7%
Raytheon Company...............       26,600          517,038


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
FOODS - 1.6%
Agribrands International,
  Inc.*........................       13,800   $      578,737
Hormel Foods Corporation.......       34,500          580,031
                                               --------------
                                                    1,158,768
FOOTWEAR - 1.9%
Brown Shoe Company, Inc........      105,000        1,365,000
HEALTH CARE - PHARMACEUTICALS
  - GENERIC - 1.8%
Mylan Laboratories.............       70,000        1,277,500
HEALTH CARE - PHARMACEUTICALS
  - MAJOR - 1.4%
TEVA Pharmaceutical Industries,
  Ltd., ADR....................       17,700          981,244
HEALTH CARE - LONG TERM CARE - 1.4%
Morrison Management
  Specialists, Inc.............       35,200          992,200
HEALTH CARE - SPECIALIZED
  SERVICES - 2.7%
CryoLife, Inc.*................       82,000        1,886,000
HOSPITAL MANAGEMENT - 1.7%
Quorum Health Group, Inc.*.....       40,000          412,500
Tenet Healthcare
  Corporation*.................       28,000          756,000
                                               --------------
                                                    1,168,500
HOUSEHOLD PRODUCTS - 1.4%
Energizer Holdings, Inc.*......       56,000        1,022,000
INSURANCE - LIFE/HEALTH - 3.2%
AFLAC, Inc.(3).................        6,000          275,625
American General Corporation...       14,000          854,000
UnumProvident Corporation......       55,000        1,103,438
                                               --------------
                                                    2,233,063
INSURANCE - PROPERTY &
  CASUALTY - 1.4%
MBIA, Inc......................       20,000          963,750
LEISURE TIME PRODUCTS - 2.5%
Mattel, Inc....................       85,000        1,120,938
Midway Games, Inc.*............       80,000          645,000
                                               --------------
                                                    1,765,938
MANUFACTURING - SPECIALIZED - 2.2%
Brady Corporation..............       21,300          692,250
Federal Signal Corporation.....       54,000          891,000
                                               --------------
                                                    1,583,250
MEDICAL PRODUCTS & SUPPLIES - 1.7%
Akorn, Inc.....................      120,000          952,500
Sunrise Medical, Inc.*.........       55,000          268,125
                                               --------------
                                                    1,220,625

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES V (MID CAP VALUE) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
NATURAL GAS - 6.0%
El Paso Energy Corporation.....       20,000   $    1,018,750
Equitable Resources, Inc.......       17,000          820,250
Kinder Morgan, Inc.............       42,000        1,451,625
Questar Corporation............       50,000          968,750
                                               --------------
                                                    4,259,375
OIL - DOMESTIC - 3.3%
Forest Oil Corporation*........       61,000          972,188
TransMontaigne, Inc.*..........      215,000        1,316,875
                                               --------------
                                                    2,289,063
OIL - INTERNATIONAL - 0.7%
Tesoro Petroleum
  Corporation*.................       45,600          461,700
OIL & GAS - DRILLING &
  EQUIPMENT - 5.5%
ENSCO International, Inc.*.....       27,000          966,937
Global Marine, Inc.*...........       38,000        1,071,125
R&B Falcon Corporation.........       50,000        1,178,125
Tidewater, Inc.................       18,000          648,000
                                               --------------
                                                    3,864,187
OIL & GAS - EXPLORATION &
  PRODUCTION - 9.5%
Anadarko Petroleum
  Corporation..................        6,500          320,531
Apache Corporation.............       15,000          882,187
Callon Petroleum Company*......       65,000          966,875
Chieftain International,
  Inc.*........................       45,000          857,813
Evergreen Resources, Inc.*.....       12,000          355,500
Murphy Oil Corporation(3)......       20,000        1,188,750
Ocean Energy, Inc.*............      150,000        2,128,125
                                               --------------
                                                    6,699,781
PUBLISHING - NEWSPAPER - 1.5%
E. W. Scripps Company..........       21,000        1,034,250
RAILROADS - 0.6%
RailAmerica, Inc.*.............       70,000          446,250
RESTAURANTS - 0.4%
Sonic Corporation*.............       10,000          293,750
RETAIL - DEPARTMENT STORES - 2.5%
J.C. Penney Company, Inc.(3)...       94,000        1,733,125
RETAIL - DRUG STORES - 0.9%
CVS Corporation................       16,000          640,000
SERVICES - ADVERTISING/
  MARKETING - 2.5%
Acxiom Corporation*............       63,000        1,760,062


                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
SERVICES - COMMERCIAL &
  CONSUMER - 4.4%
Angelica Corporation...........      150,000   $    1,200,000
ITT Educational Services,
  Inc.*........................       60,000        1,053,750
Profit Recovery Group
  International, Inc.*.........       49,000          814,625
                                               --------------
                                                    3,068,375
SERVICES - COMPUTER SYSTEMS - 3.6%
Comdisco, Inc..................       30,000          669,375
Computer Sciences
  Corporation*.................       15,000        1,120,313
SunGard Data Systems, Inc.*....       24,000          744,000
                                               --------------
                                                    2,533,688
TEXTILES - APPAREL - 3.4%
Jones Apparel Group, Inc.*.....       30,000          705,000
Kellwood Company...............       80,000        1,690,000
                                               --------------
                                                    2,395,000
TRUCKING - 0.2%
Motor Cargo Industries, Inc*...       34,800          160,950
                                               --------------
  Total common stocks - 94.3%...............       66,403,820

COMMERCIAL PAPER
----------------
BROKERAGE - 1.4%
Merrill Lynch & Company, Inc.,
  6.60%, 7-06-00...............  $ 1,000,000          999,083
COMBINATION GAS & ELECTRIC - 3.9%
Baltimore Gas & Electric
  Company, 6.62%, 7-11-00......  $ 1,000,000          998,161
South Carolina Gas & Electric
  Company, 6.645%, 7-03-00.....  $ 1,700,000        1,699,373
                                               --------------
                                                    2,697,534
ELECTRIC UTILITIES - 1.4%
Florida Power & Light Company,
  6.52%, 7-10-00...............  $ 1,000,000          998,370
                                               --------------
  Total commercial paper - 6.7%.............        4,694,987
                                               --------------
  Total investments - 101.0%................       71,098,807
  Liabilities, less cash and other assets -
    (1.0)%..................................         (696,049)
                                               --------------
  Total net assets - 100.0%.................   $   70,402,758
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES X (SMALL CAP GROWTH)
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
BANKS - MAJOR REGIONAL - 1.3%
Greater Bay Bancorp............       13,000   $      607,750
Silicon Valley Bancshares*.....       20,000          852,500
                                               --------------
                                                    1,460,250
BIOTECHNOLOGY - 9.7%
Affymetrix, Inc.*..............        2,500          412,812
Alexion Pharmaceuticals,
  Inc.*........................        9,600          686,400
Curagen Corporation*...........       15,000          570,938
Maxim Pharmaceuticals, Inc.*...       12,000          616,500
Millennium Pharmaceuticals,
  Inc..........................        5,500          615,312
Neose Technologies, Inc.*......       19,900          837,044
OSI Pharmaceuticals, Inc.*.....       22,500          648,281
Protein Design Labs, Inc.*.....        8,000        1,319,625
Sequenom, Inc.*................       23,000        1,043,625
Techne Corporation*............        7,475          971,750
Titan Pharmaceuticals, Inc.*...       81,000        3,483,000
                                               --------------
                                                   11,205,287
CHEMICALS - DIVERSIFIED - 0.5%
Cabot Microelectronics
  Corporation*.................       12,100          553,575
COMMUNICATION EQUIPMENT - 12.9%
Andrew Corporation*............       28,000          939,750
California Amplifier, Inc.*....       27,900        1,276,425
Digital Microwave
  Corporation*.................      105,700        4,029,812
Polycom, Inc.*.................       13,800        1,298,494
Proxim, Inc.*..................        8,500          841,234
Remec, Inc.*...................       13,000          544,375
Sawtek, Inc.*..................       17,800        1,024,612
Spectralink Corporation*.......       58,000          848,250
Symmetricom, Inc.*.............       21,500          542,875
Tekelec*.......................       59,500        2,867,156
Virata Corporation*............       12,000          715,500
                                               --------------
                                                   14,928,483
COMPUTER HARDWARE - 1.5%
M-Systems Flash Disk Pioneers,
  Ltd.*........................       11,500          895,563
Optimal Robotics
  Corporation*.................       23,500          901,812
                                               --------------
                                                    1,797,375


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 6.9%
Advent Software, Inc.*.........       20,400   $    1,315,800
BroadBase Software, Inc.*......       20,000          612,500
BroadVision, Inc.*.............       15,000          762,188
ITXC Corporation*..............       13,500          477,984
Micromuse, Inc.*...............        4,000          661,937
Natural Microsystems
  Corporation*.................       13,500        1,517,906
RSA Security, Inc.*............        8,000          554,000
Webtrends Corporation*.........       53,000        2,053,750
                                               --------------
                                                    7,956,065
COMPUTERS - PERIPHERALS - 1.2%
INFOCUS Corporation*...........       42,100        1,355,094
DISTRIBUTION - FOODS & HEALTH - 1.0%
Amerisource Health
  Corporation*.................       19,000          589,000
Suiza Foods Corporation*.......       12,000          586,500
                                               --------------
                                                    1,175,500
ELECTRICAL EQUIPMENT - 5.2%
Artesyn Technologies, Inc.*....       32,500          903,906
Electro Scientific Industries,
  Inc.*........................       20,500          902,641
Littlefuse, Inc.*..............       46,500        2,278,500
Plexus Corporation*............       17,000        1,921,000
                                               --------------
                                                    6,006,047
ELECTRONICS - DEFENSE - 2.2%
Aeroflex, Inc.*................       51,000        2,534,062
ELECTRONICS - INSTRUMENTATION - 5.8%
Alpha Industries, Inc.*........       44,000        1,938,750
Kopin Corporation*.............        7,500          519,375
Macrovision Corporation*.......       27,300        1,745,067
Newport Corporation............       12,500        1,342,188
Trimble Navigation, Ltd.*......       24,000        1,171,500
                                               --------------
                                                    6,716,880
ELECTRONICS - SEMICONDUCTORS - 10.9%
Actel Corporation*.............       14,000          638,750
American Superconductor
  Corporation*.................       37,000        1,785,250
Credence Systems
  Corporation*.................        9,500          524,281
Integrated Device Technology,
  Inc.*........................       25,000        1,496,875
Integrated Silicon Solution,
  Inc.*........................      104,000        3,952,000
Micrel, Inc.*..................       11,000          477,813
Oak Technology, Inc.*..........       75,000        1,617,188
Silicon Storage Technology,
  Inc.*........................       16,500        1,457,156
SIPEX Corporation*.............       22,000          609,125
                                               --------------
                                                   12,558,438

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES X (SMALL CAP GROWTH) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
EQUIPMENT - SEMICONDUCTORS - 1.0%
Varian Semiconductor Equipment
  Associates, Inc.*............       19,500   $    1,224,844
FOOTWEAR - 0.5%
Genesco, Inc.*.................       39,500          634,469
HEALTH CARE - LONG TERM CARE - 0.6%
Rehabcare Group, Inc.*.........       27,000          735,750
HEALTH CARE - MANAGED CARE - 1.0%
Coventry Health Care, Inc.*....       24,000          319,875
First Health Group
  Corporation*.................       25,500          836,719
                                               --------------
                                                    1,156,594
HEALTH CARE PHARMACEUTICALS
  - MAJOR - 1.7%
Alkermes, Inc.*................       27,000        1,272,375
Emisphere Technologies,
  Inc.*........................       15,500          660,445
                                               --------------
                                                    1,932,820
HOUSEHOLD FURNISHINGS &
  APPLIANCES - 1.0%
Forrester Research, Inc.*......       15,500        1,128,594
HOUSEWARES - 0.4%
Tupperware Corporation.........       21,500          473,000
INVESTMENT BANK/BROKERAGE - 1.5%
Dain Rauscher Corporation......       17,500        1,155,000
Raymond James Financial,
  Inc..........................       24,000          540,000
                                               --------------
                                                    1,695,000
IRON & STEEL - 0.7%
Lone Star Technologies,
  Inc.*........................       17,600          814,000
MANUFACTURING - SPECIALIZED - 0.3%
GSI Lumonics, Inc.*............        9,300          326,662
MEDICAL PRODUCTS & SUPPLIES - 1.1%
Cytyc Corporation*.............       23,000        1,227,625
Thoratec Laboratories
  Corporation*.................        3,800           61,513
                                               --------------
                                                    1,289,138
OIL & GAS - DRILLING &
  EQUIPMENT - 9.6%
Global Industries, Ltd.* ......       29,000          547,375
Grey Wolf, Inc.* ..............      400,000        2,000,000
Helmerich & Payne, Inc.* ......       13,500          479,250
Key Energy Group, Inc.* .......      188,500        1,814,313
Marine Drilling Companies,
  Inc.*........................       91,000        2,548,000
National-Oilwell, Inc.* .......       18,000          591,750
Trico Marine Services,
  Inc.* .......................       50,000          637,500
UTI Energy Corporation*........       61,100        2,451,637
                                               --------------
                                                   11,069,825


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
OIL & GAS - EXPLORATION &
  PRODUCTION - 2.2%
Cross Timbers Oil Company......       32,000   $      708,000
Stone Energy Corporation*......       31,000        1,852,250
                                               --------------
                                                    2,560,250
RETAIL - APPAREL - 0.5%
Factory 2-U Stores, Inc.*......       15,000          567,188
RETAIL - COMPUTERS &
  ELECTRONICS - 0.5%
PC Connection, Inc.*...........        9,500          541,500
RETAIL - DISCOUNTERS - 0.4%
Stein Mart, Inc.*..............       40,000          410,000
RETAIL - SPECIALTY - 0.5%
Pier 1 Imports, Inc. ..........       55,000          536,250
SERVICES - COMMERCIAL &
  CONSUMER - 5.8%
Corporate Executive Board
  Company*.....................       36,000        2,155,500
Invitrogen Corporation*........       29,000        2,180,891
Learning Tree International*...       10,700          655,375
Teletech Holdings, Inc.*.......       16,000          497,000
Tetra Tech, Inc.*..............       50,000        1,143,750
                                               --------------
                                                    6,632,516
TELECOMMUNICATION - CELLULAR - 2.5%
AirGate PCS, Inc.*.............       21,000        1,103,813
Pinnacle Holdings, Inc.*.......       14,500          783,000
Powerwave Technologies,
  Inc.*........................       22,000          968,000
                                               --------------
                                                    2,854,813
                                               --------------
  Total common stocks - 90.9%...............      104,830,269
  Cash and other assets, less
    liabilities - 9.1%......................       10,464,919
                                               --------------
  Total net assets - 100.0%.................   $  115,295,188
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES J (MID CAP GROWTH)
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
AIR FREIGHT - 1.5%
Expeditors International of
  Washington, Inc..............      180,000   $    8,550,000
AUTO PARTS & EQUIPMENT - 0.0%
Motorcar Parts & Accessories,
  Inc.*........................       50,000           49,000
BANKS - MAJOR REGIONAL - 2.1%
Marshall & Ilsley
  Corporation..................       95,000        3,942,500
Northern Trust
  Corporation(3)...............      120,000        7,807,500
                                               --------------
                                                   11,750,000
BIOTECHNOLOGY - 7.4%
Affymetrix, Inc.*..............       21,200        3,500,650
Gene Logic, Inc.*..............      190,000        6,780,625
Ligand Pharmaceuticals, Inc.
  (Cl. B)*.....................      558,000        7,358,625
Millennium Pharmaceuticals,
  Inc.*(3).....................      204,000       22,822,500
Trimeris, Inc.*................       29,200        2,042,175
                                               --------------
                                                   42,504,575
BROADCAST MEDIA - 2.7%
Cinar Corporation (Cl. B)*.....      995,400        5,225,850
Salem Communications
  Corporation*.................      225,000        2,088,281
Sirius Satellite Radio,
  Inc.*........................      108,000        4,785,750
XM Satellite Radio Holdings,
  Inc.*........................       95,400        3,571,537
                                               --------------
                                                   15,671,418
CHEMICALS - SPECIALTY - 0.5%
Rentech, Inc.*.................    1,266,600        2,849,850
COMMUNICATION EQUIPMENT - 5.0%
Comverse Technology, Inc.*.....      280,000       26,040,000
RCN Corporation*...............       72,000        1,827,000
Transcrypt International,
  Inc.*........................      419,700          918,094
                                               --------------
                                                   28,785,094
COMPUTER HARDWARE - 1.9%
Safeguard Scientifics, Inc.*...      339,000       10,869,188


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 20.6%
AVT Corporation*...............      240,000   $    1,770,000
AXENT Technologies, Inc.*......      326,000        8,088,875
Digex, Inc.*...................       22,000        1,494,625
Diversinet Corporation*........      145,000        1,721,875
EPIQ Systems, Inc.*............      125,000        1,359,375
Electronic Arts, Inc.*.........       29,800        2,173,537
HNC Software, Inc.*............       64,500        3,982,875
Hyperion Solutions
  Corporation*.................      140,100        4,544,494
Jack Henry & Associates,
  Inc..........................      229,550       11,506,194
Lernout & Hauspie Speech
  Products N.V.*...............      460,000       20,268,750
Internet Capital Group,
  Inc.*........................       20,560          761,041
New Era of Networks, Inc.*.....       72,000        3,060,000
Peregrine Systems, Inc.*.......      467,925       16,231,148
PSINet, Inc.*..................       91,100        2,288,888
Rational Software
  Corporation*.................      372,000       34,572,750
Take-Two Interactive Software,
  Inc.*........................      150,000        1,818,750
Wind River Systems, Inc.*......       70,000        2,651,250
                                               --------------
                                                  118,294,427
DISTRIBUTION - FOOD & HEALTH - 1.0%
Cardinal Health, Inc...........       74,000        5,476,000
ELECTRIC COMPANIES - 2.2.%
Dynegy, Inc....................      180,000       12,296,250
ELECTRIC EQUIPMENT - 1.4%
Baldor Electric Company........       24,000          447,000
Maxwell Technologies, Inc.*....      565,000        7,627,500
                                               --------------
                                                    8,074,500
ELECTRONICS - INSTRUMENTATION - 1.4%
PerkinElmer, Inc...............      120,000        7,935,000
ELECTRONICS - SEMICONDUCTORS - 0.8%
S3, Inc.*......................      298,000        4,395,500
ENTERTAINMENT - 0.5%
Liquid Audio, Inc.*............      305,000        2,887,969
HEALTH CARE - PHARMACEUTICALS
  - GENERIC - 2.6%
Dura Pharmaceuticals, Inc.*....      247,000        3,550,625
Mylan Laboratories, Inc........      625,000       11,406,250
                                               --------------
                                                   14,956,875
HEALTH CARE - PHARMACEUTICALS
  - MAJOR - 3.8%
Gliatech, Inc.*................      150,000        3,037,500
Guilford Pharmaceuticals,
  Inc.*........................      176,800        2,663,050
Teva Pharmaceutical Industries,
  Ltd. ADR.....................      290,000       16,076,875
                                               --------------
                                                   21,777,425

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES J (MID CAP GROWTH) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
HEALTH CARE - SPECIALIZED
  SERVICES - 1.4%
CryoLife, Inc.*................      135,400   $    3,114,200
Hooper Holmes, Inc.............      634,900        5,079,200
                                               --------------
                                                    8,193,400
HOSPITAL MANAGEMENT - 0.3%
Quorum Health Group, Inc.*.....      181,400        1,870,687
INSURANCE - LIFE/HEALTH - 2.1%
AFLAC, Inc.(3).................      210,000        9,646,875
UnumProvident Corporation......      120,000        2,407,500
                                               --------------
                                                   12,054,375
LEISURE TIME PRODUCTS - 2.4%
Hasbro, Inc....................      198,000        2,982,375
Mattel, Inc....................      825,000       10,879,687
                                               --------------
                                                   13,862,062
MANUFACTURING - DIVERSIFIED - 0.4%
Crane Company..................      100,000        2,431,250
MANUFACTURING - SPECIALIZED - 1.5%
Catalytica, Inc.*..............      228,000        2,508,000
Federal Signal Corporation.....      165,600        2,732,400
Flowserve Corporation..........      200,000        3,025,000
                                               --------------
                                                    8,265,400
MEDICAL PRODUCTS & SUPPLIES - 5.4%
Becton, Dickinson & Company....      170,000        4,876,875
ChromaVision Medical Systems,
  Inc.*........................       83,000        1,094,563
Closure Medical Corporation*...      282,000        6,486,000
Interpore International,
  Inc.*........................       55,600          538,625
Micro Therapeutics, Inc.*......      150,000          768,750
PE Corp - PE Biosystems
  Group........................      240,000       15,810,000
Sunrise Medical, Inc.*.........      220,000        1,072,500
                                               --------------
                                                   30,647,313
OIL - DOMESTIC - 1.0%
Forest Oil Corporation*........      370,000        5,896,875
OIL - INTERNATIONAL - 0.4%
Tesoro Petroleum
  Corporation*.................      235,100        2,380,388
OIL & GAS - DRILLING &
  EQUIPMENT - 4.7%
Transocean Sedco Forex, Inc....       75,000        4,007,812
ENSCO International, Inc.......      277,400        9,934,388
Nabors Industries, Inc.*.......      140,000        5,818,750
R & B Falcon Corporation*......       72,200        1,701,212
Tidewater, Inc.................      145,000        5,220,000
                                               --------------
                                                   26,682,162


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
OIL & GAS - EXPLORATION &
  PRODUCTION - 6.6%
Anadarko Petroleum
  Corporation..................      188,000   $    9,270,750
Apache Corporation.............      200,000       11,762,500
Callon Petroleum Company*......      294,000        4,373,250
Evergreen Resources, Inc.*.....      176,500        5,228,812
Ocean Energy, Inc.*............      500,000        7,093,750
                                               --------------
                                                   37,729,062
PUBLISHING - 0.2%
John Wiley & Sons, Inc.........       39,000          877,500
PUBLISHING - NEWSPAPER - 2.2%
E.W. Scripps Company(3)........      250,000       12,312,500
RESTAURANTS - 0.4%
Cheesecake Factory, Inc.*......       91,500        2,516,250
RETAIL - APPAREL - 0.2%
Children's Place Retail Stores,
  Inc.*........................       46,400          951,200
RETAIL - DISCOUNTERS - 1.7%
Consolidated Stores
  Corporation*.................      126,000        1,630,125
Lands' End, Inc.*..............      240,000        8,010,000
                                               --------------
                                                    9,640,125
RETAIL - DRUG STORES - 0.8%
CVS Corporation................      120,000        4,800,000
SERVICES - ADVERTISING &
  MARKETING - 3.7%
Acxiom Corporation*............      580,000       16,203,750
True North Communications,
  Inc..........................      120,000        5,280,000
                                               --------------
                                                   21,483,750
SERVICES - COMMERCIAL &
  CONSUMER - 3.2%
Cerner Corporation*............      297,100        8,095,975
DeVry, Inc.*...................      330,000        8,724,375
FTI Consulting, Inc.*..........      140,000        1,470,000
U.S. Interactive, Inc.*........        5,140           66,499
                                               --------------
                                                   18,356,849
SERVICES - COMPUTER SYSTEMS - 4.8%
Comdisco, Inc..................      226,000        5,042,625
Computer Sciences
  Corporation*.................      132,000        9,858,750
Keane, Inc.*...................      365,000        7,893,125
SunGard Data Systems, Inc.*....      160,000        4,960,000
                                               --------------
                                                   27,754,500
SERVICES - DATA PROCESSING - 0.8%
DST Systems, Inc.*.............       45,700        3,478,913
High Speed Access
  Corporation..................      210,000        1,378,125
                                               --------------
                                                    4,857,038

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES J (MID CAP GROWTH) (CONTINUED)
                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
TELECOMMUNICATION - CELLULAR - 0.4%
Metromedia International Group,
  Inc.*........................      525,600   $    2,496,600
                                               --------------
  Total common stocks - 100.0%..............      573,182,357

COMMERCIAL PAPER
----------------
AEROSPACE/DEFENSE - 0.2%
Honeywell International, Inc. -
  6.50% - 7-5-00...............  $ 1,450,000        1,448,953
                                               --------------
  Total investments - 100.2%................      574,631,310
  Liabilities, less cash and other
    assets - (0.2)%.........................       (1,258,921)
                                               --------------
  Total net assets - 100.0%.................   $  573,372,389
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES D (GLOBAL)
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
ARGENTINA - 0.1%
IRSA Inversiones y
  Representaciones S.A. GDR*...      221,880   $      508,207
AUSTRALIA - 1.2%
Australia & New Zealand Banking
  Group, Ltd...................      946,500        7,279,649
BELGIUM - 0.9%
Lernout & Hauspie Speech
  Products N.V.*...............      124,200        5,472,562
BRAZIL - 2.5%
Tele Norte Leste Participacoes
  S.A..........................  371,320,375        8,706,681
Telesp Celular Participacoes
  S.A. ADR.....................      143,600        6,444,050
                                               --------------
                                                   15,150,731
CANADA - 1.3%
Bombardier, Inc. (Cl. B).......      294,100        7,979,226
CROATIA - 0.4%
Pilva d.d. GDR 144-A...........      247,500        2,662,407
FINLAND - 0.9%
Nokia Oyj ADR..................      116,560        5,820,715
FRANCE - 9.3%
Alcatel........................      299,650       19,733,697
Axa............................       24,681        3,903,769
Canal Plus.....................       23,000        3,880,413
Cap Gemini S.A. ...............       35,400        6,260,904
Genset ADR*....................      106,200        2,455,875
Sidel S.A. ....................       81,200        6,612,365
Societe BIC S.A. ..............      166,200        8,173,081
Societe Television Francaise
  1*...........................       88,900        6,221,026
                                               --------------
                                                   57,241,130
GERMANY - 7.4%
DePfa Deutsche Pfandbriefbank
  AG...........................       30,900        3,113,140
Fresenius AG...................       57,300       13,292,523
Porsche AG.....................        5,295       14,465,993
ProSieben Media AG.............       44,826        5,596,869
Wella AG.......................      282,620        8,750,701
                                               --------------
                                                   45,219,226
HONG KONG - 0.5%
Television Broadcasts, Ltd. ...      474,000        3,161,905
INDIA - 1.2%
ICICI, Ltd. ADR................      410,800        7,702,500


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
IRELAND - 1.5%
Elan Corporation plc ADR*......      193,730   $    9,383,797
ITALY - 1.0%
Telecom Italia Mobile SpA......      581,500        5,964,457
JAPAN - 9.3%
Credit Saison Company, Ltd.....      196,700        4,573,338
DDI Corporation................          600        5,784,226
Eisai Company, Ltd.............      226,800        7,288,124
Hirose Electric Company,
  Ltd..........................       20,000        3,120,835
Hoya Corporation...............        7,000          628,515
Kyocera Corporation............       35,000        5,951,042
Nikon Corporation..............       46,000        1,708,615
NTT Docomo, Inc. ..............          180        4,882,567
Sharp Corporation..............      340,000        6,025,235
Taisho Pharmaceutical Company,
  Ltd..........................       19,000          682,387
Toshiba Corporation............    1,440,000       16,291,102
                                               --------------
                                                   56,935,986
MEXICO - 1.2%
Grupo Televisa S.A. GDR*.......      108,950        7,510,741
NETHERLANDS - 3.3%
Getronics N.V. ................      472,560        7,315,886
Koninklijke (Royal) Philips
  Electronics N.V. ............      142,800        6,762,271
STMicroelectronics N.V. .......       97,200        6,239,025
                                               --------------
                                                   20,317,182
SINGAPORE - 1.4%
Dairy Farm International
  Holdings, Ltd. ..............    3,400,100        2,040,060
Singapore Press Holdings,
  Ltd. ........................      406,800        6,352,574
                                               --------------
                                                    8,392,634
SOUTH KOREA - 1.5%
Samsung Electronics*...........       28,021        9,273,110
SWEDEN - 1.2%
Autoliv, Inc. .................       45,900        1,130,361
Telefonaktiebolaget LM Ericsson
  AB ADR.......................      299,704        5,994,080
                                               --------------
                                                    7,124,441
SWITZERLAND - 0.3%
Serono S.A. ...................        2,400        2,007,257

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES D (GLOBAL) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
UNITED KINGDOM - 15.0%
Allied Zurich plc..............      588,200   $    6,941,260
Bass plc.......................      947,800       10,603,722
BP Amoco plc ADR...............      127,300        7,200,406
Cadbury Schweppes plc..........    1,046,076        6,877,019
Hanson plc.....................      766,700        5,461,127
Hilton Group plc...............      923,500        3,243,561
Oxford GlycoSciences plc*......       39,400        1,118,394
Peninsular and Oriental Steam
  Navigation Company...........      407,300        3,471,523
Reckitt Benckiser plc..........    1,215,111       13,502,345
Reed International plc.........    1,296,100       11,302,075
Rentokil Initial plc...........    2,958,000        6,728,370
Royal Bank of Scotland Group
  plc..........................      462,600        7,717,638
Telewest Communications plc....      442,472        1,525,602
WPP Group plc..................      459,000        6,667,375
                                               --------------
                                                   92,360,417
UNITED STATES - 35.8%
Affymetrix, Inc.*..............       22,000        3,632,750
ALZA Corporation*..............      127,400        7,532,525
American Express Company.......       88,950        4,636,519
American Home Products
  Corporation..................      124,400        7,308,500
American International Group,
  Inc. ........................       57,050        6,703,375
Amgen, Inc.*...................       89,000        6,252,250
Associates First Capital
  Corporation..................       55,300        1,233,881
Bank One Corporation...........       85,000        2,257,813
C.R. Bard, Inc. ...............      142,200        6,843,375
Cadence Design Systems,
  Inc.*........................    1,059,700       21,591,388
Circuit City Stores - Circuit
  City Group...................       84,000        2,787,750
Citigroup, Inc. ...............       86,800        5,229,700


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
UNITED STATES (CONTINUED)
Fannie Mae.....................      145,400   $    7,588,063
General Motors Corporation.....      143,500        8,331,969
Gilead Sciences, Inc.*.........      102,000        7,254,750
Hasbro, Inc. ..................      175,800        2,647,987
Human Genome Sciences, Inc. ...       33,300        4,441,387
International Business Machines
  Corporation..................       28,600        3,133,487
International Flavors &
  Fragrances, Inc. ............      296,300        8,944,556
International Game
  Technology*..................      169,900        4,502,350
Intuit, Inc.*..................       46,200        1,911,525
Lehman Brothers Holdings,
  Inc. ........................       65,600        6,203,300
Manpower, Inc. ................      181,700        5,814,400
MBNA Corporation...............      306,200        8,305,675
Millennium Pharmaceuticals,
  Inc. ........................       39,900        4,463,812
National Semiconductor
  Corporation*.................      341,900       19,402,825
Oracle Corporation*............       84,600        7,111,687
Pfizer, Inc. ..................       90,800        4,358,400
QUALCOMM, Inc.*................       89,720        5,383,200
Sanmina Corporation*...........       26,900        2,299,950
Scientific-Atlanta, Inc. ......      102,330        7,623,585
Solectron Corporation*.........       64,400        2,696,750
Sun Microsystems, Inc.*........       78,260        7,116,769
Sybase, Inc.*..................      314,400        7,231,200
WorldCom, Inc.*................      154,100        7,078,969
                                               --------------
                                                  219,856,422
                                               --------------
  Total common stocks - 97.2%...............      597,324,702
  Cash and other assets, less
    liabilities - 2.8%......................       17,427,723
                                               --------------
  Total net assets - 100.0%.................   $  614,752,425
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES D (GLOBAL) (CONTINUED)
INVESTMENT CONCENTRATION
-------------------------------------------------------------
At June 30, 2000, Series D's investment
concentration by industry was as follows:
Advertising.................................             1.1%
Auto Parts & Supplies.......................             0.2%
Automobiles.................................             3.7%
Banks & Credit..............................             3.3%
Beverages...................................             1.7%
Broadcast Media.............................             4.3%
Building & Construction.....................             0.9%
Communications..............................             0.9%
Computer Software...........................             3.8%
Computer Systems............................             3.8%
Cosmetics...................................             1.4%
Electrical Equipment........................             3.6%
Electronics.................................             7.0%
Entertainment...............................             1.2%
Financial Services..........................             7.4%
Food Wholesalers............................             1.1%
Health Care.................................             5.7%
Hotel/Motel.................................             0.5%
Household Products..........................             3.6%
Insurance...................................             2.9%
Machinery...................................             1.1%
Manufacturing...............................             1.3%
Medical.....................................             1.3%
Office Equipment............................             1.3%
Oil.........................................             1.2%
Pharmaceuticals.............................             7.8%
Photography/Imaging.........................             0.3%
Publishing..................................             1.8%
Real Estate Development.....................             0.1%
Retail......................................             0.8%
Semiconductors..............................             4.3%
Services....................................             3.2%
Telecommunications..........................            14.0%
Transportation..............................             0.6%
Cash and other assets, less liabilities.....             2.8%
                                               --------------
                                                       100.0%
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES K (GLOBAL STRATEGIC INCOME)
                                  PRINCIPAL        MARKET
CORPORATE BONDS                    AMOUNT          VALUE
-------------------------------------------------------------
AEROSPACE/DEFENSE - 0.1%
Argo-Tech Corporation, 8.625% -
  2007(3)......................  $    20,000   $       14,000
AIRLINES - 0.2%
Airtran Airlines, Inc.,
  10.50% - 2001(3).............       25,000           23,750
AUTOMOTIVE - 2.6%
DaimlerChrysler NA Holdings
  Corporation,
  5.125% - 2001................       33,000           32,542
  6.40625% - 2002(1)...........       10,000            9,998
Exide Corporation,
  10.00% - 2005(3).............       25,000           21,500
Fairfield Manufacturing
  Company, Inc.,
  9.625% - 2008(3).............       25,000           20,750
Federal-Mogul Corporation,
  7.50% - 2009.................       50,000           34,312
Ford Motor Company, 6.625% -
  2028.........................      100,000           84,750
Hayes Lemmerz International,
  Inc., 8.25% - 2008...........       50,000           42,250
LDM Technologies, Inc.,
  10.75% - 2007................       50,000           39,500
                                               --------------
                                                      285,602
BANKING - 1.0%
KFW International Finance,
  5.75% - 2000.................       70,000           69,532
Sovereign Bancorp,
  10.50% - 2006................       25,000           24,688
Wells Fargo Company, 6.35% -
  2001(1,3)....................       15,000           15,021
                                               --------------
                                                      109,241
BUILDING MATERIALS - 0.5%
Henry Company,
  10.00% - 2008(3).............       50,000           32,500
Nortek, Inc., 9.25% - 2007.....       25,000           23,375
                                               --------------
                                                       55,875
CHEMICALS - 1.7%
Borden Chemical and Plastics,
  9.50% - 2005(3)..............       20,000           18,000
Georgia Gulf Corporation,
  10.375% - 2007...............        5,000            5,200
Key Plastics, Inc.,
  10.25% - 2007*...............       20,000            1,600
Lyondell Chemical Company,
  9.625% - 2007(3).............       15,000           14,775
  10.875% - 2009(3)............       25,000           24,875
Rohm & Haas Company, 7.85% -
  2029.........................      100,000          101,125


                                  PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)        AMOUNT          VALUE
-------------------------------------------------------------
CHEMICALS (CONTINUED)
Sterling Chemicals, Inc.,
  11.75% - 2006................  $    10,000   $        8,200
Texas Petrochemical
  Corporation,
  11.125% - 2006...............       20,000           17,000
                                               --------------
                                                      190,775
CONSTRUCTION MACHINERY - 0.7%
Anthony Crane Rental LP,
  10.375% - 2008...............       50,000           32,125
Bucyrus International, 9.75% -
  2007.........................       50,000            9,937
Grove Worldwide LLC/CAPL,
  9.25% - 2008(3)..............       50,000           19,000
United Rentals, Inc.,
  9.00% - 2009.................       25,000           22,125
                                               --------------
                                                       83,187
CONSUMER NONCYCLICAL - OTHER - 0.9%
Von Hoffman Press, Inc.,
  10.875% - 2007(3)............       50,000           47,063
World Color Press, Inc.,
  8.375% - 2008(3).............       50,000           48,312
                                               --------------
                                                       95,375
CONSUMER PRODUCTS - 0.3%
Corning Consumer Product,
  9.625% - 2008................       50,000           32,500
ELECTRIC - 0.2%
CMS Energy Corporation,
  7.625% - 2004................       25,000           23,620
ENERGY - REFINING - 0.4%
Clark Refining & Marketing,
  Inc.,
  8.625% - 2008................       20,000           15,700
  8.375% - 2007................       30,000           23,550
                                               --------------
                                                       39,250
ENTERTAINMENT - 0.2%
Loews Cineplex Entertainment,
  8.875% - 2008(3).............       50,000           23,500
ENVIRONMENTAL - 0.8%
Allied Waste North America,
  7.625% - 2006................       25,000           21,875
WMX Technologies, Inc., 7.00% -
  2006(3)......................       80,000           72,000
                                               --------------
                                                       93,875
FINANCIAL - NONCAPTIVE -
  CONSUMER - 0.1%
American General Finance,
  6.875% - 2001................       10,000            9,925

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES K (GLOBAL STRATEGIC INCOME)
(CONTINUED)
                                  PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)        AMOUNT          VALUE
-------------------------------------------------------------
FINANCIAL - NONCAPTIVE - DIVERSIFIED - 0.5%
Associates Corporation NA,
  6.88% - 2002(1)..............  $    15,000   $       14,991
General Electric Capital
  Corporation,
  5.125% - 2004(2).............       10,000           14,400
General Motors Acceptance
  Corporation,
  6.875% - 2004(2).............       15,000           22,762
                                               --------------
                                                       52,153
FINANCIAL - OTHER - 5.0%
BNP US Funding LLC, 7.738% -
  2049(1,3)....................      100,000           92,875
Columbia University,
  5.89% - 2000.................       10,000            9,963
Deutsche Bank Capital Funding
  Trust 1,
  7.872% - 2049(1,3)...........      100,000           92,702
Doral Financial Corporation,
  8.50% - 2004(3)..............       70,000           68,862
Natexis Ambs Company LLC,
  8.44% - 2049(1,3)............      100,000           93,750
RBF Finance Company, 11.00% -
  2006(3)......................       25,000           26,781
Socgen Real Estate Company LLC,
  7.64% - 2049(1,3)............      100,000           91,000
Sun Life Canada (US) Capital
  Trust, 8.526% - 2049(3)......      100,000           87,625
                                               --------------
                                                      563,558
FOOD - 0.2%
Stater Brothers Holdings,
  10.75% - 2006................       25,000           22,000
GAMING - 0.6%
Harrahs Operating Company,
  Inc., 7.875% - 2005..........       25,000           23,500
Station Casinos,
  8.875% - 2008(3).............       25,000           23,813
True Temper Sports, Inc.,
  10.875% - 2008(3)............       25,000           23,781
                                               --------------
                                                       71,094
HEALTHCARE - 1.2%
Alaris Medical, Inc.,
  0% - 2008(3,5)...............       50,000            7,625
Bio-Rad Labs, 11.625% - 2007...        5,000            5,150
Conmed Corporation, 9.00% -
  2008(3)......................       25,000           22,812
DJ Orthopedics LLC/CAP,
  12.625% - 2009(3)............       25,000           23,750
HCA - The Healthcare Company,
  7.25% - 2008.................       25,000           22,264


                                  PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)        AMOUNT          VALUE
-------------------------------------------------------------
HEALTHCARE (CONTINUED)
Mediq, Inc., 11.00% - 2008.....  $    50,000   $        5,000
Tenet Healthcare Corporation,
  8.125% - 2008................       25,000           22,875
Triad Hospitals Holdings,
  11.00% - 2009(3).............       15,000           15,337
Universal Hospital Services,
  10.25% - 2008(3).............       25,000           14,250
                                               --------------
                                                      139,063
HOME CONSTRUCTION - 0.9%
Beazer Homes USA, 8.875% -
  2008(3)......................       50,000           44,750
Del Webb Corporation, 10.25% -
  2010.........................       15,000           13,012
Standard Pacific Corporation,
  8.50% - 2009(3)..............       50,000           45,000
                                               --------------
                                                      102,762
INDUSTRIAL - OTHER - 0.9%
Hexcel Corporation,
  9.75% - 2009.................       20,000           17,800
Neenah Corporation, 11.125% -
  2007.........................       15,000           11,025
Numatics, Inc.,
  9.625% - 2008................       50,000           40,000
P & L Coal Holdings
  Corporation, 9.625% - 2008...       20,000           18,550
Prestolite Electric, Inc.,
  9.625% - 2008(3).............       20,000           12,800
                                               --------------
                                                      100,175
INSURANCE - LIFE - 0.8%
General Electric Global
  Insurance Holdings,
  7.00% - 2026.................      100,000           91,000
INSURANCE - PROPERTY & CASUALTY - 2.4%
Ace Capital Trust II,
  9.70% - 2030.................      100,000          104,864
American Financial Group,
  7.125% - 2009(3).............      100,000           87,750
Everest Reinsurance Holdings
  Company, 8.75% - 2010........       80,000           80,661
                                               --------------
                                                      273,275
LODGING - 0.4%
John Q. Hammons Hotels,
  8.875% - 2004(3).............       50,000           44,000

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES K (GLOBAL STRATEGIC INCOME)
(CONTINUED)
                                  PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)        AMOUNT          VALUE
-------------------------------------------------------------
MEDIA - CABLE - 1.0%
Adelphia Communications,
  8.375% - 2008(3).............  $    50,000   $       44,188
Charter Communications Holdings
  LLC, 8.25% - 2007(3).........       50,000           44,125
Classic Cable, Inc.,
  10.50% - 2010................       15,000           13,837
Insight Midwest,
  9.75% - 2009.................        5,000            4,900
                                               --------------
                                                      107,050
MEDIA - NONCABLE - 1.8%
Allbritton Communication,
  8.875% - 2008................       25,000           23,031
Fox Sports Networks LLC, 0% -
  2007(5)......................       25,000           20,250
Granite Broadcasting, 8.875% -
  2008(3)......................       25,000           21,625
Gray Communications Systems,
  Inc., 10.625% - 2006(3)......       20,000           19,900
Lin Holdings Corporation, 0% -
  2008(5)......................       25,000           16,437
News America Holdings, 7.375% -
  2008.........................      100,000           95,625
                                               --------------
                                                      196,868
METALS - 0.7%
AK Steel Corporation, 9.125% -
  2006.........................       25,000           24,000
Bayou Steel Corporation,
  9.50% - 2008.................       20,000           16,400
LTV Corporation,
  8.20% - 2007(3)..............       20,000           14,600
Weirton Steel Corporation,
  11.375% - 2004...............       25,000           23,500
                                               --------------
                                                       78,500
OIL FIELD SERVICES - 0.9%
Key Energy Services, Inc.,
  14.00% - 2009(3).............       20,000           22,500
Plains Resources, Inc.,
  10.25% - 2006................       15,000           15,113
Pride Petroleum Services,
  9.375% - 2007(3).............       20,000           19,950
Tuboscope, Inc.,
  7.50% - 2008(3)..............       50,000           44,000
                                               --------------
                                                      101,563
PACKAGING - 0.8%
BWAY Corporation,
  10.25% - 2007................        5,000            4,800
Fonda Group, Inc.,
  9.50% - 2007.................       25,000           19,875


                                  PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)        AMOUNT          VALUE
-------------------------------------------------------------
PACKAGING (CONTINUED)
Gaylord Container Corporation,
  9.375% - 2007(3).............  $    50,000   $       39,000
Silgan Holdings, Inc., 9.00% -
  2009(3)......................       25,000           23,062
                                               --------------
                                                       86,737
PHARMACEUTICALS - 0.2%
Warner Chilcott, Inc.,
  12.625% - 2008...............       20,000           20,525
REAL ESTATE INVESTMENT
  TRUSTS - 0.8%
Avalonbay Communities, 6.625% -
  2005(3)......................      100,000           94,375
SERVICES - 0.4%
Iron Mountain, Inc.,
  8.25% - 2011.................       50,000           43,750
TECHNOLOGY - 2.1%
Amkor Technologies, Inc.,
  9.25% - 2006(3)..............       50,000           49,313
Cooperative Computing, 9.00% -
  2008.........................       15,000            5,400
Details Holdings Corporation,
  0% - 2007(5).................       25,000           16,250
Exodus Communications, 10.75% -
  2009().......................       20,000           19,300
Fairchild Semiconductor,
  10.125% - 2007...............       25,000           25,250
Fisher Scientific
  International,
  9.00% - 2008(3)..............       15,000           13,725
Intersil Corporation, 13.25% -
  2009(3)......................       16,000           18,280
MCMS, Inc., 9.75% - 2008.......       25,000           15,000
Packard Bioscience Company,
  9.375% - 2007................       15,000           13,650
Polaroid Corporation, 11.50% -
  2006(3)......................       15,000           15,600
Viasystems, Inc.,
  9.75% - 2007.................       10,000            8,650
  9.75% - 2007.................       15,000           12,975
Zilog, Inc., 9.50% - 2005......       25,000           21,000
                                               --------------
                                                      234,393
TELECOMMUNICATIONS - 7.1%
Alaska Communications Systems,
  9.375% - 2009(3).............       40,000           36,900
AT&T Corporation,
  6.50% - 2029.................      100,000           83,750
BTI Telecom Corporation,
  10.50% - 2007................       20,000           15,225

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES K (GLOBAL STRATEGIC INCOME)
(CONTINUED)
                                  PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)        AMOUNT          VALUE
-------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
Crown Castle International
  Corporation,
  9.00% - 2011(3)..............  $    40,000   $       36,900
Hyperion Telecommunications,
  12.25% - 2004................       25,000           25,250
Intermedia Communication, 0% -
  2007(5)......................       50,000           39,250
Iridium LLC/Capital
  Corporation,
  14.00% - 2005*(3)............       50,000            2,000
KMC Telecom Holdings, Inc.,
  0% - 2008(5).................       25,000           11,750
Level 3 Communications,
  9.125% - 2008(3).............       20,000           17,950
  10.75% - 2008(2,3)...........        5,000            4,491
Loral Space & Communication
  Ltd., 9.50% - 2006...........       50,000           36,250
Lucent Technologies,
  6.45% - 2029.................      100,000           88,375
McLeodUSA, Inc.,
  9.25% - 2007(3)..............       25,000           24,125
Metromedia Fiber Network,
  10.00% - 2009(3).............       15,000           14,775
Nextel Communications, 0% -
  2007(3,5)....................       30,000           22,275
Nextlink Communications, 0% -
  2009(5)......................       45,000           25,875
PSINet, Inc.,
  11.00% - 2009(3).............       25,000           23,125
RCN Corporation,
  0% - 2007(5).................       25,000           15,625
  10.125% - 2010...............       25,000           20,812
Rhythms Netconnections,
  14.00% - 2010................       15,000           10,875
Teligent, Inc.,
  11.50% - 2007(3).............       50,000           38,750
Time Warner Telecom LLC,
  9.75% - 2008.................       25,000           24,187
Verio, Inc.,
  11.25% - 2008(3).............       20,000           22,450
Viatel, Inc., 11.50% - 2009....       20,000           15,200
Winstar Communications,
  12.50% - 2008................       25,000           24,500
WorldCom, Inc.,
  6.125% - 2001................      100,000           88,375
  6.95% - 2028.................       20,000           19,750
                                               --------------
                                                      788,790


                                  PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)        AMOUNT          VALUE
-------------------------------------------------------------
TEXTILE - 0.5%
Pillowtex Corporation, 9.00% -
  2007(3)......................  $    50,000   $       17,250
Westpoint Stevens, Inc.,
  7.875% - 2008(3).............       50,000           39,750
                                               --------------
                                                       57,000
                                               --------------
  Total corporate bonds - 38.9%.............        4,349,106

MISCELLANEOUS ASSETS
--------------------
ASSET BACKED SECURITIES - 0.7%
Capital Auto Receivables Asset
  Trust, 1999-2 A3,
  6.25% - 2003(3)..............       10,000            9,922
Daimler Chrysler Auto Trust,
  2000-A A2, 6.76% - 2003......       10,000            9,966
Ford Credit Auto Owner Trust,
  1999-D A3, 6.2% - 2002.......       19,151           19,085
Ford Credit Auto Owner Trust,
  1999-B A3, 5.47% - 2001......       19,806           19,746
Honda Auto Lease Trust, 1999-A
  A5, 6.65% - 2005.............       10,000            9,930
USAA Auto Loan Grantor Trust,
  1999-1 A, 6.1% - 2006(3).....       16,628           16,417
                                               --------------
                                                       85,066
MORTGAGE BACKED SECURITIES - 0.3%
Money Store Home Equity Trust,
  1996-D A13, 6.635% - 2014....       20,916           20,809
SASCO Floating Rate Commercial
  Mortgage, 1999-C3, A,
  7.05125% - 2001(1)...........        8,259            8,267
                                               --------------
                                                       29,076
                                               --------------
  Total miscellaneous assets - 1.0%.........          114,142

U.S. GOVERNMENT & GOVERNMENT
AGENCY SECURITIES
-----------------
U.S. GOVERNMENT AGENCIES - 3.3%
Federal Home Loan Bank,
  5.625% - 2003(2).............       10,000           14,767
Federal Home Loan Mortgage
  Corporation,
  7.00% - 2029.................       14,999           14,500
Federal National Mortgage
  Association,
  FNMA #253113, 7.50% - 2030...      199,646          196,731
  FNMA #536500, 7.50% - 2030...       99,779           98,338

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES K (GLOBAL STRATEGIC INCOME)
(CONTINUED)
U.S. GOVERNMENT &
GOVERNMENT AGENCY                 PRINCIPAL        MARKET
SECURITIES (CONTINUED)             AMOUNT          VALUE
-------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (CONTINUED)
Government National Mortgage
  Association, GNMA #510550,
  7.50% - 2029.................  $    29,818   $       29,604
Student Loan Mortgage
  Association,
  6.34% - 2008(1)..............       20,000           19,990
                                               --------------
                                                      373,930
U.S. GOVERNMENT SECURITIES - 0.1%
U.S. Treasury Notes,
  6.50% - 2010.................        5,000            5,162
                                               --------------
  Total U.S. government & government agency
    securities - 3.4%.......................          379,092

FOREIGN BONDS
-------------
ARGENTINA - 0.2%
Cablevision S.A.,
  13.75% - 2009................       25,000           22,750
AUSTRALIA - 0.2%
Bulong Operations Property
  Ltd., 12.50% - 2008..........       10,000            4,775
National Australia Bank Ltd.,
  6.72% - 2002(1)..............       20,000           19,953
                                               --------------
                                                       24,728
BERMUDA - 0.4%
FLAG Telecom Holding Ltd.,
  11.625% - 2010...............       20,000           19,400
Global Crossing Holdings, Ltd.,
  9.125% - 2006................       25,000           23,938
                                               --------------
                                                       43,338
CANADA - 2.6%
Algoma Steel, Inc., 12.375% -
  2005.........................       20,000           17,400
Canadian Forest Oil Ltd.,
  8.75% - 2007.................       25,000           23,500
Clearnet Communications Inc.,
  0% - 2009(5).................       25,000           15,000
Consumers International,
  10.25% - 2005................       50,000           25,000
Doman Industries Ltd.,
  8.75% - 2004.................       25,000           19,375
  12.00% - 2004................       25,000           25,000
GT Group Telecom Inc., 0% -
  2010(5)......................       40,000           22,200


                                  PRINCIPAL        MARKET
FOREIGN BONDS (CONTINUED)          AMOUNT          VALUE
-------------------------------------------------------------
CANADA (CONTINUED)
Husky Oil Ltd., 7.55% - 2016...  $    80,000   $       72,400
Repap New Brunswick Inc.,
  10.625% - 2005...............       25,000           22,000
Rogers Communications, Inc.,
  8.875% - 2007................       25,000           24,500
Tembec Industries, Inc.,
  8.625% - 2009................       25,000           24,000
                                               --------------
                                                      290,375
KOREA - 0.4%
Cho Hung Bank Company Ltd.,
  11.50% - 2010(1).............       45,000           43,313
LUXEMBOURG - 0.8%
Tyco International Group S.A.,
  7.00% - 2028.................      100,000           86,672
MEXICO - 1.6%
Bepensa S.A. de C.V., 9.75% -
  2004.........................       45,000           40,050
Grupo Industrial Durango S.A.,
  12.625% - 2003...............       35,000           35,088
Petroleos Mexicanos, 9.50% -
  2027.........................       60,000           60,600
TFM S.A. de C.V.,
  0% - 2009(5).................       70,000           47,950
                                               --------------
                                                      183,688
NETHERLANDS - 0.7%
APP International Finance
  Company BV, 11.75% - 2005....       25,000           17,625
Bank Nederlandse Gemeenten NV,
  3.00% - 2001.................       45,000           43,914
Hermes Europe Railtel BV,
  10.375% - 2009...............       25,000           20,375
                                               --------------
                                                       81,914
SINGAPORE - 0.1%
Flextronics International Ltd.,
  9.875% - 2010................       10,000           10,075
UNITED KINGDOM - 0.3%
BG Transco PLC,
  5.375% - 2009(2).............       10,000           13,482
European Investment Bank,
  6.00% - 2004(2)..............       15,000           22,441
                                               --------------
                                                       35,923
                                               --------------
  Total foreign bonds - 7.3%................          822,776

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES K (GLOBAL STRATEGIC INCOME)
(CONTINUED)
                                  PRINCIPAL        MARKET
FOREIGN GOVERNMENT BONDS           AMOUNT          VALUE
-------------------------------------------------------------
ARGENTINA - 5.7%
Republic of Argentina,
  8.75% - 2002.................  $    25,000   $       23,969
  0.00% - 2004.................       55,000           33,275
  7.375% - 2005(1).............      152,000          139,116
  11.00% - 2006................       80,000           75,120
  11.75% - 2015................      100,000           90,500
  12.00% - 2020................       60,000           55,950
  0.00% - 2023(5)..............      150,000           99,562
  9.75% - 2027.................      155,000          120,125
                                               --------------
                                                      637,617
BRAZIL - 6.50%
Republic of Brazil,
  14.50% - 2009................       86,000           91,879
  7.4375% - 2012(1)............      200,000          147,607
  8.00% - 2014.................      225,348          165,920
  12.75% - 2020................       20,000           19,075
  7.375% - 2024(1).............      310,000          244,900
  12.25% - 2030................       65,000           59,638
                                               --------------
                                                      729,019
BULGARIA - 1.1%
Bulgaria Government,
  7.0625% - 2011(1)............       25,000           20,049
  7.0625% - 2024(1)............      125,000           99,986
                                               --------------
                                                      120,035
CANADA - 0.6%
Province of Alberta, 6.25% -
  2000.........................       25,000           24,909
Province of Ontario, 6.875% -
  2000(2)......................       30,000           45,394
                                               --------------
                                                       70,303
DENMARK - 0.3%
Kingdom of Denmark, 7.00% -
  2004(2)......................      262,000           35,207
FINLAND - 0.6%
Republic of Finland, 5.75% -
  2011(2)......................       65,000           63,748
FRANCE - 1.9%
Government of France O.A.T,
  6.00% - 2025(2)..............       77,000           77,350
French Treasury Note,
  3.00% - 2001(2)..............      100,000           94,141
  3.50% - 2004(2)..............       40,000           36,217
                                               --------------
                                                      207,708


FOREIGN GOVERNMENT BONDS          PRINCIPAL        MARKET
(CONTINUED)                        AMOUNT          VALUE
-------------------------------------------------------------
GERMANY - 1.5%
Republic of Germany
  6.875% - 2005(2).............  $    20,000   $       20,532
  6.00% - 2006(2)..............       37,000           36,856
  4.50% - 2009(2)..............       90,000           81,943
  6.25% - 2024(2)..............       30,000           31,357
                                               --------------
                                                      170,688
GREECE - 0.4%
Hellenic Republic,
  6.50% - 2014(2)..............   15,500,000           45,263
ITALY - 1.9%
Republic of Italy BTPS,
  4.00% - 2004(2)..............       25,000           22,859
  4.75% - 2005(2)..............      190,000          177,326
  4.50% - 2009(2)..............       10,000            8,889
                                               --------------
                                                      209,074
KOREA - 1.1%
Republic of Korea,
  8.75% - 2003.................       20,000           20,400
  8.875% - 2008................      100,000          103,625
                                               --------------
                                                      124,025
MALAYSIA - 0.3%
Federation of Malaysia, 8.75% -
  2009.........................       30,000           30,826
MEXICO - 3.8%
United Mexican States,
  10.375% - 2009...............       45,000           48,195
  7.50% - 2010(2)..............       20,000           18,593
  9.875% - 2010................       20,000           20,700
  6.25% - 2019.................      400,000          334,000
                                               --------------
                                                      421,488
NETHERLANDS - 1.9%
Kingdom of Netherlands, 5.75% -
  2004(2)......................      217,000          211,959
NORWAY - 0.2%
Kingdom of Norway, 5.50% -
  2009(2)......................      180,000           20,069
PANAMA - 0.9%
Republic of Panama,
  7.875% - 2002................       30,000           29,477
  7.0625% - 2016(1)............       21,869           17,988
  8.875% - 2027................       60,000           50,530
                                               --------------
                                                       97,995
PERU - 0.3%
Republic of Peru,
  4.50% - 2017(1)..............       55,000           36,712

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES K (GLOBAL STRATEGIC INCOME)
(CONTINUED)
FOREIGN GOVERNMENT BONDS          PRINCIPAL        MARKET
(CONTINUED)                        AMOUNT          VALUE
-------------------------------------------------------------
PHILIPPINES - 0.8%
Republic of Philippines,
  10.625% - 2025...............  $   107,000   $       91,485
RUSSIA - 4.3%
City of St. Petersburg, 9.50% -
  2002.........................      100,000           84,500
Russia Federation, 12.75% -
  2028.........................      215,000          185,369
Russia Principal Loan,
  7.9375% - 2020*..............      700,000          214,375
                                               --------------
                                                      484,244
QATAR - 0.4%
State of Qatar, 9.75% - 2030...       40,000           39,450
SOUTH AFRICA - 0.2%
Republic of South Africa,
  13.00% - 2010(2).............      168,000           23,145
SWEDEN - 0.3%
Kingdom of Sweden, 9.00% -
  2009(2)......................      200,000           28,640
TRINIDAD AND TOBAGO - 0.3%
Republic of Trinidad and
  Tobago, 9.75% - 2020.........       40,000           39,060
TURKEY - 0.6%
Republic of Turkey, 11.875% -
  2004.........................       35,000           36,138
Republic of Turkey Treasury
  Bill, 0% - 2001(2,5).........  22,500,000,000         29,709
                                               --------------
                                                       65,847
UNITED KINGDOM - 0.4%
United Kingdom Government
  Treasury,
  7.75% - 2006(2)..............       15,000           25,179
  5.75% - 2009(2)..............       15,000           23,653
                                               --------------
                                                       48,832


FOREIGN GOVERNMENT BONDS          PRINCIPAL        MARKET
(CONTINUED)                        AMOUNT          VALUE
-------------------------------------------------------------
URUGUAY - 0.3%
Republic of Uruguay, 8.75% -
  2010.........................  $    30,000   $       29,887
VENEZUELA - 1.4%
Republic of Venezuela,
  7.875% - 2007(1).............      178,571          145,758
  9.25% - 2027.................       25,000           16,469
                                               --------------
                                                      162,227
                                               --------------
  Total foreign government bonds - 38.0%....        4,244,553

CERTIFICATE OF DEPOSIT - 0.2%
-----------------------------
Hypovereinsbank CD, 7.25% -
  2001.........................  $    25,000           24,983

REPURCHASE AGREEMENT - 9.5%
---------------------------
Paine Webber Treasury, 6.55% -
  7-03-00 (Collateralized by
  U.S. Treasury Bills 7-13-00
  with a value of
  $1,085,000)..................  $ 1,059,000        1,059,000
                                               --------------
  Total investments - 98.3%.................       10,993,652
  Cash and other assets, less
    liabilities - 1.7%......................          185,488
                                               --------------
  Total net assets - 100.0%.................   $   11,179,140
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES C (MONEY MARKET)
                                  PRINCIPAL        MARKET
COMMERCIAL PAPER                   AMOUNT          VALUE
-------------------------------------------------------------
ALCOHOLIC BEVERAGES - 2.3%
Anheuser-Busch Companies, Inc.,
  6.59%, 07-21-00..............  $ 1,500,000   $    1,463,310
  6.51%, 11-13-00..............    1,600,000        1,594,213
                                               --------------
                                                    3,057,523
BEVERAGES - 2.5%
Coca-Cola Company,
  6.50%, 08-04-00..............      200,000          198,772
  6.56%, 10-02-00..............    3,200,000        3,146,528
                                               --------------
                                                    3,345,300
BROKERAGE - 5.1%
Bear Stearns Companies, Inc.,
  6.71%, 09-05-00..............    3,000,000        2,964,840
Merrill Lynch & Company, Inc.,
  6.00%, 07-10-00..............    1,000,000          998,690
  6.60%, 09-05-00..............    1,000,000          988,330
  6.58%, 10-31-00..............    2,000,000        1,956,120
                                               --------------
                                                    6,907,980
BUSINESS SERVICES - 2.9%
General Electric Capital
  Corporation,
  6.60%, 07-17-00..............    2,600,000        2,592,373
  6.52%, 08-08-00..............    1,300,000        1,291,053
                                               --------------
                                                    3,883,426
CHEMICALS - BASIC - 2.7%
E.I. duPont de Nemours &
  Company, 6.61%, 08-28-00.....    3,600,000        3,563,352
COMBINATION GAS & ELECTRIC - 8.4%
Baltimore Gas & Electric
  Company,
  6.50%, 07-13-00..............    2,200,000        2,194,836
  6.65%, 07-14-00..............    1,000,000          997,783
Central Illinois Light Company,
  6.80%, 07-14-00..............    1,200,000        1,197,053
  6.82%, 08-21-00..............      400,000          396,135
  6.78%, 08-25-00..............    1,500,000        1,485,555
  6.90%, 09-25-00..............      900,000          886,221
Madison Gas & Electric Company,
  6.62%, 07-31-00..............    1,900,000        1,889,519
South Carolina Electric & Gas
  Company,
  6.15%, 07-03-00..............      500,000          499,819
  6.83%, 07-06-00..............      500,000          499,526
  6.57%, 07-14-00..............    1,300,000        1,296,916
                                               --------------
                                                   11,343,363


                                  PRINCIPAL        MARKET
COMMERCIAL PAPER (CONTINUED)       AMOUNT          VALUE
-------------------------------------------------------------
COMPUTER SOFTWARE - 2.9%
Honeywell International, Inc.,
  6.50%, 07-12-00..............    3,200,000   $    3,193,644
  6.60%, 09-11-00..............      700,000          690,970
                                               --------------
                                                    3,884,614
ELECTRIC UTILITIES - 9.0%
Allegheny Energy, Inc., 6.69%,
  09-07-00.....................    1,500,000        1,481,760
Duke Energy Corporation,
  6.06%, 07-05-00..............    1,600,000        1,599,392
  6.54%, 09-14-00..............    1,000,000          986,630
Potomac Electric Power Company,
  6.55%, 07-11-00..............    1,800,000        1,796,725
  6.55%, 07-14-00..............    1,700,000        1,695,979
  6.53%, 07-28-00..............      500,000          497,551
Wisconsin Public Service
  Corporation, 6.60%,
  07-31-00.....................    4,000,000        3,978,000
                                               --------------
                                                   12,036,037
ENTERTAINMENT - 2.6%
Walt Disney Company, 6.56%, 08-
  16-00........................    3,527,000        3,498,678
FOOD PROCESSING - 2.9%
General Mills, 6.46%,
  07-03-00.....................    2,000,000        1,999,282
McCormick & Company, Inc.,
  6.19%, 09-15-00..............    2,000,000        1,972,900
                                               --------------
                                                    3,972,182
INDUSTRIAL SERVICES - 0.6%
PPG Industries, Inc., 6.55%,
  07-25-00.....................      800,000          796,507
PHARMACEUTICALS - 2.2%
Schering Corporation,
  6.47%, 09-26-00..............    1,900,000        1,870,569
  6.70%, 11-14-00..............    1,100,000        1,073,017
                                               --------------
                                                    2,943,586
PHOTOGRAPH/IMAGING - 2.6%
Eastman Kodak Company,
  6.58%, 07-10-00..............      900,000          898,520
  6.32%, 07-24-00..............    1,100,000        1,095,743
  6.40%, 07-26-00..............      500,000          497,778
  6.64%, 08-29-00..............    1,000,000          989,590
                                               --------------
                                                    3,481,631
PUBLISHING - 1.0%
McGraw-Hill Companies, Inc.,
  6.51%, 07-17-00..............    1,400,000        1,396,374

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES C (MONEY MARKET) (CONTINUED)
                                  PRINCIPAL        MARKET
COMMERCIAL PAPER (CONTINUED)       AMOUNT          VALUE
-------------------------------------------------------------
RETAIL - DEPARTMENT STORES - 0.9%
May Department Stores, 6.55%,
  07-11-00.....................    1,300,000   $    1,297,635
TELECOMMUNICATIONS - 4.4%
AT&T Corporation,
  6.60%, 07-31-00..............    1,400,000        1,392,860
  6.57%, 09-05-00..............    2,500,000        2,470,825
Bellsouth Telecommunications,
  Inc.,
  6.44%, 07-06-00..............    1,000,000          999,106
  6.50%, 07-21-00..............    1,000,000          996,389
                                               --------------
                                                    5,859,180
                                               --------------
  Total commercial paper - 53.0%............       71,267,368

U.S. GOVERNMENT & AGENCIES
--------------------------
FEDERAL HOME LOAN BANKS - 4.4%
Federal Home Loan Bank Discount
  Corporation,
  6.14%, 09-22-00..............    6,000,000        5,912,640
FEDERAL HOME LOAN MORTGAGES - 3.2%
Federal Home Loan Mortgage
  Corporation,
  6.50%, 08-17-00..............    4,300,000        4,264,912
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION - 14.9%
Federal National Mortgage
  Association,
  6.04%, 07-13-00..............    2,000,000        1,996,360
  6.53%, 08-31-00..............    5,000,000        4,946,550
  6.17%, 09-28-00..............    6,000,000        5,906,160
  6.62%, 11-22-00..............    5,300,000        5,163,472
  6.53%, 05-17-01(1)...........    2,000,000        1,998,920
                                               --------------
                                                   20,011,462
STUDENT LOAN MORTGAGE
  ASSOCIATION - 10.9%
Student Loan Mortgage
  Association,
  5.52%, 07-25-04(1)...........    1,279,843        1,279,664
  4.92%, 10-25-05(1)...........    3,846,770        3,828,739
  5.15%, 10-28-06(1)...........    2,000,000        2,000,640
  5.21%, 01-25-07(1)...........    3,346,108        3,339,311
  5.33%, 04-25-08(1)...........    1,271,295        1,271,346
  6.41%, 07-25-08(1)...........    3,000,000        2,998,170
                                               --------------
                                                   14,717,870


U.S. GOVERNMENT & AGENCIES        PRINCIPAL        MARKET
(CONTINUED)                        AMOUNT          VALUE
-------------------------------------------------------------
SMALL BUSINESS ASSOCIATION
  POOLS - 6.6%
  #502406, 6.25%, 2006(1)......      273,890   $      273,890
  #502163, 6.50%, 2012(1)......      661,277          661,277
  #502353, 6.25%, 2018(1)......       86,385           86,385
  #503176, 6.125%, 2020(1).....      306,012          307,542
  #503295, 5.75%, 2021(1)......      550,247          562,628
  #503303, 5.75%, 2021(1)......      793,863          811,725
  #503283, 6.00%, 2021(1)......      530,931          528,691
  #503308, 6.00%, 2021(1)......      599,027          599,027
  #503459, 6.00%, 2021(1)......    1,306,895        1,301,994
  #503343, 6.125%, 2021(1).....    1,091,588        1,091,588
  #503347, 6.125%, 2021(1).....    2,582,445        2,582,445
                                               --------------
                                                    8,807,192
                                               --------------
  Total U.S. Government & Agencies -40.0%...       53,714,076

MISCELLANEOUS ASSETS
--------------------
FUNDING AGREEMENTS - 6.7%
Security Life of Denver
  Insurance Company, 6.50625%,
  10-31-01(1)..................    3,000,000        3,000,000
Travelers Insurance Company,
  6.49630%, 08-21-01(1)........    3,000,000        3,000,000
United of Omaha Life Insurance
  Company, 6.57625%,
  1-21-02(1)...................    3,000,000        3,000,000
                                               --------------
                                                    9,000,000
                                               --------------
  Total investments - 99.7%.................      133,981,444
  Cash and other assets, less
    liabilities - 0.3%......................          442,888
                                               --------------
  Total net assets - 100.0%.................   $  134,424,332
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES S (SOCIAL AWARENESS)
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
AIR FREIGHT - 0.2%
FedEx Corporation*.............       13,000   $      494,000
AIRLINES - 0.6%
Southwest Airlines Company.....       81,400        1,541,512
BANKS - MAJOR REGIONAL - 3.8%
Bank of New York Company,
  Inc..........................       59,600        2,771,400
Northern Trust Corporation.....       52,000        3,383,250
PNC Financial Services Group...       24,400        1,143,750
Wells Fargo & Company..........       59,400        2,301,750
                                               --------------
                                                    9,600,150
BANKS - MONEY CENTER - 1.4%
Bank of America Corporation....       40,800        1,754,400
Chase Manhattan Corporation....       35,400        1,630,613
                                               --------------
                                                    3,385,013
BEVERAGES - SOFT DRINK - 2.7%
Coca-Cola Company..............       95,000        5,456,562
PepsiCo, Inc...................       28,700        1,275,356
                                               --------------
                                                    6,731,918
BROADCAST MEDIA - 1.1%
AMFM, Inc.*....................       15,700        1,083,300
Comcast Corporation*...........       41,200        1,668,600
                                               --------------
                                                    2,751,900
CHEMICALS - BASIC - 0.7%
Praxair, Inc...................       43,300        1,621,044
COMMUNICATIONS - EQUIPMENT - 7.4%
ADC Telecommunications,
  Inc.*........................       45,800        3,841,475
Comverse Technology, Inc.*.....       45,000        4,185,000
Lucent Technologies, Inc.......      113,960        6,752,130
Scientific-Atlanta, Inc........       48,800        3,635,600
                                               --------------
                                                   18,414,205
COMPUTER HARDWARE - 5.6%
Compaq Computer Corporation....       55,200        1,411,050
Dell Computer Corporation*.....       97,800        4,822,763
Hewlett-Packard Company........       22,900        2,859,637
International Business Machines
  Corporation..................       44,400        4,864,575
                                               --------------
                                                   13,958,025
COMPUTER SOFTWARE/SERVICES - 9.2%
Adobe Systems, Inc.............       29,600        3,848,000
Computer Associates
  International, Inc...........       29,500        1,510,031
Microsoft Corporation*.........      191,700       15,336,000
Yahoo, Inc.*...................       18,500        2,291,688
                                               --------------
                                                   22,985,719


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
COMPUTER - NETWORKING - 6.3%
Cisco Systems, Inc.*...........      248,900   $   15,758,481
COMPUTERS - PERIPHERALS - 2.0%
EMC Corporation*...............       65,600        5,047,100
CONSUMER FINANCE - 0.5%
Household International,
  Inc..........................       29,200        1,213,625
DISTRIBUTION - FOOD & HEALTH - 0.6%
Cardinal Health, Inc...........       20,700        1,531,800
ELECTRICAL EQUIPMENT - 1.8%
Molex, Inc. ...................       61,000        2,935,625
Sanmina Corporation*...........       18,400        1,573,200
                                               --------------
                                                    4,508,825
ELECTRONICS - INSTRUMENTATION - 0.3%
Agilent Technologies, Inc.*....        8,734          644,137
ELECTRONICS - SEMICONDUCTORS - 10.5%
Analog Devices, Inc.*..........       66,000        5,016,000
Intel Corporation..............      119,800       16,015,763
Texas Instruments, Inc.........       56,800        3,901,450
Xilinx, Inc.*..................       15,500        1,279,719
                                               --------------
                                                   26,212,932
ENTERTAINMENT - 1.8%
Viacom, Inc. (Cl. B)*..........       24,800        1,691,050
Walt Disney Company............       71,800        2,786,738
                                               --------------
                                                    4,477,788
EQUIPMENT - SEMICONDUCTORS - 1.0%
Applied Materials, Inc.*.......       26,800        2,428,750
FINANCIAL - DIVERSE - 2.0%
American Express Company.......       43,200        2,251,800
Fannie Mae.....................       32,500        1,696,094
Freddie Mac....................       28,800        1,166,400
                                               --------------
                                                    5,114,294
FOODS - 0.7%
Bestfoods......................       10,800          747,900
General Mills, Inc.............       25,000          956,250
                                               --------------
                                                    1,704,150
HEALTH CARE - DIVERSE - 2.6%
Allergan, Inc..................       23,400        1,743,300
Johnson & Johnson..............       46,532        4,740,448
                                               --------------
                                                    6,483,748
HEALTH CARE - PHARMACEUTICALS
  - GENERIC - 0.6%
Watson Pharmaceuticals,
  Inc.*........................       29,500        1,585,625

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES S (SOCIAL AWARENESS) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
HEALTH CARE - PHARMACEUTICALS
  - MAJOR - 3.7%
Merck & Company, Inc...........       84,700   $    6,490,137
Schering-Plough Corporation....       55,100        2,782,550
                                               --------------
                                                    9,272,687
HOUSEHOLD PRODUCTS - 2.2%
Colgate-Palmolive Company......       34,000        2,035,750
Kimberly-Clark Corporation.....       16,000          918,000
Procter & Gamble Company.......       44,400        2,541,900
                                               --------------
                                                    5,495,650
INSURANCE - LIFE/HEALTH - 0.5%
American General Corporation...       21,100        1,287,100
INSURANCE - MULTI-LINE - 2.7%
American International Group,
  Inc..........................       58,466        6,869,755
INSURANCE - PROPERTY &
  CASUALTY - 0.6%
Chubb Corporation..............       24,000        1,476,000
MACHINERY - DIVERSE - 0.4%
Deere & Company................       25,600          947,200
MANUFACTURING - DIVERSIFIED - 0.4%
Illinois Tool Works, Inc.......       17,400          991,800
MANUFACTURING - SPECIALIZED - 0.5%
Avery Dennison Corporation.....       18,200        1,221,675
MEDICAL PRODUCTS & SUPPLIES - 1.4%
Guidant Corporation*...........       29,800        1,475,100
Medtronic, Inc.................       41,800        2,082,163
                                               --------------
                                                    3,557,263
NATURAL GAS - 0.7%
Enron Corporation..............       26,000        1,677,000
OFFICE EQUIPMENT & SUPPLIES - 0.3%
Pitney Bowes, Inc..............       16,200          648,000
OIL & GAS - DRILLING &
  EQUIPMENT - 2.9%
BJ Services Company*...........       55,200        3,450,000
Noble Drilling Corporation*....       89,600        3,690,400
                                               --------------
                                                    7,140,400
PAPER & FOREST PRODUCTS - 0.2%
Westvaco Corporation...........       21,600          535,950
PERSONAL CARE - 0.5%
Gillette Company...............       33,000        1,152,937
PUBLISHING - 0.3%
McGraw-Hill Companies, Inc.....       14,200          766,800
PUBLISHING - NEWSPAPER - 0.5%
New York Times Company.........       29,400        1,161,300


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
RESTAURANTS - 0.5%
McDonald's Corporation.........       41,400   $    1,363,612
RETAIL - APPAREL - 0.9%
Talbots, Inc...................       23,500        1,291,031
Gap, Inc.......................       29,400          918,750
                                               --------------
                                                    2,209,781
RETAIL - BUILDING SUPPLIES - 1.3%
Home Depot, Inc................       20,100        1,003,744
Lowe's Companies, Inc..........       57,700        2,369,306
                                               --------------
                                                    3,373,050
RETAIL - DEPARTMENT STORES - 0.6%
Kohl's Corporation*............       26,400        1,468,500
RETAIL - DISCOUNTERS - 0.5%
Family Dollar Stores, Inc......       70,000        1,369,375
RETAIL - DRUG STORES - 0.5%
CVS Corporation................       32,800        1,312,000
RETAIL - FOOD CHAINS - 0.4%
Kroger Company*................       49,000        1,081,063
RETAIL - GENERAL MERCHANDISE - 3.6%
Costco Wholesale
  Corporation*.................       15,200          501,600
Target Corporation.............       32,800        1,902,400
Wal-Mart Stores, Inc...........      115,800        6,672,975
                                               --------------
                                                    9,076,975
SERVICES - ADVERTISING/
  MARKETING - 1.0%
Omnicom Group, Inc.............       26,900        2,395,781
SERVICES - DATA PROCESSING - 0.9%
Paychex, Inc...................       55,950        2,349,900
TELECOMMUNICATIONS - CELLULAR - 1.1%
Sprint Corporation - (PCS
  Group)*......................       45,300        2,695,350
TELECOMMUNICATIONS
  - LONG DISTANCE - 2.6%
AT&T Corporation...............      104,112        3,292,542
Sprint Corporation.............       31,000        1,581,000
WorldCom, Inc.*................       35,850        1,646,859
                                               --------------
                                                    6,520,401
TELEPHONE - 3.4%
Bell Atlantic Corporation......       44,900        2,281,481
BellSouth Corporation..........       45,200        1,926,650
SBC Communications, Inc........      101,464        4,388,318
                                               --------------
                                                    8,596,449
                                               --------------
  Total common stocks.......................      246,208,495

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES S (SOCIAL AWARENESS) (CONTINUED)
                                  PRINCIPAL        MARKET
COMMERCIAL PAPER                   AMOUNT          VALUE
-------------------------------------------------------------

BROKERAGE - 0.6%
Merrill Lynch & Company, Inc.,
  6.60%, 07-12-00..............  $ 1,600,000   $    1,596,773
FOOD PROCESSING - 0.7%
General Mills, Inc.,
  6.985%, 7-03-00..............    1,000,000          999,641
  6.54%, 7-05-00...............      775,000          774,437
                                               --------------
                                                    1,774,078


                                  PRINCIPAL        MARKET
COMMERCIAL PAPER (CONTINUED)       AMOUNT          VALUE
-------------------------------------------------------------
TELECOMMUNICATIONS - 0.2%
AT&T Corporation, 6.70%,
  7-10-00......................  $   400,000   $      399,330
                                               --------------
  Total commercial paper - 1.5%.............        3,770,181
                                               --------------
  Total investments - 99.9%.................      249,978,676
  Cash and other assets, less
    liabilities - 1.0%......................          161,706
                                               --------------
  Total net assets - 100.0%.................   $  250,140,382
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES T (TECHNOLOGY)
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
COMMUNICATION EQUIPMENT - 11.6%
Comverse Technology*...........        3,300   $      306,900
Digital Microwave
  Corporation*.................        6,600          251,625
Lucent Technologies, Inc.......        3,600          213,300
REMEC, Inc.*...................        1,900           79,563
VeriSign, Inc.*................        2,205          388,907
                                               --------------
                                                    1,240,295
COMPUTER HARDWARE - 13.3%
Dell Computer Corporation*.....       11,200          552,300
Handspring, Inc.*..............          200            5,400
Hewlett-Packard Company........        3,000          374,625
International Business Machines
  Corporation..................        4,500          493,031
                                               --------------
                                                    1,425,356
COMPUTER SOFTWARE/SERVICES - 25.5%
America Online, Inc.*..........        3,300          174,075
Answerthink, Inc.*.............        8,600          142,975
BMC Software, Inc.*............        1,600           58,375
Congnos, Inc.*.................        4,500          186,187
eBay, Inc.*....................        3,500          190,094
Exodus Communications, Inc.*...        5,600          257,950
Informix Corporation*..........        8,400           62,475
LookSmart, Ltd.*...............        3,000           55,500
Macromedia, Inc.*..............        1,600          154,700
Microsoft Corporation*.........        8,800          704,000
Phone.com, Inc.*...............          900           58,613
Rational Software
  Corporation*.................        3,500          325,281
StorageNetworks, Inc.*.........          100            9,025
Verity, Inc.*..................        4,500          171,281
Vignette Corporation*..........        3,500          182,000
                                               --------------
                                                    2,732,531
COMPUTERS - NETWORKING - 11.7%
3Com Corporation*..............        4,000          230,500
Cisco Systems, Inc.*...........       16,100        1,019,331
                                               --------------
                                                    1,249,831
COMPUTERS - PERIPHERALS - 6.1%
EMC Corporation*...............        4,400          338,525
Quantum Corporation-Hard Disk
  Drive*.......................       28,500          315,281
                                               --------------
                                                      653,806


                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS - 23.4%
Analog Devices, Inc.*..........        5,500   $      418,000
Broadcom Corporation*..........          700          153,300
Brooks Automation, Inc.*.......        2,000          127,875
Credence Systems
  Corporation*.................        2,900          160,044
Cypress Semiconductor
  Corporation*.................        4,300          181,675
Intel Corporation..............          900          120,319
JDS Uniphase Corporation*......        5,100          611,362
MEMC Electronic Materials,
  Inc.*........................       12,300          221,400
Micron Technology, Inc.*.......        5,900          519,569
                                               --------------
                                                    2,513,544
EQUIPMENT - SEMICONDUCTORS - 1.3%
Applied Materials, Inc.*.......        1,600          145,000
SERVICES - COMPUTER SYSTEMS - 0.2%
Electronic Data Systems
  Corporation..................          500           20,625
SERVICES - DATA PROCESSING - 3.4%
Ceridian Corporation*..........       15,100          363,344
                                               --------------
  Total common stocks - 96.5%...............       10,344,332

FOREIGN STOCKS - 0.5%
---------------------
FINLAND
Nokia Oyj ADR..................        1,100           54,931

REPURCHASE AGREEMENT - 17.3%
----------------------------
State Street
  3.5%, 07-03-00
  (Collateralized by FNMA,
  6.32% - 2002 with a value of
  $1,894,653)..................  $ 1,855,395        1,855,395
                                               --------------
  Total investments - 114.3%................       12,254,658
  Liabilities, less cash and other
    assets - (14.3)%........................       (1,534,782)
                                               --------------
  Total net assets - 100.0%.................   $   10,719,876
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES G (LARGE CAP GROWTH)
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
BEVERAGES - SOFT DRINK - 2.9%
Coca-Cola Company..............        1,800   $      103,387
PepsiCo, Inc...................        1,700           75,544
                                               --------------
                                                      178,931
BIOTECHNOLOGY - 1.1%
Amgen, Inc.*...................        1,000           70,250
BROADCAST MEDIA - 1.2%
AMFM, Inc.*....................          400           27,600
Comcast Corporation*...........          700           28,350
Univision Communications,
  Inc.*........................          200           20,700
                                               --------------
                                                       76,650
COMMUNICATION EQUIPMENT - 7.8%
Comverse Technology, Inc.*.....          300           27,900
Corning, Inc...................          200           53,975
Lucent Technologies, Inc.......        2,400          142,200
Nokia Oyj......................          500           24,969
Nortel Networks Corporation....        2,600          177,450
QUALCOMM, Inc.*................          600           36,000
Telefonaktiebolaget LM Ericsson
  AB ADR.......................        1,100           22,000
                                               --------------
                                                      484,494
COMPUTER HARDWARE - 6.5%
Dell Computer Corporation*.....        2,100          103,556
International Business Machines
  Corporation..................        1,500          164,344
Sun Microsystems, Inc.*........        1,500          136,406
                                               --------------
                                                      404,306
COMPUTER SOFTWARE/SERVICES - 13.8%
Adobe Systems, Inc.............          200           26,000
America Online, Inc.*..........        1,700           89,675
Computer Associates
  International, Inc...........          600           30,712
i2 Technologies, Inc.*.........          200           20,853
Microsoft Corporation*.........        4,700          376,000
Oracle Corporation*............        2,400          201,750
Siebel Systems, Inc.*..........          200           32,713
VERITAS Software
  Corporation*.................          300           33,863
Yahoo!, Inc.*..................          400           49,550
                                               --------------
                                                      861,116
COMPUTERS - PERIPHERALS - 2.5%
EMC Corporation*...............        2,000          153,875
COMPUTERS - NETWORKING - 7.0%
Cisco Systems, Inc.*...........        6,400          405,200
Network Appliance, Inc.*.......          400           32,200
                                               --------------
                                                      437,400


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
ELECTRICAL EQUIPMENT - 8.8%
Celestica, Inc.*...............          500   $       24,812
General Electric Company.......        8,900          471,700
Sanmina Corporation*...........          600           51,300
                                               --------------
                                                      547,812
ELECTRONICS - SEMICONDUCTORS - 9.2%
Flextronics International,
  Ltd.*........................          400           27,475
Intel Corporation..............        3,000          401,062
JDS Uniphase Corporation*......          200           23,975
PMC - Sierra, Inc.*............          100           17,769
Texas Instruments, Inc.........        1,200           82,425
Xilinx, Inc.*..................          300           24,769
                                               --------------
                                                      577,475
ENTERTAINMENT - 2.1%
Time Warner, Inc...............        1,000           76,000
Viacom, Inc. (Cl. B)*..........          500           34,094
Walt Disney Company............          500           19,406
                                               --------------
                                                      129,500
EQUIPMENT - SEMICONDUCTORS - 1.1%
Applied Materials, Inc.*.......          600           54,375
Teradyne, Inc.*................          200           14,700
                                               --------------
                                                       69,075
FINANCIAL - DIVERSE - 0.4%
Morgan Stanley Dean Witter &
  Company......................          300           24,975
FOODS - 0.5%
Bestfoods......................          500           34,625
HEALTH CARE - DIVERSE - 3.5%
Allergan, Inc..................          400           29,800
Bristol-Myers Squibb Company...        1,500           87,375
Johnson & Johnson..............        1,000          101,875
                                               --------------
                                                      219,050
HEALTH CARE - PHARMACEUTICALS
  - GENERIC - 1.0%
ALZA Corporation*..............          500           29,563
Watson Pharmaceuticals,
  Inc.*........................          600           32,250
                                               --------------
                                                       61,813
HEALTH CARE - PHARMACEUTICALS
  - MAJOR - 9.6%
Eli Lilly and Company..........          800           79,900
Forest Laboratories, Inc.*.....          300           30,300
Merck & Company, Inc. .........        2,100          160,913
Pfizer, Inc. ..................        5,450          261,600
Schering-Plough Corporation....        1,300           65,650
                                               --------------
                                                      598,363

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES G (LARGE CAP GROWTH) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
HOUSEHOLD PRODUCTS - 1.4%
Colgate-Palmolive Company......          600   $       35,925
Kimberly-Clark Corporation.....          900           51,638
                                               --------------
                                                       87,563
INVESTMENT BANK/BROKERAGE - 0.5%
Charles Schwab Corporation.....          900           30,263
MANUFACTURING - DIVERSIFIED - 1.0%
Tyco International, Ltd. ......        1,300           61,587
MEDICAL PRODUCTS & SUPPLIES - 1.4%
Guidant Corporation*...........          500           24,750
Medtronic, Inc. ...............          900           44,831
PE Corp - PE Biosystems
  Group........................          300           19,763
                                               --------------
                                                       89,344
RETAIL - APPAREL - 0.3%
Gap, Inc. .....................          700           21,875
RETAIL - BUILDING SUPPLIES - 1.4%
Home Depot, Inc. ..............        1,700           84,894
RETAIL - COMPUTERS &
  ELECTRONICS - 0.2%
Circuit City Stores - Circuit
  City Group...................          300            9,956
RETAIL - DEPARTMENT STORES - 0.4%
Kohl's Corporation*............          500           27,812
RETAIL - DRUG STORES - 0.7%
Walgreen Company...............        1,300           41,844


                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
RETAIL - FOOD CHAINS - 0.4%
Safeway, Inc.*.................          600   $       27,075
RETAIL - GENERAL MERCHANDISE - 3.0%
Wal-Mart Stores, Inc...........        3,300          190,162
SERVICES - ADVERTISING/
  MARKETING - 0.4%
Omnicom Group, Inc.............          300           26,719
SERVICES - DATA PROCESSING - 0.8%
Paychex, Inc...................        1,150           48,300
TELECOMMUNICATION - CELLULAR - 1.4%
Nextel Communications, Inc.*...          600           36,712
Sprint Corporation (PCS
  Group)*......................          900           53,550
                                               --------------
                                                       90,262
TELEPHONE - 1.4%
SBC Communications, Inc........        2,000           86,500
                                               --------------
  Total common stocks - 93.7%...............        5,853,866

REPURCHASE AGREEMENT - 7.1%
---------------------------
State Street 2.0% - 7-03-00
  (Collateralized by FHLB,
  6.39% - 2008 with a value of
  $455,400)(3).................  $   444,822          444,822
                                               --------------
  Total investments - 100.8%................        6,298,688
  Liabilities, less cash and other assets
    (0.8%)..................................          (52,948)
                                               --------------
  Total net assets - 100.0%.................   $    6,245,740
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES E (DIVERSIFIED INCOME)
                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
CORPORATE BONDS                   OF SHARES        VALUE
-------------------------------------------------------------
AIRLINES - 0.6%
Southwest Airlines Company,
  7.875% - 2007................  $   700,000   $      700,000
AUTOMOTIVE - 1.3%
Federal-Mogul Corporation,
  7.75% - 2006.................  $   250,000          181,875
  7.50% - 2009.................  $   250,000          171,563
  7.88% - 2010.................  $   250,000          174,375
Ford Motor Company, 7.25% -
  2008.........................  $ 1,000,000          971,250
                                               --------------
                                                    1,499,063
BANKING - 1.9%
Bank of New York, Inc., 6.50% -
  2003.........................  $    25,000           24,219
B.F. Saul REIT, 9.75% - 2008...  $   250,000          215,625
Homeside, Inc.,
  11.25% - 2003................  $ 1,250,000        1,353,125
Washington Mutual Capital,
  8.375% - 2027(4).............  $   700,000          623,000
                                               --------------
                                                    2,215,969
BASIC INDUSTRY - OTHER - 0.8%
Pioneer Hi Bred International,
  Inc., 5.75% - 2009...........  $ 1,000,000          907,500
BEVERAGE - 0.6%
Anheuser-Busch Companies, Inc.,
  7.10% - 2007.................  $   775,000          760,469
BROKERAGE - 2.2%
SI Financing Trust, Inc.,
  9.50% - 2026(4)..............      102,610        2,590,903
BUILDING MATERIALS - 1.7%
LaFarge Corporation, 6.375% -
  2005.........................  $ 1,025,000          955,813
Vulcan Materials Company,
  5.75% - 2004.................  $ 1,100,000        1,054,625
                                               --------------
                                                    2,010,438
CONGLOMERATES - 0.6%
Honeywell International, 7.5% -
  2010.........................  $   700,000          701,750
CONSTRUCTION MACHINERY - 0.2%
Sequa Corporation, 9.00% -
  2009.........................  $   300,000          288,000
CONSUMER CYCLICALS - OTHER - 0.0%
American ECO Corporation,
  9.625% - 2008*...............  $   500,000           20,000


                                  PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)        AMOUNT          VALUE
-------------------------------------------------------------
ELECTRIC - 2.0%
Calpine Corporation, 8.75% -
  2007.........................  $   500,000   $      485,625
CMS Energy Corporation, 6.75% -
  2004.........................      500,000          463,125
East Coast Power LLC,
  6.737% - 2008................      230,428          216,890
  6.737% - 2012................      250,000          230,000
National Rural Utilities,
  5.5% - 2005..................    1,000,000          930,000
                                               --------------
                                                    2,325,640
ENERGY - OTHER - 0.2%
P&L Coal Holdings Corporation,
  8.875% - 2008................      300,000          282,750
FINANCIAL COMPANIES - 1.4%
CB Richard Ellis Service,
  8.875% - 2006................      325,000          276,250
Countrywide Capital, 8.00% -
  2026*........................      700,000          579,250
PNC Funding Corporation,
  7.75% - 2004.................      800,000          804,000
                                               --------------
                                                    1,659,500
FINANCIAL COMPANIES
  - CAPTIVE - 0.8%
Bayer Corporation,
  6.20% - 2008.................    1,000,000          938,750
GAMING - 0.2%
Park Place Entertainment,
  7.875% - 2005................      300,000          282,000
HEALTHCARE - 0.4%
Tenet Healthcare Corporation,
  8.125% - 2008................      500,000          457,500
HOME CONSTRUCTION - 0.7%
MDC Holdings, 8.375% - 2008....      250,000          221,250
Oakwood Homes Corporation,
  8.125% - 2009................      500,000          172,500
Standard Pacific Corporation,
  8.50% - 2009.................      500,000          450,000
                                               --------------
                                                      843,750
INDEPENDENT ENERGY - 0.3%
Seagull Energy Corporation,
  8.625% - 2005................      300,000          294,000
LODGING - 0.2%
HMH Properties,
  7.875% - 2008................      300,000          269,250

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES E (DIVERSIFIED INCOME) (CONTINUED)
                                  PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)        AMOUNT          VALUE
-------------------------------------------------------------
MEDIA - CABLE - 2.3%
Adelphia Communications, Inc.,
  9.50% - 2004.................  $    43,388   $       41,869
  8.375% - 2008................      250,000          220,938
Century Communications
  Corporation, 8.375% - 2007...      125,000          110,937
Comcast Corporation, 9.125% -
  2006.........................      150,000          157,500
Jones Intercable, Inc.,
  7.625% - 2008................      500,000          488,125
Lenfest Communications, Inc.,
  10.50% - 2006................      500,000          558,125
Rogers Cablesystems, Ltd.,
  9.625% - 2002................      325,000          326,625
Time Warner Entertainment
  Company, 10.15% - 2012.......      670,000          778,875
                                               --------------
                                                    2,682,994
MEDIA NON-CABLE - 1.3%
K-III Communications
  Corporation, 10.25% - 2004...      555,000          555,000
News America Holdings, Inc.,
  8.625% - 2003................      500,000          510,000
USA Networks, 6.75% - 2005.....      500,000          474,375
                                               --------------
                                                    1,539,375
METALS - 0.5%
California Steel Industries,
  8.50% - 2009.................      500,000          457,500
WHX Corporation, 10.50% -
  2005.........................      250,000          195,000
                                               --------------
                                                      652,500
OIL FIELD SERVICES - 0.6%
Transocean Offshore, Inc.,
  8.00% - 2027.................      700,000          688,625
RETAILERS - 1.2%
Sears Roebuck Acceptance
  Corporation, 6.41% - 2001....      350,000          347,375
Tandy Corporation, 6.95% -
  2007.........................      750,000          717,187
Zale Corporation,
  8.50% - 2007.................      375,000          352,500
                                               --------------
                                                    1,417,062
SERVICES - 0.7%
ROCS Series FDX 1997-1 144A,
  7.00% - 2017.................      936,577          829,545
SUPERMARKETS - 0.8%
Safeway, Inc., 6.50% - 2008....    1,000,000          920,000
TECHNOLOGY - 0.8%
Electronic Data Systems,
  7.125% - 2009................  $ 1,000,000          972,500


                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
CORPORATE BONDS (CONTINUED)       OF SHARES        VALUE
-------------------------------------------------------------
TELECOMMUNICATIONS - 2.3%
AT&T Corporation,
  7.00% - 2005.................  $   875,000   $      858,594
ALESTRA, S.A.,
  12.625% - 2009...............  $   500,000          451,875
Call-Net Enterprises, Inc.,
  9.375% - 2009................  $   500,000          307,500
GTE Corporation,
  7.51% - 2009.................  $ 1,000,000          981,250
Mastec, Inc., 7.75% - 2008.....  $   200,000          184,000
                                               --------------
                                                    2,783,219
TOBACCO - 0.3%
Dimon, Inc., 8.875% - 2006.....  $   400,000          361,500
YANKEE - CORPORATE - 3.9%
Abbey National plc,
  6.69% - 2005.................  $   725,000          695,093
Agrium, Inc., 7.00% - 2004.....  $ 1,000,000          947,500
BCH Cayman Islands, Ltd.,
  7.70% - 2006.................  $   700,000          688,625
Den Danske Bank 144A, 7.40% -
  2010.........................  $ 1,175,000        1,120,656
Vodafone Airtouch plc, 7.625% -
  2005.........................  $ 1,200,000        1,201,500
                                               --------------
                                                    4,653,374
                                               --------------
  Total corporate bonds - 30.8%.............       36,547,926

PREFERRED STOCKS
----------------
BANKS & CREDIT - 0.7%
ABN AMRO Capital Fund II,
  7.125%.......................       40,000          820,000

MORTGAGE BACKED SECURITIES
--------------------------
U.S. GOVERNMENT AGENCIES - 26.3%
Federal Home Loan Bank,
  6.75% - 2002.................  $ 1,000,000          997,220
  6.37% - 2006.................  $   900,000          869,607
Federal Home Loan Mortgage
  Corporation,
  FHR #188 H, 7.00% - 2021
    CMO........................  $    19,632           19,149
  FHR #1311 J, 7.50% - 2021
    CMO........................  $ 3,325,000        3,331,982
  FHR #1930 AB, 7.50% - 2023
    CMO........................  $   269,296          269,953
  FHLMC, 6.25% - 2002..........  $ 2,000,000        1,971,300
  FHLMC, 7.00% - 2003..........  $ 2,000,000        2,000,000
  FHLMC, 6.25% - 2004..........  $ 2,000,000        1,945,000
  FHLMC #1339 (Cl.C), 8.00% -
    2006.......................  $   890,749          903,058

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES E (DIVERSIFIED INCOME) (CONTINUED)
MORTGAGE BACKED SECURITIES        PRINCIPAL        MARKET
(CONTINUED)                        AMOUNT          VALUE
-------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (CONTINUED)
Federal National Mortgage
  Association,
  FNR 1992-58 J,
    6.50% - 2018...............  $     6,335   $        6,295
  FNR 1990-68 J,
    6.95% - 2020...............       81,499           79,452
  FNR 1990-103 K, 7.50% -
    2020.......................       16,009           15,906
  FNMA, 6.53% - 2001...........    1,500,000        1,499,190
  FNMA, 6.624% - 2002..........    2,000,000        1,991,740
  FNMA, 6.50% - 2004...........    2,000,000        1,961,200
  FNMA, 6.00% - 2008...........      850,000          791,120
  FNMA, 7.25% - 2010...........    2,000,000        2,016,320
  FNMA, 7.125% - 2030..........    2,000,000        2,004,940
  FNMA, 7.125% - 2030..........    2,000,000        2,006,920
  FNMA, 7.25% - 2030...........    2,500,000        2,543,750
  FNMA #253356, 8.00% - 2030...    2,000,200        2,009,116
  FNMA #541735, 8.00% - 2030...    2,000,000        2,008,830
                                               --------------
                                                   31,242,048
U.S. GOVERNMENT SECURITIES - 17.0%
Government National Mortgage
  Association,
  GNMA #39238, 9.50% - 2009....       97,484          100,975
  GNMA #305617, 9.00% - 2021...      127,297          131,147
  GNMA #301465, 9.00% - 2021...      111,050          114,415
  GNMA #313107, 7.00% - 2022...    1,178,994        1,160,838
  GNMA #352022, 7.00% - 2023...    1,239,671        1,205,580
  GNMA #369303, 7.00% - 2023...    1,270,271        1,248,588
  GNMA #780454, 7.00% - 2026...    1,908,418        1,857,120
  GNMA #462680, 7.00% - 2028...    2,165,503        2,112,578
  GNMA #482668, 7.00% - 2028...      948,469          925,108
  GNMA #781079, 7.50% - 2029...      966,800          960,593
  GNMA #510704, 7.50% - 2029...    1,182,496        1,174,076
  GNMA #494109, 7.50% - 2029...      693,117          688,210
  GNMA #518436, 7.25% - 2029...      992,303          975,018
  GNMA #479229, 8.00% - 2030...      997,781        1,008,377
  GNMA #479232, 8.00% - 2033...    1,985,987        2,007,058
  GNMA #508342, 8.00% - 2030...    1,998,410        2,019,633
  GNMA II #181907, 9.50% -
    2020.......................      161,634          165,428
  GNMA II #2445,
    8.00% - 2027...............      906,292          910,805
  GNMA II #2909,
    8.00% - 2030...............    1,495,972        1,503,916
                                               --------------
                                                   20,269,463


MORTGAGE BACKED SECURITIES        PRINCIPAL        MARKET
(CONTINUED)                        AMOUNT          VALUE
-------------------------------------------------------------
NON-AGENCY SECURITIES - 1.8%
Chase Commercial Mortgage
  Securities Corporation,
  1998-1B, 6.56% - 2008 CMO....  $   500,000   $      470,080
Chase Commercial Mortgage
  Securities Corporation,
  1997-1B, 7.37% - 2007 CMO....    1,500,000        1,484,357
Global Rate Eligible Asset
  Trust, 7.33% - 2006..........      853,678          187,809
                                               --------------
                                                    2,142,246
                                               --------------
  Total mortgage backed securities -45.1%...       53,653,757

U.S. GOVERNMENT SECURITIES
--------------------------
U.S. GOVERNMENT SECURITIES - 17.9%
U.S. Treasury Bonds,
  6.50% - 2002.................    2,000,000        2,000,620
  6.25% - 2023.................    2,500,000        2,515,625
  6.50% - 2026.................    1,000,000        1,043,120
  6.125% - 2029................    2,500,000        2,527,175
U.S. Treasury Notes,
  6.375% - 2002................      500,000          499,375
  6.50% - 2002.................    2,000,000        2,001,240
  6.25% - 2003.................    2,000,000        1,994,360
  7.25% - 2004.................    1,000,000        1,033,430
  6.50% - 2005.................    2,000,000        2,021,240
  6.25% - 2007.................    1,000,000        1,000,930
  5.25% - 2029.................    1,000,000          887,180
Tennessee Valley Authority
  6.00% - 2013.................    1,000,000          898,750
U.S. Department of Housing and
  Urban Development, 6.93% -
  2013.........................    3,000,000        2,845,596
                                               --------------
  Total government securities - 17.9%.......       21,268,641
                                               --------------
  Total investments - 94.5%.................      112,290,324
  Cash and other assets, less
    liabilities - 5.5%......................        6,535,989
                                               --------------
  Total net assets - 100.0%.................   $  118,826,313
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)
                                  PRINCIPAL        MARKET
CORPORATE BONDS                    AMOUNT          VALUE
-------------------------------------------------------------
AEROSPACE/DEFENSE - 0.2%
Raytheon Company,
  6.50% - 2005.................  $   250,000   $      236,875
AUTOMOTIVE - 0.1%
Lear Corporation,
  7.96% - 2005.................       50,000           47,000
Venture Holdings Trust,
  11.00% - 2007................       50,000           38,500
                                               --------------
                                                       85,500
BANKING - 0.9%
Bankers Trust - NY,
  7.25% - 2003.................      100,000           99,000
Capital One Bank Series BKNT,
  8.25% - 2005.................      150,000          149,625
National Australia Bank,
  8.60% - 2010.................      125,000          130,937
State Street Corporation,
  7.65% - 2010.................      135,000          134,325
Washington Mutual, Inc.,
  8.25% - 2010.................      200,000          197,250
Wells Fargo and Company,
  7.20% - 2003.................      150,000          149,437
                                               --------------
                                                      860,574
BASIC INDUSTRY - OTHER - 0.1%
Westinghouse Air Brake,
  9.375% - 2005................       75,000           72,375
BROKERAGE - 0.2%
Morgan Stanley Dean Witter
  Group, 5.625% - 2004.........      200,000          187,750
BUILDING MATERIALS - 0.2%
ABC Supply Company (Series B),
  10.625% - 2007...............      100,000           82,250
Associated Materials, Inc.,
  9.25% - 2008.................       50,000           46,750
Lennar Corporation,
  9.95% - 2010.................       50,000           49,250
                                               --------------
                                                      178,250
CAPITAL GOODS - OTHER - 0.1%
International Wire Group,
  11.75% - 2005................      100,000          100,500
CONSUMER NONCYCLICAL - OTHER - 0.0%
Coinmach Corporation (Series
  D), 11.75% - 2005............       50,000           48,000
CONSUMER PRODUCTS - 0.2%
Chattem, Inc., 12.75% - 2004...       50,000           50,500
Doane Pet Care Company, 9.75% -
  2007.........................       86,000           73,530
Holmes Products Corporation,
  9.875% - 2007................       50,000           35,000
                                               --------------
                                                      159,030


                                  PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)        AMOUNT          VALUE
-------------------------------------------------------------
DISTRIBUTORS - 0.0%
L-3 Communications Corporation,
  10.375% - 2007...............  $    50,000   $       50,875
ELECTRIC UTILITY - 0.8%
Entergy Louisiana, Inc.,
  6.50% - 2008.................      500,000          460,625
Midwest Power System, 7.125% -
  2003.........................      140,000          139,125
Orion Power Holdings, Inc.,
  12.00% - 2010................       75,000           77,625
Southern California Edison,
  6.50% - 2001.................       50,000           49,813
                                               --------------
                                                      727,188
ENERGY - OTHER - 0.2%
Universal Compression, 0.00% -
  2008.........................      250,000          180,000
ENTERTAINMENT - 0.5%
Bally Total Fitness Holding,
  9.875% - 2007................      150,000          135,750
Cinemark USA, Inc. (Series B),
  8.50% - 2008.................       50,000           25,000
Premier Parks, Inc.,
  9.75% - 2007.................      100,000           96,625
Six Flags Entertainment,
  8.875% - 2006................       50,000           47,750
Speedway Motorsports, Inc.,
  8.50% - 2007.................      150,000          139,500
Time Warner Entertainment,
  7.25% - 2008.................      100,000           96,625
                                               --------------
                                                      541,250
FINANCIAL INSTITUTIONS - 0.6%
Intertek Finance plc, 10.25% -
  2006.........................       50,000           41,000
Lehman Brothers, Inc., 7.25% -
  2003.........................      350,000          345,188
Penske Truck Leasing, 6.65% -
  2000.........................      100,000           99,875
Salomon, Inc., 6.75% - 2003....      100,000           98,375
                                               --------------
                                                      584,438

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)
(CONTINUED)
                                  PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)        AMOUNT          VALUE
-------------------------------------------------------------
FINANCIAL - OTHER - 0.1%
Herff Jones, Inc. (Series B),
  11.00% - 2005................  $    50,000   $       52,000
FOOD - 0.5%
B&G Foods, Inc.,
  9.625% - 2007................       25,000           17,500
Foodmaker Corporation 1993A,
  9.75% - 2003.................       30,000           30,000
International Home Foods,
  10.375% - 2006...............       50,000           53,500
Kroger Company, 8.05% - 2010...      200,000          198,750
McDonald's Corporation,
  6.625% - 2005................       50,000           48,688
Price/Costco, Inc.,
  7.125% - 2005................      100,000           98,250
                                               --------------
                                                      446,688
GAMING - 0.5%
Argosy Gaming Company,
  10.75% - 2009................       25,000           25,844
Harrahs Operating, Inc.,
  7.875% - 2005................      100,000           94,000
International Game Technology,
  8.375% - 2009................      150,000          141,750
Isle of Capri Casinos, 8.75% -
  2009.........................       25,000           23,125
Mohegan Tribal Gaming, 8.125% -
  2006.........................      150,000          142,500
Station Casinos, Inc.,
  10.125% - 2006...............       75,000           75,938
                                               --------------
                                                      503,157
HEALTHCARE - 0.4%
Dade International, Inc.,
  11.125% - 2006...............       25,000           11,750
Lifepoint Hospitals Holdings,
  10.75% - 2009................      150,000          154,500
Owens & Minor, Inc., 10.875% -
  2006.........................       25,000           25,625
Quest Diagnostic, Inc.,
  10.75% - 2006................       25,000           25,875
Tenet Healthcare Corporation,
  8.00% - 2005.................      150,000          144,000
                                               --------------
                                                      361,750
INSURANCE - 0.1%
New York Life Insurance,
  7.50% - 2023.................      100,000           88,000


                                  PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)        AMOUNT          VALUE
-------------------------------------------------------------
LIFE - 0.3%
AIG Sumamerica Global Financing
  II, 7.60% - 2005.............  $   250,000   $      252,188
LODGING - 0.1%
Courtyard by Marriott, 10.75% -
  2008.........................      100,000           97,750
MEDIA - CABLE - 1.1%
Adelphia Communications,
  9.875% - 2005................      125,000          121,563
Charter Communications Holdings
  LLC, 8.25% - 2007............      150,000          132,375
Classic Cable, Inc.,
  9.375% - 2009................      150,000          130,875
Comcast Cable Communications,
  8.125% - 2004................      100,000          101,500
Frontiervision,
  11.00% - 2006................      100,000          101,000
Mediacom LLC/Capital
  Corporation, 7.875% - 2011...      150,000          131,250
NTL, Inc.,
  0.00% - 2006(5)..............      100,000           62,500
  0.00% - 2008(5)..............      150,000          138,375
Northland Cable Television,
  10.25% - 2007................      100,000           83,000
Pegasus Communications,
  9.625% - 2005................       75,000           72,375
                                               --------------
                                                    1,074,813
MEDIA - NONCABLE - 0.6%
Chancellor Media Corporation,
  8.00% - 2008.................       50,000           50,312
Clear Channel Communications,
  7.875% - 2005................      200,000          201,000
Hollinger International
  Publishing, 9.25% - 2007.....       50,000           49,250
Sinclair Broadcast Group, 8.75%
  - 2007.......................       75,000           66,000
Spanish Broadcasting Group,
  9.625% - 2009................       75,000           74,625
Sun Media Corporation, 9.50% -
  2007.........................       32,000           31,040
Yankeesnets LLC/Yankeesnets
  Capital, Inc.,
  12.75% - 2007................       50,000           48,000
                                               --------------
                                                      520,227

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)
(CONTINUED)
                                  PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)        AMOUNT          VALUE
-------------------------------------------------------------
METALS - 0.1%
Bethlehem Steel,
  10.375% - 2003...............  $    50,000   $       49,500
Freeport McMoran Resources,
  7.00% - 2008.................       50,000           45,125
                                               --------------
                                                       94,625
NATURAL GAS - 0.2%
Energy Corporation of America,
  9.50% - 2007.................      100,000           64,000
Nuevo Energy Company, 9.50% -
  2008.........................      148,500          146,644
                                               --------------
                                                      210,644
NONCAPTIVE - CONSUMER - 0.1%
Household Financing
  Corporation, 8.00% - 2005....      100,000          100,750
OIL FIELD SERVICES - 0.1%
Ocean Energy, Inc.,
  8.375% - 2008................       75,000           72,750
Pride Petroleum Services, Inc.,
  9.375% - 2007................       50,000           49,875
                                               --------------
                                                      122,625
PACKAGING - 0.3%
Bway Corporation (Series B),
  10.25% - 2007................       50,000           48,000
Consolidated Container,
  10.125% - 2009...............       75,000           74,250
Container Corporation of
  America, 10.75% - 2002.......      100,000          100,875
US Can Corporation, 10.125% -
  2006.........................       50,000           51,250
                                               --------------
                                                      274,375
PAPER - 0.8%
International Paper Company,
  6.875% - 2029................      500,000          418,125
Packaging Corporation of
  America, 9.625% - 2009.......      150,000          148,875
Repap New Brunswick, 11.50% -
  2004.........................       50,000           50,250
Riverwood International,
  10.25% - 2006................      150,000          144,000
                                               --------------
                                                      761,250
RAILROADS - 0.2%
Norfolk Southern Corporation,
  8.625% - 2010................      150,000          156,562
SERVICES - 0.0%
Dyncorp, Inc., 9.50% - 2007....       25,000           19,000


                                  PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)        AMOUNT          VALUE
-------------------------------------------------------------
SUPERMARKETS - 0.0%
Jitney-Jungle Stores,
  0.00% - 2006(5)..............  $    75,000   $       11,250
TECHNOLOGY - 0.2%
Amkor Technologies, Inc.,
  9.25% - 2006.................       75,000           73,967
Communications & Power
  Industry, 12.00% - 2005......      100,000           70,250
Psinet, Inc., 10.00% - 2005....       25,000           23,000
                                               --------------
                                                      167,217
TELECOMMUNICATIONS - 3.0%
AT&T Corporation,
  6.50% - 2029.................      500,000          418,750
Dobson Communications,
  10.875% - 2010...............       75,000           75,375
Focal Communications, 11.875% -
  2010.........................       75,000           75,375
Global Crossing Holdings Ltd.,
  9.50% - 2009.................      100,000           96,500
Intermedia Communications,
  Inc., 0.00% - 2007(5)........      100,000           78,500
Lucent Technologies, Inc.,
  6.90% - 2001.................      100,000          100,250
McLeodUSA, Inc.,
  0.00% - 2007(5)..............       50,000           41,000
Metromedia Fiber Network,
  10.00% - 2008................      150,000          147,750
Nextel Communications, 0.00% -
  2007(5)......................      200,000          148,500
Nextlink Communications,
  0.00% - 2009(5)..............      125,000           76,875
Orange plc, 9.00% - 2009.......      100,000          102,000
Price Communications Wireless,
  9.125% - 2006................      100,000          101,000
Qwest Communications
  International,
  0.00% - 2007(5)..............       50,000           42,000
  7.50% - 2008.................       50,000           48,500
Sprint Capital Corporation,
  6.125% - 2008................      500,000          445,625
Triton PCS, Inc.,
  0.00% - 2008(5)..............      200,000          145,000
Voicestream Wireless
  Corporation,
  10.375% - 2009...............      150,000          154,500
Williams Communication,
  10.875% - 2009...............       25,000           24,437
WorldCom, Inc., 7.75% - 2007...      500,000          500,000
                                               --------------
                                                    2,821,937

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)
(CONTINUED)
                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
CORPORATE BONDS (CONTINUED)       OF SHARES        VALUE
-------------------------------------------------------------
TEXTILE - 0.1%
Dan River, Inc.,
  10.125% - 2003...............  $    50,000   $       48,500
WestPoint Stevens, Inc.,
  7.875% - 2005................  $    50,000           41,750
                                               --------------
                                                       90,250
TRANSPORTATION - 0.1%
Exodus Communications, 10.75% -
  2009.........................  $    75,000           72,375
TRANSPORTATION - OTHER - 0.2%
Allied Holdings, Inc., 8.625% -
  2007.........................  $    75,000           66,469
Avis Rent A Car, Inc., 11.00% -
  2009.........................  $   100,000          104,250
                                               --------------
                                                      170,719
YANKEE - CANADIAN - 0.2%
Rogers Cantel, Inc.,
  9.375% - 2008................  $    75,000           77,250
  9.75% - 2016.................  $   100,000          107,750
                                               --------------
                                                      185,000
                                               --------------
  Total corporate bonds - 13.4%.............       12,667,757
COMMON STOCKS
--------------------------------------------
AEROSPACE/DEFENSE - 0.2%
Boeing Company.................        2,314           96,754
Lockheed Martin Corporation....        2,000           49,625
Northrop Grumman Corporation...          500           33,125
Precision Castparts
  Corporation..................          400           18,100
Primex Technologies, Inc.......          200            4,400
Sequa Corporation*.............          300           11,456
                                               --------------
                                                      213,460
AGRICULTURAL PRODUCTS - 0.0%
Archer-Daniels Midland
  Company......................        1,847           18,124
Universal Corporation..........          500           10,562
                                               --------------
                                                       28,686
AIR FREIGHT - 0.0%
Alexander & Baldwin, Inc.......          700           15,444
CNF Transportation, Inc........          600           13,650
                                               --------------
                                                       29,094
AIRLINES - 0.1%
AMR Corporation*...............          600           15,863
Alaska Air Group, Inc.*........          700           18,987
Delta Air Lines, Inc...........          500           25,281
Southwest Airlines Company.....        1,600           30,300
                                               --------------
                                                       90,431


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
ALUMINUM - 0.1%
Alcoa, Inc.....................        2,600   $       75,400
AUTO PARTS & EQUIPMENT - 0.2%
Arvin Industries, Inc..........          500            8,688
Dana Corporation...............        1,343           28,454
Delphi Automotive Systems
  Corporation..................        2,026           29,504
Federal-Mogul Corporation......          700            6,694
Genuine Parts Company..........          650           13,000
Goodyear Tire & Rubber
  Company......................          900           18,000
Lear Corporation*..............        1,000           20,000
Mark IV Industries, Inc........        1,200           25,050
Modine Manufacturing Company...          300            8,100
Superior Industries
  International................          700           18,025
TRW, Inc.......................          400           17,350
Visteon Corporation*...........          419            5,080
                                               --------------
                                                      197,945
AUTOMOBILES - 0.3%
Ford Motor Company.............        3,200          137,600
General Motors Corporation.....        1,700           98,706
                                               --------------
                                                      236,306
BANKS - MAJOR REGIONAL - 1.4%
BB&T Corporation...............        1,000           23,875
Bank of New York Company,
  Inc. ........................        2,400          111,600
Bank One Corporation...........        3,004           79,794
CCB Financial Corporation......          500           18,500
City National Corporation......          500           17,750
Comerica, Inc. ................          750           33,656
Compass Bancshares, Inc. ......        1,200           20,475
Fifth Third Bancorp............        1,025           64,831
First Security Corporation.....        2,200           29,838
First Tennessee National
  Corporation..................        1,400           23,187
First Virginia Banks, Inc......          500           17,406
Firstar Corporation............        3,491           73,529
FleetBoston Financial
  Corporation..................        2,421           82,314
Hibernia Corporation...........        1,500           16,313

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
BANKS - MAJOR REGIONAL (CONTINUED)
Huntington Bancshares, Inc.....          967   $       15,291
KeyCorp........................        1,500           26,437
Marshall & Ilsley
  Corporation..................        1,300           53,950
Mellon Financial Corporation...        1,600           58,300
Mercantile Bankshares
  Corporation..................          900           26,831
National City Corporation......        1,400           23,888
North Fork Bancorporation,
  Inc..........................        1,200           18,150
Northern Trust Corporation.....          700           45,544
Pacific Century Financial
  Corporation..................        1,000           14,625
Regions Financial
  Corporation..................        1,000           19,875
Silicon Valley Bancshares*.....          800           34,100
State Street Corporation.......          500           53,031
Summit Bancorp.................          500           12,312
SunTrust Banks, Inc............          900           41,119
TCF Financial Corporation......        1,300           33,394
U.S. Bancorp...................        1,931           37,172
Union Planters Corporation.....          900           25,144
Wells Fargo Company............        4,300          166,625
Wilmington Trust Corporation...          500           21,375
Zions Bancorporation...........          700           32,123
                                               --------------
                                                    1,372,354
BANKS - MONEY CENTER - 0.5%
Bank of America Corporation....        5,055          217,365
Chase Manhattan Corporation....        3,186          146,755
First Union Corporation........        2,558           63,470
J.P. Morgan & Company, Inc. ...          500           55,063
                                               --------------
                                                      482,653
BEVERAGES - ALCOHOLIC - 0.1%
Anheuser-Busch Companies,
  Inc. ........................        1,200           89,625
BEVERAGES - SOFT DRINK - 0.7%
Coca-Cola Company..............        6,800          390,575
Coca-Cola Enterprises, Inc.....        1,400           22,837
PepsiCo, Inc. .................        4,700          208,856
Whitman Corporation............        1,300           16,088
                                               --------------
                                                      638,356


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
BIOTECHNOLOGY - 0.5%
Amgen, Inc.*...................        2,700   $      189,675
Biogen, Inc.*..................          600           38,700
Chiron Corporation*............        2,000           95,000
Genzyme Corporation*...........          600           35,663
Genzyme Molecular Oncology*....          100            1,387
Gilead Sciences, Inc.*.........          500           35,563
Medimmune, Inc.*...............        1,800          133,200
                                               --------------
                                                      529,188
BROADCAST MEDIA - 0.5%
Chris-Craft Industries,
  Inc.*........................          412           27,218
Clear Channel Communications,
  Inc.*........................          900           67,500
Comcast Corporation*...........        2,400           97,200
Cox Communications, Inc.*......          600           27,337
Hispanic Broadcasting
  Corporation*.................        1,000           33,125
MediaOne Group, Inc.*..........        1,900          125,996
Univision Communications,
  Inc.*........................          900           93,150
                                               --------------
                                                      471,526
BUILDING MATERIALS - 0.0%
Armstrong Holdings, Inc........          300            4,594
Masco Corporation..............        1,400           25,287
USG Corporation................          500           15,188
                                               --------------
                                                       45,069
CHEMICALS - BASIC - 0.3%
Air Products and Chemicals,
  Inc..........................        1,200           36,975
Cabot Corporation..............        1,100           29,975
Dow Chemical Company...........        2,400           72,450
E.I. du Pont de Nemours &
  Company......................        2,951          129,106
IMC Global, Inc................        1,600           20,800
Solutia, Inc...................        2,780           38,225
                                               --------------
                                                      327,531
CHEMICALS - DIVERSIFIED - 0.1%
FMC Corporation*...............          600           34,800
Olin Corporation...............        1,000           16,500
                                               --------------
                                                       51,300

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
CHEMICALS - SPECIALTY - 0.1%
Arch Chemicals, Inc............          300   $        6,562
Crompton Corporation...........        2,500           30,625
Dexter Corporation.............          400           19,200
Great Lakes Chemical Company...          700           22,050
Hanna (M.A.) Company...........          900            8,100
International Flavors &
  Fragrances, Inc..............          500           15,094
Lubrizol Corporation...........          800           16,800
Omnova Solutions, Inc..........          800            5,000
Schulman (A.), Inc.............          800            9,650
                                               --------------
                                                      133,081
COMMUNICATION EQUIPMENT - 1.9%
Corning, Inc...................          800          215,900
General Motors Corporation (Cl.
  H)*..........................          106            9,302
Lucent Technologies, Inc.......        9,894          586,219
Motorola, Inc..................        6,000          174,375
Nortel Networks Corporation....       10,580          722,085
Tellabs, Inc.*.................        1,400           95,813
                                               --------------
                                                    1,803,694
COMPUTER HARDWARE - 2.0%
Compaq Computer Corporation....        5,456          139,469
Dell Computer Corporation*.....        8,000          394,500
Hewlett-Packard Company........        2,700          337,162
International Business Machines
  Corporation..................        5,600          613,550
NCR Corporation*...............          600           23,363
Sun Microsystems, Inc.*........        4,400          400,125
                                               --------------
                                                    1,908,169
COMPUTER SOFTWARE/SERVICES - 3.4%
Adobe Systems, Inc.............          400           52,000
America Online, Inc.*..........        7,600          400,900
Aztec Technology Partners,
  Inc.*........................          100              219
BMC Software, Inc.*............          800           29,188
Cadence Design Systems,
  Inc.*........................        2,500           50,937
Computer Associates
  International, Inc...........        1,700           87,019
Compuware Corporation*.........        1,100           11,412
Electronic Arts, Inc.*.........          800           58,350
Informix Corporation*..........        2,000           14,875
Intuit, Inc.*..................        2,100           86,888
Legato Systems, Inc.*..........          800           12,100
Microsoft Corporation*.........       14,000        1,120,000
Network Associates, Inc.*......        1,700           34,637
Novell, Inc.*..................        1,300           12,025


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES (CONTINUED)
Oracle Corporation*............        8,750   $      735,547
Parametric Technology
  Company*.....................          900            9,900
Seibel Systems, Inc.*..........        2,100          343,481
Structural Dynamics Research
  Corporation*.................          700           10,544
Symantec Corporation*..........          900           48,544
Symbol Technologies, Inc.......        1,200           66,825
Synopsys, Inc.*................          600           20,737
                                               --------------
                                                    3,206,128
COMPUTERS - NETWORKING - 1.3%
3COM Corporation*..............        1,000           57,625
Cisco Systems, Inc.*...........       18,800        1,190,275
                                               --------------
                                                    1,247,900
COMPUTERS - PERIPHERALS - 0.5%
EMC Corporation*...............        5,400          415,462
Quantum Corporation - DLT &
  Storage Systems*.............        1,700           16,469
Quantum Corporation - Hard Disk
  Drive*.......................          700            7,744
Seagate Technology, Inc.*......        1,000           55,000
Storage Technology
  Corporation*.................        1,000           10,938
                                               --------------
                                                      505,613
CONSTRUCTION - CEMENT - 0.0%
Martin Marietta Materials,
  Inc..........................          800           32,350
CONSUMER FINANCE - 0.1%
Capital One Financial
  Corporation..................          600           26,775
Household International,
  Inc..........................        1,300           54,031
MBNA Corporation...............        2,400           65,100
                                               --------------
                                                      145,906
CONSUMER - JEWEL/GIFT - 0.0%
Cross (A.T.) Company*..........          400            1,975
Lancaster Colony...............          400            7,675
                                               --------------
                                                        9,650
CONTAINER - METAL/GLASS - 0.0%
Owens - Illinois, Inc.*........        1,000           11,688
CONTAINERS & PACKAGING - 0.0%
Bemis Company, Inc.............          800           26,900
Sonoco Products Company........        1,000           20,562
                                               --------------
                                                       47,462
DISTRIBUTION - FOOD & HEALTH - 0.0%
Bergen Brunswig Corporation....        1,000            5,500

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
ELECTRIC COMPANIES - 1.1%
Allegheny Energy, Inc..........        1,400   $       38,325
American Electric Power
  Company, Inc.................          900           26,663
American Water Works Company,
  Inc..........................          900           22,500
Consolidated Edison, Inc.......        1,000           29,625
Constellation Energy Group.....        1,000           32,562
DPL, Inc.......................        1,500           32,906
Dominion Resources, Inc........          295           12,648
Duke Energy Corporation........        1,200           67,650
Dynegy, Inc....................        1,000           68,312
Edison International...........        1,100           22,550
Energy East Corporation........        1,800           34,312
Entergy Corporation............        1,000           27,187
FPL Group, Inc.................          500           24,750
FirstEnergy Corporation........          800           18,700
IDACORP, Inc...................          700           22,575
IPALCO Enterprises, Inc........        1,300           26,162
Kansas City Power & Light
  Company......................        1,100           24,750
LG & E Energy Corporation......        1,500           35,813
Niagra Mohawk Holdings,
  Inc.*........................        2,200           30,662
NiSource, Inc..................        1,200           22,350
OGE Energy Corporation.........          800           14,800
PECO Energy Company............          700           28,219
PG & E Corporation.............        1,100           27,088
Potomac Electric Power
  Company......................        1,300           32,500
Public Service Company of New
  Mexico.......................          500            7,719
Public Service Enterprise
  Group, Inc...................          900           31,162
Reliant Energy, Inc............        1,000           29,563
SCANA Corporation..............          631           15,223
Sierra Pacific Resources.......        1,100           13,819
Southern Company...............        2,000           46,625
TECO Energy, Inc...............        1,600           32,100
TXU Corporation................        1,100           33,069
Unicom Corporation.............          900           34,819
UtiliCorp United, Inc..........          900           17,887
Wisconsin Energy Corporation...        1,400           27,738
                                               --------------
                                                    1,013,333


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.8%
American Power Conversion
  Corporation*.................        2,400   $       97,950
Emerson Electric Company.......        1,400           84,525
General Electric Company.......       26,000        1,378,000
Hubbell, Inc. (Cl. B)..........          700           17,850
Rockwell International
  Corporation..................          700           22,050
SCI Systems, Inc.*.............        1,200           47,025
                                               --------------
                                                    1,647,400
ELECTRONICS - DEFENSE - 0.0%
Litton Industries, Inc.*.......          500           21,000
Raytheon Company (Cl. B).......          679           13,071
                                               --------------
                                                       34,071
ELECTRONICS - DISTRIBUTION - 0.1%
Arrow Electronics, Inc.*.......        1,500           46,500
ELECTRONICS - INSTRUMENTATION - 0.2%
Agilent Technologies, Inc.*....        1,029           75,889
Waters Corporation*............          600           74,887
                                               --------------
                                                      150,776
ELECTRONICS - SEMICONDUCTORS - 2.6%
Altera Corporation*............        2,200          224,262
Analog Devices, Inc.*..........        1,334          101,384
Atmel Corporation*.............        2,500           92,188
Intel Corporation..............        9,500        1,270,031
Linear Technology
  Corporation..................        3,200          204,600
Micron Technology, Inc.*.......        1,600          140,900
Texas Instruments, Inc. .......        4,400          302,225
Xilinx, Inc.*..................        1,400          115,587
                                               --------------
                                                    2,451,177
ENGINEERING & CONSTRUCTION - 0.0%
Granite Construction, Inc. ....          700           17,150
Jacobs Engineering Group,
  Inc.*........................          600           19,613
                                               --------------
                                                       36,763
ENTERTAINMENT - 0.9%
Seagram Company, Ltd. .........        1,300           75,400
Time Warner, Inc. .............        3,600          273,600
Viacom, Inc. (Cl. B)*..........        4,087          278,682
Walt Disney Company............        5,742          222,862
                                               --------------
                                                      850,544

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
EQUIPMENT - SEMICONDUCTORS - 0.3%
Applied Materials, Inc.*.......        2,800   $      253,750
Varian Semiconductor Equipment
  Associates, Inc.*............          500           31,406
                                               --------------
                                                      285,156
FINANCIAL DIVERSE - 1.5%
Amabac Financial Group,
  Inc. ........................          600           32,888
American Express Company.......        3,600          187,650
Associates First Capital
  Corporation..................        1,928           43,018
Berkshire Hathaway, Inc. (Cl.
  B)*..........................           40           70,400
Citigroup, Inc. ...............        9,570          576,593
Fannie Mae.....................        3,100          161,781
FINOVA Group, Inc. ............          700            9,100
Freddie Mac....................        2,300           93,150
Morgan Stanley Dean Witter &
  Company......................        3,260          271,395
                                               --------------
                                                    1,445,975
FOODS - 0.7%
BestFoods......................          800           55,400
Campbell Soup Company..........        1,200           34,950
ConAgra, Inc. .................        1,400           26,688
Dean Foods Company.............          400           12,675
Dole Foods, Inc. ..............          800           13,100
Flowers Industries, Inc. ......          800           15,950
General Mills, Inc. ...........        1,200           45,900
Heinz (H.J.) Company...........        1,400           61,250
Hershey Foods Corporation......          600           29,212
Hormel Foods Corporation.......        1,600           26,900
IBP, Inc.......................        1,200           18,525
Interstate Bakeries............          800           11,200
Kellogg Company................        1,100           32,725
Lance, Inc.....................          900            8,100
McCormick & Company, Inc.......        1,100           35,750
Ralston-Ralston Purina Group...        1,100           21,931
Sara Lee Corporation...........        2,600           50,213
Smucker (J.M.) Company.........          400            7,700
Tyson Foods, Inc...............        2,000           17,500
Unilever N.V...................        2,985          128,355
Universal Foods Corporation....        1,000           18,500
Wrigley (Wm.), Jr. Company.....          400           32,075
                                               --------------
                                                      704,599


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
FOOTWEAR - 0.0%
Nike, Inc. (Cl. B).............        1,000   $       39,813
GAMING & LOTTERY - 0.1%
International Game
  Technology*..................        1,600           42,400
Mandalay Resort Group*.........        1,300           26,000
                                               --------------
                                                       68,400
GOLD & PRECIOUS METALS MINING - 0.1%
Barrick Gold Corporation.......        2,400           43,650
Placer Dome, Inc...............        2,000           19,125
                                               --------------
                                                       62,775
HARDWARE & TOOLS - 0.0%
Black & Decker Corporation.....          500           19,656
HEALTH CARE - DIVERSE - 1.3%
Abbott Laboratories............        4,000          178,250
American Home Products
  Corporation..................        4,000          235,000
Bristol-Myers Squibb Company...        5,200          302,900
Gentiva Health Services,
  Inc.*........................          125            1,016
IVAX Corporation*..............        3,000          124,500
Johnson & Johnson..............        3,700          376,937
                                               --------------
                                                    1,218,603
HEALTH CARE - MANAGED CARE - 0.2%
Aetna, Inc.....................          644           41,336
Foundation Health Systems,
  Inc.*........................        1,700           22,100
Oxford Health Plans, Inc.*.....          300            7,144
PacifiCare Health Systems,
  Inc.*........................          500           30,094
UnitedHealthcare Corporation...          700           60,025
                                               --------------
                                                      160,699
HEALTH CARE - PHARMACEUTICALS
  - GENERIC - 0.1%
ICN Pharmaceuticals, Inc.......          700           19,469
Mylan Laboratories, Inc........        1,400           25,550
                                               --------------
                                                       45,019
HEALTH CARE - PHARMACEUTICALS
  - MAJOR - 2.3%
Eli Lilly & Company............        3,300          329,588
Forest Laboratories, Inc.*.....          900           90,900
Merck & Company, Inc...........        6,200          475,075
Pfizer, Inc....................       17,675          848,400
Pharmacia Corporation..........        3,842          198,583
Schering-Plough Corporation....        3,900          196,950
                                               --------------
                                                    2,139,496

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
HEALTH CARE - SPECIALIZED
  SERVICES - 0.1%
Apria Healthcare Group, Inc....        2,000   $       24,500
HEALTHSOUTH Corporation*.......        1,700           12,219
Omnicare, Inc..................        1,000            9,062
Total Renal Care Holdings,
  Inc.*........................          700            4,200
                                               --------------
                                                       49,981
HOMEBUILDING - 0.0%
Clayton Homes, Inc.............        1,700           13,600
HOSPITAL MANAGEMENT - 0.1%
HCA - The Healthcare Company...        1,700           51,637
Health Management Association,
  Inc.*........................        3,200           41,800
Quorum Health Group, Inc.*.....        1,000           10,313
Tenet Healthcare
  Corporation*.................        1,000           27,000
                                               --------------
                                                      130,750
HOUSEHOLD PRODUCTS - 0.5%
Church & Dwight Company,
  Inc..........................          500            9,000
Clorox Company.................          700           31,369
Colgate-Palmolive Company......        1,600           95,800
Dial Corporation...............        1,000           10,375
Energizer Holdings, Inc.*......          366            6,679
Fort James Corporation.........        1,100           25,438
Kimberly-Clark Corporation.....        1,900          109,012
Procter & Gamble Company.......        3,500          200,375
                                               --------------
                                                      488,048
HOUSEWARES - 0.0%
Fortune Brands, Inc............          600           13,838
National Presto Industries,
  Inc..........................          200            6,150
                                               --------------
                                                       19,988
INSURANCE - BROKERS - 0.1%
Marsh & McLennan Companies,
  Inc..........................          800           83,550
INSURANCE - LIFE/HEALTH - 0.2%
American General Corporation...          800           48,800
Conseco, Inc...................        1,049           10,228
Lincoln National Corporation...          700           25,287
ReliaStar Financial
  Corporation..................          800           41,950
Torchmark Corporation..........          800           19,750
UnumProvident Corporation......        1,338           26,844
                                               --------------
                                                      172,859


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
INSURANCE - MULTILINE - 0.7%
American International Group,
  Inc..........................        4,117   $      483,748
CIGNA Corporation..............          700           65,450
Hartford Financial Services
  Group, Inc...................          800           44,750
Loews Corporation..............          800           48,000
                                               --------------
                                                      641,948
INSURANCE - PROPERTY & CASUALTY - 0.3%
Allmerica Financial
  Corporation..................          600           31,425
Allstate Corporation...........        2,200           48,950
American Financial Group,
  Inc. ........................          900           22,331
Chubb Corporation..............          600           36,900
HSB Group, Inc.................          400           12,450
MGIC Investment Corporation....          600           27,300
Old Republic International
  Corporation..................        2,000           33,000
Progressive Corporation Ohio...          400           29,600
Selective Insurance Group......          800           15,200
Transatlantic Holdings, Inc....          300           25,125
Unitrin, Inc...................          800           23,500
                                               --------------
                                                      305,781
INVESTMENT BANK/BROKERAGE - 0.4%
Bear Stearns Companies,
  Inc. ........................          376           15,651
E*TRADE Group, Inc.*...........        2,400           39,600
Edwards (A.G.), Inc. ..........          900           35,100
Merrill Lynch & Company,
  Inc. ........................        1,100          126,500
Schwab (Charles) Corporation...        3,825          128,616
                                               --------------
                                                      345,467
INVESTMENT MANAGEMENT - 0.0%
Franklin Resources, Inc. ......          900           27,338
IRON & STEEL - 0.1%
Brush Engineered Material,
  Inc. ........................          600            9,375
Carpenter Technology
  Corporation..................          600           12,675
Kennametal, Inc. ..............          300            6,431
Nucor Corporation..............          900           29,869
                                               --------------
                                                       58,350
LEISURE TIME PRODUCTS - 0.2%
Brunswick Corporation..........        1,000           16,562
Callaway Golf Company..........          600            9,787
Harley-Davidson, Inc...........        3,200          123,200
Mattel, Inc....................        1,400           18,463
Premier Parks, Inc.*...........          800           18,200
                                               --------------
                                                      186,212

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
LODGING - HOTELS - 0.1%
Carnival Corporation...........        1,700   $       33,150
Marriott International, Inc....        1,000           36,062
                                               --------------
                                                       69,212
MACHINERY - DIVERSE - 0.2%
AGCO Corporation...............          600            7,350
Caterpillar, Inc. .............          900           30,488
Deere & Company................        1,100           40,700
Dover Corporation..............          900           36,506
Ingersoll-Rand Company.........          700           28,175
Kaydon Corporation.............          600           12,600
Tecumseh Products Company......          400           15,275
                                               --------------
                                                      171,094
MANUFACTURING - DIVERSIFIED - 0.8%
Danaher Corporation............          600           29,662
Eaton Corporation..............          700           46,900
GenCorp. Inc. .................          800            6,400
Harsco Corporation.............          700           17,850
Hillenbrand Industries,
  Inc. ........................          700           21,919
Honeywell International,
  Inc. ........................        2,187           73,675
Illinois Tool Works, Inc.......          800           45,600
Minnesota Mining &
  Manufacturing Company........        1,200           99,000
Textron, Inc...................          600           32,587
Thermo Electron Corporation*...        1,500           31,594
Trinity Industries, Inc........          700           12,950
Tyco International, Ltd........        5,200          246,350
United Technologies
  Corporation..................        1,600           94,200
                                               --------------
                                                      758,687
MANUFACTURING - SPECIALIZED - 0.2%
Diebold, Inc...................          700           19,512
Federal Signal Corporation.....        1,000           16,500
Flowserve Corporation..........          800           12,100
Nordson Corporation............          300           15,188
Pall Corporation...............        1,000           18,500
Sealed Air Corporation*........          700           36,662
Teleflex, Inc..................          500           18,531
York International
  Corporation..................          500           13,063
                                               --------------
                                                      150,056


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES - 0.6%
Baxter International, Inc......          900   $       63,281
Beckman Coulter, Inc...........          600           35,025
Becton, Dickinson & Company....          800           22,950
Boston Scientific
  Corporation*.................        1,300           28,519
Edwards Lifesciences
  Corporation..................          180            3,443
Genzyme Surgical Products*.....          100              994
Guidant Corporation*...........        1,000           49,500
Medtronic, Inc.................        3,200          159,400
STERIS Corporation*............        1,100            9,762
Stryker Corporation............        1,800           78,750
Sybron International
  Corporation*.................        1,000           19,812
Varian Medical Systems,
  Inc.*........................          500           23,063
Varian, Inc.*..................          500           19,562
VISX, Inc.*....................          600           16,838
                                               --------------
                                                      530,899
NATURAL GAS - 0.4%
El Paso Energy Corporation.....          800           40,750
Enron Corporation..............        2,300          148,350
KeySpan Corporation............        1,700           52,275
MCN Energy Group, Inc..........        1,000           21,375
National Fuel Gas Company......          700           34,125
Washington Gas Light Company...          800           19,250
Williams Companies, Inc........        1,700           70,869
                                               --------------
                                                      386,994
OFFICE EQUIPMENT & SUPPLIES - 0.1%
Herman Miller, Inc.............        1,000           25,875
Pitney-Bowes, Inc..............        1,000           40,000
Standard Register Company......          700            9,975
Wallace Computer Services,
  Inc..........................          800            7,900
                                               --------------
                                                       83,750
OIL - DOMESTIC - 0.2%
Amerada Hess Corporation.......          500           30,875
Conoco, Inc. (Cl. B)...........          734           18,029
Occidental Petroleum
  Corporation..................        1,400           29,488
Phillips Petroleum Company.....          700           35,481
USX-Marathon Group.............        1,300           32,581
                                               --------------
                                                      146,454
OIL - INTERNATIONAL - 1.1%
Chevron Corporation............        2,100          178,106
Exxon Mobil Corporation........        9,060          711,210
Texaco, Inc....................        1,800           95,850
                                               --------------
                                                      985,166

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
OIL & GAS - DRILLING &
  EQUIPMENT - 0.8%
BJ Services Company*...........        2,900   $      181,250
ENSCO International, Inc.......        1,500           53,719
Global Marine, Inc.*...........        2,300           64,831
Grant Prideco, Inc.*...........          600           15,000
Halliburton Company............        1,300           61,344
Helmerich & Payne, Inc.........          400           14,200
Nabors Industries, Inc.*.......        1,200           49,875
Noble Drilling Corporation*....          900           37,069
Schlumberger, Ltd..............        1,500          111,937
Smith International, Inc.*.....          500           36,406
Transocean Sedco Forex, Inc....        1,109           59,262
Weatherford International,
  Inc.*........................          600           23,888
                                               --------------
                                                      708,781
OIL & GAS - EXPLORATION &
  PRODUCTION - 0.3%
Anadarko Petroleum
  Corporation..................          400           19,725
Apache Corporation.............          500           29,406
Burlington Resources, Inc......          900           34,425
Devon Energy Corporation.......          800           44,950
Murphy Oil Corporation.........          600           35,662
Noble Affiliates, Inc..........          700           26,075
Ranger Oil, Ltd.*..............        2,100           11,550
Union Pacific Resources Group,
  Inc..........................        1,238           27,236
Unocal Corporation.............          900           29,813
                                               --------------
                                                      258,842
OIL & GAS - REFINING &
  MARKETING - 0.1%
Ultramar Diamond Shamrock
  Corporation..................        1,000           24,813
Valero Energy Corporation......        1,000           31,750
                                               --------------
                                                       56,563
PAPER & FOREST PRODUCTS - 0.2%
Bowater, Inc...................          600           26,475
Consolidated Papers, Inc.......        1,200           43,875
Deltic Timber Corporation......          100            2,138
Georgia-Pacific Corporation (GP
  Group).......................          800           21,000
Georgia-Pacific Corporation
  (Timber Group)...............        2,000           43,250
Glatfelter (P.H.) Company......          700            7,131
International Paper Company....        1,500           44,719
Rayonier, Inc..................          400           14,350
Wausau-Mosinee Paper Company...        1,000            8,562
Weyerhaeuser Company...........          400           17,200
                                               --------------
                                                      228,700


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
PERSONAL CARE - 0.2%
Avon Products, Inc. ...........          800   $       35,600
Carter-Wallace, Inc............        1,000           20,125
Gillette Company...............        3,000          104,812
Perrigo Company*...............        2,300           14,519
                                               --------------
                                                      175,056
PHOTOGRAPHY/IMAGING - 0.1%
Eastman Kodak Company..........        1,000           59,500
IKON Office Solutions, Inc. ...        1,100            4,263
Xerox Corporation..............        2,800           58,100
                                               --------------
                                                      121,863
POWER PRODUCERS - 0.1%
AES Corporation*...............        1,200           54,750
PUBLISHING - 0.1%
McGraw-Hill Companies, Inc. ...          600           32,400
Reader's Digest Association,
  Inc. ........................        1,100           43,725
                                               --------------
                                                       76,125
PUBLISHING - NEWSPAPER - 0.1%
Belo (A.H.) Corporation........          900           15,581
Gannett Company, Inc. .........          800           47,850
Tribune Company................          700           24,500
Washington Post Company (Cl.
  B)...........................          100           47,800
                                               --------------
                                                      135,731
RAILROADS - 0.2%
Burlington Northern Santa Fe
  Corporation..................        1,700           38,994
CSX Corporation................          600           12,712
Kansas City Southern
  Industries, Inc. ............          500           44,344
Norfolk Southern Corporation...        1,000           14,875
Union Pacific Corporation......        1,200           44,625
                                               --------------
                                                      155,550
RESTAURANTS - 0.4%
Brinker International, Inc.*...        2,000           58,500
CBRL Group, Inc................          700           10,281
Darden Restaurants, Inc. ......          800           13,000
McDonald's Corporation.........        3,800          125,163
Outback Steakhouse, Inc.* .....        1,000           29,250
Starbucks Corporation*.........        2,000           76,375
Tricon Global Restaurants,
  Inc.*........................          740           20,905
                                               --------------
                                                      333,474

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
RETAIL - APPAREL - 0.1%
Abercrombie & Fitch Company*...        1,000   $       12,188
AnnTaylor Stores
  Corporation*.................          400           13,250
Gap, Inc.......................        2,612           81,625
TJX Companies, Inc.............        1,100           20,625
                                               --------------
                                                      127,688
RETAIL - BUILDING SUPPLIES - 0.4%
Fastenal Company...............          600           30,375
Home Depot, Inc................        6,950          347,066
Lowe's Companies, Inc..........        1,000           41,062
                                               --------------
                                                      418,503
RETAIL - COMPUTERS &
  ELECTRONICS - 0.1%
Circuit City Stores - Circuit
  City Group...................        1,000           33,188
RadioShack Corporation.........          700           33,162
Tech Data Corporation*.........          500           21,781
                                               --------------
                                                       88,131
RETAIL - DEPARTMENT STORES - 0.2%
Federated Department Stores,
  Inc.*........................          500           16,875
Kohl's Corporation*............        1,000           55,625
May Department Stores Company..        1,350           32,400
Nordstrom, Inc.................        1,000           24,125
J.C. Penney Company, Inc.......          700           12,906
Saks, Inc.*....................        1,400           14,700
                                               --------------
                                                      156,631
RETAIL - DISCOUNTERS - 0.1%
Dollar General Corporation.....          976           19,032
Family Dollar Stores, Inc......        2,000           39,125
Lands' End, Inc.*..............          800           26,700
Ross Stores, Inc...............        1,400           23,888
                                               --------------
                                                      108,745
RETAIL - DRUG STORES - 0.2%
CVS Corporation................        1,400           56,000
Walgreen Company...............        2,600           83,688
                                               --------------
                                                      139,688
RETAIL - FOOD CHAINS - 0.2%
Albertson's, Inc...............        1,093           36,342
Kroger Company*................        2,500           55,156
Safeway, Inc.*.................        1,600           72,200
                                               --------------
                                                      163,698


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
RETAIL - GENERAL MERCHANDISE - 1.0%
BJ's Wholesale Club, Inc.*.....        1,100   $       36,300
Costco Wholesale
  Corporation*.................        1,200           39,600
Sears, Roebuck & Company.......        1,000           32,625
Target Corporation.............        1,700           98,600
Wal-Mart Stores, Inc. .........       12,400          714,550
                                               --------------
                                                      921,675
RETAIL - SPECIALTY - 0.2%
Barnes & Noble, Inc.*..........          900           20,025
Payless ShoeSource, Inc.*......          751           39,193
School Specialty, Inc.*........          100            1,856
Staples, Inc.*.................        1,250           19,219
Tiffany & Company..............        1,100           74,250
Toys "R" Us, Inc.*.............        1,400           20,387
                                               --------------
                                                      174,930
SAVINGS & LOANS - 0.2%
Astoria Financial
  Corporation..................          900           23,175
Charter One Financial, Inc. ...        1,700           39,100
Dime Bancorp, Inc. ............        1,400           22,050
Golden West Financial
  Corporation..................          800           32,650
GreenPoint Financial
  Corporation..................          800           15,000
Washington Mutual, Inc. .......        1,900           54,863
                                               --------------
                                                      186,838
SERVICES - ADVERTISING/
  MARKETING - 0.1%
ACNielson Corporation*.........          800           17,600
Interpublic Group of Companies,
  Inc. ........................        1,000           43,000
Omnicom Group, Inc. ...........          600           53,438
                                               --------------
                                                      114,038
SERVICES - COMMERCIAL &
  CONSUMER - 0.4%
Cendant Corporation*...........        1,691           23,674
Cintas Corporation.............        1,500           55,031
Convergys Corporation*.........        1,200           62,250
Dun & Bradstreet Corporation...          400           11,450
H & R Block, Inc. .............          600           19,425
IMS Health, Inc. ..............        1,000           18,000
Manpower, Inc. ................        1,000           32,000
Navigant International,
  Inc.*........................          100              963
Ogden Corporation..............          700            6,300
Pittston Brink's Group.........          300            4,106
Robert Half International,
  Inc.*........................        2,000           57,000
Sodexho Marriott Services......           75            1,303
Sotheby's Holdings, Inc. ......          900           15,750
Stewart Enterprises, Inc. .....        2,400            8,475

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
SERVICES - COMMERCIAL & CONSUMER (CONTINUED)
Tetra Tech, Inc.*..............          600   $       13,725
Viad Corporation...............        1,200           32,700
                                               --------------
                                                      362,152
SERVICES - COMPUTER SYSTEMS - 0.2%
Comdisco, Inc..................        1,500           33,469
Computer Sciences
  Corporation..................          600           44,812
Electronic Data Systems
  Corporation..................        1,400           57,750
Keane, Inc.*...................          700           15,138
Policy Management Systems
  Corporation*.................          500            7,687
Sabre Group Holdings...........          433           12,341
SunGard Data Systems, Inc.*....          900           27,900
                                               --------------
                                                      199,097
SERVICES - DATA PROCESSING - 0.4%
Automatic Data Processing,
  Inc..........................        1,700           91,056
Ceridian Corporation*..........        1,000           24,063
Concord EFS, Inc.*.............        1,700           44,200
DST Systems, Inc.*.............          200           15,225
Equifax, Inc...................          800           21,000
First Data Corporation.........        1,400           69,475
Fiserv, Inc....................        1,200           51,900
NOVA Corporation*..............          800           22,350
Paychex, Inc...................        1,200           50,400
                                               --------------
                                                      389,669
SPECIALTY PRINTING - 0.0%
Banta Corporation..............          800           15,150
R.R. Donnelley & Sons Company..        1,000           22,562
Workflow Management, Inc.*.....          100            1,188
                                               --------------
                                                       38,900
TELECOMMUNICATION - CELLULAR - 0.2%
Leap Wireless International,
  Inc.*........................          100            4,700
Sprint Corporation (PCS
  Group)*......................        3,100          184,450
                                               --------------
                                                      189,150
TELECOMMUNICATION - LONG
  DISTANCE - 0.8%
AT&T Corporation...............        8,959          283,328
Sprint Corporation.............        2,700          137,700
WorldCom, Inc.*................        8,023          368,556
                                               --------------
                                                      789,584


                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
TELEPHONE - 1.5%
ALLTEL Corporation.............        1,500   $       92,906
Bell Atlantic Corporation......        4,674          237,498
BellSouth Corporation..........        5,000          213,125
Broadwing, Inc. ...............        1,200           31,125
GTE Corporation................        3,000          186,750
SBC Communications, Inc........        9,012          389,769
Telephone & Data Systems,
  Inc. ........................          700           70,175
U.S. West, Inc.................        1,649          141,402
                                               --------------
                                                    1,362,750
TEXTILES - APPAREL - 0.1%
Jones Apparel Group, Inc.*.....        1,400           32,900
Unifi, Inc.*...................        1,300           16,087
Warnaco Group, Inc.............          700            5,425
                                               --------------
                                                       54,412
TEXTILES - HOME FURNISHINGS - 0.0%
Shaw Industries, Inc. .........        1,400           17,500
Spring Industries, Inc. .......          300            9,656
WestPoint Stevens, Inc. .......          600            6,675
                                               --------------
                                                       33,831
TOBACCO - 0.2%
Philip Morris Companies,
  Inc. ........................        7,000          185,938
R.J. Reynolds Tobacco Holdings,
  Inc. ........................        1,100           30,731
                                               --------------
                                                      216,669
WASTE MANAGEMENT - 0.1%
Waste Management, Inc. ........        2,312           43,928
                                               --------------
  Total common stocks - 43.2%...............       40,749,146

U.S. GOVERNMENT &
GOVERNMENT AGENCIES
-------------------
U.S. GOVERNMENT AGENCIES - 11.2%
Fannie Mae,
  7.125% - 2005................  $ 1,000,000        1,003,460
  7.00% - 2022.................  $   595,000          592,555
                                               --------------
                                                    1,596,015
Government National Mortgage
  Association,
  #67365, 11.50% - 2013........  $    17,554           19,270
  #780057, 7.50% - 2025........  $    42,696           42,524
  #2102, 8.00% - 2025..........  $    18,801           18,893
  #412429, 8.50% - 2025........  $    22,394           22,895
  #410891, 7.00% - 2026........  $   176,572          172,917
  #426384, 7.00% - 2026........  $   260,639          254,778
  #424476, 7.50% - 2026........  $   233,085          231,875

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)
(CONTINUED)
U.S. GOVERNMENT &
GOVERNMENT AGENCIES               PRINCIPAL        MARKET
(CONTINUED)                        AMOUNT          VALUE
-------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (CONTINUED)
  #432891, 7.50% - 2026........  $    60,105   $       59,788
  #402684, 8.00% - 2026........       66,803           67,461
  #427029, 8.50% - 2026........       99,102          101,399
  #435589, 8.50% - 2026........       48,027           49,136
  #436062, 6.50% - 2028........      543,438          519,026
  #457815, 6.50% - 2028........      173,209          164,947
  #464835, 6.50% - 2028........      160,442          152,671
  #468260, 6.50% - 2028........      178,235          169,835
  #480423, 6.50% - 2028........      162,447          154,588
  #781129, 7.00% - 2028........      193,032          187,963
  #457971, 6.50% - 2029........      888,546          844,625
  #464553, 6.50% - 2029........      168,939          160,793
  #492673, 6.50% - 2029........      615,418          584,401
  #494262, 6.50% - 2029........      178,058          169,287
  #496338, 6.50% - 2029........    1,341,019        1,273,231
  #496341, 6.50% - 2029........      249,268          236,668
  #497229, 6.50% - 2029........      636,375          604,199
  #497237, 6.50% - 2029........      787,989          748,172
  #498528, 6.50% - 2029........      810,634          769,713
  #499145, 6.50% - 2029........      611,129          581,691
  #506284, 6.50% - 2029........      199,673          189,593
  #426735, 7.50% - 2029........      395,397          392,578
  #781135, 7.50% - 2029........       98,505           97,865
                                               --------------
                                                    9,042,782
                                               --------------
  Total U.S. government agencies - 11.2%....       10,638,797
U.S. GOVERNMENT SECURITIES - 13.0%
U.S. Treasury Bonds,
  6.875% - 2025................       35,000           38,051
  6.75% - 2026.................    2,590,000        2,783,421
  6.625% - 2027................      550,000          583,170
  5.50% - 2028.................      260,000          238,467
                                               --------------
                                                    3,643,109
U.S. Treasury Notes,
  5.625% - 2000................      575,000          573,378
  5.625% - 2001................      700,000          694,967
  6.25% - 2002.................      380,000          378,693
  5.50% - 2003.................    1,000,000          977,500
  6.50% - 2005.................      100,000          101,093
  5.625% - 2006................    2,600,000        2,521,168
  6.50% - 2006.................      175,000          176,841
  6.125% - 2007................      900,000          894,654


                                  PRINCIPAL
U.S. GOVERNMENT &                 AMOUNT OR
GOVERNMENT AGENCIES                NUMBER          MARKET
(CONTINUED)                       OF SHARES        VALUE
-------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (CONTINUED)
  6.25% - 2007.................  $ 1,000,000   $    1,000,930
  5.625% - 2008................  $ 1,300,000        1,253,681
                                               --------------
                                                    8,572,905
                                               --------------
  Total U.S. government securities -13.0%...       12,216,014
                                               --------------
  Total U.S. government & government
    agencies - 24.2%........................       22,854,811

MISCELLANEOUS ASSETS
--------------------
ASSET-BACKED SECURITIES - 0.1%
Advanta Home Equity Loan Trust
  (Cl. A2), 5.95% - 2009.......  $    79,569           77,073

FOREIGN CORPORATE BONDS
-----------------------
UNITED KINGDOM - 0.2%
Deutsche Telekom International
  Finance Group,
  8.00% - 2010.................  $   200,000          201,500
BG Transco Holdings plc,
  7.27313% - 2009..............  $     1,000            1,522
  4.1875% - 2022...............  $     1,000            1,470
  7.00% - 2024.................  $     1,000            1,459
                                               --------------
  Total foreign bonds - 0.2%................          205,951

FOREIGN STOCKS
--------------
ARGENTINA - 0.0%
Banco Frances S.A. ............          805           17,408
AUSTRALIA - 0.6%
AMP, Ltd. .....................        3,000           30,620
Australia & New Zealand Banking
  Group, Ltd. .................        7,600           58,453
Commonwealth Bank of
  Australia....................        3,900           64,838
News Corporation, Ltd. ADR.....        1,200           65,400
Publishing & Broadcasting......        6,400           49,377
Rio Tinto, Ltd.................        4,500           74,621
Santos, Ltd....................        7,400           22,615
Telestra Corporation, Ltd. ....       10,000           40,707
Westfield Trust................       21,800           42,421
Woolworths, Ltd. ..............       17,400           64,405
                                               --------------
                                                      513,457
AUSTRIA - 0.0%
OMV AG.........................           50            4,362

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)
(CONTINUED)
                                   NUMBER          MARKET
FOREIGN STOCKS (CONTINUED)        OF SHARES        VALUE
-------------------------------------------------------------
BELGIUM - 0.1%
Electrabel S.A. ...............           88   $       21,840
KBC Bancassurance Holding......          900           39,772
Union Miniere S.A. ............          700           25,492
                                               --------------
                                                       87,104
BRAZIL - 0.2%
Branco Bradesco S.A. ADR.......        3,400           29,036
Companhia Brasileira de
  Distribuicao Grupo Pao ADR...        1,400           44,975
Telecommunicacoes Brasilerias
  S.A. ADR.....................        1,000           97,125
Telecommunicacoes de Sao Paulo
  S.A..........................        1,000           18,500
Tele Norte Leste Participacoes
  S.A..........................          117            2,764
Tele Sudeste Celular
  Participacoes S.A............          200            6,100
Uniao de Bancos Brasileiros
  S.A. ADR.....................          800           23,000
                                               --------------
                                                      221,500
CHILE - 0.1%
Cia de Telecommunicaciones de
  Chile S.A. ADR...............        1,725           31,266
Compania Cervecerias Unidas
  S.A. ADR.....................          900           20,418
Empresa Nacional Electricidad
  Chile S.A. ADR*..............        2,233           24,703
Enersis S.A. ADR*..............          600           11,962
                                               --------------
                                                       88,349
DENMARK - 0.0%
Bank & Olufsen Holdings A/S....          600           20,508
Danisco A/S....................          100            3,353
Radiometer A/S.................          500           15,805
Tele Danmark A/S...............          100            6,759
                                               --------------
                                                       46,425
FINLAND - 0.4%
Nokia Oyj ADR..................        6,000          299,625
Sonera Oyj.....................        1,400           64,083
                                               --------------
                                                      363,708
FRANCE - 1.5%
Alcatel........................        1,545          101,747
Aventis S.A....................        1,700          124,584
Axa - UAP......................          500           79,084
Banque Nationale de Paris......          600           57,976


                                   NUMBER          MARKET
FOREIGN STOCKS (CONTINUED)        OF SHARES        VALUE
-------------------------------------------------------------
FRANCE (CONTINUED)
Bouygues S.A...................           33   $       22,144
Cap Gemini S.A.................          200           35,372
Carrefour S.A..................        2,000          137,272
Eridania Beghin-Say S.A........          300           29,506
France Telecom S.A. ADR........        1,300          185,250
Lafarge S.A....................          200           15,606
Louis Vuitton Meot Hennessy....          139           57,549
Pechiney S.A...................          400           16,756
Publicis S.A...................          141           55,552
Societe Bic S.A................        1,200           59,011
Societe Generale...............          324           19,567
Sommer Allibert S.A............        2,600           81,002
Suez Lyonnaise des Eaux S.A....          700          123,132
Thomson CSF....................          100            3,955
Total Fina Elf S.A. (Cl. B)....        1,007          155,029
Union du Credit - Bail
  Immobilier...................          100           13,900
                                               --------------
                                                    1,373,994
GERMANY - 1.1%
Bank of Berlin*................        1,900           27,684
BASF AG........................        1,700           68,607
Daimlerchrysler AG.............          800           41,895
Deutsche Telekom AG............        3,900          223,565
Deutz AG*......................        5,100           23,711
Dresdner Bank AG...............        3,100          128,079
EM.TV & Merchandising AG.......          300           17,787
Heidelberger Zement AG.........          100            6,192
Merck KGAA*....................        1,000           30,675
Metro AG.......................          300           10,638
Muenchener Rueckversicherungs-
  Gesellschaft AG..............          521          164,313
SAP AG.........................          396           58,611
SGL Carbon AG*.................          200           13,353
Siemens AG.....................          900          136,313
Veba AG*.......................        1,500           72,614
Volkswagen AG..................        1,200           45,656
                                               --------------
                                                    1,069,693
HONG KONG - 0.4%
Cable & Wireless HKT, Ltd. ....          800           17,200
Cheung Kong Holdings...........       10,000          110,643
Hong Kong Electric Holdings,
  Ltd. ........................        9,000           28,979
Hutchison Whampoa, Ltd. .......       15,400          193,604
                                               --------------
                                                      350,426

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)
(CONTINUED)
                                   NUMBER          MARKET
FOREIGN STOCKS (CONTINUED)        OF SHARES        VALUE
-------------------------------------------------------------
IRELAND - 0.1%
Allied Irish Banks plc.........        4,000   $       35,966
Eircom plc.....................        4,100           11,005
Jefferson Smurfit Group........           95              162
                                               --------------
                                                       47,133
ITALY - 0.6%
Banco Intesa SpA...............       18,100           81,375
Banca Popolare di Milano.......          100              724
Ente Nazionale Indrocarburi SpA
  S.A. ADR.....................        1,200           69,825
Fiat SpA.......................          900           23,449
Instituto Nazionale delle
  Assicurazioni SpA............       13,400           33,141
Mediaset SpA...................        2,900           44,479
Telecom Italia Mobile SpA......       11,900          122,058
Telecom Italia SpA.............        6,455           89,104
Unicredito Italiano SpA........       17,100           82,124
                                               --------------
                                                      546,279
JAPAN - 3.7%
Asatsu-DK, Inc.................        2,000           82,227
Bridgestone Corporation........        1,000           21,218
Canon, Inc.....................        3,000          149,709
Daiichi Pharmaceutical Company,
  Ltd. ........................        1,000           25,424
Dai Nippon Printing Company,
  Ltd..........................        5,000           88,323
Fuji Bank, Ltd. ...............        7,000           53,325
Fujitsu, Ltd. .................        5,000          173,432
Hitachi, Ltd. ADR..............        1,000          144,125
Honda Motor Company, Ltd. ADR..          800           55,000
Industrial Bank of Japan,
  Ltd. ........................        9,000           68,390
Jusco Company, Ltd. ...........        4,000           75,989
Kao Corporation................        4,000          122,489
Kuraray Company, Ltd. .........        2,000           22,986
Marui Company, Ltd.............        4,000           76,745
Matsushita Electric Industrial
  Company, Ltd. ...............        6,000          155,947
Mitsubishi Electric
  Corporation..................       13,000          141,052
Mitsubishi Heavy Industries,
  Ltd. ........................        4,000           17,768
Mitsui & Company, Ltd. ........       13,000           99,523
Nippon Telegraph & Telephone
  Corporation..................           14          186,570
Nippon Express Company,
  Ltd. ........................       10,000           61,528
Nomura Securities Company,
  Ltd. ........................        2,000           49,053
Omron Corporation..............        6,000          163,319
Ricoh Corporation, Ltd. .......        5,000          106,091


                                   NUMBER          MARKET
FOREIGN STOCKS (CONTINUED)        OF SHARES        VALUE
-------------------------------------------------------------
JAPAN (CONTINUED)
Rohm Company, Ltd. ............        1,000   $      292,992
Sharp Corporation..............        4,000           70,885
Softbank Corporation...........          300           40,830
Sony Corporation...............        2,000          187,137
Sumitomo Bank, Ltd. ...........        7,000           86,007
Sumitomo Chemical Company,
  Ltd. ........................       32,000          192,959
Sumitomo Marine & Fire.........       18,000          104,967
Takeda Chemical Industries.....        3,000          197,344
Terumu Corporation.............        4,000          135,721
Tokyo Electric Power Company...        4,000           97,927
                                               --------------
                                                    3,546,802
MALAYSIA - 0.0%
Malayan Cement Berhad..........        7,500            2,467
MEXICO - 0.4%
Carso Global Telecom*..........       14,800           42,099
Cemex S.A. ....................        6,174           28,789
Fomento Economico Mexicano,
  S.A. ........................        3,600           15,452
Grupo Financiero Banamex
  Accival, S.A. ...............        9,000           38,401
Kimberly-Clark de Mexico
  S.A. ........................       22,500           63,659
Telefonos de Mexico S.A. ADR...        2,900          165,662
                                               --------------
                                                      354,062
NETHERLANDS - 1.1%
ABN AMRO Holding N.V. .........        2,100           51,655
Aegon N.V......................        1,200           42,873
Akzo Nobel N.V. ADR............          400           16,825
ASM Lithography Holding........          300           12,947
CSM N.V........................          700           13,823
Elsevier N.V...................        1,500           18,247
Getronics N.V..................          900           13,933
Ing Groep N.V..................        1,600          108,590
Koninklijke KPN N.V............        1,200           53,893
Koninklijke (Royal) Philips
  Electronics N.V..............        1,760           83,600
Oce N.V........................          200            3,288
Royal Dutch Petroleum Company
  NY...........................        9,000          554,063
Stmicroelectronics N.V.........        1,200           75,921
TNT Post Group N.V.............          500           13,540
Vedior N.V.....................        1,000           12,414
                                               --------------
                                                    1,075,612

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)
(CONTINUED)
                                   NUMBER          MARKET
FOREIGN STOCKS (CONTINUED)        OF SHARES        VALUE
-------------------------------------------------------------
NEW ZEALAND - 0.0%
Lion Nathan, Ltd...............       10,000   $       22,363
Telecom New Zealand ADR........          400           11,250
                                               --------------
                                                       33,613
NORWAY - 0.1%
Bergesen D Y ASA...............        1,500           30,885
Den Norske Bank ASA............          300            1,249
Norsk Hydro ASA................        1,000           42,117
Orkla ASA......................          600           11,442
                                               --------------
                                                       85,693
PORTUGAL - 0.0%
Portugal Telecom S.A...........        1,400           15,782
SINGAPORE - 0.3%
City Developments, Ltd.........        2,000            7,750
Cycle & Carriage, Ltd..........        3,000            7,045
DBS Holdings Group, Ltd........        4,652           59,730
DBS Land, Ltd..................        8,000           10,364
Oversea - Chinese Banking
  Corporation, Ltd.............        6,300           43,360
Singapore Airlines, Ltd........        6,000           59,341
Singapore Land, Ltd............        6,000           12,771
Singapore Press Holdings,
  Ltd..........................        3,000           46,848
Singapore Telecommunications,
  Ltd..........................       26,000           38,045
                                               --------------
                                                      285,254
SPAIN - 0.4%
Banco Bilboa Vizcaya S.A.
  ADR..........................        7,700          113,575
Iberdroia S.A..................        6,300           81,529
Prosegur Comp Seguridad........        1,800           21,137
Repsol S.A. ADR................        1,400           27,737
Telefonica S.A. ADR............        1,372           87,894
                                               --------------
                                                      331,872
SWEDEN - 0.5%
Astrazeneca Group plc..........        1,614           75,446
Electrolux AB (Cl. B)..........        1,100           17,119
Ericsson (L.M.) Telecom Company
  ADR (Cl. B)..................       10,800          216,000
Nordic Baltic Holding..........       10,163           74,436
Securitas AB...................          900           19,188
Svenska Cellulosa AB (Cl. B)...        1,300           24,826
Svenska Handelbanken AB........        3,800           55,456
Volvo AB.......................          400            8,733
                                               --------------
                                                      491,204


                                   NUMBER          MARKET
FOREIGN STOCKS (CONTINUED)        OF SHARES        VALUE
-------------------------------------------------------------
SWITZERLAND - 0.9%
ABB, Ltd.*.....................          202   $       24,255
Adecco S.A.....................           33           28,128
Adecco S.A. ADR................           35            3,714
Credit Suisse Group............          800          159,646
Kuoni Reisen AG................            1              464
Nestle S.A.....................           54          108,425
Novartis AG....................          193          306,692
Sandvik AB.....................          800           16,874
Schweizerische
  Rueckversicherungs-
  Gesellschaft.................           42           85,880
Sulzer AG......................           41           27,357
Swatch Group AG................           51           13,345
Swisscom AG....................          121           42,042
                                               --------------
                                                      816,822
UNITED KINGDOM - 2.7%
Abbey National plc.............        8,600          102,334
Allied Zurich plc..............       10,300          121,549
Amvescap plc...................        4,100           65,204
Associated British Foods plc...        9,200           63,685
AstraZeneca Group plc..........        1,700           79,422
AstraZeneca Group plc ADR......        2,700          125,550
BAA plc........................        3,500           27,844
BG Group plc...................        7,888           50,871
BP Amoco plc ADR...............        2,700          152,719
Bank of Scotland...............       10,200           95,353
Barclays plc...................        3,800           94,346
British Telecom plc ADR........          700           92,575
Cadbury Schweppes plc..........        8,400           55,223
Compass Group plc..............        1,900           25,068
Diageo plc ADR.................        1,477           52,526
GKN plc........................        1,900           24,205
Glaxo Wellcome plc ADR.........        2,700          156,094
Granada Group plc..............        2,300           22,633
Hays plc.......................        5,000           27,685
HSBC Holdings plc..............       12,159          139,161
Imperial Chemical Industries
  plc ADR......................          700           21,569
Marconi plc....................        3,000           38,990
National Grid Group plc........        3,000           23,571
Pearson plc....................        2,500           78,534
Powergen plc...................        3,600           30,956
Railtrack Group plc............        2,200           34,089
Reed International plc.........        9,300           81,097
Rantokil Initial plc...........        8,700           19,789
Rio Tinto plc..................        1,300           21,295
RMC Group plc..................        1,900           24,507
Rolls-Royce plc................       14,000           50,072

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)
(CONTINUED)
                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
FOREIGN STOCKS (CONTINUED)        OF SHARES        VALUE
-------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Sema Group plc.................        1,200   $       16,877
Shell Transport & Trading
  Company ADR..................        1,500           74,906
Slough Estates plc.............        7,400           41,059
Smith & Nephew plc.............       17,000           61,767
Spirent plc....................        7,500           49,107
Tesco plc......................       33,100          102,851
Tomkins plc....................       15,500           49,982
Vodafone AirTouch plc ADR......        4,000          165,750
                                               --------------
                                                    2,560,815
                                               --------------
  Total foreign stocks - 15.2%..............       14,329,836

SHORT TERM INVESTMENTS
----------------------
T. Rowe Price Reserve
  Investment Fund - 2.1%.......  $ 1,933,675        1,933,675
                                               --------------
  Total Investments - 98.4%.................       92,818,249
  Cash & other assets, less
    liabilities - 1.6%......................        1,504,929
                                               --------------
  Total net assets - 100.0%.................   $   94,323,178
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES W (MAIN STREET GROWTH AND INCOME(R))
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
AEROSPACE/DEFENSE - 1.2%
Boeing Company.................        3,800   $      158,888
AIR FREIGHT - 0.1%
Xtra Corporation*..............          400           15,775
AIRLINES - 0.1%
Delta Air Lines, Inc...........          300           15,169
ALUMINUM - 0.9%
Alcan Aluminum, Ltd............          700           21,700
Alcoa, Inc.....................        3,200           92,800
                                               --------------
                                                      114,500
AUTOMOBILES - 0.3%
General Motors Corporation.....          602           34,954
BANKS - MAJOR REGIONAL - 0.0%
BB&T Corporation...............          100            2,388
BEVERAGES - ALCOHOLIC - 2.2%
Anheuser-Busch Companies,
  Inc..........................        4,000          298,750
BIOTECHNOLOGY - 1.1%
Amgen, Inc.*...................        2,000          140,500
Chiron Corporation*............          100            4,750
                                               --------------
                                                      145,250
BROADCAST MEDIA - 0.2%
AT&T Corporation - Liberty
  Media Group*.................          600           14,550
USA Networks, Inc.*............          900           19,631
                                               --------------
                                                       34,181
CHEMICALS - BASIC - 1.1%
Dow Chemical Company...........        2,100           63,394
E.I. du Pont de Nemours &
  Company......................        1,800           78,750
                                               --------------
                                                      142,144
COMMUNICATION EQUIPMENT - 2.7%
Ciena Corporation*.............          200           33,338
Corning, Inc...................          400          107,950
General Motors (Cl. H)*........          210           18,428
Nortel Networks Corporation....        2,700          184,275
Scientific-Atlanta, Inc........          300           22,350
                                               --------------
                                                      366,341
COMPUTER HARDWARE - 7.5%
Apple Computer, Inc.*..........        1,200           62,850
Dell Computer Corporation*.....        1,200           59,175
Hewlett-Packard Company........        1,600          199,800
International Business Machines
  Corporation..................        4,300          471,119
Sun Microsystems, Inc.*........        2,400          218,250
                                               --------------
                                                    1,011,194


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 3.6%
Adobe Systems, Inc.............          300   $       39,000
Amdocs Systems, Inc.*..........          200           15,350
Computer Associates
  International, Inc...........        1,000           51,188
Oracle Corporation*............        3,300          277,406
Symantec Corporation*..........          200           10,788
Veritas Software
  Corporation*.................          800           90,300
                                               --------------
                                                      484,032
COMPUTERS - NETWORKING - 3.8%
Cisco Systems, Inc.*...........        7,300          462,181
Network Appliance, Inc.*.......          400           32,200
Sycamore Networks, Inc.*.......          100           11,038
                                               --------------
                                                      505,419
COMPUTERS - PERIPHERALS - 0.4%
Brocade Communications Systems,
  Inc.*........................          100           18,348
EMC Corporation*...............          400           30,775
                                               --------------
                                                       49,123
DISTRIBUTION - FOOD & HEALTH - 0.2%
Sysco Corporation..............          700           29,488
ELECTRIC COMPANIES - 0.7%
Dynegy, Inc....................          400           27,325
Florida Progress Corporation...          400           18,750
PECO Energy Company............          600           24,188
Public Service Enterprise
  Group, Inc...................          700           24,238
                                               --------------
                                                       94,501
ELECTRICAL EQUIPMENT - 5.6%
AVX Corporation................          800           18,350
General Electric Company.......       13,500          715,500
Molex, Inc.....................          400           14,000
                                               --------------
                                                      747,850
ELECTRONICS - INSTRUMENTATION - 0.1%
Agilent Technologies, Inc.*....          110            8,113
PerkinElmer, Inc...............          100            6,612
                                               --------------
                                                       14,725

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES W (MAIN STREET GROWTH AND INCOME(R))
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS - 8.8%
Altera Corporation*............          300   $       30,581
Analog Devices, Inc.*..........          900           68,400
Atmel Corporation*.............          500           18,437
Intel Corporation..............        5,600          748,650
Linear Technology
  Corporation..................          500           31,969
LSI Logic Corporation*.........          600           32,475
Maxim Integrated Products,
  Inc.*........................          100            6,794
National Semiconductor
  Corporation*.................          800           45,400
PMC-Sierra, Inc.*..............          100           17,769
Texas Instruments, Inc.........        1,400           96,162
Vishay Intertechnology,
  Inc.*........................          300           11,381
Xilinx, Inc.*..................          800           66,050
                                               --------------
                                                    1,174,068
ENTERTAINMENT - 0.4%
Seagram Company, Ltd...........          100            5,800
Walt Disney Company............        1,300           50,456
                                               --------------
                                                       56,256
EQUIPMENT - SEMICONDUCTORS - 0.9%
Applied Materials, Inc.*.......          700           63,437
KLA-Tencor Corporation*........          600           35,137
Teradyne, Inc.*................          300           22,050
                                               --------------
                                                      120,624
FINANCIAL - DIVERSE - 5.4%
Citigroup, Inc.................        8,300          500,075
Fannie Mae.....................          200           10,437
Morgan Stanley Dean Witter &
  Company......................        2,600          216,450
                                               --------------
                                                      726,962
GAMING & LOTTERY - 0.1%
MGM Grand, Inc.................          500           16,062
HEALTH CARE - DIVERSE - 2.4%
Bristol-Myers Squibb Company...        1,900          110,675
Johnson & Johnson..............        2,100          213,937
                                               --------------
                                                      324,612
HEALTH CARE - MANAGED CARE - 0.5%
Trigon Healthcare, Inc.*.......          300           15,469
UnitedHealth Group, Inc........          600           51,450
                                               --------------
                                                       66,919


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
HEALTH CARE - PHARMACEUTICALS
  - MAJOR - 3.3%
Andrx Corporation*.............          400   $       25,569
Immunex Corporation*...........          500           24,719
Merck & Company, Inc...........        3,200          245,200
Pfizer, Inc. ..................        3,025          145,200
                                               --------------
                                                      440,688
HOSPITAL MANAGEMENT - 0.1%
Columbia/HCA Healthcare
  Corporation..................          300            9,112
HOUSEHOLD PRODUCTS - 2.1%
Kimberly-Clark Corporation.....        5,000          286,875
INSURANCE - MULTILINE - 0.7%
American International Group,
  Inc. ........................          800           94,000
INVESTMENT BANK/BROKERAGE - 0.8%
Goldman Sachs Group, Inc. .....          400           37,950
Lehman Brothers Holdings
  Inc. ........................          300           28,369
Merrill Lynch & Company,
  Inc. ........................          300           34,500
                                               --------------
                                                      100,819
MACHINERY - DIVERSE - 0.2%
Dover Corporation..............          800           32,450
MANUFACTURING - DIVERSIFIED - 0.9%
Minnesota Mining &
  Manufacturing Company........        1,500          123,750
MANUFACTURING - SPECIALIZED - 0.4%
Avery Dennison Corporation.....          800           53,700
NATURAL GAS - 0.2%
Enron Corporation..............          500           32,250
OIL - DOMESTIC - 0.3%
Amerada Hess Corporation.......          300           18,525
Phillips Petroleum Company.....          400           20,275
                                               --------------
                                                       38,800
OIL - INTERNATIONAL - 8.4%
Chevron Corporation............        2,300          195,069
Exxon Mobil Corporation........        6,300          494,550
Royal Dutch Petroleum Company
  NY...........................        6,300          387,844
Texaco, Inc. ..................        1,000           53,250
                                               --------------
                                                    1,130,713

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES W (MAIN STREET GROWTH AND INCOME(R))
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
OIL & GAS - DRILLING &
  EQUIPMENT - 1.8%
Ensco International, Inc. .....        4,100   $      146,831
Global Marine, Inc.* ..........        1,500           42,281
Santa Fe International
  Corporation..................        1,300           45,419
                                               --------------
                                                      234,531
OIL & GAS - EXPLORATION &
  PRODUCTION - 1.5%
Cabot Oil & Gas Corporation....        2,500           52,969
Devon Energy Corporation.......        1,100           61,806
EOG Resources, Inc.............        1,200           40,200
Murphy Oil Corporation.........          700           41,606
                                               --------------
                                                      196,581
OIL & GAS - REFINING &
  MARKETING - 0.1%
Tosco Corporation..............          400           11,325
PAPER & FOREST PRODUCTS - 0.1%
Rayonier, Inc..................          400           14,350
POWER PRODUCERS - 0.1%
AES Corporation*...............          200            9,125
PUBLISHING - 0.2%
McGraw-Hill Companies, Inc.....          400           21,600
PUBLISHING - NEWSPAPERS - 0.6%
Dow Jones & Company, Inc.......          200           14,650
Gannett Company, Inc...........          700           41,869
New York Times Company.........          700           27,650
                                               --------------
                                                       84,169
RETAIL - BUILDING SUPPLIES - 3.2%
Home Depot, Inc................        8,600          429,462
RETAIL - COMPUTERS &
  ELECTRONICS - 0.2%
Best Buy Company, Inc.*........          500           31,625
RETAIL - DRUG STORES - 0.2%
Walgreen Company...............          900           28,969
RETAIL - GENERAL MERCHANDISE - 5.5%
Wal-Mart Stores, Inc...........       12,700          731,837
SERVICES - ADVERTISING/
  MARKETING - 0.2%
Interpublic Group of Companies,
  Inc..........................          300           12,900
Omnicom Group, Inc.............          200           17,812
                                               --------------
                                                       30,712


                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
SERVICES - COMPUTER SYSTEMS - 0.2%
Computer Sciences
  Corporation*.................          100            7,469
Electronic Data Systems
  Corporation..................          300           12,375
                                               --------------
                                                       19,844
SERVICES - DATA PROCESSING - 0.9%
Automatic Data Processing,
  Inc..........................        1,100           58,919
First Data Corporation.........          700           34,737
Paychex, Inc...................          550           23,100
                                               --------------
                                                      116,756
TELEPHONE - 2.4%
Bell Atlantic Corporation*.....        2,400          121,950
BellSouth Corporation..........        4,700          200,337
                                               --------------
                                                      322,287
TOBACCO - 0.2%
R.J. Reynolds Tobacco Holdings,
  Inc..........................          800           22,350
                                               --------------
  Total common stocks - 85.1%...............       11,398,855

FOREIGN STOCKS
--------------
CANADA - 1.3%
Anderson Exploration, Ltd.*....        2,200           39,941
Berkley Petroleum
  Corporation*.................        3,000           18,931
Canadian Natural Resources,
  Ltd.*........................        2,000           58,041
Genesis Exploration Ltd.*......        5,000           37,120
Paramount Resources Ltd........        2,000           20,449
                                               --------------
                                                      174,482

REPURCHASE AGREEMENT - 16.4%
----------------------------
State Street, 3.50% - 7-03-00
  (Collateralized by FNMA,
  6.32% - 2002 with a value of
  $2,250,828)..................  $ 2,205,721        2,205,721
                                               --------------
  Total investments - 102.8%................       13,779,058
  Liabilities, less cash and other assets
    (2.8%)..................................         (377,770)
                                               --------------
  Total net assets - 100.0%.................   $   13,401,288
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES H (ENHANCED INDEX)
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
AEROSPACE/DEFENSE - 0.5%
B.F. Goodrich Company..........          194   $        6,608
Boeing Company.................        2,500          104,531
General Dynamics Corporation...          700           36,575
Lockheed Martin Corporation....        1,000           24,813
Northrop Grumman Corporation...          400           26,500
Teledyne Technologies, Inc.*...            1               19
                                               --------------
                                                      199,046
AGRICULTURAL PRODUCTS - 0.0%
Archer-Daniels-Midland
  Company......................        1,700           16,681
AIR FREIGHT - 0.1%
FedEx Corporation*.............          800           30,400
AIRLINES - 0.2%
AMR Corporation*...............          603           15,942
Delta Air Lines, Inc...........          483           24,422
Southwest Airlines Company.....        1,400           26,513
U.S. Airways Group, Inc.*......          200            7,800
                                               --------------
                                                       74,677
ALUMINUM - 0.3%
Alcan Aluminum, Ltd............        1,000           31,000
Alcoa, Inc.....................        2,800           81,200
                                               --------------
                                                      112,200
AUTO PARTS & EQUIPMENT - 0.2%
Cooper Tire & Rubber Company...          170            1,891
Dana Corporation...............          400            8,475
Delphi Automotive Systems
  Corporation..................        2,000           29,125
Genuine Parts Company..........          900           18,000
Goodyear Tire & Rubber
  Company......................          304            6,080
Snap-on, Inc...................           57            1,518
TRW, Inc.......................          300           13,013
Visteon Corporation*...........          471            5,715
                                               --------------
                                                       83,817
AUTOMOBILES - 0.6%
Ford Motor Company(3)..........        3,600          154,800
General Motors Corporation.....        1,679           97,487
                                               --------------
                                                      252,287
BANKS - MAJOR REGIONAL - 2.3%
AmSouth Bancorporation.........        1,021           16,081
BB&T Corporation...............          400            9,550
Bank of New York Company,
  Inc..........................        2,000           93,000
Bank One Corporation...........        3,000           79,688
Comerica, Inc..................          400           17,950


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
BANKS - MAJOR REGIONAL (CONTINUED)
Fifth Third Bancorp............          800   $       50,600
Firstar Corporation............        2,700           56,869
FleetBoston Financial
  Corporation..................        2,500           85,000
Huntington Bancshares, Inc.....          623            9,851
KeyCorp........................        1,300           22,913
Mellon Financial Corporation...        1,279           46,604
National City Corporation......        1,800           30,713
Northern Trust Corporation.....          600           39,038
Old Kent Financial
  Corporation..................          173            4,634
PNC Financial Services Group...          710           33,281
Regions Financial
  Corporation..................          347            6,897
State Street Corporation.......          388           41,152
Summit Bancorp.................          700           17,238
SunTrust Banks, Inc............          803           36,687
Synovus Financial
  Corporation..................          732           12,901
U.S. Bancorp...................        2,000           38,500
Union Planters Corporation.....          400           11,175
Wachovia Corporation...........          490           26,583
Wells Fargo & Company(3).......        4,500          174,375
                                               --------------
                                                      961,280
BANKS - MONEY CENTER - 1.1%
Bank of America
  Corporation(3)...............        4,850          208,550
Chase Manhattan
  Corporation(3)...............        3,450          158,916
First Union Corporation........        2,600           64,512
J.P. Morgan & Company, Inc.....          450           49,556
                                               --------------
                                                      481,534
BEVERAGES - ALCOHOLIC - 0.2%
Anheuser-Busch Companies,
  Inc..........................        1,300           97,094
Brown-Forman Corporation (Cl.
  B)...........................          115            6,181
                                               --------------
                                                      103,275
BEVERAGES - SOFT DRINK - 1.4%
Coca-Cola Company(3)...........        6,700          384,831
Coca-Cola Enterprises, Inc.....        1,159           18,906
PepsiCo, Inc...................        4,000          177,750
                                               --------------
                                                      581,487
BIOTECHNOLOGY - 0.7%
Amgen, Inc.*...................        3,000          210,750
Biogen, Inc.*..................          400           25,800
MedImmune, Inc.*...............          700           51,800
                                               --------------
                                                      288,350

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES H (ENHANCED INDEX) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
BROADCAST MEDIA - 1.0%
Clear Channel Communications,
  Inc.*........................        1,100   $       82,500
Comcast Corporation*...........        3,000          121,500
MediaOne Group, Inc.(3)*.......        3,200          212,204
                                               --------------
                                                      416,204
BUILDING MATERIALS - 0.1%
Armstrong Holdings, Inc. ......           74            1,133
Masco Corporation..............        1,300           23,481
Owens Corning..................          122            1,129
                                               --------------
                                                       25,743
CHEMICALS - BASIC - 0.6%
Air Products & Chemicals,
  Inc. ........................          518           15,961
E. I. du Pont de Nemours &
  Company(3)...................        3,001          131,294
Praxair, Inc. .................          400           14,975
Rohm and Haas Company..........          500           17,250
Union Carbide Corporation......        1,609           79,645
                                               --------------
                                                      259,125
CHEMICALS - DIVERSIFIED - 0.1%
Engelhard Corporation..........          400            6,825
FMC Corporation*...............          204           11,832
PPG Industries, Inc. ..........          411           18,212
                                               --------------
                                                       36,869
CHEMICALS - SPECIALTY - 0.4%
Ecolab, Inc. ..................          400           15,625
Hercules, Inc. ................          240            3,375
International Flavors &
  Fragrances, Inc. ............          174            5,253
Lilly Industries, Inc. ........        5,200          156,325
Sigma-Aldrich Corporation......          200            5,850
W. R. Grace & Company*.........          164            1,989
                                               --------------
                                                      188,417


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
COMMUNICATION EQUIPMENT - 4.6%
ADC Telecommunications,
  Inc.*........................        1,000   $       83,875
Andrew Corporation*............          575           19,298
Comverse Technology, Inc.*.....          493           45,849
Corning, Inc. .................          900          242,887
General Motors Corporation (Cl.
  H)*..........................            1               67
Lucent Technologies, Inc.(3)...        9,200          545,100
Motorola, Inc. ................        6,000          174,375
Nortel Networks Corporation....        8,300          566,475
QUALCOMM, Inc.*................        2,200          132,000
Scientific-Atlanta, Inc. ......          600           44,700
Tellabs, Inc.*.................        1,212           82,946
                                               --------------
                                                    1,937,572
COMPUTER HARDWARE - 4.6%
Apple Computer, Inc.*..........          990           51,851
Compaq Computer Corporation....        4,700          120,144
Dell Computer
  Corporation*(3)..............        7,600          374,775
Gateway, Inc.*.................          994           56,410
Hewlett-Packard Company........        2,800          349,650
International Business Machines
  Corporation..................        5,100          558,769
NCR Corporation*...............          500           19,469
Sun Microsystems, Inc.*(3).....        4,600          418,312
                                               --------------
                                                    1,949,380
COMPUTER SOFTWARE/SERVICES - 7.7%
Adobe Systems, Inc.............          300           39,000
America Online, Inc.*(3).......        6,700          353,425
BMC Industries, Inc............          900           32,836
Citrix Systems, Inc.*..........          600           11,363
Computer Associates
  International, Inc...........        1,600           81,900
Compuware Corporation*.........        1,000           10,375
Mercury Interactive
  Corporation*.................          250           24,187
Microsoft Corporation*(3)......       15,050        1,204,000
Novell, Inc.*..................        1,333           12,330
Oracle Corporation*(3).........        8,250          693,516
Parametric Technology
  Corporation*.................          800            8,800
PeopleSoft, Inc.*..............        1,461           24,472
Siebel Systems, Inc.*..........          600           98,138
Unisys Corporation*............          900           13,106
Verio, Inc.*...................        6,000          333,000
VERITAS Software
  Corporation*.................        1,200          135,450
Yahoo!, Inc.*..................        1,557          192,873
                                               --------------
                                                    3,268,771

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES H (ENHANCED INDEX) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
COMPUTERS - NETWORKING - 3.3%
3Com Corporation*..............        1,000   $       57,625
Cabletron Systems, Inc.*.......          789           19,922
Cisco Systems, Inc.*(3)........       19,900        1,259,919
Network Appliance, Inc.*.......        1,000           80,500
                                               --------------
                                                    1,417,966
COMPUTERS - PERIPHERALS - 1.3%
EMC Corporation*(3)............        6,400          492,400
Lexmark International, Inc.*...          406           27,303
Seagate Technology, Inc.*......          700           38,500
                                               --------------
                                                      558,203
CONSTRUCTION - CEMENT - 0.0%
Vulcan Materials Company.......          172            7,342
CONSUMER - JEWEL/GIFT - 0.0%
American Greetings
  Corporation..................          751           14,269
CONSUMER FINANCE - 0.4%
Capital One Financial
  Corporation..................          500           22,313
Household International,
  Inc..........................        1,172           48,711
MBNA Corporation...............        2,058           55,823
Providian Financial
  Corporation..................          400           36,000
                                               --------------
                                                      162,847
CONTAINERS - METAL & GLASS - 0.6%
American National Can Group,
  Inc..........................       15,000          253,125
Crown Cork & Seal Company,
  Inc..........................          621            9,315
Owens-Illinois, Inc.*..........          419            4,897
                                               --------------
                                                      267,337
CONTAINERS & PACKAGING - 0.1%
Bemis Company, Inc.............          500           16,812
Pactiv Corporation*............          381            3,000
Temple-Inland, Inc.............          313           13,146
                                               --------------
                                                       32,958
DISTRIBUTION - FOOD & HEALTH - 0.3%
Cardinal Health, Inc...........          705           52,170
McKesson HBOC, Inc.............          764           15,996
SUPERVALU, INC.................          718           13,687
SYSCO Corporation..............          789           33,237
                                               --------------
                                                      115,090
ELECTRIC COMPANIES - 1.4%
Ameren Corporation.............          300           10,125
American Electric Power
  Company, Inc.................          295            8,745
CMS Energy Corporation.........          300            6,638


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
ELECTRIC COMPANIES (CONTINUED)
Cinergy Corporation............          314   $        7,987
Consolidated Edison, Inc.......          700           20,737
Constellation Energy Group.....          600           19,538
DTE Energy Company.............          600           18,337
Dominion Resources, Inc........          777           33,314
Duke Energy Corporation........        1,200           67,650
Edison International...........        1,400           28,700
Entergy Corporation............        1,000           27,188
FPL Group, Inc.................          610           30,195
FirstEnergy Corporation........          896           20,944
Florida Progress Corporation...          400           18,750
GPU, Inc.......................          225            6,089
New Century Energies, Inc......          186            5,580
Niagra Mohawk Holdings,
  Inc.*........................        1,000           13,937
Northern States Power
  Company......................          700           14,131
PECO Energy Company............          506           20,398
PG&E Corporation...............        1,500           36,938
PPL Corporation................          809           17,747
Pinnacle West Capital
  Corporation..................          200            6,775
Public Service Enterprise
  Group, Inc...................          876           30,331
Reliant Energy, Inc............        1,000           29,563
Southern Company...............        1,900           44,294
TXU Corporation................          700           21,044
Unicom Corporation.............          500           19,344
United Water Resources,
  Inc. ........................          400           13,950
                                               --------------
                                                      598,969
ELECTRICAL EQUIPMENT - 4.1%
American Power Conversion
  Corporation*.................          600           24,487
Cooper Industries, Inc. .......          158            5,145
Emerson Electric Company.......        1,083           65,386
General Electric Company(3)....       28,150        1,491,950
Molex, Inc. ...................          469           22,571
Rockwell International
  Corporation..................          393           12,380
Sanmina Corporation*...........          375           32,062
Solectron Corporation*.........        1,900           79,563
                                               --------------
                                                    1,733,544
ELECTRONICS - DEFENSE - 0.0%
Raytheon Company (Cl. B).......          200            3,850
ELECTRONICS - DISTRIBUTION - 0.0%
W.W. Grainger, Inc. ...........          200            6,162

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES H (ENHANCED INDEX) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
ELECTRONICS - INSTRUMENTATION - 0.3%
Agilent Technologies, Inc.*....        1,418   $      104,572
PerkinElmer, Inc. .............          319           21,094
                                               --------------
                                                      125,666
ELECTRONICS - SEMICONDUCTORS - 5.5%
Adaptec, Inc.*.................          560           12,740
Advanced Micro Devices,
  Inc.*........................          500           38,625
Altera Corporation*............          610           62,182
Analog Devices, Inc.*..........        1,200           91,200
Broadcom Corporation*..........          400           87,600
Burr-Brown Corporation*........          600           52,013
Conexant Systems, Inc.*........          800           38,900
Intel Corporation(3)...........        9,600        1,283,400
LSI Logic Corporation*.........        1,000           54,125
Linear Technology
  Corporation..................          786           50,255
Maxim Integrated Products,
  Inc.*........................          900           61,144
Micron Technology, Inc.*.......        1,500          132,094
National Semiconductor
  Corporation*.................          575           32,631
Texas Instruments, Inc. .......        3,880          266,507
Xilinx, Inc.*..................        1,000           82,563
                                               --------------
                                                    2,345,979
ENGINEERING & CONSTRUCTION - 0.0%
Fluor Corporation..............           67            2,119
ENTERTAINMENT - 2.1%
Seagram Company, Ltd...........        1,200           69,600
Time Warner, Inc.(3)...........        3,700          281,200
Viacom, Inc. (Cl. B)*..........        4,390          299,343
Walt Disney Company............        5,800          225,112
                                               --------------
                                                      875,255
EQUIPMENT - SEMICONDUCTORS - 0.8%
Applied Materials, Inc.*.......        2,400          217,500
KLA-Tencor Corporation*........          618           36,192
Novellus Systems, Inc.*........          375           21,211
Teradyne, Inc.*................          700           51,450
                                               --------------
                                                      326,353
FINANCIAL - DIVERSE - 3.1%
American Express Company(3)....        4,000          208,500
Associates First Capital
  Corporation..................        1,500           33,469
Citigroup, Inc.(3).............        9,700          584,425
Fannie Mae(3)..................        2,900          151,344
Freddie Mac....................        1,700           68,850
Morgan Stanley Dean Witter &
  Company(3)...................        3,300          274,725
                                               --------------
                                                    1,321,313


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
FOODS - 2.5%
Bestfoods......................        5,292   $      366,471
Campbell Soup Company..........          700           20,388
ConAgra, Inc...................        1,172           22,341
General Mills, Inc.............          800           30,600
H.J. Heinz Company.............          900           39,375
Hershey Foods Corporation......          600           29,212
International Home Foods,
  Inc.*........................        3,400           71,188
Kellogg Company................          600           17,850
Nabisco Group Holdings
  Corporation..................        6,000          155,625
Nabisco Holdings Corporation...        2,200          115,500
Quaker Oats Company............          400           30,050
Ralson-Ralston Purina Group....          900           17,944
Sara Lee Corporation...........        2,600           50,212
Unilever N.V. .................        1,301           55,943
Wm. Wrigley Jr. Company........          300           24,056
                                               --------------
                                                    1,046,755
FOOTWEAR - 0.1%
NIKE, Inc. (Cl. B).............          800           31,850
Reebok International, Ltd.* ...          735           11,714
                                               --------------
                                                       43,564
GAMING & LOTTERY - 0.0%
Harrah's Entertainment,
  Inc.* .......................          669           14,007
GOLD & PRECIOUS METALS MINING - 0.1%
Barrick Gold Corporation.......        1,100           20,006
Homestake Mining Company.......          591            4,063
Newmont Mining Corporation.....          314            6,790
Placer Dome, Inc...............          901            8,616
                                               --------------
                                                       39,475
HARDWARE & TOOLS - 0.1%
Black & Decker Corporation.....          100            3,931
Stanley Works..................          300            7,125
                                               --------------
                                                       11,056
HEALTH CARE - DIVERSE - 2.7%
Abbott Laboratories............        4,200          187,163
Allergan, Inc..................          304           22,648
American Home Products
  Corporation(3)...............        3,700          217,375
Bristol-Myers Squibb
  Company(3)...................        5,300          308,725
Johnson & Johnson(3)...........        3,900          397,312
Mallinckrodt, Inc..............           86            3,736
                                               --------------
                                                    1,136,959
HEALTH CARE - LONG TERM CARE - 0.0%
Manor Care, Inc.*..............          965            6,755

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES H (ENHANCED INDEX) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
HEALTH CARE - MANAGED CARE - 0.2%
Aetna, Inc.....................          400   $       25,675
Humana, Inc.*..................        1,259            6,688
UnitedHealth Group, Inc........          398           34,129
Wellpoint Health Networks,
  Inc.*........................          200           14,487
                                               --------------
                                                       80,979
HEALTH CARE - PHARMACEUTICALS
  - GENERIC - 0.1%
ALZA Corporation*..............          400           23,650
Watson Pharmaceuticals,
  Inc.*........................          419           22,521
                                               --------------
                                                       46,171
HEALTH CARE - PHARMACEUTICALS
  - MAJOR - 4.9%
Eli Lilly & Company(3).........        3,200          319,600
Merck & Company, Inc.(3).......        6,500          498,063
Pfizer, Inc.(3)................       17,750          852,000
Pharmacia Corporation..........        3,500          180,906
Schering-Plough
  Corporation(3)...............        4,100          207,050
                                               --------------
                                                    2,057,619
HEALTH CARE - SPECIALIZED
  SERVICES - 0.0%
HEALTHSOUTH Corporation*.......        1,895           13,620
Quintiles Transnational
  Corporation*.................          298            4,209
                                               --------------
                                                       17,829
HOMEBUILDING - 0.0%
Centex Corporation.............          114            2,679
Kaufman & Broad Home
  Corporation..................           84            1,664
Pulte Corporation..............          100            2,162
                                               --------------
                                                        6,505
HOSPITAL MANAGEMENT - 0.2%
Columbia/HCA Healthcare
  Corporation..................        1,500           45,563
Tenet Healthcare Corporation...        1,246           33,642
                                               --------------
                                                       79,205
HOUSEHOLD FURNISHINGS &
  APPLIANCES - 0.1%
Leggett & Platt, Inc...........          600            9,900
Maytag Corporation.............          213            7,854
Whirlpool Corporation..........          400           18,650
                                               --------------
                                                       36,404
HOUSEHOLD PRODUCTS - 0.9%
Clorox Company.................          200            8,962
Colgate-Palmolive Company......        1,600           95,800
Kimberly-Clark Corporation.....        1,500           86,063
Procter & Gamble Company(3)....        3,500          200,375
                                               --------------
                                                      391,200


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
HOUSEWARES - 0.1%
Fortune Brands, Inc............          300   $        6,919
Newell Rubbermaid, Inc.........          200            5,150
Tupperware Corporation.........          453            9,966
                                               --------------
                                                       22,035
INSURANCE - BROKERS - 0.2%
Aon Corporation................          500           15,531
Marsh & McLennan Companies,
  Inc..........................          700           73,106
                                               --------------
                                                       88,637
INSURANCE - LIFE & HEALTH - 0.3%
AFLAC, INC.....................          700           32,156
American General Corporation...          582           35,502
Conseco, Inc...................          899            8,765
Jefferson-Pilot Corporation....          300           16,931
Lincoln National Corporation...          426           15,389
Torchmark Corporation..........          217            5,357
                                               --------------
                                                      114,100
INSURANCE - MULTILINE - 1.4%
American International Group,
  Inc.(3)......................        4,500          528,750
CIGNA Corporation..............          400           37,400
Hartford Financial Services
  Group, Inc...................          600           33,562
Loews Corporation..............          200           12,000
                                               --------------
                                                      611,712
INSURANCE - PROPERTY &
  CASUALTY - 0.3%
Allstate Corporation...........        1,550           34,488
Chubb Corporation..............          400           24,600
Cincinnati Financial
  Corporation..................          308            9,683
MBIA, Inc......................          175            8,433
MGIC Investment Corporation....          286           13,013
SAFECO Corporation.............          550           10,931
St. Paul Companies, Inc........          521           17,779
                                               --------------
                                                      118,927
INVESTMENT BANK/BROKERAGE - 0.8%
Bear Stearns Companies, Inc....          189            7,867
Charles Schwab Corporation.....        3,887          130,700
Lehman Brothers Holdings,
  Inc..........................          500           47,281
Merrill Lynch & Company,
  Inc..........................        1,250          143,750
Paine Webber Group, Inc........          386           17,563
                                               --------------
                                                      347,161
INVESTMENT MANAGEMENT - 0.1%
Franklin Resources, Inc........          600           18,225
T. Rowe Price Associates.......          600           25,500
                                               --------------
                                                       43,725

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES H (ENHANCED INDEX) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
IRON & STEEL - 0.1%
Allegheny Technologies, Inc....          697   $       12,546
Bethlehem Steel Corporation*...        1,767            6,295
Nucor Corporation..............          200            6,637
USX-U.S. Steel Group...........          110            2,042
Worthington Industries, Inc....          628            6,594
                                               --------------
                                                       34,114
LEISURE TIME PRODUCTS - 0.2%
Brunswick Corporation..........          613           10,153
Harley-Davidson, Inc...........          715           27,528
Hasbro, Inc....................        1,200           18,075
Mattel, Inc....................        1,103           14,546
                                               --------------
                                                       70,302
LODGING - HOTELS - 0.1%
Carnival Corporation...........        1,100           21,450
Hilton Hotels Corporation......          953            8,934
Marriott International, Inc....          600           21,637
                                               --------------
                                                       52,021
MACHINERY - DIVERSE - 0.3%
Caterpillar, Inc...............        1,000           33,875
Deere & Company................          600           22,200
Dover Corporation..............          600           24,338
Ingersoll-Rand Company.........          400           16,100
Timken Company.................          725           13,503
                                               --------------
                                                      110,016
MANUFACTURING - DIVERSIFIED - 1.5%
Crane Company..................          152            3,695
Danaher Corporation............          284           14,040
Eaton Corporation..............          200           13,400
Honeywell International,
  Inc. ........................        2,200           74,113
ITT Industries, Inc. ..........          100            3,037
Illinois Tool Works, Inc. .....          800           45,600
Johnson Controls, Inc. ........          179            9,185
Minnesota Mining and
  Manufacturing Company........        1,200           99,000
National Service Industries,
  Inc. ........................          329            6,416
Parker-Hannifin Corporation....          600           20,550
Textron, Inc. .................          500           27,156
Thermo Electron Corporation*...          500           10,531
Tyco International, Ltd.(3)....        4,700          222,662
United Technologies
  Corporation..................        1,500           88,313
                                               --------------
                                                      637,698


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
MANUFACTURING - SPECIALIZED - 0.1%
Avery Dennison Corporation.....          300   $       20,137
Briggs & Stratton
  Corporation..................          100            3,425
Millipore Corporation..........          100            7,538
Pall Corporation...............          400            7,400
Sealed Air Corporation*........          300           15,712
                                               --------------
                                                       54,212
MEDICAL PRODUCTS & SUPPLIES - 1.4%
Bausch & Lomb, Inc. ...........          100            7,738
Baxter International, Inc. ....          800           56,250
Becton, Dickinson & Company....          490           14,057
Biomet, Inc. ..................          200            7,687
Boston Scientific
  Corporation*.................          500           10,969
C.R. Bard, Inc. ...............          296           14,245
Guidant Corporation*...........        1,000           49,500
Medtronic, Inc. ...............        3,400          169,363
PE Corporation - PE Biosystems
  Group........................          516           33,991
St. Jude Medical, Inc.*........          400           18,350
Summit Technology, Inc.*.......       10,900          205,738
                                               --------------
                                                      587,888
METALS & MINING - 0.1%
Arch Coal, Inc. ...............           15              115
Freeport-McMoRan Copper & Gold,
  Inc.*........................          544            5,032
Inco, Ltd.*....................          935           14,376
Phelps Dodge Corporation.......          100            3,719
                                               --------------
                                                       23,242
NATURAL GAS - 0.7%
Coastal Corporation............          715           43,526
Columbia Energy Group..........          200           13,125
El Paso Energy Corporation.....          516           26,284
Enron Corporation..............        2,000          129,000
NICOR, Inc.....................          264            8,613
ONEOK, Inc.....................          283            7,340
Peoples Energy Corporation.....          150            4,856
Sempra Energy..................          532            9,044
Williams Companies, Inc........        1,090           45,439
                                               --------------
                                                      287,227
OFFICE EQUIPMENT & SUPPLIES - 0.0%
Pitney Bowes, Inc..............          300           12,000

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES H (ENHANCED INDEX) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
OIL - DOMESTIC - 0.3%
Amerada Hess Corporation.......          300   $       18,525
Conoco, Inc. (Cl. B)...........        1,571           38,588
Occidental Petroleum
  Corporation..................        1,162           24,475
Phillips Petroleum Company.....          700           35,481
USX-Marathon Group.............          200            5,013
                                               --------------
                                                      122,082
OIL - INTERNATIONAL - 3.3%
Chevron Corporation(3).........        2,000          169,625
Exxon Mobil Corporation(3).....       10,000          785,000
Royal Dutch Petroleum Company
  NY(3)........................        6,000          369,375
Texaco, Inc....................        1,300           69,225
                                               --------------
                                                    1,393,225
OIL & GAS - DRILLING &
  EQUIPMENT - 0.6%
Baker Hughes, Inc..............          792           25,344
Halliburton Company............        1,200           56,625
Rowan Companies, Inc.*.........          400           12,150
Schlumberger, Ltd..............        1,550          115,669
Transocean Sedco Forex, Inc....          500           26,719
                                               --------------
                                                      236,507
OIL & GAS - EXPLORATION &
  PRODUCTION - 0.2%
Apache Corporation.............          195           11,468
Burlington Resources, Inc......          513           19,622
Kerr-McGee Corporation.........          200           11,787
Union Pacific Resources Group,
  Inc..........................          642           14,124
Unocal Corporation.............          494           16,364
                                               --------------
                                                       73,365
OIL & GAS - REFINING &
  MARKETING - 0.0%
Ashland, Inc...................           61            2,139
Sunoco, Inc....................          100            2,944
Tosco Corporation..............          300            8,494
                                               --------------
                                                       13,577
PAPER & FOREST PRODUCTS - 0.3%
Boise Cascade Corporation......          365            9,444
Georgia-Pacific Group..........          400           10,500
International Paper Company....        1,342           40,008
Louisiana-Pacific
  Corporation..................        1,040           11,310
Mead Corporation...............          112            2,828
Potlatch Corporation...........          200            6,625
Westvaco Corporation...........          600           14,888
Weyerhaeuser Company...........          900           38,700
Willamette Industries, Inc. ...          197            5,368
                                               --------------
                                                      139,671


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
PERSONAL CARE - 0.2%
Alberto-Culver Company.........           15   $          458
Avon Products, Inc. ...........          300           13,350
Gillette Company...............        2,600           90,837
                                               --------------
                                                      104,645
PHOTOGRAPHY/IMAGING - 0.2%
Eastman Kodak Company..........          982           58,429
Xerox Corporation..............        1,180           24,485
                                               --------------
                                                       82,914
POWER PRODUCERS - 0.2%
AES Corporation*...............        1,400           63,875
PUBLISHING - 0.1%
Harcourt General, Inc. ........          102            5,546
McGraw-Hill Companies, Inc. ...          800           43,200
                                               --------------
                                                       48,746
PUBLISHING - NEWSPAPER - 0.6%
Central Newspapers, Inc. ......        1,900          120,175
Dow Jones & Company, Inc.......          200           14,650
Gannett Company, Inc...........          697           41,689
Knight-Ridder, Inc.............          414           22,020
New York Times Company.........          388           15,326
Tribune Company................          600           21,000
                                               --------------
                                                      234,860
RAILROADS - 0.3%
Burlington Northern Santa Fe
  Corporation..................          497           11,400
CSX Corporation................        1,100           23,306
Kansas City Southern
  Industries, Inc..............          500           44,344
Norfolk Southern Corporation...        1,100           16,363
Union Pacific Corporation......          682           25,362
                                               --------------
                                                      120,775
RESTAURANTS - 0.4%
Darden Restaurants, Inc........          894           14,527
McDonald's Corporation.........        3,800          125,163
Starbucks Corporation*.........          600           22,912
Tricon Global Restaurants,
  Inc.*........................          411           11,611
                                               --------------
                                                      174,213
RETAIL - APPAREL - 0.3%
Gap, Inc. .....................        2,300           71,875
Limited, Inc. .................        1,600           34,600
TJX Companies, Inc. ...........          850           15,938
                                               --------------
                                                      122,413

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES H (ENHANCED INDEX) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
RETAIL - BUILDING SUPPLIES - 0.9%
Home Depot, Inc.(3)............        6,500   $      324,594
Lowe's Companies, Inc. ........          700           28,744
Sherwin-Williams Company.......          322            6,822
                                               --------------
                                                      360,160
RETAIL - COMPUTERS &
  ELECTRONICS - 0.2%
Best Buy Company, Inc.*........          700           44,275
Circuit City Stores - Circuit
  City Group...................          495           16,428
RadioShack Corporation.........          470           22,266
                                               --------------
                                                       82,969
RETAIL - DEPARTMENT STORES - 0.3%
Dillard's, Inc. ...............          246            3,013
Federated Department Stores,
  Inc.*........................          764           25,785
J.C. Penney Company, Inc. .....          669           12,335
Kohl's Corporation.............        1,100           61,188
May Department Stores Company..          800           19,200
Nordstrom, Inc. ...............          610           14,716
                                               --------------
                                                      136,237
RETAIL - DISCOUNTERS - 0.1%
Consolidated Stores
  Corporation*.................        1,300           16,819
Dollar General Corporation.....          900           17,550
                                               --------------
                                                       34,369
RETAIL - DRUG STORES - 0.3%
CVS Corporation................        1,000           40,000
Longs Drug Stores
  Corporation..................          100            2,175
Rite Aid Corporation...........          585            3,839
Walgreen Company...............        2,700           86,906
                                               --------------
                                                      132,920
RETAIL - FOOD CHAINS - 0.6%
Albertson's, Inc. .............          584           19,418
Great Atlantic & Pacific Tea
  Company, Inc. ...............          483            8,030
Hannaford Brothers Company.....        1,500          107,812
Kroger Company*................        2,400           52,950
Safeway, Inc.*.................        1,600           72,200
Winn-Dixie Stores, Inc. .......          381            5,453
                                               --------------
                                                      265,863
RETAIL - GENERAL MERCHANDISE - 2.1%
Costco Wholesale
  Corporation*.................        1,500           49,500
Kmart Corporation*.............        2,469           16,820
Sears, Roebuck & Company.......        1,100           35,888
Target Corporation.............        1,200           69,600
Wal-Mart Stores, Inc.(3) ......       12,600          726,075
                                               --------------
                                                      897,883


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
RETAIL - SPECIALTY - 0.2%
AutoZone, Inc.*................          600   $       13,200
Bed Bath & Beyond, Inc.*.......          800           29,000
Office Depot, Inc.*............          861            5,381
Staples, Inc.*.................        1,300           19,987
Tiffany & Company..............          150           10,125
Toys 'R' Us, Inc.*.............        1,000           14,563
                                               --------------
                                                       92,256
SAVINGS & LOANS - 0.2%
Charter One Financial, Inc. ...          700           16,100
Golden West Financial
  Corporation..................          296           12,080
Washington Mutual, Inc. .......        1,380           39,848
                                               --------------
                                                       68,028
SERVICES - ADVERTISING/
  MARKETING - 0.2%
Interpublic Group of Companies,
  Inc. ........................          700           30,100
Omnicom Group, Inc. ...........          400           35,625
Young & Rubicam, Inc. .........          386           22,074
                                               --------------
                                                       87,799
SERVICES - COMMERCIAL &
  CONSUMER - 1.1%
Cendant Corporation*...........        2,000           28,000
Convergys Corporation*.........          450           23,344
Dun & Bradstreet Corporation...          327            9,360
H&R Block, Inc. ...............          700           22,662
IMS Health, Inc. ..............          900           16,200
Primark Corporation*...........        9,700          361,325
                                               --------------
                                                      460,891
SERVICES - COMPUTER SYSTEMS - 1.4%
Computer Sciences
  Corporation*.................          500           37,344
Electronic Data Systems
  Corporation..................        1,300           53,625
Policy Management Systems
  Corporation*.................        7,500          115,313
Sapient Corporation*...........          200           21,387
Shared Medical Systems
  Corporation..................        5,500          401,156
                                               --------------
                                                      628,825

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES H (ENHANCED INDEX) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
SERVICES - DATA PROCESSING - 0.5%
Automatic Data Processing,
  Inc. ........................        1,700   $       91,056
Ceridian Corporation*..........          400            9,625
First Data Corporation.........        1,078           53,496
Paychex, Inc. .................        1,400           58,800
                                               --------------
                                                      212,977
SPECIALTY PRINTING - 0.0%
Deluxe Corporation.............          595           14,020
R.R. Donnelley & Sons
  Company......................          192            4,332
                                               --------------
                                                       18,352
TELECOMMUNICATION - CELLULAR - 0.7%
Nextel Communications, Inc.*...        2,500          152,969
Sprint Corporation (PCS
  Group)*......................        2,750          163,625
                                               --------------
                                                      316,594
TELECOMMUNICATION - LONG
  DISTANCE - 2.0%
AT&T Corporation(3)............        7,800          246,675
Global Crossing, Ltd.*.........        2,641           69,491
Sprint Corporation (FON
  Group)(3)....................        2,750          140,250
WorldCom, Inc.*................        8,100          372,094
                                               --------------
                                                      828,510
TELEPHONE - 2.8%
ALLTEL Corporation.............          781           48,373
Bell Atlantic Corporation(3)...        4,300          218,494
BellSouth Corporation(3).......        5,300          225,913
GTE Corporation(3).............        2,700          168,075
SBC Communications, Inc.(3)....        9,699          419,482
U S WEST, Inc. ................        1,400          120,050
                                               --------------
                                                    1,200,387


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
TEXTILES - APPAREL - 0.0%
Liz Claiborne, Inc. ...........          388   $       13,677
V. F. Corporation..............          204            4,883
                                               --------------
                                                       18,560
TOBACCO - 0.4%
Philip Morris Companies,
  Inc.(3)......................        6,500          172,656
R.J. Reynolds Tobacco Holdings,
  Inc. ........................            1               28
UST, Inc. .....................          449            6,595
                                               --------------
                                                      179,279
TRUCKING - 0.0%
Ryder System, Inc. ............          145            2,746
TRUCKS & PARTS - 0.1%
Navistar International
  Corporation*.................          300            9,319
PACCAR, Inc. ..................          500           19,844
                                               --------------
                                                       29,163
WASTE MANAGEMENT - 0.1%
Allied Waste Industries,
  Inc.*........................          415            4,150
Waste Management, Inc. ........        1,800           34,200
                                               --------------
                                                       38,350
                                               --------------
  Total common stocks - 90.8%...............       38,435,823
U.S. GOVERNMENT & AGENCIES - 0.8%
U.S. Treasury Bill, 5.10% -
  07/31/00.....................  $   350,000          349,488
                                               --------------
  Total investments - 91.6%.................       38,785,311
  Cash & other assets, less
    liabilities - 8.4%......................        3,569,811
                                               --------------
  Total net assets - 100.0%.................   $   42,355,122
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES L (CAPITAL GROWTH)
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
AIRLINES - 0.6%
Continental Airlines - (Cl.
  B)*..........................          900   $       42,300
UAL Corporation................          100            5,819
                                               --------------
                                                       48,119
BANKS - MAJOR REGIONAL - 0.3%
Wells Fargo & Company..........          600           23,250
BANKS - MONEY CENTER - 1.0%
Chase Manhattan Corporation            1,700           78,306
BROADCAST MEDIA - 5.6%
AMFM, Inc.*....................          500           34,500
AT&T Corporation - Liberty
  Media Group*.................        8,900          215,825
Clear Channel Communication,
  Inc.*........................          600           45,000
MediaOne Group, Inc.*..........        2,200          145,890
                                               --------------
                                                      441,215
COMMUNICATION EQUIPMENT - 10.7%
Corning, Inc...................        1,000          269,875
E-Tek Dynamics, Inc.*..........          100           26,381
Lucent Technologies............          200           11,850
Motorola, Inc..................          300            8,719
Nokia Oyj......................        7,400          369,538
Nortel Networks Corporation....        2,200          150,150
                                               --------------
                                                      836,513
COMPUTER HARDWARE - 3.4%
Dell Computer Corporation*.....        4,400          216,975
International Business Systems
  Corporation..................          400           43,825
Sun Microsystems, Inc.*........          100            9,094
                                               --------------
                                                      269,894
COMPUTER SOFTWARE/SERVICES - 6.3%
Amdocs Limited*................          300           23,025
eBAY, Inc.*....................          200           10,863
Microsoft Corporation*.........        3,600          288,000
Oracle Corporation*............        1,600          134,500
Yahoo!, Inc.*..................          300           37,162
                                               --------------
                                                      493,550
COMPUTERS - NETWORKING - 3.7%
Cisco Systems, Inc.*...........        4,600          291,238
COMPUTERS - PERIPHERALS - 2.3%
EMC Corporation*...............        2,300          176,956
CONSUMER FINANCE - 1.4%
Household International,
  Inc. ........................        1,500           62,344
MBNA Corporation...............        1,800           48,825
                                               --------------
                                                      111,169


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.2%
Solectron Corporation*.........          400           16,750
ELECTRONICS - SEMICONDUCTORS - 6.1%
Intel Corporation..............        3,100          414,431
Micron Technology, Inc. .......          700           61,644
Texas Instruments, Inc. .......          100            6,868
                                               --------------
                                                      482,943
ENTERTAINMENT - 3.4%
Time Warner, Inc. .............        1,800          136,800
Viacom, Inc. (Cl. B)*..........        1,200           81,825
Walt Disney Company*...........        1,200           46,575
                                               --------------
                                                      265,200
EQUIPMENT - SEMICONDUCTORS - 4.2%
Applied Materials, Inc.*.......        3,600          326,250
FINANCIAL - DIVERSE - 10.1%
Associates First Capital
  Corporation..................        9,800          218,662
CIT Group, Inc. ...............        4,800           78,000
Citigroup, Inc. ...............        4,600          277,150
Fannie Mae.....................          600           31,313
Freddie Mac....................        1,400           56,700
Morgan Stanley Dean Witter &
  Company......................        1,600          133,200
                                               --------------
                                                      795,025
HEALTH CARE - PHARMACEUTICALS - 10.5%
Pfizer, Inc. ..................       10,000          480,000
Pharmacia Corporation..........        1,600           82,700
Schering-Plough Corporation....        5,200          262,600
                                               --------------
                                                      825,300
HOUSEHOLD PRODUCTS - 0.7%
Colgate-Palmolive Company......          900           53,887
INSURANCE - MULTILINE - 1.0%
American International
  Group, Inc...................          700           82,250
INVESTMENT BANK/BROKERAGE - 0.5%
Goldman Sachs Group, Inc.......          400           37,950
MANUFACTURING - DIVERSIFIED - 6.1%
Honeywell International,
  Inc..........................          900           30,319
Tyco International, Inc........        7,000          331,625
United Technologies
  Corporation..................        2,000          117,750
                                               --------------
                                                      479,694
MEDICAL PRODUCTS & SUPPLIES - 0.8%
Medtronic, Inc.................        1,300           64,756
OIL - INTERNATIONAL - 1.5%
BP Amoco Plc...................        2,100          118,781

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES L (CAPITAL GROWTH) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
RETAIL - BUILDING SUPPLIES - 4.2%
Home Depot, Inc................        5,100          254,681
Lowes Companies, Inc...........        1,800           73,913
                                               --------------
                                                      328,594
RETAIL - DEPARTMENT STORES - 0.4%
Kohl's Corporation*............          500           27,812
RETAIL - DRUG STORES - 0.5%
Walgreen Company...............        1,200           38,625
RETAIL - GENERAL MERCHANDISE - 0.4%
Costco Wholesale
  Corporation*.................          600           19,800
Wal-Mart Stores, Inc...........          200           11,525
                                               --------------
                                                       31,325
TELECOMMUNICATION - CELLULAR - 2.0%
AT&T Wireless Group*...........        5,700          158,888


                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
TELECOMMUNICATIONS - LONG
  DISTANCE - 3.0%
Sprint Corporation.............        1,400           71,400
Vodafone AirTouch, plc*........        4,000          165,750
                                               --------------
                                                      237,150
                                               --------------
  Total common stocks - 90.9%...............        7,141,390

REPURCHASE AGREEMENT
--------------------
State Street,
  2.0% 7-03-00 (Collateralized
  by FNMA, 6.195% - 12-27-00
  with a value of
  $718,200) - 9.0%.............  $   700,031          700,031
                                               --------------
  Total investments - 99.9%.................        7,841,421
  Cash and other assets, less
    liabilities - 0.1%......................           11,589
                                               --------------
  Total net assets - 100%...................   $    7,853,010
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES Q (SMALL CAP VALUE)
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
AIR FREIGHT - 0.4%
Petroleum Helicopters, Inc.*...        2,500   $       24,062
AIRLINES - 0.4%
Linea Aerea Nacional Chile
  S.A..........................        3,000           21,750
AUTO PARTS & EQUIPMENT - 2.4%
TBC Corporation*...............       18,000           83,250
Tower Automotive*..............        4,500           56,250
                                               --------------
                                                      139,500
BANKS - MAJOR REGIONAL - 1.2%
Hibernia Corporation...........        6,500           70,688
CHEMICALS - BASIC - 0.8%
Calgon Carbon Corporation......        6,100           47,275
CHEMICALS - SPECIALTY - 3.1%
Fuller (H.B.) Company..........        2,000           91,125
M.A. Hanna Company.............       10,000           90,000
                                               --------------
                                                      181,125
COMMUNICATION EQUIPMENT - 0.7%
Glenayre Technologies, Inc.*...        2,500           26,406
IFR Systems, Inc.*.............        3,000           15,000
                                               --------------
                                                       41,406
COMPUTER HARDWARE - 2.2%
Bell Micoproducts, Inc.*.......        5,000           91,875
IOMEGA Corporation*............        9,000           36,000
                                               --------------
                                                      127,875
COMPUTER SOFTWARE/SERVICES - 7.4%
Evans & Sutherland CMP
  Corporation*.................        4,000           25,500
Inprise Corporation*...........       19,000          116,375
JDA Software Group, Inc.*......        4,500           86,344
Jetform Corporation*...........       15,000           73,125
OPTIKA, Inc.*..................        3,300           19,800
Ross Systems, Inc.*............       30,000           40,312
Storage Networks, Inc.* .......          200           18,050
Unova, Inc.*...................        7,600           55,575
                                               --------------
                                                      435,081
COMPUTERS - NETWORKING - 0.9%
Splash Technology Holdings,
  Inc.*........................        7,000           55,125
COMPUTERS - PERIPHERALS - 0.8%
INFOCUS Corporation*...........        1,500           48,281
CONSTRUCTION - CEMENT - 0.5%
U.S. Concrete, Inc.* ..........        3,500           28,000
CONSUMER FINANCE - 2.7%
World Acceptance
  Corporation*.................       30,000          157,500


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
ELECTRIC COMPANIES - 1.2%
Citizens Communications
  Company*.....................        4,000           69,000
ELECTRICAL EQUIPMENT - 0.4%
Encore Wire Corporation*.......        6,800           36,550
Smith (A.O.) Corporation*......        1,000           20,938
                                               --------------
                                                       57,488
ENGINEERING & CONSTRUCTION - 2.4%
Chicago Bridge & Iron Company
  N.V..........................        9,500          139,531
EQUIPMENT - SEMICONDUCTORS - 1.0%
Silicon Valley Group, Inc.*....        2,200           56,925
FOODS - 2.1%
Fresh Del Monte Products,
  Inc.*........................       14,500           99,688
M&F Worldwide Corporation*.....        3,800           21,375
                                               --------------
                                                      121,063
GOLD & PRECIOUS METALS MINING - 2.8%
Apex Silver Mines, Ltd.*.......        6,400           63,600
Glamis Gold, Ltd.*.............       30,000           58,125
Goldcorp, Inc.* ...............        6,500           46,719
                                               --------------
                                                      168,444
HARDWARE & TOOLS - 0.3%
Barnett, Inc.*.................        1,500           15,375
HEALTH CARE - LONG TERM CARE - 1.8%
Manor Care, Inc.* .............       14,800          103,600
HOMEBUILDING - 1.0%
Newmark Home Corporation*......        9,100           58,581
INSURANCE - MULTILINE - 1.4%
Mercury General Corporation*...        3,600           85,050
IRON & STEEL - 4.6%
Bethlehem Steel Corporation*...        7,000           24,938
LTV Corporation................       10,000           28,750
Pitt-Des Moines, Inc...........        4,800           91,200
Roanoke Electric Steel
  Corporation..................        4,500           56,250
Webco Industries, Inc.* .......        6,000           18,375
WHX Corporation*...............        9,500           52,250
                                               --------------
                                                      271,763
MANUFACTURING - DIVERSIFIED - 1.7%
Dura Automotive Systems,
  Inc.*........................        4,600           49,737
Jason, Inc.*...................        5,000           48,125
                                               --------------
                                                       97,862

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES Q (SMALL CAP VALUE) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
MANUFACTURING - SPECIALIZED - 3.4%
Armor Holdings, Inc.*..........        6,600           85,800
Pall Corporation*..............        4,500           83,250
Rofin-Sinar Technologies,
  Inc.* .......................        2,500           31,250
                                               --------------
                                                      200,300
MEDICAL PRODUCTS & SUPPLIES - 1.8%
Allied Healthcare Products*....        5,200           17,550
Exactech, Inc.*................        2,000           31,875
Henry Schein, Inc.*............        2,500           43,125
Invacare Corporation...........          500           13,125
                                               --------------
                                                      105,675
OIL - DOMESTIC - 0.5%
Greka Energy Corporation*......        3,000           27,375
OIL & GAS - DRILLING &
  EQUIPMENT - 8.2%
Key Energy Group, Inc.*........        7,000           67,375
Marine Drilling Companies,
  Inc.*........................        1,000           28,000
Matrix Service Company*........       27,000          124,875
Newpark Resources, Inc.*.......       10,900          102,869
Oceaneering International,
  Inc.*........................        1,500           28,500
Petroleum Geo-Services ASA
  (PGS) ADR*...................        5,000           85,312
R & B Falcon Corporation*......        2,000           47,125
                                               --------------
                                                      484,056
OIL & GAS - EXPLORATION &
  PRODUCTION - 7.3%
HS Resources, Inc.*............        2,000           60,000
McMoran Exploration Company*...        3,600           59,400
Meridian Resource
  Corporation*.................       14,000           79,625
Patina Oil & Gas Corporation...        2,000           41,500
Pure Resources, Inc.*..........        4,302           76,898
Range Resources Corporation*...       37,000          115,625
                                               --------------
                                                      433,048
RESTAURANTS - 0.9%
Sizzler International, Inc.*...       20,000           51,250
RETAIL - DISCOUNTERS - 1.3%
Shopko Stores, Inc.............        5,000           76,875
RETAIL - GENERAL MERCHANDISE - 0.4%
Sharper Image Corporation*.....        2,000           25,000
RETAIL - SPECIALITY - 2.2%
Barbeques Galore, Ltd. S.A.*...       11,800          106,200
Heilig Meyers Company..........       18,000           21,375
                                               --------------
                                                      127,575
SERVICES - ADVERTISING &
  MARKETING - 1.2%
R.H. Donnelley Corporation*....        3,600           69,750


                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
SERVICES - COMMERCIAL &
  CONSUMER - 6.7%
ABM Industries, Inc............        4,000           92,000
Kforce.com*....................        5,400           37,462
Modis Professional Services*...        6,600           58,575
Navigant Consulting, Inc.*.....        6,500           27,625
Pegasus Systems, Inc.*.........        8,500           92,438
Wackenhut Corrections
  Corporation*.................       12,300           90,712
                                               --------------
                                                      398,812
SERVICES - COMPUTER SYSTEMS - 1.0%
Infocrossing, Inc.*............        1,700           32,088
Policy Management Systems
  Corporation*.................        2,000           30,750
                                               --------------
                                                       62,838
TELECOMMUNICATION - CELLULAR - 0.1%
Exfo Electro-Optical
  Engineering, Inc.*...........          100            4,388
TEXTILES - APPAREL - 0.2%
Burlington Industries, Inc.*...        5,200            8,775
TRUCKING - 0.8%
Covenant Transport, Inc.*......        6,000           48,000
                                               --------------
  Total common stocks - 80.2%...............        4,746,067

OPTIONS PURCHASED - 0.1%
------------------------
Glenayre Technologies, Inc.
  Call Option, expires 07/21/00
  strike price 12.50...........           25              625
ESS Technology Call Option,
  expires 08/18/2000 strike
  price 15.00..................           17            3,187
                                               --------------
                                                        3,812

REPURCHASE AGREEMENT - 20.4%
----------------------------
State Street,
  3.50% - 7-03-00
  (Collateralized by FNMA,
  6.32% - 2002 with a value of
  $1,236,719)..................  $ 1,209,114   $    1,209,114
                                               --------------
  Total investments - 100.7%................        5,958,993
  Liabilities, less cash and other assets -
    (0.7)%..................................          (39,409)
                                               --------------
  Total net assets - 100.0%.................   $    5,919,584
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES A (EQUITY)
                                   NUMBER          MARKET
PREFERRED STOCK                   OF SHARES        VALUE
-------------------------------------------------------------
PUBLISHING - 0.7%
News Corporation Ltd. ADR......      175,000   $    8,312,500

COMMON STOCKS
-------------
AEROSPACE/DEFENSE - 0.2%
Boeing Company.................       60,000        2,508,750
ALUMINUM - 0.3%
Alcoa, Inc. ...................      110,000        3,190,000
BANKS - MAJOR REGIONAL - 2.7%
Bank of New York Company,
  Inc. ........................      320,000       14,880,000
Northern Trust Corporation.....      150,000        9,759,375
Wells Fargo & Company..........      200,000        7,750,000
                                               --------------
                                                   32,389,375
BANKS - MONEY CENTER - 1.5%
Bank of America Corporation....      150,000        6,450,000
Chase Manhattan Corporation....      247,500       11,400,469
                                               --------------
                                                   17,850,469
BEVERAGES - ALCOHOLIC - 0.5%
Anheuser-Busch Companies,
  Inc. ........................       80,000        5,975,000
BEVERAGES - SOFT DRINK - 1.6%
Coca-Cola Company..............      175,000       10,051,562
PepsiCo, Inc. .................      200,000        8,887,500
                                               --------------
                                                   18,939,062
BIOTECHNOLOGY - 0.5%
Amgen, Inc.*...................       80,000        5,620,000
BROADCAST MEDIA - 1.2%
Clear Channel Communications,
  Inc.*........................      135,000       10,125,000
Univision Communications,
  Inc.*........................       50,000        5,175,000
                                               --------------
                                                   15,300,000
BUILDING MATERIALS - 0.3%
Masco Corporation..............      200,000        3,612,500
CHEMICALS - BASIC - 0.2%
Rohm & Haas Company............       70,000        2,415,000
CHEMICALS - SPECIALTY - 0.5%
Ecolab, Inc. ..................      145,000        5,664,063
COMMUNICATION EQUIPMENT - 5.9%
ADC Telecommunications,
  Inc.*........................      100,000        8,387,500
Comverse Technology, Inc.*.....       30,000        2,790,000
Lucent Technologies, Inc. .....      290,000       17,182,500
Motorola, Inc. ................      255,000        7,410,938
Nokia Oyj ADR..................      200,000        9,987,500
Nortel Networks Corporation....      300,000       20,475,000
Tellabs, Inc.*.................       80,000        5,475,000
                                               --------------
                                                   71,708,438

                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
COMPUTER HARDWARE - 4.9%
Dell Computer Corporation*.....      225,000   $   11,095,312
Hewlett-Packard Company........       90,000       11,238,750
International Business Machines
  Corporation..................      180,000       19,721,250
Sun Microsystems, Inc.*........      200,000       18,187,500
                                               --------------
                                                   60,242,812
COMPUTER - NETWORKING - 3.6%
Cisco Systems, Inc.*...........      690,000       43,685,625
COMPUTER - PERIPHERALS - 1.3%
EMC Corporation*...............      200,000       15,387,500
COMPUTER SOFTWARE/SERVICES - 6.5%
Amdocs Limited*................       70,000        5,372,500
America Online, Inc.*..........      140,000        7,385,000
Computer Sciences
  Corporation*.................       70,000        3,583,125
Microsoft Corporation*.........      540,000       43,200,000
Oracle Corporation*............      240,000       20,175,000
                                               --------------
                                                   79,715,625
DISTRIBUTION - FOOD & HEALTH - 1.2%
Cardinal Health, Inc. .........      190,000       14,060,000
ELECTRICAL EQUIPMENT - 5.1%
General Electric Company.......    1,080,000       57,240,036
Sanmina Corporation*...........       60,000        5,130,000
                                               --------------
                                                   62,370,036
ELECTRONICS - INSTRUMENTATION - 0.2%
Agilent Technologies, Inc.*....       34,326        2,531,543
ELECTRONICS - SEMICONDUCTORS - 5.0%
Intel Corporation..............      350,000       46,790,625
National Semiconductor
  Corporation*.................       60,000        3,405,000
Texas Instruments, Inc.........      150,000       10,303,125
                                               --------------
                                                   60,498,750
ENTERTAINMENT - 1.7%
Time Warner, Inc...............      140,000       10,640,000
Viacom, Inc. (Cl. B)*..........      150,000       10,228,125
                                               --------------
                                                   20,868,125

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES A (EQUITY) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
EQUIPMENT - SEMICONDUCTORS - 0.9%
Applied Materials, Inc.*.......       80,000   $    7,250,000
Teradyne, Inc.*................       55,000        4,042,500
                                               --------------
                                                   11,292,500
FINANCIAL - DIVERSE - 3.8%
American Express Company.......      150,000        7,818,750
Citigroup, Inc.................      310,000       18,677,500
Fannie Mae.....................      180,000        9,393,750
Freddie Mac....................      160,000        6,480,000
Morgan Stanley Dean Witter &
  Company......................       50,000        4,162,500
                                               --------------
                                                   46,532,500
HEALTH CARE - DIVERSE - 2.5%
American Home Products
  Corporation..................      170,000        9,987,500
Bristol-Myers Squibb Company...      150,000        8,737,500
Johnson & Johnson..............      115,000       11,715,625
                                               --------------
                                                   30,440,625
HEALTH CARE - PHARMACEUTICALS
  - MAJOR - 3.2%
Merck & Company, Inc...........      130,000        9,961,250
Pfizer, Inc....................      275,000       13,200,000
Pharmacia Corporation..........       71,400        3,690,488
Schering-Plough Corporation....      250,000       12,625,000
                                               --------------
                                                   39,476,738
HOUSEHOLD PRODUCTS - 1.8%
Colgate-Palmolive Company......      260,000       15,567,500
Kimberly-Clark Corporation.....       40,000        2,295,000
Procter & Gamble Company.......       80,000        4,580,000
                                               --------------
                                                   22,442,500
INSURANCE - LIFE/HEALTH - 0.5%
American General Corporation...      100,000        6,100,000
INSURANCE - MULTILINE - 2.3%
American International Group,
  Inc. ........................      180,000       21,150,000
Hartford Financial Services
  Group, Inc. .................      130,000        7,271,875
                                               --------------
                                                   28,421,875
LEISURE TIME PRODUCTS - 0.3%
Harley-Davidson, Inc. .........      110,000        4,235,000
LODGING - HOTELS - 0.3%
Carnival Corporation...........      175,000        3,412,500


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
MANUFACTURING - DIVERSIFIED - 2.5%
Honeywell International,
  Inc. ........................      100,000   $    3,368,750
Illinois Tool Works, Inc. .....       65,000        3,705,000
Minnesota Mining &
  Manufacturing Company........       25,000        2,062,500
Textron, Inc. .................       98,400        5,344,350
Tyco International, Ltd. ......      290,000       13,738,750
United Technologies
  Corporation..................       40,000        2,355,000
                                               --------------
                                                   30,574,350
MANUFACTURING - SPECIALIZED - 0.2%
Avery Dennison Corporation.....       30,000        2,013,750
MEDICAL PRODUCTS & SUPPLIES - 2.8%
Baxter International, Inc. ....      140,000        9,843,750
Becton, Dickinson & Company....      230,000        6,598,125
Guidant Corporation*...........      100,000        4,950,000
Medtronic, Inc. ...............      250,000       12,453,125
                                               --------------
                                                   33,845,000
NATURAL GAS - 2.7%
Coastal Corporation............      270,000       16,436,250
Eron Corporation...............      100,000        6,450,000
Williams Companies, Inc. ......      230,000        9,588,125
                                               --------------
                                                   32,474,375
OIL - INTERNATIONAL - 3.7%
Chevron Corporation............      120,000       10,177,500
Exxon Mobil Corporation........      280,000       21,980,000
Royal Dutch Petroleum Company
  NY...........................      200,000       12,312,500
                                               --------------
                                                   44,470,000
PUBLISHING - 0.5%
McGraw-Hill Companies, Inc. ...      120,000        6,480,000
PUBLISHING - NEWSPAPER - 1.0%
Gannett Company, Inc. .........      125,000        7,476,562
Tribune Company................      150,000        5,250,000
                                               --------------
                                                   12,726,562
RETAIL - APPAREL - 0.2%
Gap, Inc.......................       60,000        1,875,000
RETAIL - BUILDING SUPPLIES - 0.9%
Home Depot, Inc................      225,000       11,235,937
RETAIL - DEPARTMENT STORES - 0.3%
Kohl's Corporation*............       70,000        3,893,750
RETAIL - DRUG STORES - 1.3%
Walgreen Company...............      500,000       16,093,750
RETAIL - FOOD CHAINS - 0.8%
Safeway, Inc.*.................      220,000        9,927,500

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES A (EQUITY) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
RETAIL - GENERAL MERCHANDISE - 3.2%
Costco Wholesale
  Corporation*.................       60,000   $    1,980,000
Target Corporation.............      200,000       11,600,000
Wal-Mart Stores, Inc...........      430,000       24,778,750
                                               --------------
                                                   38,358,750
SERVICES - ADVERTISING/
  MARKETING - 1.0%
Omnicom Group, Inc.............      140,000       12,468,750
SERVICES - COMPUTER SYSTEMS - 0.9%
Computer Sciences
  Corporation*.................      150,000       11,203,125
SERVICES - DATA PROCESSING - 0.4%
First Data Corporation.........      100,000        4,962,500
TELECOMMUNICATION - CELLULAR - 1.2%
Nextel Communications, Inc.*...       80,000        4,895,000
Sprint Corporation (PCS
  Group)*......................      160,000        9,520,000
                                               --------------
                                                   14,415,000
TELECOMMUNICATION - LONG
  DISTANCE - 2.5%
AT&T Corporation...............      180,000        5,692,500
Qwest Communications
  International, Inc.*.........       60,000        2,981,250
Sprint Corporation.............      150,000        7,650,000
WorldCom, Inc.*................      300,000       13,781,250
                                               --------------
                                                   30,105,000
TELEPHONE - 3.2%
BellSouth Corporation..........      225,000        9,590,625
GTE Corporation................      200,000       12,450,000
SBC Communications, Inc........      300,000       12,975,000
U S WEST, Inc..................       50,000        4,287,500
                                               --------------
                                                   39,303,125
UNIT INVESTMENT TRUST - 7.0%
Nasdaq-100 Shares*.............      400,000       37,275,000
Standard & Poor's Depositary
  Receipts.....................      330,000       47,942,813
                                               --------------
                                                   85,217,813
                                               --------------
  Total common stocks - 96.8%...............    1,178,530,948

                                  PRINCIPAL        MARKET
COMMERCIAL PAPER                   AMOUNT          VALUE
-------------------------------------------------------------
AEROSPACE/DEFENSE - 0.3%
Honeywell International, 6.50%,
  7-05-00......................  $ 4,400,000   $    4,396,822
BROKERAGE - 0.4%
Merrill Lynch & Company, Inc.,
  6.60%, 7-06-00...............    1,400,000        1,398,716
  6.54%, 7-12-00...............    3,200,000        3,193,605
                                               --------------
                                                    4,592,321
COMBINATION GAS & ELECTRIC - 0.5%
Baltimore Gas & Electric
  Company, 6.60%, 8-03-00......    4,000,000        3,975,800
Pacific Gas & Electric Company,
  6.52%, 7-10-00...............    2,000,000        1,996,740
                                               --------------
                                                    5,972,540
ELECTRIC UTILITIES - 0.6%
Duke Energy Corporation,
  6.48%, 7-07-00...............    3,000,000        2,996,760
  6.735%, 7-07-00..............    2,500,000        2,497,194
Potomac Electric Power Company,
  6.55%, 7-11-00...............    1,400,000        1,397,453
                                               --------------
                                                    6,891,407
FOOD PROCESSING - 0.4%
General Mills, Inc.,
  6.47%, 7-03-00...............    2,900,000        2,898,958
  6.985%, 7-03-00..............    1,500,000        1,499,418
                                               --------------
                                                    4,398,376
                                               --------------
  Total commercial paper - 2.2%.............       26,251,466
                                               --------------
  Total investments - 99.7%.................    1,213,094,914
  Cash and other assets, less
    liabilities - 0.3%......................        4,022,694
                                               --------------
  Total net assets - 100.0%.................   $1,217,117,608
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES P (HIGH YIELD)
                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
CORPORATE BONDS                   OF SHARES        VALUE
-------------------------------------------------------------
AEROSPACE/DEFENSE - 0.4%
Burke Industries, Inc.,
  10.00% - 2007................  $   200,000   $       70,500
AUTOMOTIVE - 4.2%
Federal-Mogul Corporation,
  7.50% - 2009.................  $    75,000           51,469
  7.875% - 2010................  $   200,000          139,500
Hayes Lemmerz International,
  Inc., 8.25% - 2008...........  $   250,000          211,250
Lear Corporation,
  7.96% - 2005.................  $   250,000          235,000
Mark IV Industries, Inc.,
  7.75% - 2006.................  $   200,000          198,250
                                               --------------
                                                      835,469
BANKING - 2.2%
BF SAUL REIT, 9.75% - 2008.....  $   175,000          150,938
FCB/NC Capital Trust I, 8.05% -
  2028.........................  $    75,000           61,969
Golden State Holdings, Inc.,
  7.125% - 2005................  $   200,000          178,500
Homeside, Inc.,
  11.25% - 2003................  $    50,000           54,125
                                               --------------
                                                      445,532
BEVERAGES - 1.2%
Canandaigua Brands, 8.625%,
  2006.........................  $   200,000          197,500
Delta Beverage Group, 9.75% -
  2003.........................  $    50,000           47,187
                                               --------------
                                                      244,687
BROKERAGE - 0.4%
S I Financing Trust I, 9.50% -
  2026(4)......................        3,500           88,375
BUILDING MATERIALS - 2.5%
American Plumbing & Mechanical,
  Inc., 11.625% - 2008.........  $   300,000          279,750
Knoll, Inc., 10.875% - 2006....  $    63,000           63,000
Nortek, Inc., 8.875% - 2008....  $   175,000          158,375
                                               --------------
                                                      501,125
CAPITAL GOODS - OTHER - 0.2%
Iron Mountain, Inc., 10.125% -
  2006.........................  $    50,000           50,000


                                  PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)        AMOUNT          VALUE
-------------------------------------------------------------
CONSTRUCTION MACHINERY - 4.0%
AGCO Corporation, 8.50% -
  2006.........................  $   200,000   $      183,750
Columbus McKinnon Corporation,
  8.50% - 2008.................      175,000          150,500
Navistar International, 8.00% -
  2008.........................      175,000          160,562
Sequa Corporation, 9.00%,
  2009.........................      200,000          192,000
Titan Wheel International,
  Inc., 8.75% - 2007...........      175,000          108,500
                                               --------------
                                                      795,312
CONSUMER CYCLICAL - OTHER - 0.0%
American Eco Corporation,
  9.625% - 2008*...............      200,000            8,000
CONSUMER PRODUCTS - 1.0%
Chattem, Inc., 8.875% - 2008...      250,000          200,000
ELECTRIC UTILITY - 2.7%
AES Corporation,
  10.25% - 2006................      100,000           99,750
Calpine Corporation, 8.75% -
  2007.........................      175,000          169,969
East Coast Power LLC,
  6.737% - 2008................      138,257          130,134
  7.066% - 2012................      150,000          138,000
                                               --------------
                                                      537,853
ENERGY - INDEPENDENT - 0.2%
Seagull Energy Corporation,
  8.625% - 2005................       50,000           49,000
ENERGY - OTHER - 0.6%
P&L Coal Holdings Corporation,
  8.875% - 2008................      125,000          117,812
ENERGY - REFINING - 1.0%
Crown Central Petroleum
  Corporation,
  10.875% - 2005...............      125,000          108,438
Giant Industries, Inc., 9.00% -
  2007.........................      100,000           90,750
                                               --------------
                                                      199,188
ENTERTAINMENT - 0.8%
Premier Parks, 9.75% - 2007....      175,000          169,094
FINANCIAL COMPANIES - 0.9%
CB Richard Ellis Services,
  Inc., 8.875% - 2006..........      150,000          127,500
Dollar Financial Group, Inc.,
  10.875% - 2006...............       50,000           48,500
                                               --------------
                                                      176,000

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES P (HIGH YIELD) (CONTINUED)
                                  PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)        AMOUNT          VALUE
-------------------------------------------------------------
FOOD - 1.0%
Nash-Finch Company, 8.50% -
  2008.........................  $   300,000   $      195,000
GAMING - 7.3%
Boyd Gaming Corporation,
  9.50% - 2007.................      225,000          216,000
Circus Circus Enterprise,
   6.75% - 2003................      150,000          137,625
   9.25% - 2005................      125,000          120,625
Harrahs Operating Company,
  Inc., 7.875% - 2005..........      200,000          188,000
Hollywood Park, Inc., 9.25% -
  2007.........................      150,000          149,250
Isle of Capri Casinos, Inc.,
  8.75% - 2009.................      150,000          138,750
MGM Grand, Inc.,
  6.95% - 2005.................      125,000          117,656
Mirage Resorts, Inc., 6.625% -
  2005.........................      150,000          138,750
Park Place Entertainment
  Corporation, 7.875% - 2005...      275,000          258,500
                                               --------------
                                                    1,465,156
HEALTHCARE - 2.0%
Genesis Health Ventures, Inc.,
  9.875% - 2009*...............      150,000           16,500
Multicare Companies, Inc.,
  9.00% - 2007*................      150,000            9,000
Packard BioScience Company,
  9.375% - 2007................       75,000           68,250
Prime Medical Services, Inc.,
  8.75% - 2008.................      100,000           83,000
Rural/Metro Corporation,
  7.875% - 2008................      150,000           63,000
Tenet Healthcare Corporation,
  8.125% - 2008................      175,000          160,125
                                               --------------
                                                      399,875
HOME CONSTRUCTION - 4.0%
D.R. Horton, Inc., 8.375% -
  2004.........................      125,000          118,125
M.D.C. Holdings, Inc., 8.375% -
  2008.........................      100,000           88,500
NVR, Inc., 8.00% - 2005........      225,000          207,000
Oakwood Homes Corporation,
  8.125% - 2009................      275,000           94,875
Standard Pacific Corporation,
  8.50% - 2009.................      225,000          202,500
Toll Corporation,
  7.75% - 2007.................      100,000           89,500
                                               --------------
                                                      800,500


                                  PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)        AMOUNT          VALUE
-------------------------------------------------------------
INSURANCE - 0.5%
GENAMERICA Capital, Inc.,
  8.525% - 2027................  $   100,000   $       99,250
LODGING - 3.6%
HMH Properties,
  7.875% - 2008................      250,000          224,375
  8.45% - 2008.................       50,000           46,312
Prime Hospitality Corporation,
  9.25% - 2006.................      180,000          177,300
Vail Resorts, Inc.,
  8.75% - 2009.................      300,000          279,000
                                               --------------
                                                      726,987
MEDIA - CABLE - 3.4%
Adelphia Communications
  Corporation, 8.375% - 2008...      100,000           88,375
  9.50% - 2004.................       21,694           20,935
Century Communications
  Corporation, 8.375% - 2007...       75,000           66,562
  9.50% - 2005.................      125,000          120,625
Diamond Holdings,
  9.125% - 2008................      150,000          138,750
Jones Intercable, Inc. 7.625% -
  2008.........................      200,000          195,250
Rogers Cablesystems, 9.625% -
  2002.........................       50,000           50,250
                                               --------------
                                                      680,747
MEDIA - NON-CABLE - 4.0%
Allbritton Communications
  Company, 9.75% - 2007........      100,000           96,000
Emmis Communications
  Corporation, 8.125% - 2009...      250,000          228,125
Hollinger International
  Publishing, 8.625% - 2005....      300,000          296,625
K-lll Communications
  Corporation, 10.25% - 2004...       20,000           20,000
USA Networks, Inc.,
  6.75% - 2005.................      175,000          166,031
                                               --------------
                                                      806,781
METALS - 3.1%
AK Steel Corporation, 7.875% -
  2009.........................      150,000          133,125
Bulong Operations,
  12.50% -2008.................      175,000           83,562
California Steel Industries,
  8.50% - 2009.................      300,000          274,500

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES P (HIGH YIELD) (CONTINUED)
                                  PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)        AMOUNT          VALUE
-------------------------------------------------------------
METALS (CONTINUED)
Wheeling-Pittsburgh
  Corporation, 9.25% - 2007....  $   100,000   $       76,500
WHX Corporation, 10.50% -2005..       75,000           58,500
                                               --------------
                                                      626,187
OIL FIELD SERVICES - 1.0%
Pioneer Natural Resources
  Company, 6.50% - 2008........      250,000          215,312
PACKAGING - 0.7%
Ball Corporation,
  7.75% - 2006.................      150,000          141,000
PAPER - 1.3%
Domtar, Inc., 8.75% - 2006.....      250,000          258,125
RETAILERS - 3.3%
Ames Department Stores, Inc.,
  10.00% - 2006................      300,000          181,500
Musicland Group, Inc., 9.00% -
  2003.........................      300,000          271,500
Zale Corporation,
  8.50% - 2007.................      225,000          211,500
                                               --------------
                                                      664,500
SERVICES - 1.8%
Loewen Group, Inc. - Pats,
  6.70% - 2000*................       75,000           25,500
Protection One Alarm, 7.375% -
  2005.........................      250,000          186,250
Unisys Corporation,
  7.875% - 2008................      175,000          163,625
                                               --------------
                                                      375,375
TECHNOLOGY - 1.5%
Amkor Technology, Inc., 9.25% -
  2006.........................      300,000          295,875
TELECOMMUNICATIONS - 13.1%
Alestra SA, 12.625% - 2009.....      300,000          271,125
Call-Net Enterprises, Inc.,
  9.375% - 2009................      150,000           92,250
Crown Castle International
  Corporation, 10.75% - 2011...      150,000          152,063
Exodus Communications, Inc.,
  11.625% - 2010...............      300,000          301,500
MasTec, Inc., 7.75% - 2008.....      300,000          276,000
McLeodUSA, Inc., 8.375% -2008..      175,000          161,000
MJD Communications, Inc.,
  9.50% - 2008.................      175,000          155,750
Orius Capital Corporation,
  12.75% - 2010................      300,000          309,000
Pac-West Telecom, Inc.,
  13.50% - 2009................      300,000          303,000


                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
CORPORATE BONDS (CONTINUED)       OF SHARES        VALUE
-------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
RCN Corporation, 10.00% -
  2007.........................  $   275,000   $      233,062
Satelites Mexicanos, Inc.,
  10.125% - 2004...............  $   125,000           83,750
Williams Communications Group,
  10.875% - 2009...............  $   300,000          293,250
                                               --------------
                                                    2,631,750
TEXTILES - 0.4%
WestPoint Steven, Inc.,
  7.875% -  2008...............  $   100,000           79,500
TOBACCO - 0.1%
DIMON, Inc., 8.875% - 2006.....  $    25,000           22,594
TRANSPORTATION - OTHER - 1.1%
Pegasus Aviation Lease
  Securitization,
  5.878% - 2029................  $   300,000          167,813
Teekay Shipping Corporation,
  8.32% - 2008.................  $    65,000           59,800
                                               --------------
                                                      227,613
                                               --------------
  Total corporate bonds - 75.5%.............       15,200,074

PREFERRED STOCKS
----------------
BANKS AND CREDIT - 0.1%
California Federal Bank,
  9.125%.......................        1,000           21,188
BROADCAST MEDIA - 0.9%
CSC Holdings Inc., 11.125%*....        1,027          108,069
Primedia, Inc., 10.00%.........          800           76,800
                                               --------------
                                                      184,869
                                               --------------
  Total preferred stocks - 1.0%.............          206,057

COMMON STOCKS
-------------
BROADCAST MEDIA - 0.2%
Infinity Broadcasting
  Corporation*.................        1,000           36,438
ENTERTAINMENT - 0.0%
Golden Books Family
  Entertainment, Inc.*.........        1,416            1,150
                                               --------------
  Total common stocks - 0.2%................           37,588
                                               --------------
  Total investments - 76.7%.................       15,443,719
  Cash and other assets, less liabilities -
    23.3%...................................        4,683,531
                                               --------------
  Total net assets - 100.0%.................   $   20,127,250
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES M (GLOBAL TOTAL RETURN)
                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
CORPORATE BONDS                   OF SHARES        VALUE
-------------------------------------------------------------
AUTOMOTIVE - 0.4%
Daimler Chrysler DCX, 6.40625%,
  2002(1, 3)...................  $    50,000   $       49,991
Daimler-Benz,
  5.125% - 2001(3).............  $   100,000           98,611
                                               --------------
                                                      148,602
BANKING - 0.2%
Wells Fargo Company, 7.01%,
  2001(1, 3)...................  $    65,000           65,092
FINANCIAL - 0.8%
American General Finance,
  6.875% - 2001(3).............  $    40,000           39,700
Columbia University, 5.89% -
   2000(3).....................  $    50,000           49,813
EOP Operating LP,
  6.625% - 2005(3).............  $    50,000           47,437
Ford Motor Credit Company,
  6.25% - 2000(3)..............  $   100,000           99,686
General Motors Acceptance
  Corporation,
  6.875% - 2004(2).............  $    60,000           91,047
                                               --------------
                                                      327,683
REAL ESTATE INVESTMENT
  TRUST - 0.2%
Spieker Properties LP, 6.80% -
   2004(3).....................  $    90,000           86,288
RETAILERS - 0.2%
Lowe's Companies, Inc., 6.70% -
   2007(3).....................  $    65,000           60,937
TELECOMMUNICATIONS - 0.2%
Level 3 Communications,
  10.75% -  2008(2,3)..........  $    20,000           17,964
WorldCom, Inc.,
  6.125% - 2001................  $    75,000           74,063
                                               --------------
                                                       92,027
                                               --------------
  Total corporate bonds - 2.0%..............          780,629

MUNICIPAL BONDS
---------------
CALIFORNIA - 0.1%
Los Angeles County, California
  Pension Obligation, 8.49% -
   2004(3).....................  $    40,000           41,738

COMMON STOCKS
-------------
AIRLINES - 0.3%
Delta Air Lines, Inc...........        2,300          116,294
AUTOMOBILES - 0.3%
Ford Motor Company(3)..........        2,800          120,400
AUTO PARTS & EQUIPMENT - 0.0%
Visteon Corporation*...........          367            4,445


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
BANKS - MAJOR REGIONAL - 0.2%
U.S. Bancorp(3)................        4,800   $       92,400
BEVERAGES - ALCOHOLIC - 0.7%
Anheuser-Busch Companies,
  Inc.(3)......................        3,800          283,813
BEVERAGES - SOFT DRINK - 0.3%
PepsiCo, Inc.(3)...............        3,000          133,313
BIOTECHNOLOGY - 0.6%
Genzyme Corporation*(3)........        3,600          213,975
BROADCAST MEDIA - 0.6%
AT&T Corporation - Liberty
  Media Group*(3)..............        9,000          218,250
COMMUNICATION EQUIPMENT - 1.5%
Comverse Technology,
  Inc.*(3).....................        1,900          176,700
Corning, Inc.(3)...............          400          107,950
Echostar Communications
  Corporation*(3)..............        3,100          102,639
VeriSign, Inc.*................        1,075          189,603
                                               --------------
                                                      576,892
COMPUTER HARDWARE - 2.1%
Dell Computer
  Corporation*(3)..............        5,500          271,219
Hewlett-Packard Company(3).....        2,100          262,237
International Business Machines
  Corporation(3)...............        2,400          262,950
                                               --------------
                                                      796,406
COMPUTERS - NETWORKING - 1.7%
Cisco Systems, Inc.*(3)........        8,700          550,819
3Com Corporation*(3)...........        1,600           92,200
                                               --------------
                                                      643,019
COMPUTERS - PERIPHERALS - 0.6%
EMC Corporation*(3)............        3,200          246,200
COMPUTER SOFTWARE/SERVICES - 3.3%
America Online, Inc.*(3).......        4,000          211,000
Exodus Communications,
  Inc.*(3).....................        1,600           73,700
Microsoft Corporation*(3)......        9,700          776,000
Oracle Corporation*(3).........        2,000          168,125
Phone.com, Inc.*(3)............          900           58,612
                                               --------------
                                                    1,287,437
CONTAINERS & PACKAGING - 0.3%
Temple-Inland, Inc.(3).........        3,000          126,000
ELECTRIC COMPANIES - 0.6%
Unicom Corporation(3)..........        6,300          243,731
ELECTRICAL EQUIPMENT - 1.1%
General Electric Company(3)....        8,100          429,300

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES M (GLOBAL TOTAL RETURN) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS - 3.1%
Analog Devices, Inc.(3)........        2,500   $      190,000
Intel Corporation(3)...........        4,100          548,119
JDS Uniphase Corporation*(3)...          800           95,900
Micron Technology, Inc.*(3)....        4,200          369,862
                                               --------------
                                                    1,203,881
FINANCIAL - DIVERSE - 1.4%
Citigroup, Inc.(3).............        8,750          527,187
FOODS - 0.4%
Nabisco Group Holdings
  Corporation..................        5,400          140,063
HEALTH CARE - DIVERSE - 0.4%
American Home Products
  Corporation(3)...............        2,500          146,875
HEALTH CARE - PHARMACEUTICALS
  - MAJOR - 2.1%
Forest Laboratories,
  Inc.*(3).....................        1,800          181,800
Immunex Corporation*...........        3,800          187,863
Pharmacia Corporation(3).......        8,300          429,006
                                               --------------
                                                      798,669
HOSPITAL MANAGEMENT - 0.3%
Tenet Healthcare
  Corporation*(3)..............        4,200          113,400
HOUSEHOLD PRODUCTS - 0.9%
Kimberly-Clark
  Corporation(3)...............        4,500          258,187
Procter & Gamble Company(3)....        1,800          103,050
                                               --------------
                                                      361,237
INSURANCE - BROKERS - 0.8%
Marsh & McLennan Companies,
  Inc.(3)......................        3,000          313,312
INSURANCE - MULTILINE - 0.8%
American International Group,
  Inc..........................        2,500          293,750
INVESTMENT BANK/BROKERAGE - 1.1%
Goldman Sachs Group, Inc.(3)...        1,400          132,825
Merrill Lynch & Company,
  Inc.(3)......................        2,500          287,500
                                               --------------
                                                      420,325
MANUFACTURING - DIVERSIFIED - 1.4%
Honeywell International,
  Inc.(3)......................        2,500           84,219
Tyco International, Ltd.(3)....        2,800          132,650
United Technologies
  Corporation(3)...............        5,300          312,037
                                               --------------
                                                      528,906
METALS & MINING - 0.1%
Freeport-McMoRan Copper & Gold,
  Inc.*(3).....................        6,200           56,575


                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
NATURAL GAS - 0.3%
El Paso Energy Corporation.....        2,500   $      127,344
OIL - INTERNATIONAL - 1.1%
Exxon Mobil Corporation(3).....        5,600          439,600
OIL & GAS - EXPLORATION &
  PRODUCTION - 0.5%
Suncor Energy, Inc.............        7,600          177,175
PAPER & FOREST PRODUCTS - 0.3%
Abitibi-Consolidated,
  Inc.(3)......................       11,200          105,000
RETAIL - FOOD CHAINS - 0.5%
Safeway, Inc.*(3)..............        4,100          185,013
RETAIL - GENERAL MERCHANDISE - 1.5%
Target Corporation(3)..........        2,000          116,000
Wal-Mart Stores, Inc.(3).......        7,700          443,712
                                               --------------
                                                      559,712
SERVICES - DATA PROCESSING - 0.3%
First Data Corporation.........        2,100          104,213
TELECOMMUNICATION - CELLULAR - 0.3%
VoiceStream Wireless
  Corporation*(3)..............        1,200          139,556
TELECOMMUNICATION - LONG
  DISTANCE - 1.6%
AT&T Corporation(3)............        4,800          151,800
Sprint Corporation (FON
  Group)(3)....................        3,200          163,200
WorldCom, Inc.*................        6,250          287,109
                                               --------------
                                                      602,109
TELEPHONE - 0.4%
Bell Atlantic
  Corporation*(3)..............        3,100          157,519
TOBACCO - 0.6%
Philip Morris Companies,
  Inc.(3)......................        8,200          217,813
                                               --------------
  Total common stocks - 34.4%...............       13,251,109

U.S. GOVERNMENT & GOVERNMENT
AGENCIES
--------
U.S. GOVERNMENT AGENCIES - 2.1%
Federal Home Loan Banks,
  5.625% - 2003(2,3)...........  $    40,000           59,067
Federal Home Loan Mortgages,
  6.00% - 2006(3)..............  $     7,591            7,559
  7.00% - 2029.................  $    49,995           48,332
  7.586% - 2030(3).............  $   145,155          146,703
                                               --------------
                                                      202,594

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES M (GLOBAL TOTAL RETURN) (CONTINUED)
U.S. GOVERNMENT &
GOVERNMENT AGENCIES               PRINCIPAL        MARKET
(CONTINUED)                        AMOUNT          VALUE
-------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (CONTINUED)
Federal National Mortgage
  Association,
  5.50% - 2003(2,3)............  $    90,000   $      131,946
  7.53% - 2010(3)..............       79,812           80,136
  6.50% - 2018(3)..............       17,738           17,626
  6.00% - 2029(3)..............       98,724           90,301
                                               --------------
                                                      320,009
Government National Mortgage
  Association,
  6.00% - 2009.................       91,828           89,223
  7.50% - 2029(3)..............       68,028           67,539
                                               --------------
                                                      156,762
Sallie Mae,
  6.34% - 2008(1,3)............       75,000           74,961
U.S. GOVERNMENT SECURITIES - 1.8%
U.S. Treasury Notes,
  6.50% - 2010.................      110,000          113,572
U.S. Treasury Bonds,
  7.25% - 2016(3)..............      135,000          148,542
  6.25% - 2023(3)..............      210,000          211,312
  6.125% - 2027(3).............      150,000          149,530
  5.50% - 2028(3)..............       60,000           55,031
  6.125% - 2029(3).............       10,000           10,109
                                               --------------
                                                      574,524
                                               --------------
  Total U.S. government & government agency
    securities - 3.9%.......................        1,501,489

MISCELLANEOUS ASSETS
--------------------
ASSET-BACKED SECURITIES - 1.2%
Capital Auto Receivables Asset
  Trust, 6.25% - 2003(3).......       25,000           24,805
Chase Manhattan Auto Owner
  Trust, 6.50% - 2001(3).......       89,963           89,689
Chase Manhattan Credit Card
  Master Trust, 7.04% - 2005...       75,000           74,871
Daimler Chrysler Auto Trust,
  6.76% - 2003.................       35,000           34,880
Ford Credit Auto Owner Trust,
  5.47% - 2001.................       39,613           39,492
  6.20% - 2002(3)..............      109,621          109,244
Honda Auto Lease Trust, 6.65% -
   2005........................       35,000           34,754
USAA Auto Loan Grantor Trust,
  6.10% - 2006(3)..............       43,232           42,684
                                               --------------
                                                      450,419


MISCELLANEOUS ASSETS              PRINCIPAL        MARKET
(CONTINUED)                        AMOUNT          VALUE
-------------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 0.3%
Advanta Mortgage Loan Trust,
  7.03% - 2029(1,3)............  $    56,972   $       56,977
Money Store Home Equity Trust,
  6.635% - 2014(3).............       41,833           41,619
Structured Assets Securities
  Company, 7.05% - 2001(1,3)...       33,035           33,066
                                               --------------
                                                      131,662
                                               --------------
  Total miscellaneous assets - 1.5%.........          582,081

FOREIGN CORPORATE BONDS
-----------------------
AUSTRALIA - 0.2%
National Australia Bank,
  6.72% -  2002(1,3)...........       80,000           79,812
GERMANY - 0.2%
KFW International Finance,
  5.75% - 2000(3)..............       85,000           84,432
JAPAN - 0.4%
KFW International
  Finance,1.00% -  2004(2,3)...   17,000,000          161,428
NETHERLANDS - 0.2%
Bank Nederlandse Gemeenten,
  3.00% - 2001(3)..............       55,000           53,673
UNITED KINGDOM - 1.0%
BG Transco plc, 5.375% -
  2009(2,3)....................       30,000           40,447
International Bank Recon. &
  Development,
  6.00% - 2000(3)..............      250,000          249,503
Royal Bank of Scotland plc,
  6.375% - 2011(3).............       40,000           35,550
Xerox Capital Europe plc,
  5.75% -  2002(3).............       65,000           62,731
                                               --------------
                                                      388,231
                                               --------------
  Total foreign corporate bonds - 2.0%......          767,576

FOREIGN GOVERNMENT ISSUES
-------------------------
DENMARK - 0.3%
Kingdom of Denmark, 7.00% -
   2004(2,3)...................      750,000          100,783
FINLAND - 0.6%
Finland Republic, 5.75% -
  2011(2,3)....................      260,000          254,993

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES M (GLOBAL TOTAL RETURN) (CONTINUED)
FOREIGN GOVERNMENT ISSUES         PRINCIPAL        MARKET
(CONTINUED)                        AMOUNT          VALUE
-------------------------------------------------------------
FRANCE - 1.7%
Treasury Note,
  3.00% - 2001(2,3)............       50,000   $       47,070
  3.50% - 2004(2)..............      480,000          434,601
O.A.T. Government Bond,
  4.00% - 2009(2,3)............       50,000           43,258
  6.00% - 2025(2,3)............      120,000          120,546
                                               --------------
                                                      645,475
GERMANY - 1.4%
Bundesschatzanweisungen,
  3.25% - 2000(2,3)............      100,000           95,590
Bundesrepublic Deutschland,
  6.875% - 2005(2,3)...........       50,000           51,331
  6.00% - 2006(2,3)............      160,000          159,376
  6.25% - 2024(2,3)............      148,000          154,696
  6.50% - 2027(2,3)............       65,000           70,283
                                               --------------
                                                      531,276
GREECE - 0.2%
Hellenic Republic,
  6.50% - 2014(2,3)............   27,000,000           78,846
ITALY - 1.6%
Italy BTPS,
  4.00% - 2004(2)..............      290,000          265,166
  4.75% - 2005(2,3)............      360,000          335,985
                                               --------------
                                                      601,151
MEXICO - 0.1%
United Mexican States,
  10.375% - 2009(3)............       25,000           26,775
  9.875% - 2010(3).............       15,000           15,765
                                               --------------
                                                       42,540
NORWAY - 0.2%
Norwegian Government, 5.50% -
   2009(2,3)...................      700,000           78,044
PHILIPPINES - 0.1%
Philippines Republic, 10.625% -
   2025(3).....................       26,000           22,230
SOUTH AFRICA - 0.1%
Republic of South Africa,
  13.00% -  2010(2)............      214,000           29,555
SPAIN - 0.4%
Kingdom of Spain, 4.25% -
  2002(2)......................      180,000          169,701
SWEDEN - 0.1%
Swedish Government, 9.00% -
   2009(2,3)...................      400,000           57,279
TRINIDAD - 0.0%
Republic of Trinidad & Tobago,
  9.75% - 2020.................       20,000           19,530


                                  PRINCIPAL
                                  AMOUNT OR
FOREIGN GOVERNMENT ISSUES          NUMBER          MARKET
(CONTINUED)                       OF SHARES        VALUE
-------------------------------------------------------------
TURKEY - 0.1%
Treasury Bill,
  27.91% - 2001(2,3)...........  24,000,000,000 $      31,690
UNITED KINGDOM - 0.4%
Abbey National Treasury,
  6.53875% - 2000(1,3).........      100,000           99,943
Treasury Note,
  5.75% - 2009(2)..............       35,000           55,191
                                               --------------
                                                      155,134
                                               --------------
  Total foreign government issues - 7.3%....        2,818,227

FOREIGN STOCKS
--------------
AUSTRALIA - 0.5%
Australia & New Zealand Banking
  Group, Ltd.(3)...............       25,062          192,755
BELGIUM - 0.3%
Fortis (Cl. B)(3)..............        3,700          108,107
CANADA - 0.4%
Canadian Satellite
  Communications, Inc.(3)......       10,800          171,290
FINLAND - 1.4%
Nokia Oyj(3)...................       10,400          532,867
FRANCE - 3.6%
Aventis S.A.(3)................        2,800          205,198
Axa(3).........................        2,000          316,338
Coflexip S.A. ADR(3)...........        2,900          175,450
Suez Lyonnaise des Eaux
  S.A.(3)......................          900          158,313
Compagnie Francaise d'Etudes et
  de Construction S.A.
  (Technip)(3).................        1,000          121,455
Total Fina Elf S.A.(3).........        2,400          369,483
Usinor S.A.(3).................        2,600           31,852
                                               --------------
                                                    1,378,089
GERMANY - 3.9%
Bayer AG(3)....................        6,065          237,673
Bayerische Motoren Werke
  AG(3)........................        8,600          260,921
Deutsche Bank AG(3)............        3,700          305,736
Deutsche Telekom AG(3).........        4,160          238,469
Epcos AG*(3)...................        1,100          110,181
Medigene AG*...................          210           13,789
Siemens AG(3)..................          700          106,021
SAP AG(3)......................          300           55,704
RWE AG(3)......................        6,100          163,729
                                               --------------
                                                    1,492,223

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES M (GLOBAL TOTAL RETURN) (CONTINUED)
                                   NUMBER          MARKET
FOREIGN STOCKS (CONTINUED)        OF SHARES        VALUE
-------------------------------------------------------------
HONG KONG - 0.8%
Hong Kong & China Gas Company,
  Ltd..........................       71,000   $       79,696
Hutchison Whampoa, Ltd.(3).....        6,600           82,973
Sun Hung Kai Properties,
  Ltd.(3)......................        9,000           64,654
Wharf (Holdings), Ltd..........       36,000           64,423
                                               --------------
                                                      291,746
IRELAND - 0.5%
Bank of Ireland(3).............       12,900           81,059
Ryanair Holdings plc ADR*(3)...        2,800          102,200
                                               --------------
                                                      183,259
ITALY - 1.1%
San Paolo - IMI SpA(3).........       11,000          196,024
Telecom Italia Mobile SpA(3)...       24,200          248,220
                                               --------------
                                                      444,244
JAPAN - 7.9%
Bank of Tokyo - Mitsubishi,
  Ltd.(3)......................        7,000           84,750
Banyu Pharmaceutical Company,
  Ltd.(3)......................        8,000          196,210
Canon, Inc.(3).................        6,000          299,419
DAI Nippon Printing Company,
  Ltd.(3)......................       10,000          176,646
Eisai Company, Ltd.(3).........        5,000          160,673
Fujisawa Pharmaceutical
  Company, Ltd.(3).............        6,000          243,278
Justsystem Corporation*(3).....        1,300           57,133
Murata Manufacturing Company,
  Ltd..........................        1,000          143,849
Nagase & Company, Ltd.(3)......       37,000          209,120
NEC Corporation(3).............       10,000          314,730
Nikko Securities Co.,
  Ltd.(3)......................       17,000          168,707
Nippon Telegraph & Telephone
  Corporation(3)...............           32          426,445
NTT DoCoMo, Inc.(3)............            3           81,376
Promise Company, Ltd.(3).......        1,800          142,564
Shizuoka Bank, Ltd.............       12,000          102,075
Softbank Corporation(3)........          600           81,660
Sony Corporation...............          800           74,855
Tokyo Style Company, Ltd.(3)...       10,000           94,513
                                               --------------
                                                    3,058,003
NETHERLANDS - 2.5%
Akzo Nobel N.V.(3).............        3,600          153,568
Ing Groep N.V.(3)..............        2,837          192,544
KPN N.V........................        5,800          260,480
Koninklijke (Royal) Philips
  Electronics N.V.(3)..........        7,376          349,289
                                               --------------
                                                      955,881


                                   NUMBER          MARKET
FOREIGN STOCKS (CONTINUED)        OF SHARES        VALUE
-------------------------------------------------------------
SINGAPORE - 0.7%
Overseas Union Bank, Ltd.(3)...       26,000   $      100,752
Venture Manufacturing,
  Ltd.(3)......................       15,000          152,689
                                               --------------
                                                      253,441
SPAIN - 1.4%
Empresa Nacional de
  Electricidad S.A.(3).........        9,700          188,665
Grupo Prisa S.A.*..............          637           14,838
Repsol YPF S.A.(3).............        6,100          121,920
Telefonica S.A.*(3)............        9,300          200,587
                                               --------------
                                                      526,010
SWEDEN - 1.9%
Gambro AB......................       22,500          184,700
Skandinaviska Enskilda Banken
  (Cl. A)(3)...................       24.140          287,610
Telefonaktiebolaget LM Ericsson
  AB...........................       13,400          266,594
                                               --------------
                                                      738,904
SWITZERLAND - 1.2%
Holderbank Financiere Glarus
  AG(3)........................          470          154,056
Nestle S.A.(3).................          160          321,259
                                               --------------
                                                      475,315
UNITED KINGDOM - 7.2%
3i Group plc(3)................        8,600          176,545
Abbey National plc(3)..........       11,700          139,221
AstraZeneca Group plc(3).......        8,500          397,111
BP Amoco plc(3)................       26,000          249,551
British Airways plc............       26,200          150,823
British American Tobacco(3)....       29,100          194,721
British Sky Broadcasting Group
  plc*(3)......................        3,900           75,987
British Telecommunications
  plc(3).......................        7,719           99,797
COLT Telecom Group plc(3)......        4,200          139,566
Dixons Group plc(3)............       27,285          110,496
Granada Group plc..............       13,000          127,925
Invensys plc(3)................       50,000          187,534
ScottishPower plc(3)...........        8,100           68,487
Smith & Nephew plc(3)..........       56,100          203,831
SmithKline Beecham plc(3)......       15,100          198,424
Vodafone AirTouch plc(3).......       62,750          254,593
                                               --------------
                                                    2,774,612
                                               --------------
  Total foreign stocks - 35.3%..............       13,576,746

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES M (GLOBAL TOTAL RETURN) (CONTINUED)
TEMPORARY CASH                    PRINCIPAL        MARKET
INVESTMENTS                        AMOUNT          VALUE
-------------------------------------------------------------
CERTIFICATE OF DEPOSIT - 0.3%
Svenska Handelsbanken NY,
  6.62% - 2001.................  $   100,000           99,662
REPURCHASE AGREEMENT - 8.1%
Paine Webber Treasury, 6.55%
  7-3-00(3)....................    3,134,000        3,134,000
  (Collateralized by U.S.
  Treasury Bond, 14.00% - 2011,
  with a value of $3,199,930)
U.S. GOVERNMENT SECURITIES - 3.6%
U.S. Treasury Bill,
  5.53% - 7/20/00(3)...........      100,000           99,742
  5.86% - 8/10/00..............      800,000          795,288
  5.59% - 9/14/00..............      500,000          494,250
                                               --------------
                                                    1,389,280
                                               --------------
  Total temporary cash investments -12.0%...        4,622,942

                                  PRINCIPAL        MARKET
COMMERCIAL PAPER                   AMOUNT          VALUE
-------------------------------------------------------------
CHEMICALS - DIVERSIFIED - 0.3%
E.I. du Pont de Nemours &
  Company, 6.18% - 7/18/00.....  $   100,000   $       99,692
                                               --------------
  Total investments - 98.8%.................       38,042,229
  Cash and other assets less
    liabilities - 1.2%......................          461,508
                                               --------------
  Total net assets - 100.0%.................   $   38,503,737
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES O (EQUITY INCOME)
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
AEROSPACE/DEFENSE - 1.8%
Boeing Company.................       17,400   $      727,537
Lockheed Martin Corporation....       90,600        2,248,013
                                               --------------
                                                    2,975,550
AUTO PARTS & EQUIPMENT - 0.9%
Dana Corporation...............       15,700          332,643
Genuine Parts Company..........       55,600        1,112,000
                                               --------------
                                                    1,444,643
BANKS - MAJOR REGIONAL - 7.3%
Bank One Corporation...........       57,467        1,526,467
Firstar Corporation............       32,800          690,850
FleetBoston Financial
  Corporation..................       70,220        2,387,480
KeyCorp........................       18,800          331,350
Mellon Financial Corporation...      107,700        3,924,319
Mercantile Bankshares
  Corporation..................       38,600        1,150,762
National City Corporation......       37,600          641,550
Wells Fargo Company............       37,800        1,464,750
                                               --------------
                                                   12,117,528
BANKS - MONEY CENTER - 1.8%
Bank of America Corporation....       22,900          984,700
J.P. Morgan & Company, Inc. ...       18,000        1,982,250
                                               --------------
                                                    2,966,950
BEVERAGES - ALCOHOLIC - 1.5%
Anheuser-Busch Companies,
  Inc. ........................       13,800        1,030,687
Brown-Forman Corporation (Cl.
  B)...........................       25,700        1,381,375
                                               --------------
                                                    2,412,062
BUILDING MATERIALS - 0.3%
Armstrong World Industries,
  Inc. ........................       29,300          448,656
CHEMICALS - BASIC - 1.5%
Dow Chemical Company...........       25,800          778,838
E.I. Du Pont de Nemours &
  Company......................       37,600        1,645,000
                                               --------------
                                                    2,423,838
CHEMICALS - DIVERSIFIED - 0.4%
PPG Industries, Inc. ..........       15,200          673,550
CHEMICALS - SPECIALTY - 2.2%
Great Lakes Chemical
  Corporation..................       39,000        1,228,500
Hercules, Inc. ................       60,300          847,969
International Flavors &
  Fragrances, Inc. ............       54,600        1,648,237
                                               --------------
                                                    3,724,706


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
COMMUNICATION EQUIPMENT - 0.3%
Motorola, Inc. ................       19,700   $      572,531
COMPUTER HARDWARE - 0.5%
Compaq Computer Corporation....       33,200          848,675
COMPUTER SOFTWARE/SERVICES - 1.4%
BMC Software, Inc.*............       15,500          565,508
Microsoft Corporation*.........       17,400        1,392,000
Unisys Corporation.............       21,500          313,093
                                               --------------
                                                    2,270,601
ELECTRIC COMPANIES - 4.8%
Duke Energy Corporation........       30,700        1,730,712
Entergy Corporation............       27,800          755,813
FirstEnergy Corporation........       51,157        1,195,794
Niagra Mohawk Holdings,
  Inc.*........................       35,100          489,207
Reliant Energy, Inc. ..........       35,300        1,043,556
Southern Company...............       58,000        1,352,125
Unicom Corporation.............       34,900        1,350,194
                                               --------------
                                                    7,917,401
ELECTRICAL EQUIPMENT - 1.6%
Cooper Industries, Inc. .......       12,988          422,921
Hubbell, Inc. (Cl. B)..........       43,600        1,111,800
Rockwell International
  Corporation..................       34,600        1,089,900
                                               --------------
                                                    2,624,621
ENTERTAINMENT - 1.2%
Walt Disney Company............       52,200        2,026,013
FINANCIAL - DIVERSE - 2.5%
Citigroup, Inc. ...............       34,750        2,118,813
Fannie Mae.....................       40,600        2,093,687
                                               --------------
                                                    4,212,500
FOODS - 6.6%
Campbell Soup Company..........       40,100        1,167,912
General Mills, Inc. ...........       79,700        3,048,525
Heinz (H.J.) Company...........       50,050        2,189,688
Hershey Foods Corporation......       47,400        2,307,788
Kellogg Company................       24,900          740,775
McCormick & Company, Inc. .....       48,100        1,563,250
                                               --------------
                                                   11,017,938

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES O (EQUITY INCOME) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
GOLD & PRECIOUS METALS MINING - 0.4%
Newmont Mining Corporation.....       31,300   $      676,863
HARDWARE & TOOLS - 0.7%
Stanley Works..................       48,200        1,144,750
HEALTH CARE - DIVERSE - 2.9%
Abbott Laboratories............       40,300        1,795,868
American Home Products
  Corporation..................       51,600        3,031,500
                                               --------------
                                                    4,827,368
HEALTH CARE - PHARMACEUTICALS
  - MAJOR - 2.2%
Merck & Company, Inc...........       13,700        1,049,763
Pharmacia Corporation..........       52,073        2,691,523
                                               --------------
                                                    3,741,286
HOUSEHOLD PRODUCTS - 3.0%
Fort James Corporation.........       72,000        1,665,000
Kimberly-Clark Corporation.....       41,400        2,375,325
Procter & Gamble Company.......       17,500        1,001,875
                                               --------------
                                                    5,042,200
HOUSEWARES - 0.8%
Fortune Brands, Inc............       39,300          906,356
Tupperware Corporation.........       20,100          442,200
                                               --------------
                                                    1,348,556
INSURANCE - LIFE & HEALTH - 2.6%
American General Corporation...       29,800        1,817,800
Lincoln National Corporation...       28,600        1,033,175
UnumProvident Corporation......       70,400        1,412,400
                                               --------------
                                                    4,263,375
INSURANCE - PROPERTY &
  CASUALTY - 2.5%
Chubb Corporation..............       24,700        1,519,050
SAFECO Corporation.............       45,400          902,325
St. Paul Companies, Inc........       50,304        1,716,624
                                               --------------
                                                    4,137,999
LEISURE TIME PRODUCTS - 0.4%
Hasbro, Inc....................       47,800          719,988
LODGING - HOTELS - 1.8%
Hilton Hotels Corporation......      100,200          939,375
Starwood Hotels & Resorts......       64,949        2,098,664
                                               --------------
                                                    3,038,039
MANUFACTURING - DIVERSIFIED - 1.7%
Eaton Corporation..............       12,700          850,900
Minnesota Mining &
  Manufacturing Company........       24,300        2,004,750
                                               --------------
                                                    2,855,650


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
MANUFACTURING - SPECIALIZED - 0.8%
Pall Corporation...............       70,900   $    1,311,650
MEDICAL PRODUCTS & SUPPLIES - 0.5%
Becton, Dickinson & Company....       26,600          763,088
METALS & MINING - 0.4%
Phelps Dodge Corporation.......       16,100          598,719
OIL - DOMESTIC - 1.5%
Amerada Hess Corporation.......       26,100        1,611,675
USX-Marathon Group.............       36,100          904,756
                                               --------------
                                                    2,516,431
OIL - INTERNATIONAL - 6.9%
Chevron Corporation............       30,300        2,569,818
Exxon Mobil Corporation........       54,984        4,316,244
Royal Dutch Petroleum Company
  NY...........................       37,500        2,308,594
Texaco, Inc....................       42,300        2,252,475
                                               --------------
                                                   11,447,131
OIL & GAS - DRILLING &
  EQUIPMENT - 0.8%
Baker Hughes, Inc..............       40,000        1,280,000
OIL & GAS - EXPLORATION &
  PRODUCTION - 1.2%
Unocal Corporation.............       59,100        1,957,688
PAPER & FOREST PRODUCTS - 1.2%
Consolidated Papers, Inc.......        4,400          160,875
International Paper Company....       60,920        1,816,177
                                               --------------
                                                    1,977,052
PERSONAL CARE - 0.5%
Gillette Company...............       24,700          862,956
PHOTOGRAPHY/IMAGING - 2.0%
Eastman Kodak Company..........       32,600        1,939,700
Xerox Corporation..............       67,900        1,408,925
                                               --------------
                                                    3,348,625
PUBLISHING - 0.6%
Reader's Digest Association,
  Inc..........................       26,100        1,037,475
PUBLISHING - NEWSPAPER - 1.5%
Dow Jones & Company, Inc.......       13,800        1,010,850
Knight-Ridder, Inc.............       28,800        1,531,800
                                               --------------
                                                    2,542,650
RAILROADS - 1.8%
Norfolk Southern Corporation...       83,800        1,246,525
Union Pacific Corporation......       48,300        1,796,156
                                               --------------
                                                    3,042,681

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES O (EQUITY INCOME) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
RETAIL - DEPARTMENT STORES - 0.8%
J.C. Penney Company, Inc.......       29,700   $      547,594
May Department Stores Company..       34,850          836,400
                                               --------------
                                                    1,383,994
RETAIL - SPECIALTY - 1.1%
Toys "R" Us, Inc.*.............      127,700        1,859,631
SERVICES - COMMERCIAL &
  CONSUMER - 1.1%
Dun & Bradstreet Corporation...       39,900        1,142,138
H & R Block, Inc. .............       23,300          754,338
                                               --------------
                                                    1,896,476
SPECIALTY PRINTING - 0.5%
R.R. Donnelley & Sons Company..       38,400          866,400
TELECOMMUNICATION - LONG
  DISTANCE - 0.6%
AT&T Corporation...............       29,550          934,519
TELEPHONE - 7.5%
ALLTEL Corporation.............       38,800        2,403,175
Bell Atlantic Corporation*.....       40,400        2,052,825
BellSouth Corporation..........       24,700        1,052,838
GTE Corporation................       43,600        2,714,100
SBC Communications, Inc. ......       80,552        3,483,874
U S WEST, Inc.*................        8,700          746,025
                                               --------------
                                                   12,452,837
TOBACCO - 1.5%
Philip Morris Companies,
  Inc. ........................       55,600        1,476,875
UST, Inc. .....................       63,900          938,531
                                               --------------
                                                    2,415,406
WASTE MANAGEMENT - 0.9%
Waste Management, Inc. ........       82,722        1,571,719
                                               --------------
  Total common stocks - 89.4%...............      148,540,965

                                  PRINCIPAL
                                  AMOUNT OR
REAL ESTATE INVESTMENT             NUMBER          MARKET
TRUSTS                            OF SHARES        VALUE
-------------------------------------------------------------
REAL ESTATE - 1.4%
Rouse Company..................       46,300   $    1,145,925
Simon Property Group, Inc. ....       60,636        1,345,361
                                               --------------
                                                    2,491,286

FOREIGN STOCKS
--------------
NETHERLANDS - 0.5%
Unilever N.V. - CVA............       17,400          801,457
UNITED KINGDOM - 4.0%
BP Amoco plc ADR...............       88,084        4,982,251
Imperial Chemical Industries
  plc ADR......................       17,400          536,138
Scottish Power plc ADR.........       18,268          610,836
Vodafone Airtouch plc ADR......       13,100          542,831
                                               --------------
                                                    6,672,056
                                               --------------
  Total foreign stocks - 4.5%...............        7,473,513

TEMPORARY CASH INVESTMENTS
--------------------------
T. Rowe Price Reserve
  Investment Fund - 0.3%.......  $   567,169          567,169
Vista Treasury Institutional
  Money Market Fund - 1.5%.....  $ 2,550,736        2,550,736
                                               --------------
  Total temporary cash investments - 1.8%...        3,117,905
                                               --------------
  Total investments - 97.3%.................      161,623,670
  Cash and other assets, less
    liabilities - 2.7%......................        4,556,373
                                               --------------
  Total net assets - 100.0%.................   $  166,180,043
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES Y (SELECT 25)
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
BROADCAST MEDIA - 7.3%
Clear Channel Communications,
  Inc.*........................       34,000   $    2,550,000
Univision Communications,
  Inc.* .......................       25,000        2,587,500
                                               --------------
                                                    5,137,500
COMMUNICATIONS EQUIPMENT - 8.0%
Comverse Technology, Inc.* ....       30,000        2,790,000
Nortel Networks Corporation....       41,600        2,839,200
                                               --------------
                                                    5,629,200
COMPUTER HARDWARE - 7.8%
Dell Computer Corporation*.....       61,400        3,027,787
Sun Microsystems, Inc.*........       27,400        2,491,687
                                               --------------
                                                    5,519,474
COMPUTER SOFTWARE/SERVICES - 3.8%
Microsoft Corporation*.........       33,800        2,704,000
COMPUTERS - NETWORKING - 3.7%
Cisco Systems, Inc.*...........       40,800        2,583,150
COMPUTERS - PERIPHERALS - 4.4%
EMC Corporation*...............       40,000        3,077,500
ELECTRICAL EQUIPMENT - 7.8%
General Electric Company.......       62,600        3,317,800
Sanmina Corporation*...........       25,800        2,205,900
                                               --------------
                                                    5,523,700
ELECTRONICS - SEMICONDUCTORS - 3.8%
Intel Corporation..............       20,000        2,673,750
FINANCIAL - DIVERSE - 3.4%
Citigroup, Inc. ...............       40,000        2,410,000
HEALTH CARE - PHARMACEUTICALS
  - MAJOR - 3.7%
Pfizer, Inc. ..................       55,000        2,640,000
HOUSEHOLD PRODUCTS - 4.1%
Colgate-Palmolive Company......       48,000        2,874,000
INSURANCE - MULTILINE - 3.8%
American International Group,
  Inc..........................       22,600        2,655,500


                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
LEISURE TIME PRODUCTS - 4.1%
Harley-Davidson, Inc. .........       75,000   $    2,887,500
MEDICAL PRODUCTS & SUPPLIES - 3.7%
Medtronic, Inc. ...............       53,000        2,640,062
RETAIL - BUILDING SUPPLIES - 3.9%
Home Depot, Inc. ..............       55,000        2,746,563
RETAIL - DRUG STORES - 4.1%
Walgreen Company...............       90,000        2,896,875
RETAIL - GENERAL MERCHANDISE - 3.6%
Wal-Mart Stores, Inc. .........       44,500        2,564,313
SERVICES - ADVERTISING/
MARKETING - 3.8%
Omnicom Group, Inc. ...........       30,000        2,671,875
SERVICES - COMPUTER SYSTEMS - 3.8%
Computer Sciences
  Corporation*.................       35,600        2,658,875
SERVICES - DATA PROCESSING - 3.8%
Automatic Data Processing,
  Inc. ........................       50,000        2,678,125
TELECOMMUNICATION - CELLULAR - 4.3%
Nextel Communications,
  Inc.* .......................       50,000        3,059,375
                                               --------------
  Total common stocks - 96.7%...............       68,231,337

COMMERCIAL PAPER
----------------
COMBINATION GAS & ELECTRIC - 1.4%
Baltimore Gas & Electric
  Company, 6.64% - 7-12-00.....  $ 1,000,000          997,971
ENTERTAINMENT - 1.4%
Walt Disney Company, 6.50% -
   7-7-00......................  $ 1,000,000          998,917
                                               --------------
  Total commercial paper - 2.8%.............        1,996,888
                                               --------------
  Total investments - 99.5%.................       70,228,225
  Cash and other assets, less
    liabilities - 0.5%......................          317,461
                                               --------------
  Total net assets - 100%...................   $   70,545,686
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES I (INTERNATIONAL)
                                   NUMBER          MARKET
FOREIGN STOCKS                    OF SHARES        VALUE
-------------------------------------------------------------
AUSTRALIA - 0.7%
Brambles Industries, Ltd.......        2,460   $       75,822
Telstra Corporation, Ltd.......       16,040           45,899
                                               --------------
                                                      121,721
BRAZIL - 1.0%
Embratel Paricipacoes
  S.A.(3)......................        1,800           42,525
Tele Norte Leste Participacoes
  S.A.(3)......................        1,943           45,903
Telecommunicacoes Brasilerias
  S.A. ADR(3)..................          810           78,671
                                               --------------
                                                      167,099
CANADA - 3.0%
Celestica, Inc.*...............        2,131          103,695
Nortel Networks Corporation....        3,520          243,979
Rogers Communications, Inc.
  (Cl. B)*.....................        5,530          156,566
                                               --------------
                                                      504,240
FINLAND - 3.4%
Jot Automation Group Oyj(3)....        9,690           64,929
Nokia Oyj ADR(3)...............        4,000          199,750
Sonera Oyj(3)..................        5,210          238,478
Tietoenator Oyj(3).............        2,060           69,016
                                               --------------
                                                      572,173
FRANCE - 12.5%
Alcatel........................        3,460          227,861
AXA-UAP(3).....................        1,298          205,303
Banque Nationale de Paris(3)...        1,930          186,490
Business Objects*(3)...........        1,003           88,389
Canal Plus(3)..................          468           78,958
Christian Dior S.A.(3).........          430           97,897
Societe Generale(3)............        3,770          227,677
Societe Television Francaise...        2,200          153,951
Suez Lyonnaise des Eaux
  S.A.(3)......................        1,400          246,264
Total Fina S.A. (Cl. B)(3).....        2,734          420,903
Vivendi(3).....................        2,000          177,245
                                               --------------
                                                    2,110,938


                                   NUMBER          MARKET
FOREIGN STOCKS (CONTINUED)        OF SHARES        VALUE
-------------------------------------------------------------
GERMANY - 7.5%
Bayer AG(3)....................        5,120   $      200,640
Bayerische Hypo und Vereinsbank
  AG(3)........................        2,020          131,015
Deutsche Lufthansa AG(3).......        5,610          130,195
Epcos AG*(3)...................        1,050          105,172
Intershop Communications
  AG*(3).......................          410          187,434
Muenchener Rueckversicherungs-
  Gesellschaft(3)..............          525          165,574
SAP AG(3)......................          770          142,974
Siemens AG(3)..................        1,286          194,776
                                               --------------
                                                    1,257,780
GREECE - 0.4%
Hellenic Telecommunications
  Organization S.A.............        2,400           58,800
HONG KONG - 2.2%
China Mobile (Hong Kong),
  Ltd.*(3).....................       16,900          149,048
Hutchison Whampoa, Ltd.(3).....       15,200          191,090
Li & Fung, Ltd.(3).............        6,900           34,521
                                               --------------
                                                      374,659
HUNGARY - 0.2%
OTP Bank RT....................          700           36,640
INDIA - 0.2%
Videsh Sanchar Nigam, Ltd.
  GDR..........................        1,900           29,688
IRELAND - 4.0%
Bank of Ireland(3).............       30,755          194,580
CRH plc(3).....................       13,070          236,796
Elan Corporation plc ADR*(3)...        4,900          237,344
                                               --------------
                                                      668,720
ISRAEL - 0.2%
Partner Communications Company,
  Ltd.(3)......................        4,200           39,900
ITALY - 5.5%
Eni SpA(3).....................       40,430          234,475
Finmeccanica SpA*..............       45,500           62,807
Riunione Adriatica di Sicurta
  SpA..........................        3,690           40,678
San Paolo - IMI SpA(3).........       11,475          204,489
Telecom Italia SpA(3)..........       13,510          186,490
Unicredito Italiano SpA(3).....       39,770          190,999
                                               --------------
                                                      919,938

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES I (INTERNATIONAL) (CONTINUED)
                                   NUMBER          MARKET
FOREIGN STOCKS (CONTINUED)        OF SHARES        VALUE
-------------------------------------------------------------
JAPAN - 10.8%
Fujitsu, Ltd.(3)...............        6,000   $      208,119
Furukawa Electric Company(3)...        7,000          146,543
Kyocera Corporation(3).........          900          153,027
Murata Manufacturing Company,
  Ltd.(3)......................        1,000          143,850
Nichiei Company, Ltd.(3).......        2,400           39,469
Nippon Telegraph & Telephone
  Corporation(3)...............           16          213,222
NTT DoCoMo, Inc.(3)............            5          135,627
Rohm Company, Ltd.(3)..........          400          117,197
Softbank Corporation...........          200           27,220
Sony Corporation(3)............        1,200          112,282
Takeda Chemical
  Industries(3)................        3,900          256,547
Toshiba Corporation(3).........       24,000          271,518
                                               --------------
                                                    1,824,621
MEXICO - 0.5%
Telefonos de Mexico S.A.
  ADR(3).......................        1,600           91,400
NETHERLANDS - 10.2%
ABN Amro Holding N.V. .........        3,661           90,052
Asm Lithography Holding
  N.V.*(3).....................        5,850          252,464
Buhrmann N.V.(3)...............        9,924          284,919
ING Groep N.V.(3)..............        4,980          337,987
Koninklijke (Royal) Philips
  Electronics N.V.(3)..........        5,040          238,668
Koninklijke Ahold N.V.(3)......        6,650          196,532
Koninklijke Numico N.V. .......        2,050           97,667
Stmicroelectronics N.V.*(3)....        3,420          219,521
                                               --------------
                                                    1,717,810
POLAND - 0.3%
Telekomunikacja Polska S.A.
  GDR*(3)......................        6,250           44,778
SINGAPORE - 1.6%
Charter Semiconductor
  Manufacturing, Ltd.*(3)......          880           79,200
DBS Group Holdings, Ltd. ......        6,000           77,039
Natsteel Electronics, Ltd. ....       16,400           50,272
Singapore Press Holdings
  Ltd. ........................        3,900           60,902
                                               --------------
                                                      267,413
SOUTH KOREA - 0.9%
Korea Telecom Corporation
  ADR(3).......................        1,500           72,563
Pohang Iron & Steel ADR(3).....          900           21,600
SK Telecom Company, Ltd.(3)....        1,800           65,363
                                               --------------
                                                      159,526


                                   NUMBER          MARKET
FOREIGN STOCKS (CONTINUED)        OF SHARES        VALUE
-------------------------------------------------------------
SPAIN - 5.7%
Altadis S.A....................        2,820   $       43,495
Banco Bilbao Vizcaya Argentaria
  S.A.(3)......................       13,276          199,168
Banco Popular Espanol S.A......        5,200          161,505
Banco Santander Central Hispano
  S.A.(3)......................       16,850          178,484
Grupo Prisa S.A.*..............        1,250           29,118
Telefonica S.A.*(3)............        8,788          189,544
Union Electrica Fenosa
  S.A.(3)......................        8,910          161,854
                                               --------------
                                                      963,168
SWEDEN - 1.2%
Sandvik AB(3)..................          330            6,960
Telefonaktiebolaget LM Ericsson
  AB ADR.......................       10,740          213,673
                                               --------------
                                                      220,633
SWITZERLAND - 4.6%
ABB, Ltd.(3)...................        1,684          202,202
Adecco S.A.(3).................          240          204,563
Nestle S.A.....................           65          130,512
Swiss Re.......................           28           57,254
Serono S.A.....................          152          127,126
Zurich Allied AG...............          100           49,566
                                               --------------
                                                      771,223
TAIWAN - 0.6%
China Unicom ADR*..............        1,870           39,738
Systex Corporation*............        3,000           31,950
Taiwan Semiconductor
  Manufacturing Company........        6,417           30,417
                                               --------------
                                                      102,105
TURKEY - 0.4%
Vestel Elektronik Sanayi ve
  Ticaret A.S.*................      120,180           36,374
Yapi ve Kredi Bankasi A.S......    3,488,392           38,854
                                               --------------
                                                       75,228

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES I (INTERNATIONAL) (CONTINUED)
                                   NUMBER          MARKET
FOREIGN STOCKS (CONTINUED)        OF SHARES        VALUE
-------------------------------------------------------------
UNITED KINGDOM - 13.9%
Barclays plc(3)................        7,100   $      176,279
BP Amoco plc ADR(3)............        3,050          172,516
Cable & Wireless plc(3)........       11,330          192,451
Celltech Group plc*(3).........        8,420          162,780
Colt Telecom Group plc(3)......        3,340          110,989
Imperial Tobacco Group plc.....        4,490           43,028
Reckitt Benckiser plc(3).......       28,800          320,026
Royal Bank of Scotland Group
  plc(3).......................       14,260          237,902
Scottish & Newcastle plc.......        9,810           80,123
Shell Transport & Trading
  Company(3)...................       40,110          337,617
Vodafone AirTouch plc(3).......      103,479          419,840
WPP Group plc..................        6,670           96,888
                                               --------------
                                                    2,350,439
UNITED STATES - 0.6%
UnitedGlobalCom, Inc.(3).......        2,106           98,456
                                               --------------
  Total foreign stocks - 92.1%..............       15,549,096

OPTIONS PURCHASED - 0.2%
------------------------
Nikkei 225 Call Option 5%,
  expires 12/08/00 strike price
  17,703.43....................           32           27,145
GBP Call Option, expires
  07/21/00 strike price 1.50...      275,000            3,850
                                               --------------
                                                       30,995
                                               --------------
  Total investments - 92.3%.................       15,580,090
  Cash & other assets, less
    liabilities - 7.7%......................        1,305,926
                                               --------------
  Total net assets - 100%...................   $   16,886,016
                                               ==============

INVESTMENT CONCENTRATION
-------------------------------------------------------------
At June 30, 2000, Series I's investment
  concentration, by industry, was as follows:
Advertising.................................             0.5%
Aerospace/Defense...........................             0.4%
Airlines....................................             0.8%
Banks & Credit..............................            15.8%
Broadcast Media.............................             2.1%
Building & Construction.....................             2.9%
Chemicals...................................             1.2%
Computer Software...........................             3.1%
Computer Systems............................             1.8%
Cosmetics...................................             0.6%
Electric Utilities..........................             1.0%
Electrical Equipment........................             2.5%
Electronics.................................             4.4%
Engineering.................................             1.2%
Entertainment...............................             0.5%
Financial Services..........................             2.3%
Food Processing.............................             1.4%
Food Wholesalers............................             1.2%
Health Care.................................             2.4%
Household Products..........................             1.9%
Industrial Services.........................             1.0%
Insurance...................................             2.1%
Manufacturing...............................             2.3%
Medical.....................................             1.5%
Metals & Minerals...........................             0.1%
Oil.........................................             6.9%
Pharmaceuticals.............................             0.8%
Semiconductors..............................             4.1%
Services....................................             2.9%
Telecommunications..........................            21.3%
Tobacco.....................................             0.5%
Transportation..............................             0.6%
Cash, call options and other assets, less
  liabilities...............................             7.9%
                                               --------------
                                                       100.0%
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES B (LARGE CAP VALUE)
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
AEROSPACE/DEFENSE - 0.7%
Boeing Company.................      125,000   $    5,226,563
ALUMINUM - 0.4%
Alcoa, Inc. ...................      100,000        2,900,000
AUTO PARTS & EQUIPMENT - 0.2%
Delphi Automotive Systems
  Corporation..................       80,000        1,165,000
Visteon Corporation*...........       19,640          238,134
                                               --------------
                                                    1,403,134
AUTOMOBILES - 1.1%
Ford Motor Company.............      150,000        6,450,000
General Motors Corporation.....       37,605        2,183,440
                                               --------------
                                                    8,633,440
BANKS - MAJOR REGIONAL - 6.6%
Bank of New York Company,
  Inc. ........................      200,000        9,300,000
Bank One Corporation...........      150,000        3,984,375
Fifth Third Bancorp............       70,000        4,427,500
Firstar Corporation............      125,000        2,632,812
FleetBoston Financial
  Corporation..................      250,000        8,500,000
PNC Financial Services Group...      100,000        4,687,500
SunTrust Banks, Inc. ..........       40,000        1,827,500
Wachovia Corporation...........       70,000        3,797,500
Wells Fargo & Company..........      273,600       10,602,000
                                               --------------
                                                   49,759,187
BANKS - MONEY CENTER - 3.4%
Bank of America Corporation....      300,000       12,900,000
Chase Manhattan Corporation....      187,500        8,636,719
J.P. Morgan & Company, Inc.....       40,000        4,405,000
                                               --------------
                                                   25,941,719
BEVERAGES - ALCOHOLIC - 0.6%
Anheuser-Busch Companies,
  Inc. ........................       57,000        4,257,188
BEVERAGES - SOFT DRINK - 0.5%
PepsiCo, Inc...................       77,700        3,452,793
BIOTECHNOLOGY - 0.6%
Amgen, Inc.*...................       69,000        4,847,250
BROADCAST MEDIA - 0.8%
Clear Channel Communications,
  Inc.*........................       50,000        3,750,000
Univision Communications,
  Inc.*........................       21,000        2,173,500
                                               --------------
                                                    5,923,500
BUILDING MATERIALS - 0.2%
Masco Corporation..............       80,000        1,445,000


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
CHEMICALS - BASIC - 2.0%
Air Products & Chemicals,
  Inc..........................       50,000   $    1,540,625
Dow Chemical Company...........       90,000        2,716,875
E.I. du Pont de Nemours &
  Company......................      161,200        7,052,500
Praxair, Inc...................       35,000        1,310,313
Rohm & Haas Company............       70,000        2,415,000
                                               --------------
                                                   15,035,313
COMMUNICATION EQUIPMENT - 2.4%
Motorola, Inc. ................      270,000        7,846,875
Nortel Networks Corporation....       50,000        3,412,500
Tellabs, Inc.*.................      100,000        6,843,750
                                               --------------
                                                   18,103,125
COMPUTER HARDWARE - 4.3%
Compaq Computer Corporation....      250,000        6,390,625
Dell Computer Corporation*.....      107,000        5,276,437
Hewlett-Packard Company........      100,000       12,487,500
International Business Machines
  Corporation..................       75,000        8,217,188
                                               --------------
                                                   32,371,750
COMPUTER SOFTWARE/SERVICES - 2.1%
Microsoft Corporation*.........      200,000       16,000,000
COMPUTER - NETWORKING - 0.5%
Cisco Systems, Inc.*...........       60,000        3,798,750
COMPUTER - PERIPHERALS - 0.6%
EMC Corporation*...............       60,000        4,616,250
CONSUMER FINANCE - 0.3%
Household International,
  Inc. ........................       60,000        2,493,750
DISTRIBUTION - FOOD & HEALTH - 0.7%
Cardinal Health, Inc. .........       70,000        5,180,000
ELECTRICAL EQUIPMENT - 3.3%
Emerson Electric Company.......      100,000        6,037,500
General Electric Company.......      300,000       15,900,000
Sanmina Corporation*...........       33,000        2,821,500
                                               --------------
                                                   24,759,000
ELECTRONICS - INSTRUMENTATION - 0.4%
Agilent Technologies, Inc.*....       38,140        2,812,825
ELECTRONICS - SEMICONDUCTORS - 1.7%
Intel Corporation..............       70,000        9,358,125
Texas Instruments, Inc. .......       46,000        3,159,625
                                               --------------
                                                   12,517,750

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES B (LARGE CAP VALUE) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
ENTERTAINMENT - 2.9%
Viacom, Inc.*..................      174,650   $   11,908,947
Walt Disney Company*...........      250,000        9,703,125
                                               --------------
                                                   21,612,072
EQUIPMENT - SEMICONDUCTORS - 0.5%
Applied Materials, Inc.*.......       44,000        3,987,500
FINANCIAL - DIVERSE - 8.2%
American Express Company.......      150,000        7,818,750
Citigroup, Inc. ...............      450,000       27,112,500
Fannie Mae.....................      170,000        8,871,875
Freddie Mac....................      142,900        5,787,450
Morgan Stanley Dean Witter &
  Company......................      150,000       12,487,500
                                               --------------
                                                   62,078,075
HEALTH CARE - DIVERSE - 3.3%
American Home Products
  Corporation..................      200,000       11,750,000
Bristol-Myers Squibb Company...       74,400        4,333,800
Johnson & Johnson..............       83,500        8,506,563
                                               --------------
                                                   24,590,363
HEALTH CARE - PHARMACEUTICALS - MAJOR - 2.9%
Merck & Company, Inc. .........      108,500        8,313,812
Pharmacia Corporation..........      150,000        7,753,125
Schering-Plough Corporation....      115,000        5,807,500
                                               --------------
                                                   21,874,437
HOSPITAL MANAGEMENT - 0.4%
HCA-Healthcare Corporation.....      100,000        3,037,500
HOUSEHOLD PRODUCTS - 1.2%
Clorox Company.................       40,000        1,792,500
Colgate-Palmolive Company......       49,500        2,963,812
Kimberly-Clark Corporation.....       81,000        4,647,375
                                               --------------
                                                    9,403,687
HOUSEWARES - 0.2%
Newell Rubbermaid, Inc. .......       60,000        1,545,000
INSURANCE - BROKERS - 0.4%
Marsh & Mclennan Companies,
  Inc. ........................       30,000        3,133,125
INSURANCE - LIFE/HEALTH - 1.3%
AFLAC, Inc. ...................       40,000        1,837,500
American General Corporation...      125,000        7,625,000
                                               --------------
                                                    9,462,500
INSURANCE - MULTILINE - 3.1%
American International Group,
  Inc. ........................      200,000       23,500,000


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
INSURANCE - PROPERTY & CASUALTY - 0.2%
Chubb Corporation..............       30,000   $    1,845,000
INVESTMENT BANK/BROKERAGE - 0.9%
Merrill Lynch & Company,
  Inc. ........................       60,000        6,900,000
LEISURE TIME PRODUCTS - 0.3%
Harley-Davidson, Inc. .........       57,000        2,194,500
LODGING - HOTELS - 0.3%
Carnival Corporation...........      100,000        1,950,000
MACHINERY - DIVERSE - 1.0%
Deere & Company................      107,600        3,981,200
Ingersoll-Rand Company.........       80,200        3,228,050
                                               --------------
                                                    7,209,250
MANUFACTURING - DIVERSIFIED - 3.4%
Honeywell International,
  Inc. ........................      100,000        3,368,750
Illinois Tool Works, Inc. .....       50,000        2,850,000
Minnesota Mining &
  Manufacturing Company........       75,000        6,187,500
Textron, Inc. .................       50,000        2,715,625
Tyco International, Ltd. ......       92,000        4,358,500
United Technologies
  Corporation..................      100,000        5,887,500
                                               --------------
                                                   25,367,875
MEDICAL PRODUCTS & SUPPLIES - 1.1%
Baxter International, Inc. ....       60,000        4,218,750
Becton, Dickinson & Company....       60,000        1,721,250
Medtronic, Inc. ...............       50,000        2,490,625
                                               --------------
                                                    8,430,625
NATURAL GAS - 1.5%
El Paso Energy Corporation.....      100,000        5,093,750
Enron Corporation..............       70,000        4,515,000
Williams Companies, Inc. ......       50,000        2,084,375
                                               --------------
                                                   11,693,125
OIL - DOMESTIC - 0.7%
Phillips Petroleum Company.....      100,000        5,068,750
OIL - INTERNATIONAL - 9.8%
BP Amoco Plc ADR...............      123,000        6,957,187
Chevron Corporation............       91,600        7,768,825
Exxon Mobil Corporation........      450,000       35,325,041
Royal Dutch Petroleum
  Company......................      250,000       15,390,625
Texaco, Inc. ..................      151,100        8,046,075
                                               --------------
                                                   73,487,753
OIL & GAS - DRILLING &
  EQUIPMENT - 1.4%
Halliburton Company............      150,000        7,078,125
Schlumberger, Ltd. ............       50,000        3,731,250
                                               --------------
                                                   10,809,375

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

SERIES B (LARGE CAP VALUE) (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
OIL & GAS - EXPLORATION &
  PRODUCTION - 0.9%
Unocal Corporation.............      200,000   $    6,625,000
PAPER & FOREST PRODUCTS - 0.8%
International Paper Company....      100,000        2,981,250
Weyerhaeuser Company...........       80,000        3,440,000
                                               --------------
                                                    6,421,250
PHOTOGRAPHY/IMAGING - 0.6%
Eastman Kodak Company..........       45,000        2,677,500
Xerox Company..................       85,000        1,763,750
                                               --------------
                                                    4,441,250
PUBLISHING - NEWSPAPER - 0.8%
Gannett Company, Inc. .........      100,000        5,981,250
RAILROADS - 0.4%
Burlington Northern Santa Fe
  Corporation..................       70,000        1,605,625
Union Pacific Corporation......       40,000        1,487,500
                                               --------------
                                                    3,093,125
RESTAURANTS - 1.0%
McDonald's Corporation*........      225,000        7,410,937
RETAIL - BUILDING SUPPLIES - 0.9%
Home Depot, Inc................       74,000        3,695,375
Loew's Companies, Inc..........       70,000        2,874,375
                                               --------------
                                                    6,569,750
RETAIL - DEPARTMENT STORES - 0.4%
May Department Stores Company..       60,000        1,440,000
J.C. Penney Company, Inc.......      100,000        1,843,750
                                               --------------
                                                    3,283,750
RETAIL - DRUG STORES - 0.3%
CVS Corporation................       50,000        2,000,000
RETAIL - FOOD CHAINS - 0.5%
Safeway, Inc.*.................       79,200        3,573,900
RETAIL - GENERAL MERCHANDISE - 1.9%
Costco Wholesale
  Corporation*.................       60,000        1,980,000
Target Corporation.............       59,300        3,439,400
Wal-Mart Stores, Inc...........      150,000        8,643,750
                                               --------------
                                                   14,063,150
SAVINGS & LOANS - 0.3%
Washington Mutual, Inc.........       90,000        2,598,750
SERVICES - ADVERTISING - 0.5%
Omnicom Group, Inc.............       40,000        3,562,500


                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
SERVICES - COMPUTER - 0.6%
Computer Sciences
  Corporation*.................       25,000   $    1,867,188
Electronic Data Systems
  Corporation..................       60,000        2,475,000
                                               --------------
                                                    4,342,188
SERVICES - DATA PROCESSING - 0.3%
Automatic Data Processing,
  Inc..........................       43,500        2,329,969
TELECOMMUNICATION - CELLULAR - 0.4%
Nextel Communications, Inc.....       50,000        3,059,375
TELECOMMUNICATION - LONG
  DISTANCE - 4.3%
AT&T Corporation...............      400,000       12,650,000
Sprint Corporation.............      120,000        6,120,000
WorldCom, Inc.*................      304,800       14,001,750
                                               --------------
                                                   32,771,750
TELEPHONE - 4.9%
ALLTEL Corporation.............       60,000        3,716,250
Bell Atlantic Corporation......      250,000       12,703,125
BellSouth Corporation..........      272,000       11,594,000
SBC Communications, Inc........      200,000        8,650,000
                                               --------------
                                                   36,663,375
                                               --------------
  Total common stocks - 98.2%...............      739,450,068

COMMERCIAL PAPER
----------------
AEROSPACE/DEFENSE - 0.5%
Honeywell International, Inc.,
  6.50% - 7-05-00..............  $ 3,900,000        3,897,183
COMBINATION GAS & ELECTRIC - 0.4%
Baltimore Gas & Electric
  Company,
  6.62% - 7-11-00..............  $ 2,000,000        1,996,322
  6.60% - 8-03-00..............  $ 1,000,000          993,950
                                               --------------
                                                    2,990,272
COMPUTER SYSTEMS - 0.3%
International Business Machines
  Corporation, - 6.53% -
    7-07-00....................  $ 2,100,000        2,097,715
FOOD PROCESSING - 0.4%
General Mills, Inc., - 6.47% -
   7-03-00.....................  $ 3,000,000        2,998,922
                                               --------------
  Total commercial paper - 1.6%.............       11,984,092
                                               --------------
  Total investments - 99.8%.................      751,434,160
  Cash and other assets, less
    liabilities - 0.2%......................        1,362,121
                                               --------------
  Total net assets - 100.0%.................   $  752,796,281
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

  The identified cost of investments owned at June 30, 2000, was the same for federal income tax and financial statement purposes.

* Non-income producing security

ADR (American Depositary Receipt)

(1) Variable rate security. Rate indicated is rate effective at June 30, 2000.

(2) Principal amount on foreign bond is reflected in local currency (e.g., Danish krone) while market value is reflected in U.S. dollars.

(3) Security is segregated as collateral for futures or forward contracts.

(4) Trust preferred securities - securities issued by financial institutions to augment their tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.

(5) Deferred interest obligation currently zero under terms of initial offering.

                            See accompanying notes.
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2000
(UNAUDITED)

                                           SERIES V       SERIES X       SERIES J                        SERIES K
                                           (MID CAP      (SMALL CAP      (MID CAP       SERIES D     (GLOBAL STRATEGIC
                                            VALUE)        GROWTH)        GROWTH)        (GLOBAL)          INCOME)
ASSETS
Investments, at value (identified cost:
  $63,955,719, $87,997,543,
  $388,163,321, $477,583,307, and
  $11,424,285 respectively).............  $71,098,807   $104,830,269   $574,631,310   $597,324,702      $10,993,652
Cash denominated in a foreign currency,
  at value (identified cost $0, $0, $0,
  $98,700 $0 respectively)..............           --             --             --         98,681               --
Cash....................................      907,617     12,621,903        245,964     12,423,223           18,544
Receivables:
  Securities sold.......................           --      4,460,771      1,873,409     10,366,972           32,264
  Interest..............................        3,621         59,787          8,434         73,959          225,226
  Dividends.............................       47,138          2,420        152,517        619,948               --
Foreign taxes recoverable...............           --             --             --        340,311            2,081
Prepaid Expenses........................        4,553          4,779         39,163         48,824            2,862
                                          -----------   ------------   ------------   ------------      -----------
    Total assets........................  $72,061,736   $121,979,929   $576,950,797   $621,296,620      $11,274,629
                                          -----------   ------------   ------------   ------------      -----------

LIABILITIES
Payable for:
  Securities purchased..................  $ 1,406,851   $  6,578,810   $  1,092,673   $  5,952,785      $    24,334
  Variation margin......................           --             --             --             --              509
  Net unrealized depreciation on forward
    foreign exchange contracts..........           --             --             --             --           52,934
  Written options.......................      203,344             --      2,099,506             --               --
  Management fees.......................       41,757         89,437        348,842        500,723            6,807
  Custodian fees........................        1,639          5,195          6,825          5,971            1,483
  Transfer and administration fees......        2,687          8,214         21,343         73,084            5,720
  Professional fees.....................           --          2,633            897          9,697            3,480
  Other payables........................        2,700            452          8,322          1,935              222
                                          -----------   ------------   ------------   ------------      -----------
    Total liabilities...................    1,658,978      6,684,741      3,578,408      6,544,195           95,489
                                          -----------   ------------   ------------   ------------      -----------
NET ASSETS..............................  $70,402,758   $115,295,188   $573,372,389   $614,752,425      $11,179,140
                                          ===========   ============   ============   ============      ===========
NET ASSETS CONSIST OF:
Paid in capital.........................  $57,749,481   $102,267,575   $319,985,015   $360,844,391      $11,706,163
Accumulated undistributed net investment
  income (loss).........................       81,082       (176,183)      (674,643)      (224,552)         392,302
Accumulated undistributed net realized
  gain (loss) on sale of investments,
  futures, and foreign currency
  transactions..........................    5,365,752     (3,628,930)    67,248,695    134,378,717         (435,133)
Net unrealized appreciation in value of
  investments, futures and translation
  of assets and liabilities in foreign
  currency..............................    7,206,443     16,832,726    186,813,322    119,753,869         (484,192)
                                          -----------   ------------   ------------   ------------      -----------
    Total net assets....................  $70,402,758   $115,295,188   $573,372,389   $614,752,425      $11,179,140
                                          ===========   ============   ============   ============      ===========
Capital shares authorized...............   indefinite     indefinite     indefinite     indefinite       indefinite

Capital shares outstanding..............    3,649,875      5,250,929     16,825,280     61,634,602        1,129,514

Net asset value per share (net assets
  divided by shares outstanding)........  $     19.29   $      21.96   $      34.08   $       9.97      $      9.90
                                          ===========   ============   ============   ============      ===========

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000
(UNAUDITED)

                                             SERIES C        SERIES S                     SERIES G        SERIES E
                                              (MONEY         (SOCIAL        SERIES T     (LARGE CAP     (DIVERSIFIED
                                              MARKET)       AWARENESS)    (TECHNOLOGY)    GROWTH)          INCOME)
ASSETS
Investments, at value ($133,938,003,
  $165,481,073, $11,862,452, $6,144,456
  and $117,850,853 respectively).........  $ 133,981,444   $249,978,676   $12,254,658    $6,298,688     $112,290,324
Cash.....................................        103,664      1,152,301            --             9        4,780,071
Receivables:
  Securities sold........................         44,720        943,195       223,623            --              268
  Interest...............................        356,611          6,175            --            --        1,829,550
  Dividends..............................             --        122,399           336         1,459               --
Prepaid Expenses.........................          8,489         27,779            --            --           15,079
                                           -------------   ------------   -----------    ----------     ------------
    Total assets.........................  $ 134,494,928   $252,230,525   $12,478,617    $6,300,156     $118,915,292
                                           -------------   ------------   -----------    ----------     ------------

LIABILITIES
Cash overdraft...........................  $          --   $         --   $       210    $       --     $         --
Payable for:
  Securities purchased...................             --      1,914,250     1,747,692        46,962               --
  Management fees........................         55,963        153,102         6,545         4,745           72,752
  Custodian fees.........................          1,893          3,038           135           954            3,793
  Transfer and administration fees.......          5,506          9,628         2,881           476            4,820
  Professional fees......................          3,978          7,458         1,214         1,214            4,972
  Other payables.........................          3,256          2,667            64            65            2,642
                                           -------------   ------------   -----------    ----------     ------------
    Total liabilities....................         70,596      2,090,143     1,758,741        54,416           88,979
                                           -------------   ------------   -----------    ----------     ------------
NET ASSETS...............................  $ 134,424,332   $250,140,382   $10,719,876    $6,245,740     $118,826,313
                                           =============   ============   ===========    ==========     ============
NET ASSETS CONSIST OF:
Paid in capital..........................  $ 130,096,536   $165,020,888   $10,356,596    $6,099,587     $139,459,678
Accumulated undistributed net investment
  income (loss)..........................      4,284,355        (71,283)      (15,168)       (8,078)       4,962,213
Accumulated undistributed net realized
  gain (loss) on sale of investments,
  futures, and foreign currency
  transactions...........................             --        673,174       (13,758)           --      (20,235,049)
Net unrealized appreciation
  (depreciation) in value of investments,
  futures and translation of assets and
  liabilities in foreign currency........         43,441     84,517,603       392,206       154,231       (5,360,529)
                                           -------------   ------------   -----------    ----------     ------------
    Total net assets.....................  $ 134,424,332   $250,140,382   $10,719,876    $6,245,740     $118,826,313
                                           =============   ============   ===========    ==========     ============
Capital shares authorized................     indefinite     indefinite    indefinite    indefinite       indefinite

Capital shares outstanding...............     10,854,135      7,703,399     1,046,777       611,859       11,085,530

Net asset value per share (net assets
  divided by shares outstanding).........  $       12.38   $      32.47   $     10.24    $    10.21     $      10.72
                                           =============   ============   ===========    ==========     ============

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000
(UNAUDITED)

                                         SERIES N            SERIES W
                                      (MANAGED ASSET   (MAIN STREET GROWTH &       SERIES H           SERIES L
                                       ALLOCATION)          INCOME)(R)         (ENHANCED INDEX)   (CAPITAL GROWTH)
ASSETS
Investments, at value (identified
  cost $80,013,837, $13,682,683,
  $36,653,788 and $7,823,075
  respectively).....................   $92,818,249          $13,779,058          $38,785,311         $7,841,421
Cash denominated in a foreign
  currency, at value (identified
  cost $647, $0, $0, and $0
  respectively).....................           645                   --                   --                 --
Cash................................            --                   --            3,714,025                 --
Receivables:
  Securities sold...................     1,104,951               20,520               18,763             57,858
  Variation margin..................            --                   --               46,400                 --
  Interest..........................       540,571                   --               16,554              1,166
  Dividends.........................       190,877                4,905               28,494                 --
Foreign taxes recoverable...........        15,487                   --                   --                 --
Prepaid Expenses....................        23,325                   --                2,882                 --
                                       -----------          -----------          -----------         ----------
    Total assets....................   $94,694,106          $13,804,483          $42,612,429         $7,900,445
                                       -----------          -----------          -----------         ----------

LIABILITIES
Cash overdraft......................   $        --          $    43,994          $        --         $       20
Payable for:
  Securities purchased..............       271,689              346,249              214,456             39,991
  Management fees...................        77,461                9,741               25,497              5,501
  Custodian fees....................            --                  970               11,318                 92
  Transfer and administration
    fees............................        11,590                  962                3,217                553
  Professional fees.................         5,469                1,214                2,733              1,214
  Miscellaneous.....................         4,719                   65                   86                 64
                                       -----------          -----------          -----------         ----------
    Total liabilities...............       370,928              403,195              257,307             47,435
                                       -----------          -----------          -----------         ----------
NET ASSETS..........................   $94,323,178          $13,401,288          $42,355,122         $7,853,010
                                       ===========          ===========          ===========         ==========
NET ASSETS CONSIST OF:
Paid in capital.....................   $73,214,508          $13,386,544          $40,053,787         $7,876,044
Accumulated undistributed net
  investment income (loss)..........     1,357,870                3,638              121,314             (3,761)
Accumulated undistributed net
  realized gain (loss) on sale of
  investments, futures, and foreign
  currency transactions.............     6,946,257              (85,236)             138,611            (37,619)
Net unrealized appreciation in value
  of investments, futures and
  translation of assets and
  liabilities in foreign currency...    12,804,543               96,342            2,041,410             18,346
                                       -----------          -----------          -----------         ----------
    Total net assets................   $94,323,178          $13,401,288          $42,355,122         $7,853,010
                                       ===========          ===========          ===========         ==========
Capital shares authorized...........    indefinite           indefinite           indefinite         indefinite

Capital shares outstanding..........     5,492,884            1,342,617            3,820,088            790,790

Net asset value per share (net
  assets divided by shares
  outstanding)......................   $     17.17          $      9.98          $     11.09         $     9.93
                                       ===========          ===========          ===========         ==========

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000
(UNAUDITED)

                                                           SERIES Q                                        SERIES M
                                                          (SMALL CAP       SERIES A        SERIES P     (GLOBAL TOTAL
                                                            VALUE)         (EQUITY)      (HIGH YIELD)      RETURN)
ASSETS
Investments, at value (identified cost $5,996,588,
  $783,118,727, $17,919,168 and $37,114,255
  respectively).........................................  $5,958,993    $1,213,094,914   $15,443,719     $38,042,229
Cash denominated in a foreign currency, at value
  (identified cost $0, $0, $0, and $738 respectively)...          --                --            --             738
Cash....................................................       3,663         1,009,529     4,598,803             997
Receivables:
  Securities sold.......................................      43,061         3,206,851            --         273,822
  Variation margin......................................          --                --            --          97,079
  Net unrealized appreciation of forward foreign
    exchange contracts..................................          --                --            --           6,645
  Interest..............................................           6             4,457       399,737         139,536
  Dividends.............................................          --           567,371            --          39,504
Foreign taxes recoverable...............................          --                --            --          21,773
Prepaid Expenses........................................          --            89,148         1,713           4,316
                                                          ----------    --------------   -----------     -----------
    Total assets........................................  $6,005,723    $1,217,972,270   $20,443,972     $38,626,639
                                                          ----------    --------------   -----------     -----------

LIABILITIES
Payable for:
  Securities purchased..................................  $   52,101    $           --   $   300,000     $    39,777
  Variation margin......................................          --                --            --          36,597
  Written options.......................................      26,750                --            --              --
  Management fees.......................................       4,572           750,438        12,220          31,632
  Custodian fees........................................         970            12,964           852              --
  Transfer and administration fees......................         468            45,540           866           6,732
  Professional fees.....................................       1,214            21,416            --           4,375
  Other payables........................................          64            24,304         2,784           3,789
                                                          ----------    --------------   -----------     -----------
    Total liabilities...................................      86,139           854,662       316,722         122,902
                                                          ----------    --------------   -----------     -----------
NET ASSETS..............................................  $5,919,584    $1,217,117,608   $20,127,250     $38,503,737
                                                          ==========    ==============   ===========     ===========
NET ASSETS CONSIST OF:
Paid in capital.........................................  $6,005,302    $  625,403,851   $22,152,340     $32,252,452
Accumulated undistributed net investment income
  (loss)................................................      (8,041)        1,612,613       783,478         279,365
Accumulated undistributed net realized gain (loss) on
  sale of investments, futures, and foreign currency
  transactions..........................................     (48,849)      160,124,957      (333,119)      4,461,324
Net unrealized appreciation (depreciation) in value of
  investments, futures and translation of assets and
  liabilities in foreign currency.......................     (28,828)      429,976,187    (2,475,449)      1,510,596
                                                          ----------    --------------   -----------     -----------
    Total net assets....................................  $5,919,584    $1,217,117,608   $20,127,250     $38,503,737
                                                          ==========    ==============   ===========     ===========

Capital shares authorized...............................  indefinite        indefinite    indefinite      indefinite

Capital shares outstanding..............................     601,624        34,856,094     1,323,335       3,021,057

Net asset value per share (net assets divided by shares
  outstanding)..........................................  $     9.84    $        34.92   $     15.21     $     12.75
                                                          ==========    ==============   ===========     ===========

                            See accompanying notes.
--------------------------------------------------------------------------------

JUNE 30, 2000
(UNAUDITED)

                                                                                                           SERIES B
                                                         SERIES O         SERIES Y        SERIES I        (LARGE CAP
                                                      (EQUITY INCOME)   (SELECT 25)    (INTERNATIONAL)      VALUE)
ASSETS
Investments, at value (identified cost $168,354,517,
  $64,310,283, $14,683,667 and $759,097,426
  respectively).....................................   $161,623,670     $ 70,228,225    $ 15,580,090     $751,434,160
Cash denominated in a foreign currency, at value
  (identified cost $0, $0, $139,381, and $0
  respectively).....................................             --               --         139,522               --
Cash................................................             --          473,427       2,061,838        1,168,679
Receivables:
  Securities sold...................................      4,470,767               --         542,803               --
  Net unrealized appreciation on forward foreign
    exchange contracts..............................             --               --           2,223               --
  Interest..........................................         24,741            4,259           6,657            4,023
  Dividends.........................................        361,894           11,857           7,322          667,451
Foreign taxes recoverable...........................             --               --          17,028               --
Prepaid Expenses....................................         23,735            4,851          12,011           79,639
                                                       ------------     ------------    ------------     ------------
    Total assets....................................   $166,504,807     $ 70,722,619    $ 18,369,494     $753,353,952
                                                       ------------     ------------    ------------     ------------

LIABILITIES
Payable for:
  Securities purchased..............................   $    152,381     $    126,200    $  1,446,969     $         --
  Written options...................................             --               --           3,795               --
  Management fees...................................        147,651           41,634          14,989          481,282
  Custodian fees....................................          6,224            1,789          10,700               --
  Transfer and administration fees..................          7,165            5,170           4,535           29,346
  Professional fees.................................          7,458            2,140           2,490           22,065
  Other payables....................................          3,885               --              --           24,978
                                                       ------------     ------------    ------------     ------------
    Total liabilities...............................        324,764          176,933       1,483,478          557,671
                                                       ------------     ------------    ------------     ------------
NET ASSETS..........................................   $166,180,043     $ 70,545,686    $ 16,886,016     $752,796,281
                                                       ============     ============    ============     ============
NET ASSETS CONSIST OF:
Paid in capital.....................................   $146,498,562     $ 67,272,197      15,754,745     $884,075,789
Accumulated undistributed net investment income
  (loss)............................................      2,042,066           (6,301)        (26,387)      28,881,699
Accumulated undistributed net realized gain (loss)
  on sale of investments, futures, and foreign
  currency transactions.............................     24,369,839       (2,638,152)        262,885     (152,497,941)
Net unrealized appreciation (depreciation) in value
  of investments, futures and translation of assets
  and liabilities in foreign currency...............     (6,730,424)       5,917,942         894,773       (7,663,266)
                                                       ------------     ------------    ------------     ------------
    Total net assets................................   $166,180,043     $ 70,545,686    $ 16,886,016     $752,796,281
                                                       ============     ============    ============     ============

Capital shares authorized...........................     indefinite       indefinite      indefinite       indefinite

Capital shares outstanding..........................      9,906,960        5,941,879       1,398,398       34,521,760

Net asset value per share (net assets divided by
  shares outstanding)...............................   $      16.77     $      11.87    $      12.08     $      21.81
                                                       ============     ============    ============     ============

                            See accompanying notes.
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED
JUNE 30, 2000
(UNAUDITED)

                                                              SERIES X       SERIES J                          SERIES K
                                             SERIES V        (SMALL CAP      (MID CAP        SERIES D      (GLOBAL STRATEGIC
                                          (MID CAP VALUE)      GROWTH)        GROWTH)        (GLOBAL)           INCOME)
INVESTMENT INCOME:
  Dividends...........................      $   266,850      $   20,550     $   874,759    $  3,789,139        $      --
  Interest............................           41,939         338,414         574,372         669,609          519,191
                                            -----------      -----------    -----------    ------------        ---------
                                                308,789         358,964       1,449,131       4,458,748          519,191
Less foreign tax expense..............               --              --              --        (186,847)           1,040
                                            -----------      -----------    -----------    ------------        ---------
  Total investment income.............          308,789         358,964       1,449,131       4,271,901          520,231

EXPENSES:
  Management fees.....................          206,630         479,124       1,970,187       2,967,511           41,314
  Custodian fees......................            2,258           7,654          10,280         106,106           13,910
  Transfer/maintenance fees...........            1,012             876           2,364           2,745            1,832
  Administration fees.................           12,397          43,121         118,211         426,174           32,479
  Directors' fees.....................              327           1,043           3,034           3,784              100
  Professional fees...................            2,983           2,983           7,955           9,697            3,480
  Reports to shareholders.............              697             248           7,908           9,448              448
  Registration fees...................            1,086              --              --              --               --
  Other expenses......................              317              98           3,835           5,064              178
                                            -----------      -----------    -----------    ------------        ---------
  Total expenses......................          227,707         535,147       2,123,774       3,530,529           93,741
                                            -----------      -----------    -----------    ------------        ---------
    Net investment income.............           81,082        (176,183)       (674,643)        741,372          426,490

NET REALIZED AND UNREALIZED GAIN
  (LOSS):
Net realized gain (loss) during the
  period on:
  Investments.........................        4,485,778      (4,730,624)     25,426,072      76,689,503          (62,416)
  Foreign currency transactions.......               --              --              --        (678,989)         102,202
  Options Written.....................           55,744              --         324,704              --               --
  Futures.............................               --              --        (722,110)             --               --
                                            -----------      -----------    -----------    ------------        ---------
    Net realized gain (loss)..........        4,541,522      (4,730,624)     25,028,666      76,010,514           39,786
Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments.........................        2,891,810       5,070,565      31,559,316     (23,323,336)         (59,294)
  Options written.....................           63,356              --         345,333              --               --
  Translation of assets and
    liabilities in foreign
    currencies........................               --              --              --          31,536          (84,522)
                                            -----------      -----------    -----------    ------------        ---------
  Net unrealized appreciation
    (depreciation)....................        2,955,166       5,070,565      31,904,649     (23,291,800)        (143,816)
                                            -----------      -----------    -----------    ------------        ---------
    Net gain (loss)...................        7,496,688         339,941      56,933,315      52,718,714         (104,030)
                                            -----------      -----------    -----------    ------------        ---------
         Net increase in net assets
           resulting from
           operations.................      $ 7,577,770      $  163,758     $56,258,672    $ 53,460,086        $ 322,460
                                            ===========      ===========    ===========    ============        =========

                            See accompanying notes.
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED, EXCEPT AS NOTED
JUNE 30, 2000
(UNAUDITED)

                                                      SERIES C      SERIES S                      SERIES G*       SERIES E
                                                       (MONEY        (SOCIAL       SERIES T*      (LARGE CAP    (DIVERSIFIED
                                                      MARKET)      AWARENESS)     (TECHNOLOGY)     GROWTH)        INCOME)
INVESTMENT INCOME:
  Dividends......................................    $       --    $  812,312       $    633       $  3,090     $ 4,682,436
  Interest.......................................     4,122,078        88,312          3,228            542              --
                                                     ----------    -----------      --------       --------     -----------
                                                      4,122,078       900,624          3,861          3,632       4,682,436
Less foreign tax expense.........................            --            --             --             --              --
                                                     ----------    -----------      --------       --------     -----------
  Total investment income........................     4,122,078       900,624          3,861          3,632       4,682,436

EXPENSES:
  Management fees................................       337,184       892,952         10,746          8,650         462,970
  Custodian fees.................................         3,586         5,192          1,434            954           6,600
  Transfer/maintenance fees......................         2,829         2,531             87             49           2,408
  Administration fees............................        30,346        53,577          5,484            779          27,778
  Directors' fees................................         1,318         1,860             24             24           1,188
  Professional fees..............................         3,979         7,458          1,214          1,214           4,972
  Reports to shareholders........................         4,226         5,718             40             40           4,030
  Other expenses.................................         2,222         2,619             --             --           2,177
                                                     ----------    -----------      --------       --------     -----------
  Total expenses.................................       385,690       971,907         19,029         11,710         512,123
                                                     ----------    -----------      --------       --------     -----------
    Net investment income (loss).................     3,736,388       (71,283)       (15,168)        (8,078)      4,170,313

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
  Investments....................................            --     2,108,891        (13,758)            --      (7,311,625)
Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments....................................        73,113     3,493,241        392,206        154,231       5,040,380
                                                     ----------    -----------      --------       --------     -----------
    Net gain (loss)..............................        73,113     5,602,132        378,448        154,231      (2,271,245)
                                                     ----------    -----------      --------       --------     -----------
         Net increase in net assets resulting
           from operations.......................    $3,809,501    $5,530,849       $363,280       $146,153     $ 1,899,068
                                                     ==========    ===========      ========       ========     ===========

* Period May 1, 2000 (inception) through June 30, 2000.

                            See accompanying notes.
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED, EXCEPT AS NOTED
JUNE 30, 2000
(UNAUDITED)

                                                           SERIES N            SERIES W*         SERIES H     SERIES L*
                                                        (MANAGED ASSET       (MAIN STREET        (ENHANCED    (CAPITAL
                                                         ALLOCATION)      GROWTH & INCOME(R))     INDEX)       GROWTH)
INVESTMENT INCOME:
  Dividends.........................................     $   560,037            $23,538          $164,017     $  4,106
  Interest..........................................       1,262,956              1,842           124,167        5,134
                                                         -----------            -------          ---------    --------
                                                           1,822,993             25,380           288,184        9,240
Less foreign tax expense............................         (30,435)                --                --           --
                                                         -----------            -------          ---------    --------
  Total investment income...........................       1,792,558             25,380           288,184        9,240

EXPENSES:
  Management fees...................................         468,094             17,805           127,146        9,813
  Custodian fees....................................          15,518                970            17,618          970
  Transfer/maintenance fees.........................           2,063                 86               889           57
  Administration fees...............................          67,873              1,603            15,257          883
  Directors' fees...................................             855                 24               178           24
  Professional fees.................................           5,469              1,214             2,983        1,214
  Reports to shareholders...........................           2,735                 40               448           40
  Registration fees.................................              --                 --             2,251           --
  Other expenses....................................           1,227                 --               100           --
                                                         -----------            -------          ---------    --------
  Total expenses....................................         563,834             21,742           166,870       13,001
                                                         -----------            -------          ---------    --------
    Net investment income (loss)....................       1,228,724              3,638           121,314       (3,761)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
  Investments.......................................       3,413,912            (84,906)         (127,959)     (37,619)
  Foreign currency transactions.....................        (113,127)              (330)               --           --
  Futures...........................................              --                 --           134,719           --
                                                         -----------            -------          ---------    --------
    Net realized gain (loss)........................       3,300,785            (85,236)            6,760      (37,619)
Net change in unrealized appreciation (depreciation)
  during the period on:
  Investments.......................................      (3,322,549)            96,375           154,419       18,346
  Futures...........................................              --                 --          (209,374)          --
  Translation of assets and liabilities in foreign
    currencies......................................             308                (33)               --           --
                                                         -----------            -------          ---------    --------
  Net unrealized appreciation (depreciation)........      (3,322,241)            96,342           (54,955)      18,346
                                                         -----------            -------          ---------    --------
    Net gain (loss).................................         (21,456)            11,106           (48,195)     (19,273)
                                                         -----------            -------          ---------    --------
         Net increase (decrease) in net assets
           resulting from
           operations...............................     $ 1,207,268            $14,744          $ 73,119     $(23,034)
                                                         ===========            =======          =========    ========

* Period May 1, 2000 (inception) through June 30, 2000.

                            See accompanying notes.
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED, EXCEPT AS NOTED
JUNE 30, 2000
(UNAUDITED)

                                                                SERIES Q*                                       SERIES M
                                                                (SMALL CAP      SERIES A        SERIES P      (GLOBAL TOTAL
                                                                  VALUE)        (EQUITY)      (HIGH YIELD)       RETURN)
INVESTMENT INCOME:
  Dividends.................................................    $   2,663     $  4,951,651    $       200      $   214,021
  Interest..................................................        1,102        1,658,991        866,067          376,448
                                                                ----------    ------------    -----------      -----------
                                                                    3,765        6,610,642        866,267          590,469
Less foreign tax expense....................................           --               --             --          (18,272)
                                                                ----------    ------------    -----------      -----------
  Total investment income...................................        3,765        6,610,642        866,267          572,197

EXPENSES:
  Management fees...........................................        8,717        4,722,265         72,571          198,115
  Custodian fees............................................          970           21,028          1,202           25,670
  Transfer/maintenance fees.................................           57            2,984            763            1,815
  Administration fees.......................................          784          283,334          4,354           38,915
  Directors' fees...........................................           24           11,388            159              433
  Professional fees.........................................        1,214           18,018          2,983            4,475
  Reports to shareholders...................................           40           42,496            522            7,926
  Other expenses............................................           --           18,049            235              597
                                                                ----------    ------------    -----------      -----------
  Total Expenses............................................       11,806        5,119,562         82,789          277,946
                                                                ----------    ------------    -----------      -----------
    Net investment income (loss)............................       (8,041)       1,491,080        783,478          294,251

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
  Investments...............................................      (48,849)      69,999,270       (332,244)         822,083
  Foreign currency transactions.............................           --               --             --         (281,707)
  Futures...................................................           --       (4,240,544)            --           37,162
                                                                ----------    ------------    -----------      -----------
    Net realized gain (loss)................................      (48,849)      65,758,726       (332,244)         577,538
Net change in unrealized appreciation (depreciation) during
  the period on:
  Investments...............................................      (28,828)     (95,381,628)      (824,823)      (2,072,607)
  Futures...................................................           --               --             --          (22,281)
  Translation of assets and liabilities in foreign
    currencies..............................................           --               --             --           20,985
                                                                ----------    ------------    -----------      -----------
  Net unrealized appreciation (depreciation)................      (28,828)     (95,381,628)      (824,823)      (2,073,903)
                                                                ----------    ------------    -----------      -----------
    Net gain (loss).........................................      (77,677)     (29,622,902)    (1,157,067)      (1,496,365)
                                                                ----------    ------------    -----------      -----------
         Net increase (decrease) in net assets resulting
           from
           operations.......................................    $ (85,718)    $(28,131,822)   $  (373,589)     $(1,202,114)
                                                                ==========    ============    ===========      ===========

* Period May 1, 2000 (inception) through June 30, 2000.

                            See accompanying notes.
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED, EXCEPT AS NOTED
JUNE 30, 2000
(UNAUDITED)

                                                                SERIES O                                          SERIES B
                                                                (EQUITY        SERIES Y         SERIES I         (LARGE CAP
                                                                INCOME)       (SELECT 25)    (INTERNATIONAL)       VALUE)
INVESTMENT INCOME:
  Dividends...............................................    $  2,533,620    $    76,013      $   117,495      $   8,187,173
  Interest................................................         192,099        152,344           26,736            911,593
                                                              ------------    -----------      -----------      -------------
                                                                 2,725,719        228,357          144,231          9,098,766
Less foreign tax expense..................................          (2,693)            --          (10,640)                --
                                                              ------------    -----------      -----------      -------------
  Total investment income.................................       2,723,026        228,357          133,591          9,098,766

EXPENSES:
  Management fees.........................................         904,181        202,003           78,161          3,208,702
  Custodian fees..........................................          20,943          3,860           67,334              1,643
  Transfer/maintenance fees...............................           3,021            975              939              2,718
  Administration fees.....................................          40,688         24,240           19,448            192,521
  Directors' fees.........................................           1,791            231               69              9,100
  Professional fees.......................................           7,458          2,391            3,480             18,895
  Reports to shareholders.................................           5,968            247              149             34,809
  Registration fees.......................................              --            660            1,320                 --
  Other expenses..........................................           3,061             51               42             21,242
                                                              ------------    -----------      -----------      -------------
                                                                   987,111        234,658          170,942          3,489,630
  Less Reimbursement of expenses..........................              --             --          (11,066)                --
                                                              ------------    -----------      -----------      -------------
  Total expenses..........................................         987,111        234,658          159,876          3,489,630
                                                              ------------    -----------      -----------      -------------
    Net investment income (loss)..........................       1,735,915         (6,301)         (26,285)         5,609,136

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
  Investments.............................................       9,083,625     (2,292,839)         214,368       (196,822,243)
  Foreign currency transactions...........................          (4,634)            --           53,593                 --
                                                              ------------    -----------      -----------      -------------
    Net realized gain (loss)..............................       9,078,991     (2,292,839)         267,961       (196,822,243)
Net change in unrealized appreciation (depreciation)
  during the period on:
  Investments.............................................     (17,863,866)     1,518,613       (1,363,132)        85,036,169
  Translation of assets and liabilities in foreign
    currencies............................................             445             --             (875)                --
                                                              ------------    -----------      -----------      -------------
  Net unrealized appreciation (depreciation)..............     (17,863,421)     1,518,613       (1,364,007)        85,036,169
                                                              ------------    -----------      -----------      -------------
    Net loss..............................................      (8,784,430)      (774,226)      (1,096,046)      (111,786,074)
                                                              ------------    -----------      -----------      -------------
         Net decrease in net assets resulting from
           operations.....................................    $ (7,048,515)   $  (780,527)     $(1,122,331)     $(106,176,938)
                                                              ============    ===========      ===========      =============

                            See accompanying notes.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED
JUNE 30, 2000
(UNAUDITED)

                                                         SERIES X       SERIES J                        SERIES K
                                        SERIES V        (SMALL CAP      (MID CAP       SERIES D     (GLOBAL STRATEGIC
                                     (MID CAP VALUE)     GROWTH)        GROWTH)        (GLOBAL)          INCOME)
INCREASE IN NET ASSETS FROM
  OPERATIONS:
Net investment income (loss).......    $    81,082     $   (176,183)  $   (674,643)  $    741,372      $   426,490
Net realized gain (loss)...........      4,541,522       (4,730,624)    25,028,666     76,010,514           39,786
Unrealized appreciation during the
  period (depreciation)............      2,955,166        5,070,565     31,904,649    (23,291,800)        (143,816)
                                       -----------     ------------   ------------   ------------      -----------
  Net increase in net assets
    resulting from operations......      7,577,770          163,758     56,258,672     53,460,086          322,460

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............             --               --             --             --               --
Net realized gain..................             --               --             --             --               --
                                       -----------     ------------   ------------   ------------      -----------
  Total distributions to
    shareholders...................             --               --             --             --               --

NET INCREASE (DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS (NOTE
  7)...............................     19,940,250       71,036,590     87,585,368     35,544,157         (512,532)
                                       -----------     ------------   ------------   ------------      -----------
    Total increase (decrease) in
      net assets...................     27,518,020       71,200,348    143,844,040     89,004,243         (190,072)

NET ASSETS:
Beginning of period................     42,884,738       44,094,840    429,528,349    525,748,182       11,369,212
                                       -----------     ------------   ------------   ------------      -----------
End of period......................    $70,402,758     $115,295,188   $573,372,389   $614,752,425      $11,179,140
                                       ===========     ============   ============   ============      ===========
Accumulated undistributed net
  investment income (loss) at end
  of period........................    $    81,082     $   (176,183)  $   (674,643)  $   (224,552)     $   392,302
                                       ===========     ============   ============   ============      ===========

                            See accompanying notes.
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED, EXCEPT AS NOTED
JUNE 30, 2000
(UNAUDITED)

                                                SERIES C       SERIES S                    SERIES G*      SERIES E
                                                 (MONEY        (SOCIAL       SERIES T*     (LARGE CAP   (DIVERSIFIED
                                                MARKET)       AWARENESS)    (TECHNOLOGY)    GROWTH)       INCOME)
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)................  $  3,736,388   $    (71,283)  $   (15,168)   $  (8,078)   $  4,170,313
Net realized gain (loss)....................            --      2,108,891       (13,758)          --      (7,311,625)
Unrealized appreciation during the period...        73,113      3,493,241       392,206      154,231       5,040,380
                                              ------------   ------------   -----------    ----------   ------------
  Net increase in net assets resulting from
    operations..............................     3,809,501      5,530,849       363,280      146,153       1,899,068

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................            --             --            --           --              --
Net realized gain...........................            --             --            --           --              --
                                              ------------   ------------   -----------    ----------   ------------
  Total distributions to shareholders.......            --             --            --           --              --

NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 7).....................   (22,973,757)     8,033,741    10,356,596    6,099,587     (19,705,226)
                                              ------------   ------------   -----------    ----------   ------------
    Total increase (decrease) in net
      assets................................   (19,164,256)    13,564,590    10,719,876    6,245,740     (17,806,158)

NET ASSETS:
Beginning of period.........................   153,588,588    236,575,792            --           --     136,632,471
                                              ------------   ------------   -----------    ----------   ------------
End of period...............................  $134,424,332   $250,140,382   $10,719,876    $6,245,740   $118,826,313
                                              ============   ============   ===========    ==========   ============
Accumulated undistributed net investment
  income (loss) at end of period............  $  4,284,355   $    (71,283)  $   (15,168)   $  (8,078)   $  4,962,213
                                              ============   ============   ===========    ==========   ============

* Period May 1, 2000 (inception) through June 30, 2000.

                            See accompanying notes.
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED, EXCEPT AS NOTED
JUNE 30, 2000
(UNAUDITED)

                                                                          SERIES W*
                                                         SERIES N       (MAIN STREET      SERIES H     SERIES L*
                                                      (MANAGED ASSET      GROWTH &        (ENHANCED     (CAPITAL
                                                       ALLOCATION)       INCOME (R))       INDEX)       GROWTH)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)........................   $ 1,228,724       $     3,638     $   121,314   $   (3,761)
Net realized gain (loss)............................     3,300,785           (85,236)          6,760      (37,619)
Unrealized appreciation (depreciation) during the
  period............................................    (3,322,241)           96,342         (54,955)      18,346
                                                       -----------       -----------     -----------   ----------
Net increase (decrease) in net assets resulting from
  operations........................................     1,207,268            14,744          73,119      (23,034)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................            --                --              --           --
  Net realized gain.................................            --                --              --           --
                                                       -----------       -----------     -----------   ----------
    Total distributions to shareholders.............            --                --              --           --

NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 7).............................    (5,371,485)       13,386,544      17,258,919    7,876,044
                                                       -----------       -----------     -----------   ----------
    Total increase (decrease) in net assets.........    (4,164,217)       13,401,288      17,332,038    7,853,010

NET ASSETS:
Beginning of period.................................    98,487,395                --      25,023,084           --
                                                       -----------       -----------     -----------   ----------
End of period.......................................   $94,323,178       $13,401,288     $42,355,122   $7,853,010
                                                       ===========       ===========     ===========   ==========
Accumulated undistributed net investment income
  (loss) at end of period...........................   $ 1,357,870       $     3,638     $   121,314   $   (3,761)
                                                       ===========       ===========     ===========   ==========

* Period May 1, 2000 (inception) through June 30, 2000.

                            See accompanying notes.
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED, EXCEPT AS NOTED
JUNE 30, 2000
(UNAUDITED)

                                                           SERIES Q*                                      SERIES M
                                                           (SMALL CAP      SERIES A        SERIES P     (GLOBAL TOTAL
                                                             VALUE)        (EQUITY)      (HIGH YIELD)      RETURN)
DECREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss).............................  $  (8,041)   $    1,491,080   $   783,478     $   294,251
Net realized gain (loss).................................    (48,849)       65,758,726      (332,244)        577,538
Unrealized depreciation during the period................    (28,828)      (95,381,628)     (824,823)     (2,073,903)
                                                           ----------   --------------   -----------     -----------
Net decrease in net assets resulting from operations.....    (85,718)      (28,131,822)     (373,589)     (1,202,114)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..................................         --                --            --              --
  Net realized gain......................................         --                --            --              --
                                                           ----------   --------------   -----------     -----------
    Total distributions to shareholders..................         --                --            --              --

NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS
  (NOTE 7)...............................................  6,005,302      (151,745,623)    1,349,336      (4,327,861)
                                                           ----------   --------------   -----------     -----------
    Total increase (decrease) in net assets..............  5,919,584      (179,877,445)      975,747      (5,529,975)

NET ASSETS:
Beginning of period......................................         --     1,396,995,053    19,151,503      44,033,712
                                                           ----------   --------------   -----------     -----------
End of period............................................  $5,919,584   $1,217,117,608   $20,127,250     $38,503,737
                                                           ==========   ==============   ===========     ===========
Accumulated undistributed net investment income (loss) at
  end of period..........................................  $  (8,041)   $    1,612,613   $   783,478     $   279,365
                                                           ==========   ==============   ===========     ===========

* Period May 1, 2000 (inception) through June 30, 2000.

                            See accompanying notes.
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED
JUNE 30, 2000
(UNAUDITED)

                                                           SERIES O                                        SERIES B
                                                           (EQUITY       SERIES Y        SERIES I         (LARGE CAP
                                                           INCOME)      (SELECT 25)   (INTERNATIONAL)       VALUE)
DECREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)...........................  $  1,735,915   $    (6,301)    $   (26,285)    $    5,609,136
Net realized gain (loss)...............................     9,078,991    (2,292,839)        267,961       (196,822,243)
Unrealized appreciation (depreciation) during the
  period...............................................   (17,863,421)    1,518,613      (1,364,007)        85,036,169
                                                         ------------   -----------     -----------     --------------
Net decrease in net assets resulting from operations...    (7,048,515)     (780,527)     (1,122,331)      (106,176,938)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income................................            --            --              --                 --
  Net realized gain....................................            --            --              --                 --
                                                         ------------   -----------     -----------     --------------
    Total distributions to shareholders................            --            --              --                 --

NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS
  (NOTE 7).............................................   (33,793,187)   39,927,150       8,151,332       (192,858,872)
                                                         ------------   -----------     -----------     --------------
    Total increase (decrease) in net assets............   (40,841,702)   39,146,623       7,029,001       (299,035,810)

NET ASSETS:
Beginning of period....................................   207,021,745    31,399,063       9,857,015      1,051,832,091
                                                         ------------   -----------     -----------     --------------
End of period..........................................  $166,180,043   $70,545,686     $16,886,016     $  752,796,281
                                                         ============   ===========     ===========     ==============
Accumulated undistributed net investment income (loss)
  at end of period.....................................  $  2,042,066   $    (6,301)    $   (26,386)    $   28,881,699
                                                         ============   ===========     ===========     ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
DECEMBER 31, 1999

                                                         SERIES X       SERIES J                        SERIES K
                                         SERIES V       (SMALL CAP      (MID CAP       SERIES D     (GLOBAL STRATEGIC
                                      (MID CAP VALUE)     GROWTH)       GROWTH)        (GLOBAL)          INCOME)
INCREASE IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)........    $    87,738     $       551   $   (730,183)  $  1,244,496      $   940,291
Net realized gain (loss)............      1,899,622       2,994,127     52,931,543     78,745,886       (1,501,536)
Unrealized appreciation during the
  period............................      2,730,527      10,530,439    107,732,992    103,130,823          661,342
                                        -----------     -----------   ------------   ------------      -----------
Net increase in net assets resulting
  from operations...................      4,717,887      13,525,117    159,934,352    183,121,205          100,097

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............       (131,193)        (13,341)            --             --               --
Net realized gain...................     (1,445,598)     (1,085,535)   (48,158,309)   (51,432,968)         (81,725)
                                        -----------     -----------   ------------   ------------      -----------
    Total distributions to
      shareholders..................     (1,576,791)     (1,098,876)   (48,158,309)   (51,432,968)         (81,725)

NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS: (NOTE 7)......     21,220,516      26,047,626     46,470,958     44,265,720       (1,676,680)
                                        -----------     -----------   ------------   ------------      -----------
    Total increase (decrease) in net
      assets........................     24,361,612      38,473,867    158,247,001    175,953,957       (1,658,308)

NET ASSETS:
Beginning of period.................     18,523,126       5,620,973    271,281,348    349,794,225       13,027,520
                                        -----------     -----------   ------------   ------------      -----------
End of Period.......................    $42,884,738     $44,094,840   $429,528,349   $525,748,182      $11,369,212
                                        ===========     ===========   ============   ============      ===========
Accumulated undistributed net
  investment income at end of
  period............................    $        --     $        --   $         --   $   (965,924)     $   (34,188)
                                        ===========     ===========   ============   ============      ===========

                            See accompanying notes.
--------------------------------------------------------------------------------

FOR THE YEAR ENDED
DECEMBER 31, 1999

                                                            SERIES C       SERIES S       SERIES E        SERIES N
                                                             (MONEY        (SOCIAL      (DIVERSIFIED   (MANAGED ASSETS
                                                            MARKET)       AWARENESS)      INCOME)        ALLOCATION)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income...................................  $  7,682,411   $    573,857   $  9,604,379     $ 2,260,453
Net realized gain (loss)................................            --     (1,435,718)      (793,645)      3,521,509
Unrealized appreciation (depreciation) during the
  period................................................       (75,437)    33,398,262    (14,615,805)      2,708,558
                                                          ------------   ------------   ------------     -----------
Net increase (decrease) in net assets resulting from
  operations............................................     7,606,974     32,536,401     (5,805,071)      8,490,520

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...................................   (13,920,392)    (1,071,702)   (17,705,073)     (3,277,045)
Net realized gain.......................................            --     (7,109,000)            --              --
Return of capital.......................................            --         (3,344)            --              --
                                                          ------------   ------------   ------------     -----------
    Total distributions to shareholders.................   (13,920,392)    (8,184,046)   (17,705,073)     (3,277,045)

NET INCREASE FROM CAPITAL SHARE TRANSACTIONS: (NOTE
  7)....................................................    31,818,600     59,582,895      5,420,432      17,153,173
                                                          ------------   ------------   ------------     -----------
    Total increase (decrease) in net assets.............    25,505,182     83,935,250    (18,089,712)     22,366,648

NET ASSETS:
Beginning of period.....................................   128,083,406    152,640,542    154,722,183      76,120,747
                                                          ------------   ------------   ------------     -----------
End of Period...........................................  $153,588,588   $236,575,792   $136,632,471     $98,487,395
                                                          ============   ============   ============     ===========
Accumulated undistributed net investment income at end
  of period.............................................  $    547,967   $         --   $    791,900     $   129,146
                                                          ============   ============   ============     ===========

                            See accompanying notes.
--------------------------------------------------------------------------------

FOR THE YEAR ENDED, EXCEPT AS NOTED
DECEMBER 31, 1999

                                                              SERIES H                                       SERIES M
                                                              (ENHANCED       SERIES A        SERIES P     (GLOBAL TOTAL
                                                               INDEX)*        (EQUITY)      (HIGH YIELD)      RETURN)
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income......................................  $    85,989   $    4,192,892   $ 1,513,560     $   475,933
Net realized gain..........................................      215,766       94,396,918       115,624       5,141,872
Unrealized appreciation (depreciation) during the period...    2,096,365        5,183,722    (1,439,420)         67,461
                                                             -----------   --------------   -----------     -----------
Net increase in net assets resulting from operations.......    2,398,120      103,773,532       189,764       5,685,266

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income......................................      (88,178)     (10,232,416)   (1,547,324)     (1,493,592)
Net realized gain..........................................      (81,726)     (43,545,790)     (109,150)     (3,307,078)
Return of capital..........................................           --               --       (45,894)             --
                                                             -----------   --------------   -----------     -----------
    Total distributions to shareholders....................     (169,904)     (53,778,206)   (1,702,368)     (4,800,670)

NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
  (NOTE 7).................................................   22,794,868       39,667,734     5,714,704      (2,024,553)
                                                             -----------   --------------   -----------     -----------
    Total increase (decrease) in net assets................   25,023,084       89,663,060     4,202,100      (1,139,957)

NET ASSETS:
Beginning of period........................................           --    1,307,331,993    14,949,403      45,173,669
                                                             -----------   --------------   -----------     -----------
End of Period..............................................  $25,023,084   $1,396,995,053   $19,151,503     $44,033,712
                                                             ===========   ==============   ===========     ===========
Accumulated undistributed net investment income at end of
  period...................................................  $        --   $      121,533   $        --     $   (14,886)
                                                             ===========   ==============   ===========     ===========

* Period May 3, 1999 (inception) through December 31, 1999.

                            See accompanying notes.
--------------------------------------------------------------------------------

FOR THE YEAR ENDED, EXCEPT AS NOTED
DECEMBER 31, 1999

                                                        SERIES O                                             SERIES B
                                                        (EQUITY         SERIES Y           SERIES I         (LARGE CAP
                                                        INCOME)       (SELECT 25)*     (INTERNATIONAL)*       VALUE)
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)........................  $  3,582,122   $       (14,633)     $  (29,983)     $   23,422,385
Net realized gain (loss)............................    17,310,971          (345,313)        (74,661)         49,157,604
Unrealized appreciation (depreciation) during the
  period............................................   (14,725,600)        4,399,329       2,258,780         (52,593,722)
                                                      ------------   ---------------      ----------      --------------
Net increase in net assets resulting from
  operations........................................     6,167,493         4,039,383       2,154,136          19,986,267

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................    (6,785,975)               --              --         (24,760,036)
Net realized gain...................................   (11,047,532)               --              --        (422,027,531)
                                                      ------------   ---------------      ----------      --------------
    Total distributions to shareholders.............   (17,833,507)               --              --        (446,787,567)

NET INCREASE FROM CAPITAL SHARE TRANSACTIONS: (NOTE
  7)................................................    14,617,976        27,359,680       7,702,879         281,654,616
                                                      ------------   ---------------      ----------      --------------
    Total increase (decrease) in net assets.........     2,951,962        31,399,063       9,857,015        (145,146,684)

NET ASSETS:
Beginning of period.................................   204,069,783                --              --       1,196,978,775
                                                      ------------   ---------------      ----------      --------------
End of Period.......................................  $207,021,745   $    31,399,063      $9,857,015      $1,051,832,091
                                                      ============   ===============      ==========      ==============
Accumulated undistributed net investment income
  (loss) at end of period...........................  $    306,151   $            --      $     (102)     $   23,272,563
                                                      ============   ===============      ==========      ==============

* Period May 3, 1999 (inception) through December 31, 1999.

                            See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                  SERIES V (MID CAP VALUE)                          FISCAL PERIOD ENDED DECEMBER 31
                                                              -------------------------------------------
                                                              2000(N)    1999     1998(B)   1997(A)(D)(G)
                                                              -------   -------   -------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $ 16.73   $ 14.83   $ 13.13    $     10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.......................................     0.01      0.03      0.03           0.12
Net Gain (Loss) on Securities (realized and unrealized).....     2.55      2.66      2.14           3.01
                                                              -------   -------   -------    -----------
Total from Investment Operations............................     2.56      2.69      2.17           3.13
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................       --     (0.05)    (0.08)            --
Distributions (from Capital Gains)..........................       --     (0.74)    (0.39)            --
                                                              -------   -------   -------    -----------
  Total Distributions.......................................       --     (0.79)    (0.47)            --
                                                              -------   -------   -------    -----------
NET ASSET VALUE END OF PERIOD...............................  $ 19.29   $ 16.73   $ 14.83    $     13.13
                                                              =======   =======   =======    ===========
TOTAL RETURN(B).............................................    15.3%     18.9%     16.6%          31.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $70,403   $42,885   $18,523         $6,491
Ratio of Expenses to Average Net Assets.....................    0.83%     0.84%     0.71%          0.40%
Ratio of Net Income (Loss) to Average Net Assets............    0.29%     0.32%     0.42%          1.55%
Portfolio Turnover Rate.....................................      53%       57%       72%            79%

--------------------------------------------------------------------------------

                SERIES X (SMALL CAP GROWTH)                       FISCAL PERIOD ENDED DECEMBER 31
                                                              ----------------------------------------
                                                              2000(N)   1999(D)   1998(D)   1997(D)(H)
                                                              -------   -------   -------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $ 19.40   $ 10.67   $  9.60     $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.......................................    (0.03)       --      0.02       0.01
Net Gain (Loss) on Securities (realized and unrealized).....     2.59      9.27      1.07      (0.41)
                                                              -------   -------   -------     ------
Total from Investment Operations............................     2.56      9.27      1.09      (0.40)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................       --     (0.02)    (0.02)        --
Distributions (from Capital Gains)..........................       --     (0.52)       --         --
                                                              -------   -------   -------     ------
  Total Distributions.......................................       --     (0.54)    (0.02)        --
                                                              -------   -------   -------     ------
NET ASSET VALUE END OF PERIOD...............................  $ 21.96   $ 19.40   $ 10.67     $ 9.60
                                                              =======   =======   =======     ======
TOTAL RETURN(B).............................................    13.2%     87.2%     11.5%      (4.0%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $115,295  $44,095    $5,621     $2,640
Ratio of Expenses to Average Net Assets.....................    1.12%     0.57%     0.59%      0.98%
Ratio of Net Income (Loss) to Average Net Assets............   (0.37%)       --     0.26%      0.73%
Portfolio Turnover Rate.....................................     270%      283%      367%       402%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

              SERIES J (MID CAP GROWTH)                                FISCAL PERIOD ENDED DECEMBER 31
                                                        --------------------------------------------------------------
                                                        2000(N)      1999     1998(E)    1997(E)    1996(E)    1995(E)
                                                        --------   --------   --------   --------   --------   -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD...................  $  30.15   $  22.51   $  21.33   $  18.25   $  16.06   $ 13.44
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.................................     (0.04)     (0.05)     (0.04)     (0.03)     (0.04)     0.04
Net Gain (Loss) on Securities (realized and
  unrealized).........................................      3.97      11.65       3.70       3.67       2.93      2.58
                                                        --------   --------   --------   --------   --------   -------
Total from Investment Operations......................      3.93      11.60       3.66       3.64       2.89      2.62
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)................        --         --      (0.14)     (0.06)     (0.03)       --
Distributions (from Capital Gains)....................        --      (3.96)     (2.34)     (0.50)     (0.67)       --
                                                        --------   --------   --------   --------   --------   -------
  Total Distributions.................................        --      (3.96)     (2.48)     (0.56)     (0.70)       --
                                                        --------   --------   --------   --------   --------   -------
NET ASSET VALUE END OF PERIOD.........................  $  34.08   $  30.15   $  22.51   $  21.33   $  18.25   $ 16.06
                                                        ========   ========   ========   ========   ========   =======
TOTAL RETURN(B).......................................     13.0%      61.9%      18.0%      20.0%      18.0%     19.5%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..................  $573,372   $429,528   $271,281   $226,297   $148,421   $93,379
Ratio of Expenses to Average Net Assets...............     0.79%      0.82%      0.82%      0.82%      0.84%     0.84%
Ratio of Net Income (Loss) to Average Net Assets......    (0.25%)    (0.25%)    (0.21%)    (0.11%)    (0.21%)    0.26%
Portfolio Turnover Rate...............................       25%        55%        94%       107%       123%      202%

--------------------------------------------------------------------------------

                  SERIES D (GLOBAL)                                    FISCAL PERIOD ENDED DECEMBER 31
                                                       ---------------------------------------------------------------
                                                       2000(N)      1999       1998       1997       1996       1995
                                                       --------   --------   --------   --------   --------   --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD..................  $   9.08   $   6.74   $   6.14   $   6.14   $   5.56   $   5.07
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income................................      0.01       0.02       0.03       0.04       0.03       0.05
Net Gain (Loss) on Securities (realized and
  unrealized)........................................      0.88       3.29       1.18       0.38       0.93       0.50
                                                       --------   --------   --------   --------   --------   --------
Total from Investment Operations.....................      0.89       3.31       1.21       0.42       0.96       0.55
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)...............        --         --      (0.09)     (0.13)     (0.20)        --
Distributions (from Capital Gains)...................        --      (0.97)     (0.52)     (0.29)     (0.18)     (0.06)
                                                       --------   --------   --------   --------   --------   --------
  Total Distributions................................        --      (0.97)     (0.61)     (0.42)     (0.38)     (0.06)
                                                       --------   --------   --------   --------   --------   --------
NET ASSET VALUE END OF PERIOD........................  $   9.97   $   9.08   $   6.74   $   6.14   $   6.14   $   5.56
                                                       ========   ========   ========   ========   ========   ========
TOTAL RETURN(B)......................................      9.8%      53.7%      20.1%       6.5%      17.5%      10.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).................  $614,752   $525,748   $349,794   $285,782   $247,026   $177,781
Ratio of Expenses to Average Net Assets..............     1.19%      1.21%      1.26%      1.24%      1.30%      1.31%
Ratio of Net Income (Loss) to Average Net Assets.....     0.25%      0.32%      0.92%      0.74%      0.74%      0.90%
Portfolio Turnover Rate..............................       70%        76%       166%       129%       115%       169%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

          SERIES K (GLOBAL STRATEGIC INCOME)                             FISCAL PERIOD ENDED DECEMBER 31
                                                         ---------------------------------------------------------------
                                                         2000(N)   1999(M)   1998(D)   1997(D)   1996(D)   1995(A)(C)(D)
                                                         -------   -------   -------   -------   -------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD....................  $  9.61   $  9.56   $ 10.06   $ 10.72   $ 10.22      $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..................................     0.38      0.79      1.02      1.12      0.90        0.54
Net Gain (Loss) on Securities (realized and
  unrealized)..........................................    (0.09)    (0.68)    (0.32)    (0.56)     0.50        0.22
                                                         -------   -------   -------   -------   -------      ------
Total from Investment Operations.......................     0.29      0.11      0.70      0.56      1.40        0.76
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income).................       --        --     (1.02)    (0.94)    (0.77)      (0.47)
Distributions (from Capital Gains).....................       --     (0.06)    (0.18)    (0.28)    (0.13)      (0.04)
Return of Capital......................................       --        --        --        --        --       (0.03)
                                                         -------   -------   -------   -------   -------      ------
  Total Distributions..................................       --     (0.06)    (1.20)    (1.22)    (0.90)      (0.54)
                                                         -------   -------   -------   -------   -------      ------
NET ASSET VALUE END OF PERIOD..........................  $  9.90   $  9.61   $  9.56   $ 10.06   $ 10.72      $10.22
                                                         =======   =======   =======   =======   =======      ======
TOTAL RETURN(B)........................................     3.0%      1.2%      6.9%      5.4%     13.7%        7.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...................  $11,179   $11,369   $13,028   $14,679   $12,720      $5,678
Ratio of Expenses to Average Net Assets................    1.70%     1.62%     1.13%     0.64%     0.84%       1.63%
Ratio of Net Income (Loss) to Average Net Assets.......    7.74%     7.80%    10.85%     9.81%    10.79%      11.03%
Portfolio Turnover Rate................................     148%      208%       57%       85%       86%        127%

--------------------------------------------------------------------------------

              SERIES C (MONEY MARKET)                                  FISCAL PERIOD ENDED DECEMBER 31
                                                      ------------------------------------------------------------------
                                                      2000(N)    1999(A)    1998(A)(E)   1997(E)   1996(A)(E)   1995(E)
                                                      --------   --------   ----------   -------   ----------   --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.................  $  12.04   $  12.53    $  12.53    $ 12.56    $  12.34    $  12.27
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............................      0.35       0.57        0.68       0.79        0.61        0.74
Net Gain (Loss) on Securities (realized and
  unrealized).......................................     (0.01)     (0.01)      (0.06)     (0.15)       0.01       (0.08)
                                                      --------   --------    --------    -------    --------    --------
Total from Investment Operations....................      0.34       0.56        0.62       0.64        0.62        0.66
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..............        --      (1.05)      (0.62)     (0.67)      (0.40)      (0.59)
Distributions (from Capital Gains)..................        --         --          --         --          --          --
                                                      --------   --------    --------    -------    --------    --------
  Total Distributions...............................        --      (1.05)      (0.62)     (0.67)      (0.40)      (0.59)
                                                      --------   --------    --------    -------    --------    --------
NET ASSET VALUE END OF PERIOD.......................  $  12.38   $  12.04    $  12.53    $ 12.53    $  12.56    $  12.34
                                                      ========   ========    ========    =======    ========    ========
TOTAL RETURN(B).....................................      2.9%       4.6%        5.1%       5.2%        5.1%        5.4%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)................  $134,424   $153,589    $128,083    $98,015    $128,672    $105,436
Ratio of Expenses to Average Net Assets.............     0.57%      0.57%       0.57%      0.58%       0.58%       0.60%
Ratio of Net Income (Loss) to Average Net Assets....     5.54%      4.61%       4.99%      5.04%       4.89%       5.27%
Portfolio Turnover Rate.............................        --         --          --         --          --          --

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

              SERIES S (SOCIAL AWARENESS)                             FISCAL PERIOD ENDED DECEMBER 31
                                                         ---------------------------------------------------------
                                                         2000(N)    1999     1998(E)   1997(E)   1996(E)   1995(E)
                                                         -------   -------   -------   -------   -------   -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD....................  $ 31.71   $ 28.40   $ 22.25   $ 19.08   $ 16.49   $ 12.97
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..................................     0.00      0.07      0.09      0.06      0.03      0.09
Net Gain (Loss) on Securities (realized and
  unrealized)..........................................     0.76      4.60      6.78      4.21      3.07      3.51
                                                         -------   -------   -------   -------   -------   -------
Total from Investment Operations.......................     0.76      4.67      6.87      4.27      3.10      3.60
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income).................       --     (0.16)    (0.06)    (0.04)    (0.08)    (0.08)
Distributions (from Capital Gains).....................       --     (1.20)    (0.66)    (1.06)    (0.43)       --
                                                         -------   -------   -------   -------   -------   -------
  Total Distributions..................................       --     (1.36)    (0.72)    (1.10)    (0.51)    (0.08)
                                                         -------   -------   -------   -------   -------   -------
NET ASSET VALUE END OF PERIOD..........................  $ 32.47   $ 31.71   $ 28.40   $ 22.25   $ 19.08   $ 16.49
                                                         =======   =======   =======   =======   =======   =======
TOTAL RETURN(B)........................................     2.4%     17.2%     31.4%     22.7%     18.8%     27.7%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...................  $250,140  $236,576  $152,641  $89,332   $57,497   $36,830
Ratio of Expenses to Average Net Assets................    0.82%     0.82%     0.82%     0.83%     0.84%     0.86%
Ratio of Net Income (Loss) to Average Net Assets.......   (0.06%)    0.29%     0.47%     0.35%     0.30%     0.75%
Portfolio Turnover Rate................................      18%       24%       23%       49%       67%      122%

--------------------------------------------------------------------------------

                   SERIES T (TECHNOLOGY)                      FISCAL PERIOD
                                                                  ENDED
                                                               DECEMBER 31
                                                              -------------
                                                               2000(J)(N)
                                                              -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................    $  10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.......................................       (0.01)
Net Gain (Loss) on Securities (realized and unrealized).....        0.25
                                                                --------
Total from Investment Operations............................        0.24
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................          --
Distributions (from Capital Gains)..........................          --
                                                                --------
  Total Distributions.......................................          --
                                                                --------
NET ASSET VALUE END OF PERIOD...............................    $  10.24
                                                                ========
TOTAL RETURN(B).............................................        2.4%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................     $10,720
Ratio of Expenses to Average Net Assets.....................       1.77%
Ratio of Net Income (Loss) to Average Net Assets............      (1.41%)
Portfolio Turnover Rate.....................................         98%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                SERIES G (LARGE CAP GROWTH)                   FISCAL PERIOD
                                                                  ENDED
                                                               DECEMBER 31
                                                              -------------
                                                               2000(J)(N)
                                                              -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................   $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.......................................        (0.01)
Net Gain (Loss) on Securities (realized and unrealized).....         0.22
                                                               ----------
Total from Investment Operations............................         0.21
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................           --
Distributions (from Capital Gains)..........................           --
                                                               ----------
  Total Distributions.......................................           --
                                                               ----------
NET ASSET VALUE END OF PERIOD...............................   $    10.21
                                                               ==========
TOTAL RETURN(B).............................................         2.1%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................       $6,246
Ratio of Expenses to Average Net Assets.....................        1.35%
Ratio of Net Income (Loss) to Average Net Assets............       (0.93%)
Portfolio Turnover Rate.....................................           0%

--------------------------------------------------------------------------------

            SERIES E (DIVERSIFIED INCOME)                              FISCAL PERIOD ENDED DECEMBER 31
                                                       ---------------------------------------------------------------
                                                       2000(N)      1999     1998(E)    1997(E)    1996(E)    1995(E)
                                                       --------   --------   --------   --------   --------   --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD..................  $  10.55   $  12.42   $  12.25   $  12.00   $  12.86   $  11.52
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income................................      0.39       0.76       0.74       0.86       0.75       0.74
Net Gain (Loss) on Securities (realized and
  unrealized)........................................     (0.22)     (1.22)      0.19       0.31      (0.85)      1.36
                                                       --------   --------   --------   --------   --------   --------
Total from Investment Operations.....................      0.17      (0.46)      0.93       1.17      (0.10)      2.10
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)...............        --      (1.41)     (0.76)     (0.92)     (0.76)     (0.76)
Distributions (from Capital Gains)...................        --         --         --         --         --         --
                                                       --------   --------   --------   --------   --------   --------
  Total Distributions................................        --      (1.41)     (0.76)     (0.92)     (0.76)     (0.76)
                                                       --------   --------   --------   --------   --------   --------
NET ASSET VALUE END OF PERIOD........................  $  10.72   $  10.55   $  12.42   $  12.25   $  12.00   $  12.86
                                                       ========   ========   ========   ========   ========   ========
TOTAL RETURN(B)......................................      1.6%      (3.8%)      8.0%      10.0%      (0.7%)     18.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).................  $118,826   $136,632   $154,722   $140,909   $134,041   $125,652
Ratio of Expenses to Average Net Assets..............     0.70%      0.82%      0.83%      0.83%      0.83%      0.85%
Ratio of Net Income (Loss) to Average Net Assets.....     5.67%      6.34%      6.31%      6.67%      6.77%      6.60%
Portfolio Turnover Rate..............................       88%        25%        70%       106%       232%       180%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

           SERIES N (MANAGED ASSET ALLOCATION)                            FISCAL PERIOD ENDED DECEMBER 31
                                                            ------------------------------------------------------------
                                                            2000(N)    1999      1998      1997      1996     1995(A)(C)
                                                            -------   -------   -------   -------   -------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................  $ 16.94   $ 16.01   $ 13.88   $ 12.02   $ 10.73    $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.....................................     0.22      0.38      0.26      0.24      0.19       0.16
Net Gain (Loss) on Securities (realized and unrealized)...     0.01      1.15      2.26      1.96      1.18       0.57
                                                            -------   -------   -------   -------   -------    -------
Total from Investment Operations..........................     0.23      1.53      2.52      2.20      1.37       0.73
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)....................       --     (0.60)    (0.24)    (0.21)    (0.07)        --
Distributions (from Capital Gains)........................       --        --     (0.15)    (0.13)    (0.01)        --
                                                            -------   -------   -------   -------   -------    -------
  Total Distributions.....................................       --     (0.60)    (0.39)    (0.34)    (0.08)        --
                                                            -------   -------   -------   -------   -------    -------
NET ASSET VALUE END OF PERIOD.............................  $ 17.17   $ 16.94   $ 16.01   $ 13.88   $ 12.02    $ 10.73
                                                            =======   =======   =======   =======   =======    =======
TOTAL RETURN(B)...........................................     1.4%      9.7%     18.4%     18.4%     12.8%       7.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................  $94,323   $98,487   $76,121   $38,182   $23,345    $10,580
Ratio of Expenses to Average Net Assets...................    1.20%     1.17%     1.22%     1.35%     1.45%      1.90%
Ratio of Net Income (Loss) to Average Net Assets..........    2.62%     2.45%     2.49%     2.71%     2.67%      2.80%
Portfolio Turnover Rate...................................      60%       24%       10%       28%       41%        26%

--------------------------------------------------------------------------------

         SERIES W (MAIN STREET GROWTH & INCOME(R))            FISCAL PERIOD
                                                                  ENDED
                                                               DECEMBER 31
                                                              -------------
                                                               2000(J)(N)
                                                              -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................    $  10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.......................................          --
Net Gain (Loss) on Securities (realized and unrealized).....       (0.02)
                                                                --------
Total from Investment Operations............................       (0.02)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................          --
Distributions (from Capital Gains)..........................          --
                                                                --------
  Total Distributions.......................................          --
                                                                --------
NET ASSET VALUE END OF PERIOD...............................    $   9.98
                                                                ========
TOTAL RETURN(B).............................................       (0.2%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................     $13,401
Ratio of Expenses to Average Net Assets.....................       1.22%
Ratio of Net Income (Loss) to Average Net Assets............       0.20%
Portfolio Turnover Rate.....................................         44%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                 SERIES H (ENHANCED INDEX)                    FISCAL PERIOD ENDED
                                                                  DECEMBER 31
                                                              -------------------
                                                              2000(N)    1999(I)
                                                              -------   ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $ 11.15   $   10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.......................................     0.03        0.04
Net Gain (Loss) on Securities (realized and unrealized).....    (0.09)       1.19
                                                              -------   ---------
Total from Investment Operations............................    (0.06)       1.23
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................       --       (0.04)
Distributions (from Capital Gains)..........................       --       (0.04)
                                                              -------   ---------
  Total Distributions.......................................       --       (0.08)
                                                              -------   ---------
NET ASSET VALUE END OF PERIOD...............................  $ 11.09   $   11.15
                                                              =======   =========
TOTAL RETURN(B).............................................    (0.5%)      12.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $42,355     $25,023
Ratio of Expenses to Average Net Assets.....................    0.98%       1.04%
Ratio of Net Income (Loss) to Average Net Assets............    0.72%       0.82%
Portfolio Turnover Rate.....................................      42%         52%

--------------------------------------------------------------------------------

                 SERIES L (CAPITAL GROWTH)                    FISCAL PERIOD
                                                                  ENDED
                                                               DECEMBER 31
                                                              -------------
                                                               2000(J)(N)
                                                              -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................     $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.......................................         --
Net Gain (Loss) on Securities (realized and unrealized).....      (0.07)
                                                                 ------
Total from Investment Operations............................      (0.07)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................         --
Distributions (from Capital Gains)..........................         --
                                                                 ------
  Total Distributions.......................................         --
                                                                 ------
NET ASSET VALUE END OF PERIOD...............................     $ 9.93
                                                                 ======
TOTAL RETURN(B).............................................      (0.7%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................     $7,853
Ratio of Expenses to Average Net Assets.....................      1.32%
Ratio of Net Income (Loss) to Average Net Assets............     (0.38%)
Portfolio Turnover Rate.....................................        30%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                 SERIES Q (SMALL CAP VALUE)                   FISCAL PERIOD
                                                                  ENDED
                                                               DECEMBER 31
                                                              -------------
                                                               2000(J)(N)
                                                              -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................    $  10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.......................................       (0.01)
Net Gain (Loss) on Securities (realized and unrealized).....       (0.15)
                                                                --------
Total from Investment Operations............................       (0.16)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................          --
Distributions (from Capital Gains)..........................          --
                                                                --------
  Total Distributions.......................................          --
                                                                --------
NET ASSET VALUE END OF PERIOD...............................    $   9.84
                                                                ========
TOTAL RETURN(B).............................................       (1.6%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................      $5,920
Ratio of Expenses to Average Net Assets.....................       1.35%
Ratio of Net Income (Loss) to Average Net Assets............      (0.92%)
Portfolio Turnover Rate.....................................         50%

--------------------------------------------------------------------------------

               SERIES A (EQUITY)                                     FISCAL PERIOD ENDED DECEMBER 31
                                                  ---------------------------------------------------------------------
                                                   2000(M)        1999       1998(E)     1997(E)    1996(E)    1995(E)
                                                  ----------   ----------   ----------   --------   --------   --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.............  $    35.51   $    34.27   $    29.39   $  24.31   $  21.03   $  16.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...........................        0.04         0.11         0.17       0.16       0.18       0.18
Net Gain (Loss) on Securities (realized and
  unrealized)...................................       (0.63)        2.56         7.05       6.75       4.50       5.65
                                                  ----------   ----------   ----------   --------   --------   --------
Total from Investment Operations................       (0.59)        2.67         7.22       6.91       4.68       5.83
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..........          --        (0.27)       (0.17)     (0.18)     (0.20)     (0.15)
Distributions (from Capital Gains)..............          --        (1.16)       (2.17)     (1.65)     (1.20)     (0.65)
                                                  ----------   ----------   ----------   --------   --------   --------
  Total Distributions...........................          --        (1.43)       (2.34)     (1.83)     (1.40)     (0.80)
                                                  ----------   ----------   ----------   --------   --------   --------
NET ASSET VALUE END OF PERIOD...................  $    34.92   $    35.51   $    34.27   $  29.39   $  24.31   $  21.03
                                                  ==========   ==========   ==========   ========   ========   ========
TOTAL RETURN(B).................................       (1.7%)        8.1%        25.4%      28.7%      22.7%      36.8%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)............  $1,217,118   $1,396,995   $1,307,332   $999,929   $714,591   $519,891
Ratio of Expenses to Average Net Assets.........       0.81%        0.81%        0.81%      0.81%      0.83%      0.83%
Ratio of Net Income (Loss) to Average Net
  Assets........................................       0.24%        0.31%        0.59%      0.66%      0.90%      1.21%
Portfolio Turnover Rate.........................         49%          49%          39%        61%        57%        83%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                   SERIES P (HIGH YIELD)                                  FISCAL PERIOD ENDED DECEMBER 31
                                                              --------------------------------------------------------
                                                              2000(N)   1999(D)   1998(D)(E)   1997(D)(E)   1996(D)(F)
                                                              -------   -------   ----------   ----------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $ 15.51   $ 16.80    $ 17.60       $15.99       $15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.......................................     0.64      1.30       0.89         0.68         0.51
Net Gain (Loss) on Securities (realized and unrealized).....    (0.94)    (1.08)      0.12         1.43         0.48
                                                              -------   -------    -------       ------       ------
Total from Investment Operations............................    (0.30)     0.22       1.01         2.11         0.99
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................       --     (1.37)     (1.63)       (0.42)          --
Distributions (from Capital Gains)..........................       --     (0.10)     (0.18)       (0.08)          --
Return of Capital...........................................       --     (0.04)        --           --           --
                                                              -------   -------    -------       ------       ------
  Total Distributions.......................................       --     (1.51)     (1.81)       (0.50)          --
                                                              -------   -------    -------       ------       ------
NET ASSET VALUE END OF PERIOD...............................  $ 15.21   $ 15.51    $ 16.80       $17.60       $15.99
                                                              =======   =======    =======       ======       ======
TOTAL RETURN(B).............................................    (1.9%)     1.3%       5.8%        13.4%         6.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $20,127   $19,152    $14,949       $6,767       $2,665
Ratio of Expenses to Average Net Assets.....................    0.86%     0.18%      0.18%        0.31%        0.28%
Ratio of Net Income (Loss) to Average Net Assets............    8.10%     8.55%      8.17%        8.58%        8.24%
Portfolio Turnover Rate.....................................      12%       29%        87%          77%         151%

--------------------------------------------------------------------------------

             SERIES M (GLOBAL TOTAL RETURN)                               FISCAL PERIOD ENDED DECEMBER 31
                                                          ---------------------------------------------------------------
                                                          2000(N)   1999(K)(M)    1998      1997      1996     1995(A)(C)
                                                          -------   ----------   -------   -------   -------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....................  $ 13.09    $ 12.87     $ 12.29   $ 12.05   $ 10.71    $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...................................     0.08       0.15        0.20      0.16      0.15       0.17
Net Gain (Loss) on Securities (realized and
  unrealized)...........................................    (0.42)      1.49        1.33      0.59      1.36       0.54
                                                          -------    -------     -------   -------   -------    -------
Total from Investment Operations........................    (0.34)      1.64        1.53      0.75      1.51       0.71
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..................       --      (0.44)      (0.27)    (0.26)    (0.12)        --
Distributions (from Capital Gains)......................       --      (0.98)      (0.68)    (0.25)    (0.05)        --
                                                          -------    -------     -------   -------   -------    -------
  Total Distributions...................................       --      (1.42)      (0.95)    (0.51)    (0.17)        --
                                                          -------    -------     -------   -------   -------    -------
NET ASSET VALUE END OF PERIOD...........................  $ 12.75    $ 13.09     $ 12.87   $ 12.29   $ 12.05    $ 10.71
                                                          =======    =======     =======   =======   =======    =======
TOTAL RETURN(B).........................................    (2.6%)     14.0%       12.6%      6.2%     14.2%       7.1%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................  $38,504    $44,034     $45,174   $48,379   $38,396    $15,976
Ratio of Expenses to Average Net Assets.................    1.40%      1.36%       1.24%     1.26%     1.34%      1.94%
Ratio of Net Income (Loss) to Average Net Assets........    1.48%      1.09%       1.33%     1.71%     2.73%      3.20%
Portfolio Turnover Rate.................................     154%       155%         49%       64%       40%       181%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

               SERIES O (EQUITY INCOME)                                 FISCAL PERIOD ENDED DECEMBER 31
                                                        ---------------------------------------------------------------
                                                        2000(N)     1999       1998       1997      1996     1995(A)(C)
                                                        -------   --------   --------   --------   -------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD...................  $17.27    $  18.35   $  17.62   $  14.01   $ 11.70    $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.................................    0.18        0.30       0.29       0.19      0.17       0.17
Net Gain (Loss) on Securities (realized and
  unrealized).........................................   (0.68)       0.19       1.30       3.77      2.17       1.53
                                                        ------    --------   --------   --------   -------    -------
Total from Investment Operations......................   (0.50)       0.49       1.59       3.96      2.34       1.70
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)................      --       (0.59)     (0.25)     (0.14)    (0.03)        --
Distributions (from Capital Gains)....................      --       (0.98)     (0.61)     (0.21)       --         --
                                                        ------    --------   --------   --------   -------    -------
  Total Distributions.................................      --       (1.57)     (0.86)     (0.35)    (0.03)        --
                                                        ------    --------   --------   --------   -------    -------
NET ASSET VALUE END OF PERIOD.........................  $16.77    $  17.27   $  18.35   $  17.62   $ 14.01    $ 11.70
                                                        ======    ========   ========   ========   =======    =======
TOTAL RETURN(B).......................................   (2.9%)       3.1%       9.0%      28.4%     20.0%      17.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..................  $166,180  $207,022   $204,070   $150,391   $62,377    $13,528
Ratio of Expenses to Average Net Assets...............   1.09%       1.09%      1.08%      1.09%     1.15%      1.40%
Ratio of Net Income (Loss) to Average Net Assets......   1.92%       1.65%      1.93%      2.31%     2.62%      3.00%
Portfolio Turnover Rate...............................     60%         35%        20%        21%       22%         3%

--------------------------------------------------------------------------------

                    SERIES Y (SELECT 25)                      FISCAL PERIOD ENDED
                                                                  DECEMBER 31
                                                              -------------------
                                                              2000(N)    1999(I)
                                                              -------   ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $ 12.37   $   10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.......................................       --       (0.01)
Net Gain (Loss) on Securities (realized and unrealized).....    (0.50)       2.38
                                                              -------   ---------
Total from Investment Operations............................    (0.50)       2.37
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................       --          --
Distributions (from Capital Gains)..........................       --          --
                                                              -------   ---------
  Total Distributions.......................................       --          --
                                                              -------   ---------
NET ASSET VALUE END OF PERIOD...............................  $ 11.87   $   12.37
                                                              =======   =========
TOTAL RETURN(B).............................................    (4.0%)      23.7%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $70,546     $31,399
Ratio of Expenses to Average Net Assets.....................    0.87%       0.97%
Ratio of Net Income (Loss) to Average Net Assets............   (0.02%)     (0.16%)
Portfolio Turnover Rate.....................................     114%         54%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                  SERIES I (INTERNATIONAL)                     FISCAL PERIOD ENDED
                                                                   DECEMBER 31
                                                              ----------------------
                                                              2000(D)(N)    1999(I)
                                                              ----------   ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................   $ 13.00     $   10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.......................................     (0.02)        (0.04)
Net Gain (Loss) on Securities (realized and unrealized).....     (0.90)         3.04
                                                               -------     ---------
Total from Investment Operations............................     (0.92)         3.00
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................        --            --
Distributions (from Capital Gains)..........................        --            --
                                                               -------     ---------
  Total Distributions.......................................        --            --
                                                               -------     ---------
NET ASSET VALUE END OF PERIOD...............................   $ 12.08     $   13.00
                                                               =======     =========
TOTAL RETURN(B).............................................     (7.1%)        30.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................   $16,886        $9,857
Ratio of Expenses to Average Net Assets.....................     2.25%         2.25%
Ratio of Net Income (Loss) to Average Net Assets............    (0.37%)       (0.70%)
Portfolio Turnover Rate.....................................      106%           98%

--------------------------------------------------------------------------------

           SERIES B (LARGE CAP VALUE)                                FISCAL PERIOD ENDED DECEMBER 31
                                                  ---------------------------------------------------------------------
                                                  2000(N)       1999       1998(E)      1997(E)     1996(E)    1995(E)
                                                  --------   ----------   ----------   ----------   --------   --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.............  $  24.39   $    39.81   $    41.60   $    35.40   $  33.95   $  26.54
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...........................      0.30         0.57         0.83         0.72       0.83       0.79
Net Gain (Loss) on Securities (realized and
  unrealized)...................................     (2.88)       (0.65)        2.60         8.47       5.16       7.16
                                                  --------   ----------   ----------   ----------   --------   --------
Total from Investment Operations................     (2.58)       (0.08)        3.43         9.19       5.99       7.95
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..........        --        (0.85)       (0.71)       (0.86)     (0.78)     (0.54)
Distributions (from Capital Gains)..............        --       (14.49)       (4.51)       (2.13)     (3.76)        --
                                                  --------   ----------   ----------   ----------   --------   --------
  Total Distributions...........................        --       (15.34)       (5.22)       (2.99)     (4.54)     (0.54)
                                                  --------   ----------   ----------   ----------   --------   --------
NET ASSET VALUE END OF PERIOD...................  $  21.81   $    24.39   $    39.81   $    41.60   $  35.40   $  33.95
                                                  ========   ==========   ==========   ==========   ========   ========
TOTAL RETURN(B).................................    (10.6%)        1.5%         7.9%        26.5%      18.3%      30.1%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)............  $752,796   $1,051,832   $1,196,979   $1,198,302   $956,586   $795,113
Ratio of Expenses to Average Net Assets.........     0.82%        0.82%        0.80%        0.83%      0.84%      0.83%
Ratio of Net Income (Loss) to Average Net
  Assets........................................     1.31%        2.00%        2.02%        1.89%      2.56%      2.70%
Portfolio Turnover Rate.........................      177%          73%         119%          62%        58%        94%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

(a) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.
(b) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a series of SBL Fund are available only through the purchase of such products.
(c) Series K, M, N and O were initially capitalized on June 1, 1995 with net asset values of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.
(d) Fund expenses for Series I, K, P, V and X were reduced by the Investment Manager during the period. Expense ratios absent such reimbursement would have been as follows:

                                           1995     1996     1997     1998     1999     2000
Series I.................................   --       --       --       --      4.20%    2.41%
Series K.................................  2.03%    1.59%    1.39%    1.66%     --       --
Series P.................................   --      1.11%    1.14%    0.93%    0.86%     --
Series V.................................   --       --      1.14%    0.89%     --       --
Series X.................................   --       --      1.98%    1.59%    1.33%     --

(e) Expense ratios were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

                                           1995     1996     1997     1998     1999     2000
Series A.................................  0.83%    0.83%    0.81%    0.81%     --       --
Series B.................................  0.83%    0.84%    0.83%    0.80%     --       --
Series C.................................  0.60%    0.58%    0.58%    0.57%     --       --
Series E.................................  0.85%    0.83%    0.83%    0.83%     --       --
Series J.................................  0.83%    0.84%    0.82%    0.82%     --       --
Series P.................................   --       --      0.31%    0.18%     --       --
Series Q.................................   --       --       --       --       --      3.82%
Series S.................................  0.84%    0.84%    0.83%    0.82%     --       --

(f) Series P was initially capitalized on August 5, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.
(g) Series V was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.
(h) Series X was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.
(i) Series H, I and Y were initially capitalized on May 3, 1999, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.
(j) Series G, L, Q, T and W were initially capitalized on May 1, 2000 with net asset values of $10 per share. Percentage amounts for the period have been annualized, except for total return.
(k) Meridian Investment Corporation (Meridian) became the sub-advisor of Series M (Global Total Return Series) effective August 1, 1997. Prior to August 1, 1997, SMC paid Templeton/Franklin Investment Services, Inc. and Meridian for research services provided to Series M.
(l) Unaudited figures for the six months ended June 30, 2000. Percentage amounts for the period, except total return, have been annualized.
(m) Wellington Management Company became subadvisor for Series K and M on May 15, 1999. Prior to May 15, Meridian Investment Management served as subadvisor to Series M.
(n) Unaudited figures for the six months ended June 30, 2000. Percentage amounts for the period, except total return, have been annualized.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES
    The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company of the series type. Each series, in effect, represents a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based on the net asset value of each series. Shares of the Fund will be sold only to Security Benefit Life Insurance Company (SBL) separate accounts. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
    A. SECURITIES VALUATION - Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. The Fund's officers under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service. Securities listed or traded on a recognized securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on the price from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.
    Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investment in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
    B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The funds which invest in foreign securities and currencies do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
    Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
    C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund may enter into forward foreign exchange contracts in connection with foreign currency risk from purchase or sale of securities denominated in foreign currency. A Series may also enter into such contracts to manage the effect of changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counter party does not perform under the contract.
    D. FUTURES - The Fund may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, minimizing transaction costs, and hedging possible variations in foreign exchange rates. The Fund may purchase or sell financial and foreign currency futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indices and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based on their quoted daily settlement prices. Upon entering into a futures contract, the Series is required to deposit cash or liquid securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Series. The Series realizes a gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------

JUNE 30, 2000

    E. OPTIONS WRITTEN - The Fund may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively, (and the writer the obligation to sell or purchase) a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter party to meet the terms of the contract.
    The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.
    F. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized, except for Series K, which does amortize premiums and discounts on debt securities.
    G. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for expiration of net operating losses and recharacterization of foreign currency gains and losses.
    H. TAXES - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.
    I. EARNINGS CREDITS - Under the fee schedule with the custodian, the Fund earns credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations do not reflect the reduction in expense from the related earnings credits.
    J. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
    Management fees are payable to Security Management Company, LLC (SMC) (the Investment Manager) under an investment advisory contract at an annual rate of
 .50% of the average daily net assets for Series C, .75% for Series A, B, E, H, J, K, P, S, V and Y, 1.00% for Series D, G, L, M, N, O, Q, T, W and X and 1.10% for Series I. SMC waived all of the management fees for Series P and X through November 30, 1999.
    SMC pays Oppenheimer Funds, Inc. an annual fee equal to a percentage of the average daily closing value of the combined average daily net assets of SBL Series D and another Fund managed by SMC, Security Equity Fund Global Series, computed on a daily basis as follows:

Combined Average Daily Net Assets of the Series  Annual Fees
-----------------------------------------------  -----------
$0 to $300 Million............................      .35%
$300 Million to $750 Million..................      .30%
$750 Million or more..........................      .25%

    SMC also pays Oppenheimer an annual fee equal to a percentage of the average daily net assets of Series W, computed on a daily basis as follows:

   Average Daily Net Assets of the Series      Annual Fees
   --------------------------------------      -----------
$0 to $50 Million............................     .35%
$50 Million to $250 Million..................     .30%
$250 Million or more.........................     .25%

    The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $25,000,000 of average daily net assets of Series N and .35% of the average daily net assets of Series N in excess of $25,000,000 for management services provided to that Series. The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $20,000,000 of average daily net assets of Series 0 and .40% of the average daily net assets in excess of $20,000,000 for management services provided to Series O.
    SMC pays Strong Capital Management, Inc. ("Strong") with respect to Series X, an annual fee based on the combined average net assets of the Series and another Fund managed by SMC, the Small Company Series of Equity Fund.
    In addition, SMC also pays Strong with respect to Series Q an annual fee based on the average net assets of Series Q. The fees for these services is outlined below:

          Average Daily Net Assets             Annual Fees
          ------------------------             -----------
Less Than $150 Million.......................     .50%
$150 Million to $500 Million.................     .45%
$500 Million or more.........................     .40%

    Bankers Trust Company furnishes investment advisory services to Series H and Series I. For such services to Series H, SMC pays Bankers Trust in annual fee equal to a percentage of the average daily closing value of the combined net assets of

--------------------------------------------------------------------------------

JUNE 30, 2000

Series H and another Fund, managed by SMC, the Enhanced Index Series of Security Equity Fund as follows:

Combined Average Daily Net Assets of the Series  Annual Fees
-----------------------------------------------  -----------
$0 to $100 Million............................      .20%
$100 Million to $300 Million..................      .15%
$300 Million or more..........................      .13%

    SMC also pays Bankers Trust the following minimum fees with respect to Series H; (i) no minimum fee in the first year the Series H begins operations; and (ii) $100,000 in the Series' second year of operations; and (iii) $200,000 in the third and following years of the Series' operations. For the services provided to Series I, SMC pays Bankers Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series I and another Fund managed by SMC, the International Series of Security Equity Fund, computed on a daily basis as follows:

Combined Average Daily Net Assets of the Series  Annual Fees
-----------------------------------------------  -----------
$0 to $200 Million............................      .60%
$200 Million or more..........................      .55%

    SMC pays Wellington Management Company, LLP for Series K, an annual fee equal to a percentage of the average daily closing value of the average daily net assets of Series K, computed on a daily basis as follows:

   Average Daily Net Assets of the Series      Annual Fees
   --------------------------------------      -----------
Less Than $50 Million........................     .50%
More than $50 Million........................     .40%

    Wellington Management has agreed to cap its fee at .40% of Series K's net assets until May 15, 2000.
    For the services provided to Series M, SMC pays Wellington Management an annual fee equal to a percentage of the average daily closing value of the net assets of Series M, according to the following schedule:

   Average Daily Net Assets of the Series      Annual Fees
   --------------------------------------      -----------
$0 to $50 million............................     .50%
$50 million to $100 million..................     .40%
$100 million to $250 million.................     .35%
$250 million or more.........................     .30%

    Wellington Management has agreed to cap its fee at .45% of Series M's net assets until May 15, 2000.
    For the services provided to Series T, SMC pays Wellington Management an annual fee equal to .50% of the average net assets of Series T.
    SMC pays Alliance Capital Management, L.P. an annual fee equal to 0.50% of the average daily net assets of Series L, computed daily.
    The investment advisory contract between SBL Fund and SMC provides that the total annual expenses of each Series (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale. For the period ended June 30, 2000, SMC agreed to limit the total expenses for Series K, M, P, V and X to an annual rate of 2% of the average daily net asset value of each respective Series, limit Series I and Series T at an annual rate of 2.25% and limit Series G, H, L, Q, W and Y to an annual rate of 1.75%.
    The Fund has entered into a contract with SMC for transfer agent services and administrative services provided to the Fund. The charges paid by the fund under the contract for transfer agent services are insignificant. The administrative services provided by SMC principally include all fund and portfolio accounting and regulatory filings. For providing these services, SMC receives a fee at the annual rate of .045% of the average daily net assets of the Fund (except Series H, X and Y), plus the greater of .10% of the average daily net assets of Series D, K, M and N, or $60,000. SMC also receives from Series I and Series T the greater of .10% of the average daily net assets or (i) $30,000 for the first year of operation, (ii) $45,000 for the second year, and
(iii) $60,000 thereafter. With respect to Series G, H, L, Q, W, X, and Y, SMC receives a fee at an annual rate of .09% of the average daily net assets of the Series.

--------------------------------------------------------------------------------

JUNE 30, 2000

3. UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENT           4. INVESTMENT TRANSACTIONS
   SECURITIES                                                   Investment transactions for the year ended June 30, 2000,
    For federal income tax purposes, the amounts of             (excluding overnight investments and short-term debt
unrealized appreciation (depreciation) for each Series'         securities) are as follows:
investments were as follows:

                       Aggregate gross   Aggregate gross   Net unrealized
                         unrealized        unrealized       appreciation                      Proceeds
                        appreciation     (depreciation)    (depreciation)     Purchases      from sales
--------------------------------------------------------------------------------------------------------
SERIES V
(Mid Cap Value)......   $ 12,386,096      ($ 5,243,008)     $  7,143,088     $ 31,393,758   $ 14,487,007
SERIES X
(Small Cap Growth)...     18,349,686        (1,516,961)       16,832,725      112,562,427    176,076,999
SERIES J
(Mid Cap Growth).....    227,077,009       (40,609,020)      186,467,989      179,780,267     62,962,849
SERIES D
(Global).............    144,592,421       (24,851,026)      119,741,395      279,091,746    193,609,284
SERIES K
(Global Strategic
  Income)............        350,821          (782,364)         (431,543)       7,320,062      7,576,896
SERIES C
(Money Market).......         52,236            (8,795)           43,441               --             --
SERIES S
(Social Awareness)...     92,641,089        (8,123,487)       84,517,602       27,999,239     21,083,411
SERIES T
(Technology).........        627,307          (235,101)          392,206       11,278,918      1,258,102
SERIES G
(Large Cap Growth)...        353,193          (198,962)          154,231        5,699,634              0
SERIES E
(Diversified
  Income)............        223,524        (5,584,053)       (5,360,529)      70,458,484     52,548,170
SERIES N
(Managed Asset
  Allocation)........     18,179,001        (5,374,589)       12,804,412       27,454,532     29,320,493
SERIES W
(Main Street Growth &
  Income)............        453,775          (357,400)           96,375       12,329,822        767,954
SERIES H
(Enhanced Index).....      4,584,072        (2,452,547)        2,131,525       23,337,563      6,245,455
SERIES L
(Capital Growth).....        310,038          (291,692)           18,346        7,496,587        308,923
SERIES Q
(Small Cap Value)....        298,863          (334,514)          (35,651)       5,165,821        323,620
SERIES A
(Equity).............    457,439,507       (27,463,320)      429,976,187      293,561,533    392,246,698
SERIES P
(High Yield).........         82,788        (2,558,237)       (2,475,449)         960,768      1,558,128
SERIES M
(Global Total
  Return)............      3,875,798        (2,350,681)        1,525,117       26,904,547     35,105,082
SERIES O
(Equity Income)......     15,532,472       (22,263,319)       (6,730,847)     727,453,824    725,413,642
SERIES Y
(Select 25)..........      7,182,466        (1,264,524)        5,917,942       67,497,458     28,588,022
SERIES I
(International)......      1,568,487          (667,891)          900,956       14,077,990      6,704,148
SERIES B
(Large Cap Value)....     53,636,897       (61,300,163)       (7,663,266)     741,377,098    931,941,187

--------------------------------------------------------------------------------

JUNE 30, 2000

5. FORWARD FOREIGN EXCHANGE CONTRACTS
    At June 30, 2000, Series K, Series M and Series I had the following open forward exchange contracts to buy or sell currency:

                                                              Foreign Currency
                                                                   to be           Amount to      U.S. $ Value     Net Unrealized
                                           Settlement           delivered in       be paid in         as of         Appreciation
Contracts to Buy                              Date                 U.S. $            U.S. $          6/30/00       (Depreciation)
----------------                       -------------------    ----------------    ------------    -------------    --------------
SERIES K
Australian Dollar....................       09/29/00                 35,000       $     21,103    $     21,035        $    (68)
European Monetary Unit...............  07/10/00 - 10/03/00          518,500            481,743         497,765          16,022
Hong Kong Dollar.....................       02/22/02              1,778,000            227,890         228,273             383
Israeli Shekel.......................       09/22/00                160,600             39,322          39,334              12
Japan Government Bond
  3.0% - 2005........................        7/27/00              3,400,000             35,170          35,048            (122)
Japan Government Bond,
  2.9% - 2005........................        7/27/00             10,000,000            103,169         102,783            (386)
Japan Government Bond,
  4.6% - 2004........................        8/01/00              3,900,000             42,305          42,234             (71)
Japan Government Bond,
  1.9% - 2009........................        8/10/00             11,000,000            106,456         105,891            (565)
Japanese Yen.........................  07/11/00 - 08/09/00       12,865,000            122,736         122,049            (687)
New Zealand Dollar...................       08/22/00                138,600             64,794          65,201             407
Singapore Dollar.....................       07/11/00                 37,000             22,537          21,420          (1,117)
                                                                                                                      --------
                                                                                                                      $ 13,808
                                                                                                                      ========
SERIES M
Australian Dollar....................  04/05/00 - 09/29/00          250,400            148,534         150,443           1,909
British Pound........................       11/30/00                 15,850             23,444          24,062             618
Canadian Dollar......................       08/23/00                312,000            212,100         210,906          (1,194)
European Monetary Unit...............  07/10/00 - 10/03/00        1,256,850          1,163,280       1,206,832          43,552
Israeli Shekel.......................       09/22/00                430,700            105,725         105,486            (239)
Japan Government Bond, 2.9% - 2005...        7/27/00             30,000,000            309,496         308,349          (1,147)
Japan Government Bond, 1.9% - 2009...        8/10/00             30,000,000            290,336         288,794          (1,542)
Japanese Yen.........................  07/11/00 - 08/09/00      236,636,750          2,263,517       2,251,441         (12,076)
New Zealand Dollar...................       08/22/00                356,000            166,374         167,473           1,099
Singapore Dollar.....................       07/11/00                137,000             83,426          79,312          (4,114)
Swedish Krona........................       07/19/00                319,000             36,618          36,426            (192)
Swiss Franc..........................       07/17/00                 53,400             31,542          32,888           1,346
                                                                                                                      --------
                                                                                                                      $ 28,020
                                                                                                                      ========
SERIES I
European Monetary Unit...............  07/12/00 - 07/13/00        1,452,498          1,368,583       1,393,063        $ 24,480
                                                                                                                      ========

--------------------------------------------------------------------------------

JUNE 30, 2000

                                                                                        Amount                          Net
                                                                  Foreign Currency      to be       U.S. $ Value     Unrealized
                                                Settlement             to be         received in       as of        Appreciation
Contracts to Sell                                  Date              delivered          U.S. $        6/30/00      (Depreciation)
-----------------                           -------------------   ----------------   ------------   ------------   --------------
SERIES K
British Pound.............................       11/30/00               121,950           180,377        185,134        (4,757)
Danish Kroner.............................       08/14/00               280,000            35,968         36,059           (91)
European Monetary Unit....................  07/10/00 - 07/18/00       1,390,275         1,274,400      1,333,720       (59,320)
Hong Kong Dollar..........................       02/22/02             1,778,000           227,578        228,273          (695)
Israeli Shekel............................       09/22/00                50,000            12,121         12,246          (125)
Japanese Yen..............................  07/11/00 - 09/05/00      20,648,000           198,521        196,484         2,037
New Zealand Dollar........................       08/22/00               138,600            63,242         65,202        (1,960)
Norwegian Krone...........................       09/05/00               172,850            19,378         20,229          (851)
Singapore Dollar..........................       07/11/00                37,000            21,775         21,420           355
Swedish Krona.............................       07/19/00               265,000            28,930         30,260        (1,330)
Thailand Baht.............................       08/22/00               810,000            20,689         20,694            (5)
                                                                                                                      --------
                                                                                                                      $(66,889)
                                                                                                                      ========
SERIES M
Australian Dollar.........................       07/05/00                79,700            48,059         47,852           207
Danish Kroner.............................       08/14/00               175,500            22,545         22,602           (57)
European Monetary Unit....................  07/10/00 - 07/18/00         836,000           782,878        801,886       (19,008)
Israeli Shekel............................       09/22/00               160,000            38,786         39,187          (401)
Japanese Yen..............................  07/11/00 - 09/05/00      50,291,500           484,125        478,527         5,598
New Zealand Dollar........................       08/22/00               356,000           161,765        167,473        (5,708)
Norwegian Krone...........................       09/05/00               672,200            75,359         78,670        (3,311)
Singapore Dollar..........................       07/11/00               137,000            80,626         79,312         1,314
Thailand Baht.............................       08/22/00             1,430,000            36,526         36,535            (9)
                                                                                                                      --------
                                                                                                                      $(21,375)
                                                                                                                      ========
SERIES I
European Monetary Unit....................       07/12/00             1,452,498         1,370,789      1,393,046      $(22,257)
                                                                                                                      ========

--------------------------------------------------------------------------------

JUNE 30, 2000

6. OPEN FUTURE CONTRACTS

                                                     Number of    Expiration      Contract         Market       Unrealized
                                                     Contracts       Date          Amount          Value        Gain/Loss
                                                     ---------    ----------    ------------    ------------    ----------
SERIES K
Japan 10 Year Bond Future..........................    2           09/07/00     $    249,101    $    250,933    $   1,832
U.S. 10 Year Note Future...........................   (5)          09/29/00         (490,887)       (492,422)      (1,535)
                                                                                                                ---------
                                                                                                                $     297
                                                                                                                =========
SERIES H
S&P 500 E-mini Index Future........................    12          09/14/00     $    894,928    $    880,800    $ (14,128)
S&P 500 Index Future...............................    16          09/14/00        5,948,386       5,872,400      (75,986)
                                                                                                                ---------
                                                                                                                $ (90,114)
                                                                                                                =========
SERIES M
AUD Currency Future................................    20          09/20/00     $  1,204,200    $  1,196,000    $  (8,200)
Australia 10 Year Bond Future......................    4           09/15/00          333,972         343,386        9,414
CAD Currency Future................................   (10)         09/20/00         (681,300)       (676,700)       4,600
Canada 10 Year Bond Future.........................   (2)          09/20/00         (136,978)       (136,087)         891
DAX Index Future...................................   (4)          09/15/00         (705,446)       (666,227)      39,219
EUR Currency Future................................    7           09/20/00          839,720         838,337       (1,383)
Euro Bond Future...................................   (16)         09/07/00       (1,599,544)     (1,611,522)     (11,978)
FTSE 100 Index Future..............................    5           09/15/00          500,134         481,193      (18,941)
GBP Currency Future................................    12          09/20/00        1,132,620       1,138,950        6,330
Hang Seng Index Future.............................    21          07/28/00        2,185,546       2,187,472        1,926
Ibex Plus Index Future.............................   (3)          07/21/00         (310,023)       (301,887)       8,136
Japan 10 Year Bond Future..........................    5           09/07/00          622,751         627,333        4,582
JPY Currency Future................................    10          09/20/00        1,196,225       1,197,125          900
Long Gilt Future...................................   (3)          09/29/00         (513,818)       (516,573)      (2,755)
OMX Index Future...................................   196          07/28/00        3,139,560       2,925,977     (213,583)
S&P / TSE 60 Index Future..........................    14          09/14/00        1,096,845       1,188,635       91,790
S&P 500 Index Future...............................    3           09/14/00        1,100,543       1,101,075          532
Topix Index Future.................................   (13)         09/07/00       (1,956,314)     (1,955,437)         877
US 10 Year Note Future.............................    9           09/20/00          881,809         886,359        4,550
                                                                                                                ---------
                                                                                                                $ (83,093)
                                                                                                                =========

--------------------------------------------------------------------------------

JUNE 30, 2000

7. CAPITAL SHARE TRANSACTIONS
    The Fund is authorized to issue an unlimited number of shares in an unlimited number of classes. Transactions in the capital shares of the Fund were as follows:

                                                                                                                        2000
                                    2000          2000          2000         2000         2000           2000        Increase/
                                   Shares        Amount        Shares       Amount       Shares         Amount        Decrease
                                    Sold          Sold       Reinvested   Reinvested    Redeemed       Redeemed        Shares
                                 ----------   ------------   ----------   ----------   -----------   -------------   ----------
SERIES V
(Mid Cap Value)................   1,835,251   $ 33,476,585        --           --         (749,435)  $ (13,536,335)   1,085,816
SERIES X
(Small Cap Growth).............   4,811,960    112,697,778        --           --       (1,833,483)    (41,661,188)   2,978,477
SERIES J
(Mid Cap Growth)...............   6,102,115    205,338,384        --           --       (3,523,693)   (117,753,016)   2,578,422
SERIES D
(Global).......................  14,178,095    138,340,547        --           --      (10,418,503)   (102,796,391)   3,759,592
SERIES K
(Global Strategic Income)......     306,483      2,993,194        --           --         (359,823)     (3,505,726)     (53,340)
SERIES C
(Money Market).................  21,300,345    259,745,834        --           --      (23,203,993)   (282,719,741)  (1,903,648)
SERIES S
(Social Awareness).............   1,687,323     53,255,871        --           --       (1,444,432)    (45,222,130)     242,891
SERIES T
(Technology)...................   1,110,888     10,970,796        --           --          (64,111)       (614,200)   1,046,777
SERIES G
(Large Cap Growth).............     635,226      6,333,442        --           --          (23,367)       (233,855)     611,859
SERIES E
(Diversified Income)...........   2,098,539     22,238,773        --           --       (3,961,630)    (41,943,998)  (1,863,091)
SERIES N
(Managed Asset Allocation).....   1,092,288     18,349,007        --           --       (1,413,180)    (23,720,491)    (320,892)
SERIES W
(Main Street Growth &
  Income(R))...................   1,365,753     13,615,213        --           --          (23,135)       (228,669)   1,342,618
SERIES H
(Enhanced Index)...............   2,156,488     23,518,248        --           --         (580,312)     (6,259,329)   1,576,176
SERIES L
(Capital Growth)...............     807,281      8,038,575        --           --          (16,491)       (162,531)     790,790
SERIES Q
(Small Cap Value)..............     626,303      6,250,389        --           --          (24,678)       (245,087)     601,625
SERIES A
(Equity).......................   5,772,695    198,763,599        --           --      (10,252,834)   (350,509,222)  (4,480,139)
SERIES P
(High Yield)...................     489,422      7,467,180        --           --         (400,863)     (6,117,844)      88,559
SERIES M
(Global Total Return)..........     408,666      5,167,202        --           --         (751,373)     (9,495,063)    (342,707)
SERIES O
(Equity Income)................   1,845,224     30,787,674        --           --       (3,928,096)    (64,580,861)  (2,082,672)
SERIES Y
(Select 25)....................   4,472,488     52,337,607        --           --       (1,068,027)    (12,410,457)   3,404,461
SERIES I
(International)................   1,220,088     15,388,956        --           --         (580,085)     (7,237,624)     640,003
SERIES B
(Large Cap Value)..............   2,797,564     63,167,665        --           --      (11,404,333)   (256,026,536)  (8,606,769)

                                     2000
                                   Increase/
                                   Decrease
                                    Amount
                                 -------------
SERIES V
(Mid Cap Value)................  $  19,940,250
SERIES X
(Small Cap Growth).............     71,036,590
SERIES J
(Mid Cap Growth)...............     87,585,368
SERIES D
(Global).......................     35,544,156
SERIES K
(Global Strategic Income)......       (512,532)
SERIES C
(Money Market).................    (22,973,757)
SERIES S
(Social Awareness).............      8,033,741
SERIES T
(Technology)...................     10,356,596
SERIES G
(Large Cap Growth).............      6,099,587
SERIES E
(Diversified Income)...........    (19,705,225)
SERIES N
(Managed Asset Allocation).....     (5,371,484)
SERIES W
(Main Street Growth &
  Income(R))...................     13,386,544
SERIES H
(Enhanced Index)...............     17,258,919
SERIES L
(Capital Growth)...............      7,876,044
SERIES Q
(Small Cap Value)..............      6,005,302
SERIES A
(Equity).......................   (151,745,623)
SERIES P
(High Yield)...................      1,349,336
SERIES M
(Global Total Return)..........     (4,327,861)
SERIES O
(Equity Income)................    (33,793,187)
SERIES Y
(Select 25)....................     39,927,150
SERIES I
(International)................      8,151,332
SERIES B
(Large Cap Value)..............   (192,858,871)

--------------------------------------------------------------------------------

JUNE 30, 2000

7. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                                                                        1999
                                     1999         1999          1999         1999          1999           1999       Increase/
                                    Shares       Amount        Shares       Amount        Shares         Amount       Decrease
                                     Sold         Sold       Reinvested   Reinvested     Redeemed       Redeemed       Shares
                                  ----------   -----------   ----------   -----------   -----------   ------------   ----------
SERIES V
(Mid Cap Value).................   2,029,713   $32,581,222      103,381   $ 1,576,791      (818,466)  $(12,937,497)   1,314,628
SERIES X
(Small Cap Growth)..............   2,414,886    34,988,350       59,402     1,098,875      (728,592)   (10,039,599)   1,745,696
SERIES J
(Mid Cap Growth)................   6,061,314   138,477,874    2,464,999    48,158,309    (6,331,881)  (140,165,225)   2,194,432
SERIES D
(Global)........................  16,626,302   118,392,678    7,168,700    51,432,969   (17,807,219)  (125,559,927)   5,987,783
SERIES K
(Global Strategic Income).......     432,150     4,064,359        8,685        81,725      (620,803)    (5,822,764)    (179,968)
SERIES C
(Money Market)..................  37,346,545   463,016,230    1,152,391    13,920,392   (35,964,864)  (445,116,022)   2,534,072
SERIES S
(Social Awareness)..............   4,020,402   116,405,290      296,421     8,184,046    (2,231,917)   (65,006,441)   2,084,906
SERIES E
(Diversified Income)............   5,355,952    62,221,174    1,610,501    17,705,073    (6,480,137)   (74,505,815)     486,316
SERIES N
(Managed Asset Allocation)......   2,746,352    44,601,549      199,922     3,277,046    (1,886,535)   (30,925,422)   1,059,739
SERIES H
(Enhanced Index)................   2.412,008    24,541,073       15,790       169,904      (183,886)    (1,916,109)   2,243,912
SERIES A
(Equity)........................  14,387,875   488,077,127    1,636,189    53,778,206   (14,831,355)  (502,187,599)   1,192,709
SERIES P
(High Yield)....................     839,192    14,247,493      109,820     1,702,368      (604,063)   (10,235,157)     344,949
SERIES M
(Global Total Return)...........     586,754     7,362,033      399,419     4,800,670    (1,133,234)   (14,187,256)    (147,061)
SERIES O
(Equity Income).................   4,114,745    75,055,060    1,064,216    17,833,507    (4,312,184)   (76,270,591)     866,777
SERIES Y
(Select 25).....................   3,129,371    34,007,124           --            --      (591,953)    (6,647,444)   2,537,418
SERIES I
(International).................     795,967     8,107,206           --            --       (37,572)      (404,327)     758,395
SERIES B
(Large Cap Value)...............   6,888,086   185,653,361   19,126,180   446,787,567   (12,955,147)  (350,786,312)  13,059,119

                                     1999
                                   Increase/
                                   Decrease
                                    Amount
                                  -----------
SERIES V
(Mid Cap Value).................  $21,220,516
SERIES X
(Small Cap Growth)..............   26,047,626
SERIES J
(Mid Cap Growth)................   46,470,958
SERIES D
(Global)........................   44,265,720
SERIES K
(Global Strategic Income).......   (1,676,680)
SERIES C
(Money Market)..................   31,818,600
SERIES S
(Social Awareness)..............   59,582,895
SERIES E
(Diversified Income)............    5,420,432
SERIES N
(Managed Asset Allocation)......   17,153,173
SERIES H
(Enhanced Index)................   22,794,868
SERIES A
(Equity)........................   39,667,734
SERIES P
(High Yield)....................    5,714,704
SERIES M
(Global Total Return)...........   (2,024,553)
SERIES O
(Equity Income).................   14,617,976
SERIES Y
(Select 25).....................   27,359,680
SERIES I
(International).................    7,702,879
SERIES B
(Large Cap Value)...............  281,654,616

--------------------------------------------------------------------------------

JUNE 30, 2000

8. OPTIONS WRITTEN
    The following options written were outstanding for Series V for the period ended June 30, 2000:

PUT OPTIONS WRITTEN

                          Expiration    Exercise    Number of     Market
      Common Stock           Date        Price      Contracts     Value
      ------------        ----------    --------    ---------    --------
Archer-Daniels-Midland
 Company................  07/21/2000     10.00         327       $ 14,306
AVT Corporation.........  08/18/2000     10.00         314         82,425
CryoLife, Inc. .........  09/15/2000     17.50         186          2,325
Material Sciences
 Corporation............  08/18/2000     10.00         300         13,125
Maxwell Technologies,
 Inc. ..................  09/15/2000     15.00         200         40,000
USX Marathon............  07/21/2000     25.00         130          7,313
                                                                 --------
Total put options outstanding (premiums received, $93,577)...    $159,494
                                                                 ========

CALL OPTIONS WRITTEN

                          Expiration    Exercise    Number of     Market
      Common Stock           Date        Price      Contracts     Value
      ------------        ----------    --------    ---------    --------
Anadarko Petroleum
 Corporation............  07/21/2000     55.00          65       $  3,250
Apache Corporation......  07/21/2000     60.00          53         13,250
Forest Oil
 Corporation............  08/18/2000     15.00          65          9,344
Sonic Corporation.......  09/15/2000     35.00         100          6,250
Teva Pharmaceutical
 Industries LTD.........  08/18/2000     60.00          57         11,756
                                                                 --------
Total call options outstanding (premiums received,
 $173,123)...................................................    $ 43,850
                                                                 ========

    Transactions in options written for Series V for the period ended June 30, 2000 were as follows:

CALL OPTIONS WRITTEN

                                     Number of   Premium
                                     Contracts    Amount
                                     ---------   --------
Balance at December 31, 1999.......      --      $     --
Opened.............................     623       133,826
Expired............................    (220)      (19,964)
Exercised..........................     (63)      (20,285)
                                       ----      --------
Balance at June 30, 2000...........     340      $ 93,577
                                       ====      ========

PUT OPTIONS WRITTEN

                                     Number of   Premium
                                     Contracts    Amount
                                     ---------   --------
Balance at December 31, 1999.......       --     $     --
Opened.............................    1,731      209,013
Expired............................     (273)     (35,780)
Exercised..........................       (1)        (110)
                                       -----     --------
Balance at June 30, 2000...........    1,457     $173,123
                                       =====     ========

    The following options written were outstanding for Series J for the period ended June 30, 2000:

PUT OPTIONS WRITTEN

                              Expiration   Exercise   Number of     Market
        Common Stock             Date       Price     Contracts      Value
        ------------          ----------   --------   ---------   -----------
Engelhard Corporation.......  07/21/2000     17.50      1,571     $  (117,825)
Guilford Pharmaceuticals....  07/21/2000     12.50      1,635               0
Hyperion Solutions
 Corporation................  07/21/2000     25.00         38            (238)
Lyondell Chemical Company...  07/21/2000     17.50        933         (99,131)
MBIA, Inc...................  07/21/2000     50.00        565        (148,312)
USX-Marathon Group..........  07/21/2000     25.00      1,065         (59,906)
RCN Corporation.............  07/21/2000     20.00        150          (2,813)
Tidewater, Inc..............  07/21/2000     30.00        907               0
Talbots, Inc................  07/21/2000     50.00        562         (70,250)
Winn-Dixie Stores, Inc......  07/21/2000     15.00      1,833        (183,300)
                                                                  -----------
Total put options outstanding (premiums received, $1,196,624)..   $  (681,775)
                                                                  ===========

CALL OPTIONS WRITTEN

                              Expiration   Exercise   Number of     Market
        Common Stock             Date       Price     Contracts      Value
        ------------          ----------   --------   ---------   -----------
Apache Corporation..........  07/21/2000     60.00        446     $  (111,500)
Anadarko Petroleum
 Corporation................  07/21/2000     55.00        484         (24,200)
Comverse Technology,
 Inc. ......................  07/21/2000    105.00        269         (30,263)
Internet Capital Group,
 Inc. ......................  07/21/2000     35.00        205         (89,687)
PerkinElmer, Inc. ..........  07/21/2000     55.00        465        (523,125)
Affymetrix, Inc. ...........  08/18/2000    150.00        212        (633,350)
Forest Oil Corporation......  08/18/2000     15.00         39          (5,606)
                                                                  -----------
Total call options outstanding (premiums received,
 $1,248,216)...................................................   $(1,417,731)
                                                                  ===========

    Transactions in options written for Series J for the period ended June 30, 2000 were as follows:

CALL OPTIONS WRITTEN

                                   Number of    Premium
                                   Contracts     Amount
                                   ---------   ----------
Balance at December 31, 1999.....       --     $       --
Opened...........................    4,375      1,730,506
Bought Back......................   (1,135)      (350,396)
Expired..........................   (1,120)      (183,486)
Exercised........................       --             --
                                    ------     ----------
Balance at June 30, 2000.........    2,120     $1,196,624
                                    ======     ==========

PUT OPTIONS WRITTEN

                                   Number of    Premium
                                   Contracts     Amount
                                   ---------   ----------
Balance at December 31, 1999.....       --     $       --
Opened...........................    9,627      1,297,710
Bought Back......................       --             --
Expired..........................       --             --
Exercised........................     (368)       (49,494)
                                    ------     ----------
Balance at June 30, 2000.........    9,259     $1,248,216
                                    ======     ==========

--------------------------------------------------------------------------------

JUNE 30, 2000

8. OPTIONS WRITTEN (CONTINUED)

    Transactions in options written for Series Q for the period ended June 30, 2000 were as follows:

CALL OPTIONS WRITTEN

                          Expiration   Exercise   Number of   Market
      Common Stock           Date       Price     Contracts    Value
      ------------        ----------   --------   ---------   -------
Bell Microproducts,
  Inc. .................  07/21/2000    15.00        25       $ 7,188
Bell Microproducts,
  Inc. .................  07/21/2000    17.50        25         5,000
ESS Technology, Inc. ...  08/18/2000    15.00        17         3,187
Glenayre Technologies,
  Inc. .................  07/21/2000    25.00        25           625
JDA Software Group,
  Inc. .................  08/18/2000    20.00        20         4,125
Kforce.com..............  09/15/2000     7.50        10         1,125
Modis Professions
  Services..............  07/21/2000    10.00        20         1,000
Modis Professions
  Services..............  07/21/2000    12.50        25           781
Tower Automotive........  08/18/2000    12.50        25         2,969
Tower Automotive........  08/18/2000    15.00        20           750
                                                              -------
Total call options outstanding (premiums received,
  $35,518).................................................   $26,750
                                                              =======

    Transactions in options written for Series Q for the period ended June 30, 2000 were as follows:

CALL OPTIONS WRITTEN

                                      Number of   Premium
                                      Contracts    Amount
                                      ---------   --------
Balance at December 31, 1999........      --      $     --
Opened..............................     347        56,815
Bought Back.........................    (130)      (19,875)
Expired.............................      (5)       (1,422)
Exercised...........................      --            --
                                        ----      --------
Balance at June 30, 2000............     212      $ 35,518
                                        ====      ========

PUT OPTIONS WRITTEN

                                      Number of   Premium
                                      Contracts   Amount
                                      ---------   -------
Balance at December 31, 1999........      --      $    --
Opened..............................      10        1,407
Bought Back.........................     (10)      (1,407)
Expired.............................      --           --
Exercised...........................      --           --
                                         ---      -------
Balance at June 30, 2000............      --      $     0
                                         ===      =======

    The following options written were outstanding for the Series I for the period ended June 30, 2000:

CALL OPTIONS WRITTEN

                             Expiration    Exercise    Number of    Market
         Currency               Date        Price      Contracts    Value
         --------            ----------    --------    ---------    ------
British Sterling Pound.....  07/21/2000      1.50      275,000      $3,795
                                                                    ------
Total call options outstanding (premiums received, $2,695)......    $3,795
                                                                    ======

    Transactions in options written for Series I for the period ended June 30, 2000 were as follows:

CALL OPTIONS WRITTEN

                                      Number of    Premium
                                      Contracts     Amount
                                      ----------   --------
Balance at December 31, 1999........         --    $     --
Opened..............................  3,238,172      25,845
Bought Back.........................   (525,000)     (4,767)
Expired.............................  (2,438,172)   (18,383)
Exercised...........................         --          --
                                      ----------   --------
Balance at June 30, 2000............    275,000    $  2,695
                                      ==========   ========

PUT OPTIONS WRITTEN

                                      Number of    Premium
                                      Contracts    Amount
                                      ----------   -------
Balance at December 31, 1999........         --    $    --
Opened..............................  2,405,000      9,288
Expired.............................  (2,405,000)   (9,288)
Exercised...........................         --         --
                                      ----------   -------
Balance at June 30, 2000............         --    $    --
                                      ==========   =======

--------------------------------------------------------------------------------

SHAREHOLDER UPDATE
JUNE 30, 2000

ANNUAL MEETING RESULTS
    An annual meeting of the SBL Fund was held on January 26, 2000. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, and the number of abstentions with respect to such matters are set forth below:
    (1) The election of six directors to serve on the Board of Directors of the Fund until the next annual meeting, if any, or until their successors shall have been duly elected and qualified. The following votes were cast regarding this matter.

                                                   Votes
                                     Votes       Against/
           Directors                  For       Abstentions
           ---------                 -----      -----------
Donald A. Chubb, Jr. ...........  211,226,219    3,545,505
John D. Cleland.................  211,224,165    3,547,560
Penny A. Lumpkin................  211,251,662    3,520,063
Mark L. Morris,Jr...............  211,154,739    3,616,986
Maynard F. Oliverius............  211,103,095    3,668,629
James R. Schmank................  211,210,014    3,561,710

    (2) The ratification of Ernst & Young LLP as the independent accountants for the Fund. The following votes were cast regarding this matter 206,779,305 for and 7,992,419 against/abstentions.
    (3) The approval of an arrangement and new investment advisory contract that would permit Security Management Company, LLC, the Funds investment advisor, with Board approval, to enter into or amend sub-advisory agreements without stockholder approval. The following votes were cast regarding this matter:

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Series of SBL Fund
  Series A.......................  34,408,433    5,217,554
  Series B.......................  38,273,126    5,781,257
  Series C.......................  10,415,554    1,907,045
  Series D.......................  48,391,139    6,479,697
  Series E.......................  10,841,223    1,534,037
  Series H.......................     892,354      133,399
  Series I.......................     174,211       44,829
  Series J.......................  11,850,080    1,880,229
  Series K.......................   1,117,956       92,005
  Series M.......................   2,931,242      316,816
  Series N.......................   5,218,957      557,804
  Series O.......................  10,449,581    1,437,100
  Series P.......................     868,045       54,710
  Series S.......................   6,270,995    1,057,930
  Series V.......................   2,202,275      200,958
  Series X.......................   1,603,074      141,123
  Series Y.......................   1,909,278      117,707

    (4) The approval of the Brokerage Enhancement Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, and a new investment advisory contract that would permit the implementation of the Plan. The following votes were cast regarding this matter:

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Series of SBL Fund
  Series A.......................  34,896,229    4,729,758
  Series B.......................  38,852,881    5,201,501
  Series C.......................  10,568,970    1,753,629
  Series D.......................  49,317,907    5,552,929
  Series E.......................  10,951,981    1,423,279
  Series H.......................     921,598      104,155
  Series I.......................     174,211       44,829
  Series J.......................  12,155,854    1,574,455
  Series K.......................   1,140,958       69,004
  Series M.......................   2,975,968      272,090
  Series N.......................   5,258,990      517,771
  Series O.......................  10,651,655    1,235,026
  Series P.......................     875,390       47,365
  Series S.......................   6,460,448      868,478
  Series V.......................   2,182,905      220,328
  Series X.......................   1,613,347      130,850
  Series Y.......................   1,923,832      103,153

    (5) The approval of the proposed changed to SBL Fund's fundamental policies. The following votes were cast regarding the following issues relating to the fundamental policies:
      a. To amend the Fund's fundamental investment limitation concerning share ownership of any one issuer.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Series of SBL Fund
  Series A.......................  35,235,823    4,390,163
  Series B.......................  39,183,289    4,871,093
  Series C.......................  11,209,992    1,112,608
  Series D.......................  49,297,056    5,573,780
  Series E.......................  11,060,389    1,314,871
  Series H.......................     912,776      112,976
  Series I.......................     194,098       24,942
  Series J.......................  12,142,536    1,587,773
  Series K.......................   1,115,682       94,280
  Series M.......................   3,001,140      246,917
  Series N.......................   5,247,610      529,151
  Series O.......................  10,764,222    1,122,459
  Series P.......................     846,453       76,303
  Series S.......................   6,406,067      922,858
  Series V.......................   2,186,991      216,243
  Series X.......................   1,622,121      122,076
  Series Y.......................   1,948,642       78,343

--------------------------------------------------------------------------------

JUNE 30, 2000

      b. To eliminate the Fund's fundamental investment limitation concerning investing for control of portfolio companies.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                   ----------   -----------
Series of SBL Fund
  Series A.......................  35,294,074    4,331,913
  Series B.......................  39,258,622    4,795,760
  Series C.......................  11,240,922    1,081,678
  Series D.......................  49,339,307    5,531,529
  Series E.......................  11,094,421    1,280,839
  Series H.......................     912,776      112,976
  Series I.......................     195,206       23,834
  Series J.......................  12,159,974    1,570,335
  Series K.......................   1,124,405       85,556
  Series M.......................   2,999,776      248,282
  Series N.......................   5,239,002      537,759
  Series O.......................  10,758,160    1,128,522
  Series P.......................     853,530       69,225
  Series S.......................   6,434,137      894,789
  Series V.......................   2,179,637      223,597
  Series X.......................   1,623,743      120,454
  Series Y.......................   1,948,825       78,161

      c. To amend the Fund's fundamental investment limitation concerning underwriting.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                     -----      -----------
Series of SBL Fund
  Series A.......................  35,309,924    4,316,062
  Series B.......................  39,238,798    4,815,585
  Series C.......................  11,240,675    1,081,924
  Series E.......................  11,081,921    1,293,338
  Series J.......................  12,165,740    1,564,569
  Series K.......................   1,130,141       79,821
  Series M.......................   3,001,140      246,917
  Series N.......................   5,247,552      529,209
  Series O.......................  10,722,262    1,164,419
  Series P.......................     853,530       69,225
  Series S.......................   6,418,307      910,619
  Series V.......................   2,188,385      214,849
  Series X.......................   1,623,743      120,454

      d. To amend the Fund's fundamental investment limitation concerning borrowing.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                   ----------   -----------
Series of SBL Fund
  Series A.......................  34,982,217    4,643,769
  Series B.......................  38,964,339    5,090,043
  Series C.......................  11,168,588    1,154,011
  Series E.......................  11,009,402    1,365,857
  Series J.......................  12,107,798    1,622,511
  Series S.......................   6,379,244      949,682

      e. To amend the Fund's fundamental investment limitation concerning lending.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                   ----------   -----------
Series of SBL Fund
  Series A.......................  35,070,583    4,555,403
  Series B.......................  39,071,391    4,982,991
  Series C.......................  11,204,077    1,118,522
  Series E.......................  11,040,588    1,334,672
  Series J.......................  12,103,542    1,626,767
  Series K.......................   1,119,916       90,045
  Series M.......................   2,982,236      265,821
  Series N.......................   5,238,194      538,567
  Series O.......................  10,644,523    1,242,158
  Series P.......................     846,453       76,303
  Series S.......................   6,376,532      952,394
  Series V.......................   2,178,243      224,991
  Series X.......................   1,622,121      122,076

      f. To eliminate the Fund's fundamental investment limitation concerning short sales and margin purchases of securities.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                   ----------   -----------
Series of SBL Fund
  Series A.......................  35,010,352    4,615,635
  Series B.......................  38,936,144    5,118,238
  Series C.......................  11,169,204    1,153,395
  Series E.......................  11,012,868    1,362,392
  Series J.......................  12,052,191    1,678,118
  Series S.......................   6,369,203      959,723

      g. To eliminate the Fund's fundamental investment limitation concerning investment in other investment companies.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                   ----------   -----------
Series of SBL Fund
  Series A.......................  35,225,521    4,400,466
  Series B.......................  39,273,160    4,781,222
  Series C.......................  11,222,931    1,099,669
  Series E.......................  11,090,832    1,284,428
  Series J.......................  12,132,513    1,597,796
  Series S.......................   6,413,763      915,163

--------------------------------------------------------------------------------

JUNE 30, 2000

      h. To amend the Fund's fundamental investment limitation concerning buying or selling real estate.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                   ----------   -----------
Series of SBL Fund
  Series A.......................  35,286,941    4,339,046
  Series B.......................  39,175,360    4,879,023
  Series C.......................  11,242,154    1,080,446
  Series D.......................  49,324,492    5,546,344
  Series E.......................  11,114,468    1,260,791
  Series H.......................     912,776      112,976
  Series I.......................     195,206       23,833
  Series J.......................  12,155,443    1,574,866
  Series K.......................   1,118,936       91,025
  Series M.......................   2,998,509      249,548
  Series N.......................   5,243,219      533,542
  Series O.......................  10,746,630    1,140,052
  Series P.......................     853,530       69,225
  Series S.......................   6,406,507      922,419
  Series V.......................   2,187,039      216,195
  Series X.......................   1,621,127      123,071
  Series Y.......................   1,946,798       80,188

      i. To amend the Fund's fundamental investment limitation concerning commodities or commodity contracts.

                                                   Votes
                                     Votes       Against/
                                      For       Abstentions
                                   ----------   -----------
Series of SBL Fund
  Series A.......................  35,132,796    4,493,191
  Series B.......................  39,085,048    4,969,334
  Series C.......................  11,192,001    1,130,599
  Series D.......................  49,084,706    5,786,130
  Series E.......................  11,079,818    1,295,442
  Series H.......................     912,776      112,976
  Series I.......................     195,206       23,834
  Series J.......................  12,123,176    1,607,133
  Series K.......................   1,129,886       80,075
  Series M.......................   2,999,321      248,736
  Series N.......................   5,238,078      538,683
  Series O.......................  10,660,332    1,226,349
  Series P.......................     853,530       69,225
  Series S.......................   6,419,333      909,593
  Series V.......................   2,188,385      214,849
  Series X.......................   1,625,661      118,536
  Series Y.......................   1,948,886       78,100

--------------------------------------------------------------------------------

SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

OFFICERS

John D. Cleland, Chairman of the Board
James R. Schmank, President
Terry A. Milberger, Vice President
Cindy L. Shields, Vice President
Steven M. Bowser, Vice President
James P. Schier, Vice President
Thomas A. Swank, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Treasurer

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

[SECURITY DISTRIBUTORS, INC. LOGO]
                                                                  PRESORTED
                                                                  STANDARD
                                                                U.S. POSTAGE
                                                                    PAID
                                                                 CHICAGO, IL
                                                               PERMIT NO. 941

SDI 425A (6-00)                                                      46-04250-01